[front cover]
                                                             OCTOBER 31, 1998

ANNUAL REPORT
-----------------
AMERICAN CENTURY

   [graphic of globe, U.S. Currency, and money managers overlooking monitors]

TWENTIETH CENTURY GROUP
-----------------------
SELECT
HERITAGE
GROWTH

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century
[inside front cover]

AMERICAN CENTURY BROKERAGE
--------------------------------------------------------------------------------

We're pleased to introduce American Century's new brokerage service, which offers a wide range of investment options and features:

    o FundChoice Service--Invest in over 8,000 no-load and load mutual funds from hundreds of different fund companies, many with no transaction fees

    o Buy individual stocks and bonds

    o 24-hour Internet and automated phone trades are just $24.95 for up to 1,000 shares of stock, and 2 cents per share thereafter

    o Strong research  capability
      * Build and track model portfolios
      * Get news, quotes and charts
      * Check free Standard & Poor's stock reports
      * Access Wall Street on Demand(tm), a research service with over 500,000 reports on industry trends, corporate earnings, and mutual fund analysis

    o Track your brokerage account on one easy-to-read statement

    o Unlimited check writing and a Gold MasterCard(reg.tm) ATM/debit card an American Century Brokerage Access AccountSM (minimum $10,000)

To talk with a Brokerage Associate, call 1-888-345-2071.

WHAT'S NEW . . .

               We now have FOUR-PAGE PROFILES of many of our funds. The profiles follow a standard SEC format and allow investors to compare funds easily. You can request a profile or the full prospectus. Full prospectuses contain more detailed fund information and you will continue to receive one after investing.

               In 1999, we will roll out SIMPLIFIED PROSPECTUSES that highlight important information about our funds, including fees and expenses. More technical data will be in the Statement of Additional Information.

On the Cover:

Kevin  Lewis  and  Cindy  Brown  are part of the  investment  group at  American
Century.

[left margin]

TWENTIETH CENTURY GROUP
SELECT
(TWCIX)

TWENTIETH CENTURY GROUP
HERITAGE
(TWHIX)

TWENTIETH CENTURY GROUP
GROWTH
(TWCGX)


Our Message to You
--------------------------------------------------------------------------------

[photo James E. Stowers III and James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     This report covers an investment year filled with sharp contrasts. Many popular market averages set records earlier in the year, lifted by a healthy economy, low inflation, and widespread market optimism, then tumbled dramatically as the outlook for the U.S. economy and for corporate earnings turned pessimistic almost overnight. The mood swing in market psychology seemed especially sharp after the gains over the last several years--gains that were interrupted by relatively few, and very shallow, downdrafts.

     Often forgotten in the earlier, heady atmosphere, was the wide performance disparity at work in the market. Large stocks outperformed midsize stocks. In addition, the very largest stocks in each sector outperformed the smaller stocks in that sector by a wide margin. For example, the largest midsize stocks outperformed smaller midsize stocks. The same was true of large stocks. This made for a very narrow market.

     Given the gains of the last several years, and the low market volatility, it is understandable that many investors--especially those who are new to the stock market--might find the broad market price swings we've seen in 1998 fairly stressful. In our experience, these swings are an inevitable, even necessary, part of the investment process. They often set the stage for further advances-- which, in fact, we saw in late November. But whatever the market's direction, it does not pay to get caught up in its excesses, whether overly optimistic or overly pessimistic. If you have an investment plan, try to stay with it. If you don't have a plan, this might be a good time to develop one.

Turning to the corporate front, it is our pleasure to announce that Jim Stowers III is now overseeing the management teams of our domestic growth funds: Growth, Select, Ultra, Heritage, Vista, Giftrust, and New Opportunities. In his new role, Jim will work directly with the equity teams that run the funds' day-to-day operations. This change is yet another important step in our ongoing effort to bring all our funds' performance up to shareholders' expectations.

     In addition to his new duties, Jim will continue to head the Ultra portfolio team and will remain American Century's Chief Executive Officer.

     We appreciate your investment with American Century.

Sincerely,
/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer

Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3

SELECT
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Portfolio at a Glance ..................................................    6
   Top Ten Holdings .......................................................    7
   Top Five Industries ....................................................    7
   Types of Investments ...................................................    8
   Schedule of Investments ................................................    9

HERITAGE
   Performance Information ................................................   12
   Management Q&A .........................................................   13
   Portfolio at a Glance ..................................................   13
   Top Ten Holdings .......................................................   14
   Top Five Industries ....................................................   14
   Types of Investments ...................................................   15
   Schedule of Investments ................................................   16

GROWTH
   Performance Information ................................................   19
   Management Q&A .........................................................   20
   Portfolio at a Glance ..................................................   20
   Top Ten Holdings .......................................................   21
   Top Five Industries ....................................................   21
   Types of Investments ...................................................   22
   Schedule of Investments ................................................   23

FINANCIAL STATEMENTS
   Statements of Assets and
   Liabilities ............................................................   25
   Statements of Operations ...............................................   26
   Statements of Changes
   in Net Assets ..........................................................   27
   Notes to Financial
   Statements .............................................................   28
   Financial Highlights ...................................................   32
   Independent Auditors' Report ...........................................   41

OTHER INFORMATION
   Share Class and Retirement
   Account Information ....................................................   42
   Background Information
      Investment Philosophy
         and Policies .....................................................   43
      Comparative Indices .................................................   43
      Portfolio Managers ..................................................   43
   Glossary ...............................................................   44


                                                    www.americancentury.com   1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

o Although stocks set records during the first seven months of the year, a sell-off began in early July and accelerated into October, taking the S&P 500 Index down roughly 20%.

o The outperformance of a relatively small number of large and midsize stocks masked much weaker returns in the rest of the equity universe.

o Even with the downturn this year, and the recession of 1990-1991, stocks have produced unusually robust results during the '90s. The S&P 500's average annual return from January 1, 1990, to October 31, 1998, was 16.67%, compared to its historical average of approximately 11%.

o In general, U.S. business is productive and streamlined, which bodes well for the economy. But we are probably in a more moderate phase of the economic cycle--one marked by low inflation and global overcapacity.

o We believe the mid-cap sector looks relatively inexpensive. Companies with sustainable earnings growth could be today's bargains and tomorrow's winners.

SELECT

o Select posted a very fine return for the year ended October 31, 1998, outperforming its benchmark, the S&P 500. (See total returns on page 5.)

o Fund performance benefited from holdings in pharmaceutical companies, which represented 18% of investments at October 31. Telecommunications companies were Select's second-best performing sector. Deregulation and robust demand for cellular and Internet data services helped this sector outperform the broad market during a difficult third quarter.

o Investors continued to gravitate toward larger firms. Stocks that contributed the most to performance included Tyco International, Ltd., a diversified company; retailer Wal-Mart; Merck, a leading pharmaceutical company; and Cisco Systems, a computer networking firm.

HERITAGE

o Total return for Heritage's Investor Class shares was -15.87% for the 12 months ended October 31, 1998. Heritage's benchmark, the S&P MidCap 400, returned 6.71% during the same period.

o Heritage's performance relative to its benchmark was largely the result of company size. Investors continued to pay a premium for larger companies in 1998, while small- and mid-cap stocks lagged. The disparity in performance between very large companies, some of which were represented in the S&P MidCap 400, and the small- and mid-cap companies owned by Heritage approached historically unprecedented levels.

o Investments in electronic components, computer software and apparel companies dampened performance. Heritage benefited from its holdings in food and beverage companies, pharmaceuticals, cable operators and electric utilities.

GROWTH

o Growth posted a solid return for the year ended October 31, 1998, but underperformed its benchmark, the Russell 1000 Growth Index.

o Growth's top-performing sector was pharmaceuticals. Two strong contributors were Pfizer and Schering-Plough, both of which benefited from new product launches and limited exposure to generic competition.

o Selected telecommunications companies also performed well, notably industry leaders MCI WorldCom and Airtouch Communications.

o Broadcasting and media companies, semiconductor manufacturers, and food and beverage companies constrained performance. In nearly each case, stocks suffered at least in part from worsening global economic conditions.

[LEFT MARGIN]

           SELECT (TWCIX)(1)
TOTAL RETURNS:       AS OF 10/31/98
    6 Months               1.10%(2)
    1 Year                   22.96%
NET ASSETS:            $5.6 billion
INCEPTION DATE:          6/30/71(3)

           HERITAGE (TWHIX)(1)
TOTAL RETURNS:       AS OF 10/31/98
    6 Months             -23.17%(2)
    1 Year                  -15.87%
NET ASSETS:          $978.4 million
INCEPTION DATE:            11/10/87

           GROWTH (TWCGX)(1)
TOTAL RETURNS:       AS OF 10/31/98
    6 Months              -0.25%(2)
    1 Year                   18.53%
NET ASSETS:            $6.1 billion
INCEPTION DATE:          6/30/71(3)

(1) Investor Class.

(2) Not annualized.

(3) This inception date corresponds with the management company's implementation of its current investment practices.

Investment terms are defined in the Glossary on page 44.


2      1-800-345-2021


Market Perspective from Robert C. Puff Jr.
--------------------------------------------------------------------------------

[photo Robert C. Puff, Jr.]

Robert C. Puff, Jr., chief investment officer of American Century Investment Management

MARKET PSYCHOLOGY:  THE RETURN OF FEAR

     Sometimes a little pain can go a long way. This was certainly the case during the final four months of our fiscal year (July-October)--a period that marked an abrupt change in market psychology. Financial markets are motivated by greed and fear, and during the '90s, greed has enjoyed a long run. In mid-July, after the S&P 500 peaked, fear returned to the stock market. Its entrance was dramatic, but not terribly surprising. Market declines are a normal part of the investment process. Although they have been notably absent in the 1990s, in prior decades, moderate corrections of 10% happened about once a year and more severe corrections of up to 15% occurred about once every two years. A correction in the 20% range occurred roughly every three to four years. On a historical basis, a correction was overdue.

     The decline in the S&P 500 accelerated into early October, propelled by an increasingly restrained outlook for corporate earnings, apprehension about further economic and political deterioration in Southeast Asia and Russia, and stubbornly elevated short-term interest rates in the United States. Serious talk of a U.S. recession also surfaced.

     Money that had been earmarked for the stock market instead sought a safe haven in U.S. Treasurys and a few popular megastocks. Banks pulled back from lending, and professional investors were shaken by the problems at a large, well-known hedge fund. While many of the pros panicked, individual investors generally stayed the course, and used the decline as a buying opportunity.

ONCE AGAIN, SIZE MATTERED

     August saw a sharp decline of 14.56% in the S&P 500 Index. Especially disturbing, at least psychologically, was the sell-off in the handful of blue-chip stocks that had accounted for much of the S&P 500's performance during the last several years. In general, the returns of larger stocks have been very impressive compared with small and midsize stocks. From January 1994 through October 1998, large stocks outperformed smaller stocks 14 out of 19 calendar quarters. However, closer analysis revealed that the strong performance of a relatively limited number of blue-chip and midsize companies masked the price deterioration of the vast majority of the other 9,000 stocks traded in the United States. For example, through September 30 of this year, fewer than 20 of the largest stocks in the S&P 500 Index were responsible for almost 100% of the index's performance. Most stocks were correcting well before the decline in the major market indices began.

A GOOD PLACE TO WORK  AND INVEST

     Still, as the chart on page 4 illustrates, U.S. stock returns since 1990 have been unusually robust, even with the recession of 1990-1991 and the recent market decline. The S&P 500's average annual return from January 1, 1990, to October 31, 1998, was 16.67%, well above its historical average

[RIGHT MARGIN]

" . . . THROUGH SEPTEMBER 30 OF THIS YEAR, FEWER THAN 20 OF THE LARGEST STOCKS IN THE S&P 500 INDEX WERE RESPONSIBLE FOR ALMOST 100% OF THE INDEX'S PERFORMANCE."

MARKET RETURNS
FOR THE YEAR ENDED OCTOBER 31, 1998
S&P 500             21.96%
S&P MIDCAP 400       6.71%
RUSSELL 2000       -11.84%

Source: Lipper Analytical Services, Inc.

These   indices    represent   the   performance   of   large-,    medium-   and
small-capitalization stocks.

[line chart - data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED OCTOBER 31, 1998

                   S&P 500       S&P Mid-Cap 400     Russell 2000
10/31/97           $1.00             $1.00             $1.00
11/30/97           $1.05             $1.01             $0.99
12/31/97           $1.06             $1.05             $1.01
1/31/98            $1.08             $1.03             $0.99
2/28/98            $1.15             $1.12             $1.07
3/31/98            $1.21             $1.17             $1.11
4/30/98            $1.23             $1.19             $1.12
5/31/98            $1.20             $1.14             $1.06
6/30/98            $1.25             $1.15             $1.06
7/31/98            $1.24             $1.10             $0.97
8/31/98            $1.06             $0.90             $0.79
9/30/98            $1.13             $0.98             $0.85
10/31/98           $1.22             $1.07             $0.88

Value as of 10/31/98:
S&P 500                   $1.22
S&P MidCap 400            $1.07
Russell 2000              $0.88


                                                 www.americancentury.com    3


Market Perspective from Robert C. Puff, Jr.
--------------------------------------------------------------------------------
                                                                    (Continued)

of roughly 11%. Midsize and smaller stocks posted respectable gains during the same period.

     The fact is, the United States is a pretty good place to be. We have a sound economy, a stable government, a generally reasonable regulatory environment, and a culture that values creativity and entrepreneurialism. The recent national elections suggest that our political attitudes remain solidly practical and centrist. Our corporate sector is strong and relatively lean. Many businesses have streamlined operations and enhanced productivity via increasingly powerful--and less expensive--technology. Response time to changes in economic activity and product demand is quite low. Economist Adam Smith's "invisible hand" continues to be active in getting businesses to prune, manage costs, and move toward greater efficiencies. Overall, it is a rich, dynamic process.

     The Federal Reserve has done a good job, too. It has kept interest rates stable, but has been reasonable and flexible in its approach, lowering rates three times this fall (its first such moves since 1995) to help stimulate the economy.

A DIFFERENT PHASE OF GROWTH

     We are  probably now in a different,  more  moderate  phase of the economic cycle. There is, quite frankly, too much of almost everything--except understanding. As an example, the global production capacity for automobiles is estimated to be roughly 28-29 million per year, or about 50% higher than demand. Much the same is true for other key commodities, including basic foodstuffs, steel, petrochemicals, and energy. Overcapacity and global competition have eliminated pricing flexibility from the marketplace, and have contributed to the lowest inflation in more than 30 years. Lower interest rates may help the situation, but I doubt they will have much impact on demand, at least right away. Lowering rates at this stage is, in effect, like pushing on a string. Many consumers already have all they need; lower rates won't necessarily induce them to buy more.

     At some point, of course, overcapacity will dissipate as many of the world's economies begin to grow again. There are already signs, for example, of a more responsible approach to the Japanese banking and economic crises. But in the current environment, deflation remains a threat, and countries--including our own--may be tempted to fall into the trap of protectionism. U.S. manufacturers have already petitioned for tariffs to counteract the dumping of steel and wheat by foreign producers. Trade with Asia is largely one-way: Ships arrive full at our ports but travel empty on the return trip. If growth slows too much, business will lose enthusiasm for new ventures, and the economy will contract. That is the worst-case scenario, but, in my view, it is not the most likely.

MID-CAP STOCKS: GROWTH IS INEXPENSIVE

     We have been in a relatively narrow market for the last few years. Should the market broaden, and reward stocks for their earnings strength and not simply for their size, we believe the earnings acceleration discipline will do well. By a number of measures, including price-earnings ratios, growth in midsized sector is as inexpensive (with but a few exceptions) as it has been in decades. As always, marginal companies will continue to have problems. However, those midsize firms that have built solid positions in their markets, that have strong balance sheets and that have deep enough pockets to get past the rough spots, could be today's bargains and tomorrow's winners.

[LEFT MARGIN]

"THE FACT IS, THE UNITED STATES IS A PRETTY GOOD PLACE TO BE. WE HAVE A SOUND ECONOMY, A STABLE GOVERNMENT, A GENERALLY REASONABLE REGULATORY ENVIRONMENT, AND A CULTURE THAT VALUES CREATIVITY AND ENTREPRENEURIALISM."

[line chart - data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FROM JANUARY 1, 1990, TO OCTOBER 31, 1998

                   S&P 500        S&P MidCap 400     Russell 2000
12/31/89            $1.00              $1.00              $1.00
12/31/90            $0.97              $0.95              $0.81
12/31/91            $1.26              $1.42              $1.18
12/31/92            $1.36              $1.59              $1.39
12/31/93            $1.50              $1.82              $1.66
12/31/94            $1.52              $1.75              $1.63
12/31/95            $2.08              $2.29              $2.09
12/31/96            $2.56              $2.73              $2.43
12/31/97            $3.41              $3.61              $2.98
YTD 1998            $3.91              $3.66              $2.59

Value as of 10/31/98:
S&P 500                   $3.91
S&P MidCap 400            $3.66
Russell 2000              $2.59

Source: Lipper Analytical Services, Inc.


4    1-800-345-2021


Select--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 1998
                INVESTOR CLASS (INCEPTION 6/30/71)(1)  ADVISOR CLASS (INCEPTION 8/8/97)  INSTITUTIONAL CLASS (INCEPTION 3/13/97)
                      SELECT          S&P 500              SELECT          S&P 500              SELECT          S&P 500
6 MONTHS(2)            1.10%           -0.42%               0.98%           -0.42%               1.20%           -0.42%
1 YEAR                22.96%           21.96%              22.67%           21.96%              23.22%           21.96%
AVERAGE ANNUAL RETURNS
3 YEARS               23.52%           25.98%                --               --                 --               --
5 YEARS               14.94%           21.25%                --               --                 --               --
10 YEARS              15.21%           17.84%                --               --                 --               --
LIFE OF FUND          17.20%           13.29%              15.63%           16.01%              26.37%           24.58%

(1) Although the fund's actual inception date was 10/31/58, this inception date corresponds with the management company's implementation of its current investment philosophy and practices.

(2) Returns for periods less than one year are not annualized.

See pages 42, 43 and 44 for information about share classes, the S&P 500 and returns.

[mountain chart - data below]

GROWTH OF $10,000 OVER 10 YEARS

                Select           S&P 500
Date         Value Return      Value Return
10/31/88        $10,000          $10,000
10/31/89        $13,260          $12,627
10/31/90        $12,989          $11,677
10/31/91        $16,504          $15,589
10/31/92        $16,797          $17,137
10/31/93        $20,527          $19,689
10/31/94        $19,014          $20,451
10/31/95        $21,870          $25,842
10/31/96        $26,192          $32,052
10/31/97        $33,497          $42,341
10/31/98        $41,187          $51,636

Value as of 10/31/98:
Select    $41,187
S&P 500   $51,636

The chart at left shows the growth of a $10,000 investment in the fund over 10 years, while the chart below shows the fund's year-by-year performance. The S&P 500 is provided for comparison in each chart. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Select's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500 do not.

[bar chart - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDING OCTOBER 31)

              10/89    10/90    10/91    10/92    10/93    10/94    10/95    10/96    10/97    10/98
Select        32.59%   -2.03%   27.05%   1.76%    22.20%   -7.37%   15.02%   19.76%   27.89%   22.96%
S&P 500       26.27%   -7.52%   33.50%   9.93%    14.89%   3.87%    26.36%   24.03%   32.10%   21.96%


                                                  www.americancentury.com    5


Select--Q&A
--------------------------------------------------------------------------------

[photo of Jean Ledford and Richard Welsh}
Jean Ledford and Richard Welsh, portfolio managers on the Select investment team

     An interview with Jean Ledford and Richard Welsh, portfolio managers on the Select investment team.

HOW DID SELECT PERFORM DURING ITS FISCAL YEAR?

     Select posted a healthy 22.96% total return for the year ended October 31, 1998.* It outperformed its benchmark, the Standard & Poor's 500 Index, which gained 21.96%, and also outpaced most of its peers. Select ranked in the top 4% of 726 growth and income funds, according to Lipper Analytical Services.(+)

     As you can tell from the chart on page 5, Select's longer-term performance also has been good. Select received a five-star rating for risk-adjusted performance for the three years ended October 31, 1998, out of the 2,719 domestic equity funds tracked by Morningstar.(+)(+) Both Morningstar and Lipper are independent mutual fund rating companies.

WHAT SECTORS CONTRIBUTED TO SELECT'S  PERFORMANCE?

     Our best-performing industry, pharmaceuticals, also was our largest industry weighting. Although holdings ebbed and flowed as earnings dictated, drug companies represented 18% of investments at October 31. Pharmaceuticals are viewed as consistent earners and are less vulnerable to an economic slowdown here and in foreign markets, and that proved to be true when the Asian economic crisis began to spill over into other parts of the world.

     We doubled Select's weighting in telecommunications companies to slightly more than 10% of investments at October 31, and the sector ranked as our second-best contributor to performance. Telecommunications companies are benefiting from deregulation and robust demand for wireless and Internet data services, which helped this sector outperform the broad market during the very difficult third quarter.

     Technology companies, including software manufacturer Microsoft and Cisco Systems, a networking products company, also contributed to returns. These companies are leaders in their industries and were less affected by problems in Asia than were their smaller counterparts.

*All fund returns referenced in this interview are for Investor Class shares.

(+)According to Lipper, for the periods ending October 31, 1998, Select was ranked 225 out of 296 growth and income funds for five years and was ranked 59 out of 146 growth and income funds for 10 years. Past performance is no guarantee of future results.

(+)(+)Morningstar proprietary ratings reflect risk-adjusted performance as of October 31, 1998. Select received three stars for the five- and 10-year periods ending October 31, 1998, out of 1,622 and 728 domestic equity funds, respectively. The overall rating, which may change monthly, is calculated from the fund's three- and five-year returns in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. Ten percent of the funds in an investment category receive five stars, the next 22.5% receive four stars, and the next 35% receive three stars. Past performance is no guarantee of future results.

[LEFT MARGIN]

"PHARMACEUTICALS ARE VIEWED AS CONSISTENT EARNERS AND ARE LESS VULNERABLE TO AN ECONOMIC SLOWDOWN HERE AND IN FOREIGN MARKETS, AND THAT PROVED TO BE TRUE WHEN THE ASIAN ECONOMIC CRISIS BEGAN TO SPILL OVER INTO OTHER PARTS OF THE WORLD."

PORTFOLIO AT A GLANCE
                                10/31/98          10/31/97
NO. OF COMPANIES                  96                86
MEDIAN P/E RATIO                 32.0              24.4
MEDIAN MARKET                    $31.6            $30.8
CAPITALIZATION                  BILLION           BILLION
PORTFOLIO TURNOVER               165%               94%
EXPENSE RATIO (FOR
   INVESTOR CLASS)               1.00%             1.00%

Investment terms are defined in the Glossary on page 44.


6     1-800-345-2021


Select--Q&A
--------------------------------------------------------------------------------
                                                                    (continued)

WHICH STOCKS CONTRIBUTED THE MOST TO PERFORMANCE?

     Investors continued to gravitate to the perceived safety of larger firms, and paid a premium for industry leadership and growth sustainability. These characteristics can be seen in Select's top-performing stocks, which included Tyco International, a diversified manufacturing company, discount retailer Wal-Mart, drug maker Merck, and computer networking manufacturer Cisco Systems.

     Select's top contributor was Tyco, which has businesses in fire and safety protection systems, flow control equipment, electrical and electronics components, and disposable products. The company's long-running success is due in part to its ability to acquire companies that fit well with existing businesses and to manage its operations profitably. We continue to take profits in this holding, which has appreciated substantially.

     Wal-Mart was another successful investment. A strong economy, more profitable private-label grocery items, and ongoing economies of scale have driven the company's profits. Wal-Mart also is beginning to realize the benefits of its 1997 acquisition of a retail chain in Germany and its majority interest in Cifra, Mexico's largest retailer.

     Merck was our top-contributing pharmaceutical company. Its earnings have been buoyed by the successful launch of several new products, including Propecia, for treating male-pattern hair loss, and Fosamax, which treats and prevents osteoporosis.

     Cisco Systems, which we mentioned earlier, significantly added to the fund's performance. The company has sustained its earnings growth rate through aggressive marketing of its Internet routers and related services.

WHICH SECTORS OR STOCKS DAMPENED  PERFORMANCE?

     Select's worst-performing stocks were, almost without exception, banks and financial service companies. Growth in the financial industry began to stall in mid-year in response to escalating turmoil in Southeast Asia, Russia and Latin America. In hindsight, we were a bit tardy in our exit, although we had substantially reduced holdings ahead of the rout that ensued in the third quarter. Names we eliminated include Morgan Stanley Dean Witter, BankAmerica and MBNA Corporation.

     Another underperforming holding, Tellabs, Inc., suffered a perceived slowdown in customer orders due to global economic problems and a failed merger. Tellabs is a telecommunications equipment manufacturer with exposure to many overseas markets. Its international sales representing more than a third of its revenues. Investors' confidence in this stock diminished perceptibly as problems abroad compounded. We have removed this stock from the portfolio.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO IN THE LAST SIX MONTHS?

     Our greatest shifts have been in pharmaceutical stocks, where holdings fluctuated in response to earnings. Good individual stock selection and effective timing of buy and sell decisions helped this group emerge as Select's top-contributing sector, and we believe the future continues to look bright for pharmaceuticals, especially larger-cap drug companies.

     As we mentioned earlier, we increased Select's stake in telecommunications companies, such as AT&T and MCI WorldCom, which have done well since the market's tumble in July 1998. AT&T's

[RIGHT MARGIN]

TOP TEN HOLDINGS
                                  % OF FUND INVESTMENTS
                                  AS OF             AS OF
                                10/31/98           4/30/98

GENERAL ELECTRIC
     CO. (U.S.)                   3.7%               4.5%

MICROSOFT CORP.                   3.6%               2.5%

INTERNATIONAL BUSINESS
     MACHINES CORP.               3.4%               1.0%

MERCK & CO., INC.                 3.3%                 --

BRISTOL-MYERS
     SQUIBB CO.                   2.8%               1.5%

WAL-MART STORES, INC.             2.7%               2.6%

JOHNSON & JOHNSON                 2.7%               0.9%

INTEL CORP.                       2.7%               0.8%

MCI WORLDCOM, INC.(1)             2.6%            1.4%(2)

AT&T CORP.                        2.3%               1.1%


(1) WorldCom, Inc. acquired MCI Communications on 9/15/98. Surviving name is MCI WorldCom, Inc.

(2) Represents WorldCom shares owned by the fund.

TOP FIVE INDUSTRIES
                                  % OF FUND INVESTMENTS
                                  AS OF             AS OF
                                10/31/98           4/30/98

PHARMACEUTICALS                  18.0%               6.5%

COMMUNICATIONS
     SERVICES                    10.2%               8.7%

COMPUTER SYSTEMS                  6.6%               3.4%

COMPUTER SOFTWARE
     & SERVICES                   6.2%               8.7%

DIVERSIFIED COMPANIES             5.8%              10.4%


                                                  www.americancentury.com    7


Select--Q&A
--------------------------------------------------------------------------------
                                                                    (continued)

arrangement with British Telecom (BT) to provide international communications services bodes well for this company's growth. Meanwhile, MCI WorldCom, the nation's second-largest long-distance company, is one of the first vertically integrated telecommunications providers, which means it can supply its customers with local, long-distance and Internet data service. We also increased holdings in regional Bell operating companies, which are enjoying increasing demand for newer services such as caller identification and additional phone lines to support home-based Internet use.

     On the sell side, we reduced our stake in energy companies, particularly oilfield services companies. This sector suffered as ongoing weakness in crude oil prices effectively slowed growth in oilfield exploration and production, especially in North America. At this time, we do not expect the slowdown to reverse itself in the near future.

WHAT'S YOUR OUTLOOK ON STOCKS HEADING INTO 1999?

     We believe that investors will continue to gravitate toward companies with the best chances of sustaining their growth--those with the highest earnings visibility--and an ability to ride out a period of slowing economic activity here and abroad. We will continue to search for and buy high-quality, large-cap companies with good earnings acceleration and revenue growth.

[LEFT MARGIN]

"WE WILL CONTINUE TO SEARCH FOR AND BUY HIGH-QUALITY, LARGE-CAP COMPANIES WITH GOOD EARNINGS ACCELERATION AND REVENUE GROWTH."

[pie charts - data below]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF OCTOBER 31, 1998
Temporary Cash Investments     6.0%
Common Stocks                 94.0%

AS OF APRIL 30, 1998
Temporary Cash Investments     4.0%
Common Stocks                 96.0%


8    1-800-345-2021


Select--Schedule of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 1998

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

COMMON STOCKS-94.0%

AEROSPACE & DEFENSE-1.1%
    1,250,000  Boeing Co.                                        $     46,875
      135,000  Lockheed Martin Corp.                                   15,036
                                                                -------------
                                                                       61,911
                                                                -------------
BANKING-4.2%
      500,000  Bank of New York Co., Inc. (The)                        15,781
      530,000  Chase Manhattan Corp.                                   30,111
    1,300,000  Citigroup Inc.                                          61,180
      480,000  Fifth Third Bancorp                                     31,815
      970,000  First Union Corp.                                       56,260
      300,000  Fleet Financial Group, Inc.                             11,981
      850,000  Norwest Corp.                                           31,609
                                                                -------------
                                                                      238,737
                                                                -------------
BIOTECHNOLOGY-0.6%
      450,000  Amgen Inc.(1)                                           35,367
                                                                -------------
BROADCASTING & MEDIA-1.5%
      850,000  CBS Corporation                                         23,747
      650,000  Time Warner Inc.                                        60,327
                                                                -------------
                                                                       84,074
                                                                -------------
CHEMICALS & RESINS-1.2%
      290,000  Dow Chemical Co.                                        27,151
      675,000  du Pont (E.I.) de Nemours & Co.                         38,813
                                                                -------------
                                                                       65,964
                                                                -------------
COMMUNICATIONS EQUIPMENT-4.3%
    1,580,000  Cisco Systems Inc.(1)                                   99,688
      850,000  Lucent Technologies Inc.                                68,158
      950,000  Motorola, Inc.                                          49,400
      572,700  Northern Telecom Ltd.                                   24,519
                                                                -------------
                                                                      241,765
                                                                -------------
COMMUNICATIONS SERVICES-10.2%
      909,800  AirTouch Communications, Inc.(1)                        50,949
      900,000  Ameritech Corp.                                         48,544
    2,130,000  AT&T Corp.                                             132,593
    1,000,000  Bell Atlantic Corp.                                     53,125
      625,000  BellSouth Corp.                                         49,883
      300,000  Century Telephone Enterprises, Inc.                     17,044
      610,000  GTE Corp.                                               35,799
    2,700,000  MCI WorldCom, Inc.(1)                                  149,258
      560,000  Sprint Corp.                                            42,980
                                                                -------------
                                                                       580,175
                                                                 -------------

Shares                     ($ in Thousands)                    Value
-------------------------------------------------------------------------------

COMPUTER PERIPHERALS-1.5%
      880,000  3Com Corp.(1)                                     $     31,763
      850,000  EMC Corp. (Mass.)(1)                                    54,719
                                                                -------------
                                                                       86,482
                                                                -------------
COMPUTER SOFTWARE & SERVICES-6.2%
      650,000  America Online Inc.                                     82,591
      560,000  BMC Software, Inc.(1)                                   26,898
    1,900,000  Microsoft Corp.(1)                                     201,222
    1,360,000  Oracle Systems Corp.(1)                                 40,205
                                                                -------------
                                                                      350,916
                                                                -------------
COMPUTER SYSTEMS-6.6%
    2,260,000  Compaq Computer Corp.                                   71,473
    1,100,000  Dell Computer Corp.(1)                                  72,084
    1,300,000  International Business
                  Machines Corp.                                      192,969
      620,000  Sun Microsystems, Inc.(1)                               36,076
                                                                -------------
                                                                      372,602
                                                                -------------
CONSUMER PRODUCTS-2.5%
      400,000  Avon Products, Inc.                                     15,875
      420,000  Colgate-Palmolive Co.                                   37,118
    1,000,000  Procter & Gamble Co. (The)                              88,875
                                                                -------------
                                                                      141,868
                                                                -------------
DIVERSIFIED COMPANIES-5.8%
    2,370,000  General Electric Co. (U.S.)                            207,373
      200,000  Honeywell Inc.                                          15,975
      700,000  Minnesota Mining &
                  Manufacturing Co.                                    56,000
      750,000  Tyco International Ltd.                                 46,453
                                                                -------------
                                                                      325,801
                                                                -------------
ELECTRICAL &
ELECTRONIC
COMPONENTS-3.0%
    1,700,000  Intel Corp.                                            151,671
      350,000  Solectron Corp.(1)                                      20,038
                                                                -------------
                                                                      171,709
                                                                -------------
ENERGY (PRODUCTION & MARKETING)-2.6%
      400,000  Chevron Corp.                                           32,600
      670,000  Enron Corp.                                             35,343
      600,000  Exxon Corp.                                             42,750
      500,000  Mobil Corp.                                             37,844
                                                                -------------
                                                                      148,537
                                                                -------------
ENVIRONMENTAL SERVICES-0.3%
      800,000  Republic Services, Inc. Cl A(1)                         17,500
                                                                -------------

See Notes to Financial Statements


                                                  www.americancentury.com     9


Select--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (continued)

OCTOBER 31, 1998

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

FINANCIAL SERVICES-2.6%
      490,000  Associates First Capital Corp.                    $     34,545
      670,000  Fannie Mae                                              47,444
      460,000  Federal Home Loan Mortgage
                  Corporation                                          26,450
      799,600  Schwab (Charles) Corp.                                  38,331
                                                                -------------
                                                                      146,770
                                                                -------------
FOOD & BEVERAGE-4.8%
      700,000  Anheuser-Busch Companies, Inc.                          41,606
      413,000  Campbell Soup Co.                                       22,018
    1,400,000  Coca-Cola Company (The)                                 94,675
      685,000  ConAgra, Inc.                                           20,850
      415,000  Heinz (H.J.) Co.                                        24,122
      900,000  PepsiCo, Inc.                                           30,375
       99,600  Quaker Oats Co. (The)                                    5,883
      500,000  Sara Lee Corp.                                          29,844
                                                                -------------
                                                                      269,373
                                                                -------------
HEALTHCARE-1.3%
      620,000  Baxter International, Inc.                              37,161
      390,000  Cardinal Health, Inc.                                   36,879
                                                                -------------
                                                                       74,040
                                                                -------------
INSURANCE-2.2%
      540,900  Allstate Corp.                                          23,293
      680,000  American International Group, Inc.                      57,970
      600,000  SunAmerica, Inc.                                        42,300
                                                                -------------
                                                                      123,563
                                                                -------------
LEISURE-0.6%
    1,330,000  Disney (Walt) Co.                                       35,827
                                                                -------------
MEDICAL EQUIPMENT & SUPPLIES-1.9%
      503,000  Guidant Corp.                                           38,480
    1,050,300  Medtronic, Inc.                                         68,270
                                                                -------------
                                                                      106,750
                                                                -------------
OFFICE EQUIPMENT & SUPPLIES-0.3%
      350,000  Pitney Bowes Inc.                                       19,272
                                                                -------------
PAPER & FOREST PRODUCTS-0.8%
      675,000  Kimberly-Clark Corp.                                    32,569
      230,000  Weyerhaeuser Co.                                        10,767
                                                                -------------
                                                                       43,336
                                                                -------------

Shares                     ($ in Thousands)                    Value
-------------------------------------------------------------------------------

PHARMACEUTICALS-18.0%
    1,400,000  Abbott Laboratories                               $     65,713
      900,000  American Home Products Corp.                            43,875
    1,430,000  Bristol-Myers Squibb Co.                               158,103
    1,880,000  Johnson & Johnson                                      153,220
    1,590,000  Lilly (Eli) & Co.                                      128,691
    1,385,000  Merck & Co., Inc.                                      187,321
    1,170,000  Pfizer, Inc.                                           125,556
    1,150,000  Pharmacia & Upjohn Inc.                                 60,878
      530,000  Schering-Plough Corp.                                   54,524
      510,000  Warner-Lambert Co.                                      39,971
                                                                -------------
                                                                    1,017,852
                                                                -------------
RESTAURANTS-0.5%
      450,000  McDonald's Corp.                                        30,094
                                                                -------------
RETAIL (FOOD & DRUG)-1.7%
      865,000  CVS Corp.                                               39,520
      600,000  Rite Aid Corp.                                          23,813
    1,290,000  SYSCO Corp.                                             34,749
                                                                -------------
                                                                       98,082
                                                                -------------
RETAIL (GENERAL MERCHANDISE)-3.0%
      350,000  Best Buy Co., Inc.(1)                                   16,800
    2,250,000  Wal-Mart Stores, Inc.                                  155,250
                                                                -------------
                                                                      172,050
                                                                -------------
RETAIL (SPECIALTY)-1.2%
    1,500,000  Home Depot, Inc.                                        65,250
                                                                -------------
TOBACCO-2.3%
    2,550,000  Philip Morris Companies Inc.                           130,369
                                                                -------------
UTILITIES-1.2%
      300,000  American Electric Power Co., Inc.                       14,681
      250,000  Duke Power Co.                                          16,172
      600,000  PG&E Corp.                                              18,263
      600,000  Southern Co.                                            16,913
                                                                -------------
                                                                       66,029
                                                                -------------
TOTAL COMMON STOCKS                                                 5,322,065
     (Cost $4,268,613)                                          -------------

                                              See Notes to Financial Statements


10    1-800-345-2021


Select--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (continued)

OCTOBER 31, 1998

Principal Amount           ($ in Thousands)                     Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS(2)-6.0%
   $      856  FHLB Discount Notes,
5.40%,
                  11/2/98                                      $          856
       50,000  FHLB Discount Notes, 5.14%,
                  11/4/98                                              49,987
      286,544  FHLMC Discount Notes, 5.42%,
                  11/2/98                                             286,544
                                                                -------------
TOTAL TEMPORARY CASH INVESTMENTS                                      337,387
    (Cost $337,336)                                             -------------

TOTAL INVESTMENT SECURITIES-100.0%                                 $5,659,452
    (Cost $4,605,949)                                           =============

================================================================================
FUTURES CONTRACTS
                               ($ in Thousands)
                     Expiration       Underlying Face         Unrealized
   Purchased            Date           Amount at Value           Gain
------------------------------------------------------------------------
  595 S&P 500         December
    Futures             1998              $164,398              $13,523
                                       ==================================

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

(1) Non-income producing.

(2) The rates for U.S. Government Agency discount notes are the yield to maturity at purchase.

UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:
o a list of each investment
o the number of shares of each stock or the principal  amount of each bond
o the market value of each investment
o the percentage of total investments in each industry
o the percent and dollar breakdown of each investment category

See Notes to Financial Statements

                                                www.americancentury.com      11


Heritage--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 1998
                INVESTOR CLASS (INCEPTION 11/10/87)    ADVISOR CLASS (INCEPTION 7/11/97)    INSTITUTIONAL CLASS (INCEPTION 6/16/97)
                    HERITAGE     S&P MIDCAP 400           HERITAGE     S&P MIDCAP 400             HERITAGE S&P MIDCAP 400
6 MONTHS(1)         -23.17%         -10.46%               -23.21%          -10.46%                   -23.08%          -10.46%
1 YEAR              -15.87%           6.71%               -16.03%            6.71%                   -15.67%            6.71%
AVERAGE ANNUAL RETURNS
3 YEARS               6.38%          18.44%                  --                --                        --                --
5 YEARS               7.57%          15.57%                  --                --                        --                --
10 YEARS             12.25%          17.60%                  --                --                        --                --
LIFE OF FUND         13.45%       18.63%(2)                -9.63%         6.19%(3)                    -5.74%          13.53%(4)

(1)  Returns for periods less than one year are not annualized.

(2) Return from 11/30/87, the date nearest the class's inception for which data are available.

(3) Return from 7/31/97, the date nearest the class's inception for which data are available.

(4) Return from 6/30/97, the date nearest the class's inception for which data are available.

See pages 42, 43 and 44 for information about share classes, the S&P MidCap 400 Index and returns.

[mountain chart - data below}

Growth of $10,000 Over 10 Years

            Heritage   S&P MidCap 400
Date         Value         Value
10/31/88    $10,000       $10,000
10/31/89    $13,266       $13,061
10/31/90    $11,723       $11,311
10/31/91    $15,622       $18,488
10/31/92    $17,130       $20,192
10/31/93    $22,038       $24,539
10/31/94    $21,789       $25,123
10/31/95    $26,373       $30,452
10/31/96    $29,126       $35,736
10/31/97    $37,736       $47,410
10/31/98    $31,748       $50,592

Value as of 10/31/98:
Heritage          $31,748
S&P MidCap 400    $50,592

The chart at left shows the growth of a $10,000 investment in the fund over 10 years, while the chart below shows the fund's year-by-year performance. The S&P MidCap 400 Index is provided for comparison in each chart. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Heritage's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P MidCap 400 Index do not.

[bar chart - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDING OCTOBER 31)

                      10/89    10/90    10/91    10/92    10/93    10/94    10/95    10/96    10/97    10/98
Select               32.65%   -11.62%   33.25%   9.65%    28.64%   -1.13%   21.04%   10.44%   29.56%  -15.87%
S&P MidCap 400       30.61%   -13.40%   63.45%   9.22%    21.53%    2.38%   21.21%   17.35%   32.67%    6.71%


12     1-800-345-2021


Heritage--Q&A
--------------------------------------------------------------------------------

[photo of Harold Bradley and Linda Peterson]
Harold Bradley and Linda Peterson, portfolio managers on the Heritage investment team

     An interview with Harold Bradley and Linda Peterson, portfolio managers on the Heritage investment team.

HOW DID HERITAGE PERFORM DURING THE  PAST YEAR?

     Heritage lost 15.87% during the 12 months ended October 31, 1998, in a year characterized by unusually high volatility and wide disparity, based on market capitalization, in the performance of stocks.* The S&P MidCap 400 Index gained 6.71% during the same period.

WILL YOU EXPLAIN HERITAGE'S PERFORMANCE RELATIVE TO THE S&P MIDCAP 400?

     The S&P MidCap 400 Index is a capitalization-weighted index, meaning the largest companies have the most significant impact on performance. For example, America Online was the best-performing stock in this index, up 230% for the year. At a market capitalization of $32 billion, AOL fits no definition of a mid-cap investment. Of the top 10 performing stocks in the S&P MidCap 400, all exceed the $5 billion market capitalization level that typically distinguishes large-cap from mid-cap stocks.

     Investors paid a significant premium for the presumed safety of larger companies in 1998. The disparity in performance between very large companies and the small- and mid-cap companies owned by Heritage approached historically unprecedented levels.

     In the first quarter of the year, small-capitalization companies (less than $1 billion) represented a significant portion of Heritage's holdings. As a group this year, small-capitalization stocks proved to be a victim of the market's growing concerns that Asian economic problems might spread globally. A number of reports conclude that the average small-capitalization stock lost more than 15% in the year. The average mid-cap stock fared only marginally better. Interestingly, many of these companies continued to demonstrate favorable earnings and revenue patterns. At the same time, investors lost confidence that such performance could continue and prices fell. Even though we shifted more toward the mid-cap sector, small-cap stocks in the portfolio detracted from performance.

WHAT WERE SOME THEMES OR HOLDINGS THAT HELPED DURING THE YEAR?

     Heritage enjoyed favorable investment returns from food and beverage companies, pharmaceuticals, cable operators and electric utilities.

     Mylan Labs, our largest contributor, illustrates our interest in the generic drug sector. As prices for branded pharmaceutical products continue to escalate, the generic drug makers increasingly exploit opportunities to deliver effective drug therapies at cheaper prices. Earnings and revenues grow as new products are approved. Additionally, many health insurers now charge higher co-payments for brand name drugs to control costs and foster greater consumer reliance on generic products.

*All fund returns referenced in this interview are for Investor Class shares.

[RIGHT MARGIN]

"INVESTORS PAID A SIGNIFICANT PREMIUM FOR THE PRESUMED SAFETY OF LARGER COMPANIES IN 1998. THE DISPARITY IN PERFORMANCE BETWEEN VERY LARGE COMPANIES AND THE SMALL- AND MID-CAP COMPANIES OWNED BY HERITAGE APPROACHED HISTORICALLY UNPRECEDENTED LEVELS."

PORTFOLIO AT A GLANCE
                                    10/31/98          10/31/97
NO. OF COMPANIES                      82                93
MEDIAN P/E RATIO                     25.3              22.5
MEDIAN MARKET                        $2.97             $893
CAPITALIZATION                      BILLION           MILLION
PORTFOLIO TURNOVER                   148%               69%
EXPENSE RATIO (FOR
   INVESTOR CLASS)                   1.00%             1.00%

Investment terms are defined in the Glossary on page 44.


                                            www.americancentury.com         13


Heritage--Q&A
--------------------------------------------------------------------------------
                                                                    (continued)

     DEKALB Genetics was the fund's second-best contributor to performance. Monsanto acquired the company in the second quarter at a large premium to the market price. Chemical companies such as Monsanto continue to acquire leaders in agricultural biotechnology applications.

     Our investment in The Metzler Group, a leading provider of consulting services to energy-based and other regulated industries, represents Heritage's focus on both growth and recurring revenue streams. Metzler generally delivers its services based on long-term contracts. Consolidation and emerging competition in the utility industry should place Metzler in a strong position to advise utility executives about cost management practices and operational efficiency.

     Cable companies also contributed positively to the fund's performance. Strong cash flow from subscriber growth and a host of new services including Internet access, telecommunications and data transfer create a compelling investment theme. Many of these companies are nearing the end of large capital expenditures to modernize systems, which should lead to strong earnings growth in the very near future.

WHICH STOCKS OR INDUSTRIES HURT FUND PERFORMANCE DURING THE YEAR?

     Investments in electronic components, computer software, and apparel companies dampened investment performance. The technology group, including software, was buffeted by concerns about the meltdown of Asian economies and persistent worries that the Year 2000 "bug" in major computer systems might slow new software purchases in 1999. One holding, FileNet, was among the software companies that blamed an earnings shortfall on purchase deferrals by major clients worried about introducing new complexity into newly Year 2000-compliant computer systems.

     The technology group represented 25% of the fund last year and was pared to 16% at year-end.

WHAT CHANGES DID YOU MAKE IN THE  PORTFOLIO DURING THE YEAR?

     The transition of the portfolio management team in March of this year led to significant restructuring of the portfolio and the adoption of additional processes to ensure appropriate diversification and growth consistent with an accelerating rate of change in a company's revenues and earnings.

     Heritage moved up in market capitalization to a more focused mid-cap approach. This action created some transition costs as the sale of many smaller-capitalization companies coincided with a sharp contraction in trading volumes in the second and third quarters of the year.

     The emphasis on diversification led the fund to build positions in companies connected with the highway construction industry. These companies are likely to benefit from a 40% increase in federal highway spending under the recently passed five-year Federal Transportation Equity Act for the 21st Century. Such companies appear positioned to generate strong growth with a smaller risk to earnings from a possible general slowing of the economy.

     We also directed more investment dollars into the biotechnology and healthcare groups. Biotech companies specifically now exhibit earnings and revenue growth after years of extensive and expensive research and development. Biogen, for example, turned research into a dominant multiple sclerosis drug called Avonex. Strong

[LEFT MARGIN]

TOP TEN HOLDINGS
                                         % OF FUND INVESTMENTS
                                     AS OF                   AS OF
                                   10/31/98                 4/30/98
MYLAN LABORATORIES
     INC.                            5.8%                    2.6%
OMNICARE, INC.                       2.9%                    1.2%
METZLER GROUP,
     INC. (THE)                      2.9%                     --
CRH PLC ORD                          2.8%                    0.7%
RELIASTAR FINANCIAL
     CORP.                           2.7%                    1.2%
NETWORK ASSOCIATES
     INC.                            2.7%                    2.0%
BIOMATRIX, INC.                      2.6%                     --
LAFARGE SA ORD                       2.4%                    0.9%
HARLEY-DAVIDSON, INC.                2.3%                     --
GEMSTAR INTERNATIONAL
     GROUP LTD.                      2.2%                     --

TOP FIVE INDUSTRIES
                                         % OF FUND INVESTMENTS
                                     AS OF                   AS OF
                                   10/31/98                 4/30/98
COMPUTER SOFTWARE
     & SERVICES                     11.3%                    15.5%
CONSTRUCTION &
     PROPERTY DEVELOPMENT            8.9%                     1.1%
COMMUNICATIONS
     SERVICES                        7.8%                     0.8%
PHARMACEUTICALS                      7.2%                     5.1%
BUSINESS SERVICES &
     SUPPLIES                        6.3%                     6.9%


14     1-800-345-2021


Heritage--Q&A
--------------------------------------------------------------------------------
                                                                    (continued)

European acceptance of this drug therapy is helping drive accelerating earnings.

WHAT EXPLAINS THE INCREASE IN NON-U.S. STOCKS IN THE FUND?

     The increase in Heritage's international stock ownership from 7.6% to 17.2% reflected an investment outlook for continued infrastructure spending in Europe and the strong economic benefits likely to accrue to the Continent after the European Economic Union begins on January 1, 1999.

     The  increase  in  international   stock  weightings  was  concentrated  in
construction and financial themes and contributed positively to performance during the year.

     One of our top-contributing international stocks was CRH PLC. This Irish company derives more than half of its revenues from the United States, where it is a major supplier of concrete and aggregate materials used in roadbuilding. This represents one of the ironies of investing in 1998. Many companies appear to be non-U.S. concerns but derive significant percentages of revenue from U.S. operations. At the same time, many mid-cap U.S. companies now have extensive operations in Europe, Asia, and Latin America.

     Alberta Energy, one of Canada's largest natural-gas producers, provides another example of a foreign company taking aim at the U.S. market. Alberta participates in a consortium building the Alliance gas pipeline that will transport low-cost Canadian gas directly to the United States early next year.

WHAT IS YOUR OUTLOOK FOR HERITAGE AND MID-CAP STOCKS?

     In 1998, the valuation placed on earnings and revenues of large-capitalization companies reached historically extreme levels compared to those of small- and mid-cap companies. While it is impossible to predict how long such trends might continue, history shows that investors tend to correct such disparities often after sharp market corrections such as those in 1973-74, 1987, and 1990-91.

[RIGHT MARGIN]

"WE FEEL CONFIDENT THAT OUR FOCUSED INVESTMENT PROCESS, AND MORE FAVORABLE GLOBAL ECONOMIC CONDITIONS, WILL ULTIMATELY REWARD INVESTORS IN MID-CAP GROWTH STOCKS."

[pie charts - data below]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF OCTOBER 31, 1998
Convertible Bonds              1.0%
Temporary Cash Investments     3.0%
Common Stocks                 96.0%

AS OF APRIL 30, 1998
Temporary Cash Investments     7.0%
Common Stocks                 93.0%


                                                 www.americancentury.com     15


Heritage--Schedule of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 1998

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

COMMON STOCKS-96.1%

AEROSPACE & DEFENSE-2.6%
    1,561,500  Bombardier Inc. Cl B ORD                          $     18,481
       58,000  EG&G, Inc.                                               1,457
       58,000  Lockheed Martin Corp.                                    6,460
                                                                -------------
                                                                       26,398
                                                                -------------
AUTOMOBILES & AUTO PARTS-0.3%
      108,000  Hayes Lemmerz International Inc.(1)                      2,896
                                                                -------------
BANKING-1.9%
       45,700  Dexia France ORD                                         6,739
       37,600  First American Corp. (Tenn.)                             1,551
       22,000  M & T Bank Corporation                                  10,967
                                                                -------------
                                                                       19,257
                                                                -------------
BIOTECHNOLOGY-5.6%
      155,200  Biogen, Inc.(1)                                         10,782
      555,400  Biomatrix, Inc.(1)                                      26,104
      213,400  Centocor, Inc.(1)                                        9,490
      141,200  Immunex Corp.(1)                                         9,752
                                                                -------------
                                                                       56,128
                                                                -------------
BROADCASTING & MEDIA-1.9%
       12,100  Media General, Inc. Cl A                                   541
      816,600  USA Networks Inc.(1)                                    18,348
                                                                -------------
                                                                       18,889
                                                                -------------
BUSINESS SERVICES & SUPPLIES-6.3%
      491,600  Mastech Corp.(1)                                        11,568
      687,900  Metzler Group, Inc. (The)(1)                            28,720
      716,300  National Computer Systems, Inc.                         20,124
      134,900  PAREXEL International Corp.(1)                           2,980
                                                                -------------
                                                                       63,392
                                                                -------------
COMMUNICATIONS EQUIPMENT-2.9%
      450,500  ADC Telecommunications, Inc.(1)                         10,347
      387,600  Ascend Communications, Inc.(1)                          18,690
                                                                -------------
                                                                       29,037
                                                                -------------
COMMUNICATIONS SERVICES-6.9%
      182,100  Adelphia Communications
                  Corp. Cl A(1)                                         6,943
      183,300  Comcast Corp. Cl A                                       8,982
      175,200  Cox Communications, Inc. Cl A(1)                         9,614
      397,600  Gemstar International Group Ltd.(1)                     21,769
      422,800  Global TeleSystems Group, Inc.(1)                       16,886
      159,700  Pacific Gateway Exchange, Inc.(1)                        4,631
                                                                -------------
                                                                       68,825
                                                                -------------

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES-11.3%
      209,500  Cap Gemini N.V. ORD                               $     12,949
      346,800  Getronics N.V. ORD                                      14,383
      700,500  HBO & Co.                                               18,366
      330,600  Henry (Jack) & Associates, Inc.                         15,166
      172,900  HNC Software Inc.(1)                                     5,814
      295,200  Intuit Inc.(1)                                          14,871
      630,910  Network Associates Inc.(1)                              26,833
      109,700  Synopsys, Inc.(1)                                        4,954
                                                                -------------
                                                                      113,336
                                                                -------------
CONSTRUCTION & PROPERTY
DEVELOPMENT-8.9%
    1,936,681  CRH plc ORD                                             28,234
      400,000  Granite Construction Inc.                               13,325
      230,000  Lafarge SA ORD                                          23,522
      321,700  Martin Marietta Materials, Inc.                         15,783
      134,300  Owens Corning                                            4,877
       27,000  Vulcan Materials Co.                                     3,203
                                                                -------------
                                                                       88,944
                                                                -------------
ELECTRICAL & ELECTRONIC  COMPONENTS-2.6%
      128,700  Altera Corp.(1)                                          5,353
       96,200  Flextronics International Ltd.(1)                        4,999
       96,700  PMC-Sierra, Inc.(1)                                      4,345
      178,900  Vitesse Semiconductor Corp.(1)                           5,781
      133,500  Xilinx, Inc.(1)                                          5,961
                                                                -------------
                                                                       26,439
                                                                -------------
ENERGY (PRODUCTION & MARKETING)-3.2%
      710,300  Alberta Energy Co. Ltd. ORD                             16,583
      122,000  Burlington Resources Inc.                                5,025
      306,400  Sun Company, Inc.                                       10,513
                                                                -------------
                                                                       32,121
                                                                -------------
ENVIRONMENTAL SERVICES-1.2%
      535,200  Republic Services, Inc. Cl A(1)                         11,708
                                                                -------------
FINANCIAL SERVICES-3.4%
      282,900  Affiliated Managers Group Inc.(1)                        6,295
      364,900  Countrywide Credit Industries, Inc.                     15,759
       29,895  Credit Commercial de France ORD                          2,100
        3,163  Julius Baer Holding AG ORD                               9,695
                                                                -------------
                                                                       33,849
                                                                -------------
FOOD & BEVERAGE-1.6%
      384,400  Tyson Foods, Inc. Cl A                                   8,841
      314,600  Whitman Corp.                                            6,744
                                                                -------------
                                                                       15,585
                                                                -------------

                                             See Notes to Financial Statements


16    1-800-345-2021


Heritage--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (continued)

OCTOBER 31, 1998

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

HEALTHCARE-4.9%
      611,600  Total Renal Care Holdings, Inc.(1)                $     14,984
      840,400  Omnicare, Inc.                                          29,046
       73,900  Wellpoint Health Networks Inc.(1)                        5,441
                                                                -------------
                                                                       49,471
                                                                -------------
INSURANCE-4.4%
       65,400  Lincoln National Corp.                                   4,962
      257,500  Reinsurance Group of America,
                  Inc. Cl A(2)                                         12,231
      613,200  ReliaStar Financial Corp.                               26,866
                                                                -------------
                                                                       44,059
                                                                -------------
LEISURE-3.4%
      591,700  Harley-Davidson, Inc.                                  22,928
      486,600  Premier Parks Inc.(1)                                  10,796
                                                                -------------
                                                                       33,724
                                                                -------------
METALS & MINING-1.4%
      197,100  Barrick Gold Corp.                                       4,213
      345,600  Placer Dome Inc.                                         5,443
      126,800  Stillwater Mining Co.(1)                                 4,105
                                                                -------------
                                                                       13,761
                                                                -------------
PHARMACEUTICALS-7.2%
      513,083  ALPHARMA INC.                                           14,206
    1,680,600  Mylan Laboratories Inc.                                 57,876
                                                                -------------
                                                                       72,082
                                                                -------------
REAL ESTATE-4.0%
      423,900  Archstone Communities Trust                              8,531
      848,500  Developers Diversified Realty Corp.                     16,015
      666,300  Liberty Property Trust                                  15,325
                                                                -------------
                                                                       39,871
                                                                -------------
RETAIL (APPAREL)-0.3%
      182,500  Burlington Coat Factory
                  Warehouse Corp.                                       2,738
                                                                -------------
RETAIL (FOOD & DRUG)-0.8%
      738,100  Food Lion, Inc. Cl A                                     8,096
                                                                -------------
RETAIL (GENERAL MERCHANDISE)-2.3%
      163,000  Best Buy Co., Inc.(1)                                    7,824
      307,100  Tandy Corp.                                             15,221
                                                                -------------
                                                                       23,045
                                                                -------------
RETAIL (SPECIALTY)-1.3%
      173,500  Hasbro, Inc.                                             6,083
      244,200  Williams-Sonoma, Inc.(1)                                 6,654
                                                                -------------
                                                                       12,737
                                                                -------------

Shares/Principal Amount         ($ in Thousands)                    Value
-------------------------------------------------------------------------------

UTILITIES-5.5%
      179,300  Baltimore Gas & Electric Co.                     $       5,626
      105,600  CMS Energy Corp.                                         4,653
      712,900  Nevada Power Co.                                        18,001
      158,211  NIPSCO Industries, Inc.                                  4,736
      493,600  SCANA Corp.                                             16,690
      142,400  Utilicorp United Inc.                                    5,118
                                                                -------------
                                                                       54,824
                                                                -------------
TOTAL COMMON STOCKS                                                   961,212
    (Cost $876,132)                                             -------------

CONVERTIBLE BOND-0.9%
COMMUNICATIONS SERVICES
      $11,400  Global Telesystems Group, Inc.,
                  5.75%, 7/1/10                                         9,320
                                                                -------------
   (Cost $12,254)

TEMPORARY CASH INVESTMENTS-3.0%

Repurchase Agreement, BA Security Services, Inc.,
   (U.S. Treasury obligations), in a joint trading
   account at 5.42%, dated 10/30/98 due
   11/2/98 (Delivery value $30,214)                                    30,200
     (Cost $30,200)                                             -------------


TOTAL INVESTMENT SECURITIES--100.0%                                $1,000,732
   (Cost $918,586)                                              ==============

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                               ($ in Thousands)
      Contracts         Settlement                         Unrealized
       to Sell             Date                Value          Gain
------------------------------------------------------------------------
  7,429,262   CHF       11/30/1998           $  5,504          $16
  94,326,206  FRF       11/30/1998             17,006           13
  26,339,780  NLG       11/30/1998             14,117            8
                                          ----------------------------------
                                              $36,627           $37
                                          ==================================

(Value on Settlement Date $36,664)


See Notes to Financial Statements


                                                  www.americancentury.com     17


Heritage--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (continued)

OCTOBER 31, 1998

NOTES TO SCHEDULE OF INVESTMENTS

CHF = Swiss Franc

FRF = French Franc

NLG = Netherlands Guilder

ORD = Foreign Ordinary Share

(1) Non-income producing.

(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment company Act of 1940. (See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer which is or was an affiliate at or during the year ended October 31, 1998.)

UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

o a list of each investment

o the number of shares of each stock or the principal amount of each bond

o the market value of each investment

o the percentage of total investments in each industry

o the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


18     1-800-345-2021

Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 1998

                                     INVESTOR CLASS                    ADVISOR CLASS                INSTITUTIONAL CLASS
                                (INCEPTION 6/30/71)(1)              (INCEPTION 6/4/97)              (INCEPTION 6/16/97)
                                       RUSSELL                            RUSSELL                        RUSSELL
                                        1000                               1000                            1000
                              GROWTH   GROWTH     S&P 500        GROWTH   GROWTH    S&P 500     GROWTH   GROWTH     S&P 500
6 MONTHS(2)                   -0.25%    1.28%     -0.42%        -0.39%    1.28%      -0.42%     -0.14%    1.28%     -0.42%
1 YEAR                        18.53%   24.64%     21.96%        18.23%    24.64%     21.96%     18.77%   24.64%     21.96%
AVERAGE ANNUAL RETURNS
3 YEARS                       17.93%   25.67%     25.98%          --         --        --         --       --        --
5 YEARS                       15.52%   22.01%     21.25%          --         --        --         --       --        --
10 YEARS                      16.96%   18.76%     17.84%          --         --        --         --       --        --
LIFE OF FUND                  18.50%    N/A(3)    13.29%        23.88%    21.08%(4)  23.10%     20.11%   21.08%(4)  18.24%

(1) Although  the  fund's  actual   inception  date  was  10/31/58,   this  date
    corresponds with the management company's implementation of its current investment philosophy and practices.

(2) Returns for periods less than one year are not annualized.

(3) Benchmark began 1/1/79.

(4) Return from 6/30/97, the date nearest the class's inception for which data are available.

See pages 42, 43 and 44 for information about share classes, the Russell 1000 Growth and S&P 500 indices and returns.

[mountain chart - data below]

GROWTH OF $10,000 OVER 10 YEARS

               Growth      Russell 1000 Growth       S&P 500
Date            Value           Value                 Value
10/31/88       $10,000         $10,000              $10,000
10/31/89       $14,274         $13,120              $12,627
10/31/90       $12,601         $12,377              $11,677
10/31/91       $20,242         $17,361              $15,589
10/31/92       $21,451         $19,239              $17,137
10/31/93       $23,270         $20,645              $19,689
10/31/94       $23,889         $21,760              $20,451
10/31/95       $29,218         $28,121              $25,842
10/31/96       $31,609         $34,321              $32,052
10/31/97       $40,412         $44,779              $42,341
10/31/98       $47,897         $55,813              $51,636

Value as of 10/31/98:
Growth                  $47,897
Russell 1000 Growth     $55,813
S&P 500                 $51,636

The chart at left shows the growth of a $10,000 investment in the fund over 10 years, while the chart below shows the fund's year-by-year performance. The S&P 500 and the Russell 1000 Growth indices are provided for comparison in each chart. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500 and the Russell 1000 Growth indices do not.

[bar chart - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDING OCTOBER 31)

                 10/89    10/90     10/91    10/92    10/93    10/94    10/95    10/96    10/97    10/98
Growth          42.74%   -11.72%   60.64%    5.96%     8.48%    2.66%    22.31%   8.18%   27.85%   18.53%
Russell
  1000 Growth   31.20%    -5.66%   40.26%   10.82%     7.31%    5.40%    29.23%   22.05%   30.47%   24.64%
S&P 500         26.27%    -7.52%   33.50%    9.93%    14.89%    3.87%    26.36%   24.03%   32.10%   21.96%


                                                  www.americancentury.com     19


Growth--Q&A
--------------------------------------------------------------------------------

[photo of Greg Woodhams and C. Kim Goodwin]

Greg Woodhams and C. Kim Goodwin, portfolio managers on the Growth investment team

     An interview with C. Kim Goodwin and Greg Woodhams, portfolio managers on the Growth investment team.

HOW DID GROWTH PERFORM DURING ITS FISCAL YEAR?

     Growth posted an 18.53% return for the year ending October 31, 1998.* As we explained in the semiannual report, the fund's benchmark was switched from the S&P 500, which is considered representative of the broad market, to the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of large-company stocks with higher forecasted growth rates than those in the S&P
500. In our opinion it is more representative of Growth's portfolio. The Russell 1000 Growth Index returned 24.64% for the year ending October 31, 1998, while the S&P 500 gained 21.96%.

     Although Growth's performance trailed that of its benchmark for the period as a whole, the fund has outpaced many of its peers for much of its history. According to Lipper Analytical Services, Inc., Growth finished in the top quartile of 945 growth funds for the 12 months ended October 31. Growth also ranked 335th out of 578 growth funds for the three years ended October 31, and finished in the top 3% of 78 growth funds since its inception in 1971(+).

WHAT HELPED THE FUND ACHIEVE THIS PERFORMANCE?

     A number of factors are responsible for the fund's performance, but perhaps the most important is that we have four dedicated investment professionals focusing exclusively on Growth. Together, we have more than 23 years of investment experience. The team's size and depth of experience are important because Growth is a very research-intensive fund. Unlike many funds its size, Growth often establishes large, high-confidence positions in stocks. In fact, as of October 31, 1998, Growth's top 10 holdings accounted for more than 30% of investments. In order for us to take these more concentrated positions, we must know the companies we select very well. We believe we have the investment talent and resources in place to enable us to continue doing that successfully.

WHICH INDUSTRIES OR SECTORS CONTRIBUTED THE MOST TO RETURNS?

     Growth's top-contributing industry was pharmaceuticals, where we built positions in companies with strong new-product pipelines and limited exposure to generic competition. Two contributors were Pfizer and Schering-Plough, both of which benefited from new product launches and minimal exposure to generic drugs.

     Selected telecommunications companies also performed well. Two companies that underscore our confidence

* All fund returns referenced in this interview are for Investor Class shares.

(+) Growth was ranked 187 out of 1,076 funds, 220 out of 362 funds and 54 out of 177 funds for the one-, five- and 10-year periods ended October 31, 1998. Lipper rankings are based on average annual total returns. Past performance is no guarantee of future results.

[LEFT MARGIN]

"UNLIKE MANY FUNDS ITS SIZE, GROWTH OFTEN ESTABLISHES LARGE, HIGH-CONFIDENCE POSITIONS IN STOCKS. IN FACT, AS OF OCTOBER 31, 1998, GROWTH'S TOP 10 HOLDINGS ACCOUNTED FOR MORE THAN 30% OF INVESTMENTS.

PORTFOLIO AT A GLANCE
                                                10/31/98          10/31/97
NO. OF COMPANIES                                  53                65
MEDIAN P/E RATIO                                 34.9              25.7
MEDIAN MARKET                                    $32.2            $25.7
CAPITALIZATION                                  BILLION           BILLION
PORTFOLIO TURNOVER                               126%               75%
EXPENSE RATIO (FOR
INVESTOR CLASS)                                  1.00%             1.00%

Investment terms are defined in the Glossary on page 44.


20     1-800-345-2021


Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (continued)

in this area are MCI WorldCom and AirTouch Communications. The nation's second-largest long-distance company, MCI WorldCom is one of the first vertically integrated telecommunications providers, which means it can supply its customers with local, long-distance and Internet data service. AirTouch, a wireless service provider, has demonstrated its prowess in U.S. markets while also participating in the growth of wireless communications in Europe and the Far East.

     Technology companies Microsoft and EMC Corp. also were among the stocks that contributed significantly to Growth's performance. Robust sales of Windows '98 software fueled Microsoft's profits, and the company's high percentage of recurring revenues shielded it from the effects of slowing sales in Asia. EMC makes information storage products. The company is unique in that its systems can store data generated from any platform (mainframe, UNIX, or NT). EMC is a leader in enterprise storage.

WHICH STOCKS OR INDUSTRIES WERE DISAPPOINTING?

     If there was a common theme among Growth's underperformers, it was that in nearly each case, the stock suffered at least in part from worsening global economic conditions. Broadcasting and media companies, semiconductor manufacturers, and food and beverage companies were among those that suffered the most. In the case of broadcasting, it's clear that profits tapered off in direct relationship to growing concerns that the U.S. economy was heading into recession and that advertisers would probably spend less. Fortunately, our exposure in this area was limited to radio broadcasting companies, which performed relatively better than media companies that own newspapers or television networks.

     Semiconductor firms in general had a difficult year, mostly due to excess inventories. In addition, growing economic problems in foreign markets such as Asia and Latin America dampened demand for computers, particularly in the fourth quarter of 1997. However, a number of companies persevered through this difficult period and went on to become some of Growth's best performers.

      The story was similar for food and beverage companies with foreign exposure. Coca-Cola serves as a good example. Coke derives most of its sales and earnings outside the United States. Its volume and earnings growth tapered off as the global economy slowed. We reduced our position in Coke accordingly.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO SINCE THE SEMIANNUAL REPORT?

     One of our greatest shifts was in the financial sector, where we reduced holdings in banks and insurance companies as their earnings declined amid economic troubles abroad.

     As we mentioned earlier, we increased holdings in pharmaceutical companies, making this Growth's largest industry weighting. We believe that strong product pipelines will enable the leading drug firms to continue posting accelerating earnings. We also boosted our stake in general retailers, specifically discount chains, that we believe are well-positioned for growth in a slowing economy, and in several food and beverage companies whose stocks slumped during the summer but are now rebounding. In technology, we increased holdings in software companies, which outperformed during the period, and moved away from companies that man-


[RIGHT MARGIN]

TOP TEN HOLDINGS
                              % OF FUND INVESTMENTS
                                   AS OF AS OF
                                           10/31/98             4/30/98

TYCO INTERNATIONAL LTD.                      3.9%                3.8%

PFIZER, INC.                                 3.8%                3.9%

MCI WORLDCOM, INC.(1)                        3.6%             3.1%(2)

SCHERING-PLOUGH CORP.                        3.5%                1.6%

WAL-MART STORES, INC.                        3.5%                2.5%

MICROSOFT CORP.                              3.3%                2.8%

GENERAL ELECTRIC
     CO. (U.S.)                              3.1%                4.2%

AIRTOUCH
     COMMUNICATIONS, INC.                    3.0%                2.4%

EMC CORP. (MASS.)                            2.9%                1.8%

BRISTOL-MYERS
     SQUIBB CO.                              2.9%                3.7%

(1) WorldCom, Inc. acquired MCI Communications on 9/15/98. Surviving name was MCI WorldCom, Inc.

(2) Represents WorldCom, Inc. shares owned by the fund.


TOP FIVE INDUSTRIES
                              % OF FUND INVESTMENTS
                                   AS OF AS OF
                                           10/31/98             4/30/98

PHARMACEUTICALS                              17.7%              11.4%

COMMUNICATIONS
     SERVICES                                 9.8%               6.8%

DIVERSIFIED COMPANIES                         7.1%               7.9%

COMPUTER SOFTWARE
     & SERVICES                               6.3%               8.6%

FOOD & BEVERAGE                               4.8%               7.2%


                                                  www.americancentury.com    21


Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (continued)

ufacture computers and computer parts as demand for computer gear abroad slowed. We recently revisited this allocation, as hardware companies have now managed through a year of difficulties in Asia and see easier earnings comparisons going forward.

WHAT IS YOUR STRATEGY FOR GROWTH AS WE ENTER 1999?

     We  are  optimistic  that  our  research-intensive  approach  to  selecting securities for the portfolio will continue to enhance performance. We devote significant time and resources to researching the companies we buy and the business environments in which they operate. As a result, we are able to take large positions in stocks that we believe have the greatest potential. We believe this bottom-up approach, in combination with our strict earnings-acceleration discipline, will continue to guide us well.

[LEFT MARGIN]

[pie charts - data below]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF OCTOBER 31, 1998
Preferred Stocks               2.0%
Temporary Cash Investments     6.0%
Common Stocks                 92.0%

AS OF APRIL 30, 1998
Preferred Stocks               1.0%
Temporary Cash Investments     4.0%
Common Stocks                 95.0%


22     1-800-345-2021


Growth--Schedule of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 1998

Shares                     ($ in Thousands)                          Value
--------------------------------------------------------------------------------

COMMON STOCKS-92.2%

BANKING-2.6%

    1,067,500  Fifth Third Bancorp                               $     70,755
      455,300  Northern Trust Corp.                                    33,564
    1,611,800  SouthTrust Corp.                                        58,780
                                                                -------------
                                                                      163,099
                                                                -------------
BROADCASTING & MEDIA-3.1%
    2,456,000  CBS Corporation                                         68,615
    2,681,800  Clear Channel Communications, Inc.(1)                  122,190
                                                                -------------
                                                                      190,805
                                                                -------------
BUSINESS SERVICES & SUPPLIES-0.9%
    1,003,000  Ceridian Corp.(1)                                       57,547
                                                                -------------
COMMUNICATIONS EQUIPMENT-2.9%
    1,879,250  Cisco Systems Inc.(1)                                  118,569
      741,000  Lucent Technologies Inc.                                59,419
                                                                -------------
                                                                      177,988
                                                                -------------
COMMUNICATIONS SERVICES-9.8%
    3,323,000  AirTouch Communications, Inc.(1)                       186,088
    4,006,000  MCI WorldCom, Inc.(1)                                  221,457
    1,818,000  SBC Communications Inc.                                 84,196
    1,423,000  Sprint Corp.                                           109,215
                                                                -------------
                                                                      600,956
                                                                -------------
COMPUTER PERIPHERALS-2.9%
    2,726,000  EMC Corp. (Mass.)(1)                                   175,486
                                                                -------------
COMPUTER SOFTWARE & SERVICES-6.3%
      370,000  At Home Corp. Series A(1)                               16,349
    1,540,000  Automatic Data Processing, Inc.                        119,831
    1,908,000  Microsoft Corp.(1)                                     202,069
    1,788,000  Unisys Corp.(1)                                         47,606
                                                                -------------
                                                                      385,855
                                                                -------------
COMPUTER SYSTEMS-3.6%
    2,006,000  Compaq Computer Corp.                                   63,440
    1,410,000  Dell Computer Corp.(1)                                  92,399
      424,000  International Business Machines Corp.                   62,938
                                                                -------------
                                                                      218,777
                                                                -------------
CONSUMER PRODUCTS-2.3%
    1,574,000  Procter & Gamble Co. (The)                             139,889
                                                                -------------
DIVERSIFIED COMPANIES-7.1%
    2,193,000  General Electric Co. (U.S.)                            191,888
    3,909,724  Tyco International Ltd.                                242,159
                                                                -------------
                                                                      434,047
                                                                -------------

Shares                     ($ in Thousands)                    Value
-------------------------------------------------------------------------------

ELECTRICAL & ELECTRONIC  COMPONENTS-3.2%
    1,327,000  Intel Corp.                                        $   118,393
    1,265,000  Texas Instruments Inc.                                  80,881
                                                                -------------
                                                                      199,274
                                                                -------------
ENERGY (PRODUCTION & MARKETING)-3.7%
    1,540,000  Amoco Corp.                                             86,433
    1,129,000  Exxon Corp.                                             80,441
    2,141,100  Williams Companies, Inc. (The)                          58,746
                                                                -------------
                                                                      225,620
                                                                -------------
FINANCIAL SERVICES-2.0%
    1,703,000  Fannie Mae                                             120,594
                                                                -------------
FOOD & BEVERAGE-4.8%
    2,826,400  Coca-Cola Enterprises, Inc.                            101,927
    2,160,000  ConAgra, Inc.                                           65,745
      258,000  Groupe Danone ORD                                       68,239
      915,000  Hershey Foods Corp.                                     62,048
                                                                -------------
                                                                      297,959
                                                                -------------
FURNITURE & FURNISHINGS-1.1%
    1,490,000  Newell Co.                                              65,560
                                                                -------------
HEALTHCARE-1.9%
    1,238,000  Cardinal Health, Inc.                                  117,068
                                                                -------------
INSURANCE-0.8%
    571,500  American International Group, Inc.                        48,720
                                                                -------------
MEDICAL EQUIPMENT & SUPPLIES-3.4%
    1,347,000  Guidant Corp.                                          103,046
    1,595,000  Medtronic, Inc.                                        103,675
                                                                -------------
                                                                      206,721
                                                                -------------
PHARMACEUTICALS-17.7%
    2,466,000  American Home Products Corp.                           120,218
    1,587,000  Bristol-Myers Squibb Co.                               175,463
      937,000  Johnson & Johnson                                       76,366
      757,000  Lilly (Eli) & Co.                                       61,270
    2,181,800  Pfizer, Inc.                                           234,134
    1,937,000  Pharmacia & Upjohn Inc.                                102,540
    2,105,000  Schering-Plough Corp.                                  216,552
    1,289,000  Warner-Lambert Co.                                     101,025
                                                                -------------
                                                                    1,087,568
                                                                -------------
RETAIL (FOOD & DRUG)-4.0%
    2,036,800  CVS Corp.                                               93,056
    3,162,000  Safeway Inc.(1)                                        151,183
                                                                -------------
                                                                      244,239
                                                                -------------
RETAIL (GENERAL MERCHANDISE)-3.5%
    3,089,000  Wal-Mart Stores, Inc.                                  213,141
                                                                -------------
See Notes to Financial Statements


                                                   www.americancentury.com    23


Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (continued)

OCTOBER 31, 1998

Shares/Principal Amount        ($ in Thousands)                     Value
--------------------------------------------------------------------------------

RETAIL (SPECIALTY)-1.4%
    1,984,000  Home Depot, Inc.                                  $     86,304
                                                                -------------
TOBACCO-2.2%
    2,709,000  Philip Morris Companies Inc.                           138,498
                                                                -------------
UTILITIES-1.0%
      978,000  Duke Power Co.                                          63,264
                                                                -------------
TOTAL COMMON STOCKS                                                 5,658,979
    (Cost $4,425,323)                                           -------------

PREFERRED STOCKS-1.6%

PRINTING & PUBLISHING
        4,091  News Corp. Ltd. ADR                                     98,951
    (Cost $78,548)                                              -------------

TEMPORARY CASH INVESTMENTS(2)-6.2%
     $ 50,000  FHLB Discount Notes, 4.78%,
                  11/18/98                                             49,893
       25,200  FHLB Discount Notes, 4.77%,
                  11/20/98                                             25,139
      218,600  FHLMC Discount Notes, 5.42%,
                  11/2/98                                             218,600
       14,048  FHLMC Discount Notes, 4.79%,
                  11/9/98                                              14,035

Principal Amount           ($ in Thousands)                    Value
-------------------------------------------------------------------------------

     $ 27,210  FHLMC Discount Notes, 4.79%,
                  11/10/98                                       $     27,180

       45,863  FHLMC Discount Notes, 5.07%,
                  11/13/98                                             45,794

TOTAL TEMPORARY CASH INVESTMENTS                                      380,641
   (Cost $380,587)                                              -------------


TOTAL INVESTMENT SECURITIES-100.0%                                 $6,138,571
   (Cost $4,884,458)                                            -------------

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                               ($ in Thousands)

    Contracts            Settlement                     Unrealized
     to Sell                Date           Value           Gain
-----------------------------------------------------------------------
 185,889,000  FRF        11/30/1998        $33,514          $27
                                        ================================
(Value on Settlement Date $33,541)

FUTURES CONTRACTS

                               ($ in Thousands)

                      Expiration       Underlying Face          Unrealized
   Purchased             Date           Amount at Value            Gain
----------------------------------------------------------------------------
  940 S&P 500          December
    Futures              1998              $259,722               $12,349
                                       ======================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FRF = French Franc

ORD = Foreign Ordinary Share

(1) Non-income producing.

(2) The rates for U.S. Government Agency discount notes are the yield to maturity at purchase.

UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

o a list of each investment

o the number of shares of each stock or the principal amount of each bond

o the market value of each investment

o the percentage of total investments in each industry

o the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


24     1-800-345-2021


Statements of Assets and Liabilities
--------------------------------------------------------------------------------
OCTOBER 31, 1998


                                                                          SELECT            HERITAGE          GROWTH
ASSETS                                                                     (In Thousands, Except Per-Share Amounts)
Investment securities, at value
   (identified cost of $4,605,949, $918,586 and
   $4,884,458, respectively) (Note 3 and Note 5) ..............   $     5,659,452   $     1,000,732    $     6,138,571
Cash ..........................................................            11,454             4,682             17,785
Receivable for investments sold ...............................           100,880            48,753             25,270
Receivable for forward foreign
   currency exchange contracts ................................              --                  37                 27
Dividends and interest receivable .............................             4,881               946              2,538
Receivable for variation margin on
   futures contracts ..........................................             1,295              --                2,207
                                                                  ---------------   ---------------    ---------------
                                                                        5,777,962         1,055,150          6,186,398
                                                                  ---------------   ---------------    ---------------
LIABILITIES
Disbursements in excess of demand deposit cash ................             3,826             1,460              3,171
Payable for investments purchased .............................           174,837            67,977             68,002
Payable for capital shares redeemed ...........................             1,682             5,676              7,177
Accrued management fees (Note 2) ..............................             4,502               773              4,842
Distribution and service fees payable (Note 2) ................                 1              --                    2
Payable for directors' fees and expenses (Note 2) .............                 3                 1                  4
Other liabilities .............................................                 6                 3                  7
                                                                          184,857            75,890             83,205
                                                                  ---------------   ---------------    ---------------
Net Assets ....................................................   $     5,593,105   $       979,260    $     6,103,193
                                                                  ===============   ===============    ===============

NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) .......................   $     3,493,552   $       904,770    $     3,693,746
Undistributed net investment income (loss) ....................            13,643             1,960             (2,892)
Accumulated undistributed net realized gain (loss) on
  investments and foreign currency transactions ...............         1,018,905            (9,664)         1,145,850
Net unrealized appreciation on investments and translation
  of assets and liabilities in foreign currencies (Note 3) ....         1,067,005            82,194          1,266,489
                                                                  ---------------   ---------------    ---------------
                                                                  $     5,593,105   $       979,260    $     6,103,193
                                                                  ===============   ===============    ===============
Investor Class, $0.01 Par Value ($ and shares in full)
Net assets ....................................................   $ 5,591,315,134   $   978,441,674    $ 6,097,158,446
Shares outstanding ............................................       112,856,248        98,042,205        217,529,108
Net asset value per share .....................................   $         49.54   $          9.98    $         28.03
Advisor Class, $0.01 Par Value ($ and shares in full)
Net assets ....................................................   $     1,616,860   $       747,802    $     5,569,848
Shares outstanding ............................................            32,702            75,065            199,141
Net asset value per share .....................................   $         49.44   $          9.96    $         27.97
Institutional Class, $0.01 Par Value ($ and shares in full)
Net assets ....................................................   $       173,273   $        70,335    $       464,764
Shares outstanding ............................................             3,491             7,033             16,554
Net asset value per share .....................................   $         49.63   $         10.00    $         28.08

UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments but not yet paid to shareholders or net losses on investments (know as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                  www.americancentury.com     25


Statements of Operations
--------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31, 1998

                                                                           SELECT       HERITAGE          GROWTH
INVESTMENT INCOME (LOSS)                                                            (In Thousands)
Income:
Dividends (net of foreign taxes withheld of
   $396, $279, and $326, respectively) .............................   $    56,441    $    11,683    $    43,899
                                                                       -----------    -----------    -----------
Interest ...........................................................        11,019          4,445         12,311
                                                                            67,460         16,128         56,210
                                                                       -----------    -----------    -----------
Expenses (Note 2):
Management fees ....................................................        53,875         12,490         57,395
Distribution fees -- Advisor Class .................................             4              2              9
Service fees -- Advisor Class ......................................             4              2              9
Directors' fees and expenses .......................................            51             12             54
                                                                       -----------    -----------    -----------
                                                                            53,934         12,506         57,467
                                                                       -----------    -----------    -----------
Net investment income (loss) .......................................        13,526          3,622         (1,257)
                                                                       -----------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY (NOTE 3)

Net realized gain (loss) on:
Investments ........................................................     1,121,080         (8,912)     1,172,146
Foreign currency transactions ......................................           734         (1,650)        (2,136)
                                                                       -----------    -----------    -----------
                                                                         1,121,814        (10,562)     1,170,010
                                                                       -----------    -----------    -----------
Change in net unrealized appreciation on:
Investments ........................................................       (62,473)      (186,940)      (253,577)
Translation of assets and liabilities in foreign currencies ........           165             97            693
                                                                       -----------    -----------    -----------
                                                                           (62,308)      (186,843)      (252,884)
                                                                       -----------    -----------    -----------

Net realized and unrealized gain (loss) on investments .............     1,059,506       (197,405)       917,126
                                                                       -----------    -----------    -----------
Net Increase (Decrease) in Net Assets Resulting from Operations ....   $ 1,073,032    $  (193,783)   $   915,869
                                                                       ===========    ===========    ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

o income earned from investments (dividend and interest)

o management fees and other expenses

o gains or losses from selling investments (known as realized gains or losses)

o gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                              See Notes to Financial Statements


26     1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED OCTOBER 31, 1998 AND OCTOBER 31, 1997
                                                     SELECT                    HERITAGE                   GROWTH
Increase (Decrease) in Net Assets               1998         1997         1998          1997        1998          1997

OPERATIONS                                                                  (In Thousands)

Net investment income (loss) ...........  $    13,526   $    14,916   $     3,622   $       619   $    (1,257)  $       994

Net realized gain (loss) on investments
   and foreign currency transactions ...    1,121,814       789,506       (10,562)      248,649     1,170,010       759,739

Change in net unrealized
   appreciation on investments and
   translation of assets and liabilities
   in foreign currencies ...............      (62,308)      270,066      (186,843)       52,273      (252,884)      400,028
                                          -----------   -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net assets
resulting from operations ..............    1,073,032     1,074,488      (193,783)      301,541       915,869     1,160,761
                                          -----------   -----------   -----------   -----------   -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
Investor Class .........................      (19,490)      (31,065)       (6,440)       (8,095)         --         (38,510)
Advisor Class ..........................           (4)         --              (1)         --            --            --
Institutional Class ....................          (65)         --              (1)         --            --            --
From net realized gains
from
investment
transactions:
Investor Class .........................     (783,150)     (353,996)     (241,135)      (62,011)     (763,692)      (51,784)
Advisor Class ..........................         (208)         --             (22)         --            (362)         --
Institutional Class ....................       (1,889)         --             (23)         --             (26)         --
                                          -----------   -----------   -----------   -----------   -----------   -----------
Decrease in net assets
from
distributions ..........................     (804,806)     (385,061)     (247,622)      (70,106)     (764,080)      (90,294)
                                          -----------   -----------   -----------   -----------   -----------   -----------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase (decrease) in net assets
from capital share transactions ........      542,668        54,105        99,150         6,929       836,256      (720,743)
                                          -----------   -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in net assets ..      810,894       743,532      (342,255)      238,364       988,045       349,724
NET ASSETS
Beginning of year ......................    4,782,211     4,038,679     1,321,515     1,083,151     5,115,148     4,765,424
                                          -----------   -----------   -----------   -----------   -----------   -----------
End of year ............................  $ 5,593,105   $ 4,782,211   $   979,260   $ 1,321,515   $ 6,103,193   $ 5,115,148
                                          ===========   ===========   ===========   ===========   ===========   ===========

Undistributed net investment income ....  $    13,643   $    18,942   $     1,960   $     6,439   $    (2,892)         --
                                          ===========   ===========   ===========   ===========   ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

o operations - a summary of the Statement of Operations from the previous page for the most recent period

o distributions - income and gains distributed to shareholders

o capital share transactions - shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                  www.americancentury.com     27


Notes to Financial Statements
--------------------------------------------------------------------------------


OCTOBER 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Twentieth Century Select Fund (Select), American Century - Twentieth Century Heritage Fund (Heritage), and American Century - Twentieth Century Growth Fund (Growth) (the Funds) are three of the twelve series of funds issued by the Corporation. The Funds' investment objective is to seek capital growth by investing primarily in equity securities. The Funds are authorized to issue three classes of shares: the Investor Class, the Advisor Class and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following significant accounting policies are in accordance with generally accepted accounting principles.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FUTURES CONTRACTS -- The Fund may enter into stock index futures contracts in order to manage the Fund's exposure to changes in market conditions. One of the risks of entering into futures contracts includes the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Funds will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and


28     1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (continued)

OCTOBER 31, 1998

Liabilities. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

     REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements with institutions that the Funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the policy of the Funds to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex- dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     At October 31, 1998 accumulated net realized capital loss carryovers for Heritage of $3,410,760 (expiring in 2006) may be used to offset future taxable gains.

     ADDITIONAL   INFORMATION   --  Funds   Distributor,   Inc.   (FDI)  is  the
Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each Fund's class average daily closing net assets during the previous month. The annual management fee for the Investor Class, Advisor Class and Institutional Class is 1.00%, 0.75% and 0.80%, respectively.

     The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Plan for the year ended October 31, 1998 were $7,522, $3,500 and $17,927 for Select, Heritage and Growth, respectively.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's transfer agent, American Century Services Corporation, and the registered broker-dealer, American Century Investment Services, Inc.


                                                 www.americancentury.com      29


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (continued)

OCTOBER 31, 1998

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

   Investment transactions, exluding short-term investments, for the year ended October 31, 1998, were as follows:

                              SELECT         HERITAGE         GROWTH
                                          (In Thousands)
Purchases ................  $8,518,651      $1,753,672      $6,896,859
                                          (In Thousands)
Proceeds from sales ......  $8,876,526      $1,877,459      $7,010,875

    On October 31, 1998, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                              SELECT         HERITAGE         GROWTH
                                          (In Thousands)
Appreciation ............. $1,018,334       $118,633        $1,288,486
Depreciation .............    (28,504)       (42,704)          (41,476)
                          -----------      ----------       ----------
Net ...................... $  989,830      $  75,929        $1,247,010
                          ===========     ===========       ==========
Federal Tax Cost ......... $4,834,020       $924,803        $5,151,283
                          ===========     ===========       ==========

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

   Transactions in shares of Funds were as follows:
                                                            SELECT                   HERITAGE                  GROWTH
                                                    SHARES         AMOUNT       SHARES      AMOUNT      SHARES        AMOUNT
INVESTOR CLASS                                                                    (In Thousands)
Shares authorized ...............................  250,000                     250,000                  500,000
                                                  ========                    =========                 ========
Year ended October 31, 1998
Sold ............................................   19,809    $   946,893       31,645     $368,862      52,968    $1,467,285
Issued in reinvestment of distributions .........   18,613        773,188       21,904      240,789      31,652       740,696
Redeemed ........................................ (24,553)    (1,165,999)     (44,408)    (511,235)     (50,604)   (1,375,210)
                                                  --------    -----------     --------    ---------     --------   -----------
Net increase ....................................   13,869    $   554,082        9,141    $  98,416      34,016   $   832,771
                                                  --------    -----------     --------    ---------     --------   -----------
Year ended October 31, 1997
Sold ............................................   17,600    $   778,552       26,794     $355,329      35,274   $   876,879
Issued in reinvestment of distributions .........    9,470        371,414        5,793       68,885       3,935        87,875
Redeemed ........................................  (25,362)    (1,106,798)     (32,170)    (418,518)     (70,222)   (1,687,973)
                                                  --------    -----------     --------    ---------     --------   -----------
Net increase (decrease) .........................    1,708   $     43,168          417   $    5,696     (31,013)  $  (723,219)
                                                  ========    ===========     ========    =========     ========   ===========


30     1-800-345-2021 or 816-531-5575


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (continued)

OCTOBER 31, 1998

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                            SELECT                   HERITAGE                   GROWTH
                                                    SHARES         AMOUNT       SHARES      AMOUNT       SHARES         AMOUNT
ADVISOR CLASS                                                                      (In Thousands)
Shares authorized ...............................  105,000                     105,000                   210,000
                                                  ========                    =========                 ========
Year ended October 31, 1998
Sold ............................................       17           $786           84         $950          122        $3,371
Issued in reinvestment of distributions .........        5            213            2           22           15           346
Redeemed ........................................     (16)          (745)         (19)        (217)          (16)         (447)
                                                  --------    -----------     --------    ---------     --------   -----------
Net increase ....................................        6           $254           67         $755          121        $3,270
                                                  ========    ===========     ========    =========     ========   ===========

Period ended October 31, 1997(1)
Sold ............................................       30         $1,512           12         $167           81        $2,368
Issued in reinvestment of distributions .........       --             --           --           --           --            --
Redeemed ........................................      (3)          (163)          (4)         (52)           (2)          (50)
                                                  --------    -----------     --------    ---------     --------   -----------
Net increase ....................................       27         $1,349            8         $115           79        $2,318
                                                  ========    ===========     ========    =========     ========   ===========

INSTITUTIONAL CLASS                                                                (In Thousands)

Shares authorized ...............................   41,000                      41,000                    80,000
                                                  ========                    ========                  ========
Year ended October 31, 1998
Sold ............................................      245       $ 12,081           --           --          202        $5,257
Issued in reinvestment of distributions .........       47          1,953            2          $24            1            26
Redeemed ........................................    (527)       (25,702)          (4)         (45)         (192)       (5,068)
                                                  --------    -----------     --------    ---------     --------   -----------
Net increase (decrease) .........................    (235)      $(11,668)          (2)        $(21)           11       $   215
                                                  ========    ===========     ========    =========     ========   ===========

Period ended October 31, 1997(2)
Sold ............................................      258        $10,551            9       $1,118            6          $158
Issued in reinvestment of distributions .........       --             --           --           --           --            --
Redeemed ........................................     (20)          (963)           --           --           --            --
Net increase ....................................      238       $  9,588            9       $1,118            6          $158
                                                  ========    ===========     ========    =========     ========   ===========

--------------------------------------------------------------------------------
5. AFFILIATED COMPANY TRANSACTIONS

   A summary of transactions for each issuer who is or was an affiliate at or during the year ended October 31, 1998, follows:

                                     Share                                                                 October 31, 1998
                                    Balance       Purchase        Sales       Realized      Dividend     Share         Market
Fund/Issuer                        10-31-97         Cost          Cost          Gain         Income     Balance         Value

HERITAGE                                                                   (In Thousands)
InaCom Corp ......................  540,000          --          $14,928         $76           --         --             --
Reinsurance Group of
America,
Inc. CI A ........................    --           $12,379         --            --            $16      257,500        $12,231
                                                  --------       -------       ------         -----                    ========
                                                   $12,379       $14,928         $76           $16                     $12,231
                                                  ========       =======       ======         =====                    ========

(1) Sale of the Advisor Class for Select, Heritage, and Growth commenced on August 8, 1997, July 11, 1997, and June 4, 1997, respectively.

(2) Sale of the Institutional Class for Select commenced on March 13, 1997 and for both Heritage and Growth on June 16, 1997.


                                                 www.americancentury.com      31


Select--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                                          Investor Class
                                                  1998            1997          1996           1995           1994
PER-SHARE DATA

Net Asset Value, Beginning of Year .........  $   48.18      $   41.52      $   39.52      $   37.67      $   45.76
                                              ---------      ---------      ---------      ---------      ---------
Income From Investment Operations
  Net Investment Income ....................       0.12(1)        0.15(1)        0.20(1)        0.33(1)        0.40
  Net Realized and Unrealized Gain (Loss) on
  Investment Transactions ..................       9.37          10.51           6.73           4.68          (3.59)
                                              ---------      ---------      ---------      ---------      ---------
  Total From Investment Operations .........       9.49          10.66           6.93           5.01          (3.19)
                                              ---------      ---------      ---------      ---------      ---------

Distributions
  From Net Investment Income ...............      (0.20)         (0.32)         (0.27)         (0.28)         (0.43)
  From Net Realized Gains on
  Investment Transactions ..................      (7.93)         (3.68)         (4.66)         (2.75)         (4.47)
  In Excess of Net Realized Gains ..........       --             --             --            (0.13)          --
  Total Distributions ......................      (8.13)         (4.00)         (4.93)         (3.16)         (4.90)
                                              ---------      ---------      ---------      ---------      ---------

Net Asset Value, End of Year ...............  $   49.54      $   48.18      $   41.52      $   39.52      $   37.67
                                              =========      =========      =========      =========      =========

  Total Return(2) ..........................      22.96%         27.89%         19.76%         15.02%         (7.37)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets .................................       1.00%          1.00%          1.00%          1.00%          1.00%
Ratio of Net Investment Income to Average
Net Assets .................................       0.25%          0.33%          0.50%          0.90%          1.00%
Portfolio Turnover Rate ....................        165%            94%           105%           106%           126%
Net Assets, End of Year (in millions) ......  $   5,591      $   4,769      $   4,039      $   4,008      $   4,278

(1) Computed using average shares outstanding throughout the period.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDNG THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

o share price at the beginning of the period

o investment income and capital gains or losses

o income and capital gains distributions paid to shareholders

o share price at the end of the period

It also includes some key statistics for the period:

o total  return  -  the  overall   percentage  return  of  the  fund,   assuming
  reinvestment of all distributions

o expense ratio - operating expenses as a percentage of average net assets

o net income ratio - net investment income as a percentage of average net asset

o portfolio turnover - the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements


32    1-800-345-2021


Select--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                              1998      1997(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period ...................................  $   48.16    $   49.43
                                                                          ---------    ---------
Income From Investment Operations
  Net Investment Loss(2) ...............................................       --          (0.02)
  Net Realized and Unrealized Gain (Loss) on Investment Transactions ...       9.37        (1.25)
                                                                          ---------    ---------
  Total From Investment Operations .....................................       9.37        (1.27)
                                                                          ---------    ---------
Distributions
  From Net Investment Income ...........................................      (0.16)        --
  From Net Realized Gains on Investment Transactions ...................      (7.93)        --
                                                                          ---------    ---------
  Total Distributions ..................................................      (8.09)        --
                                                                          ---------    ---------
Net Asset Value, End of Period .........................................  $   49.44    $   48.16
                                                                          =========    =========
  Total Return(3) ......................................................      22.67%       (2.57)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ......................       1.25%        1.25%(4)
Ratio of Net Investment Loss to Average Net Assets .....................       --      (0.17)%(4)
Portfolio Turnover Rate ................................................        165%          94%
Net Assets, End of Period (in thousands) ...............................  $   1,617    $   1,289

(1) August 8, 1997 (commencement of sale) through October 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements


                                                  www.americancentury.com     33


Select--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                    Institutional Class

                                                                       1998      1997(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period ............................  $    48.24 $    40.56
                                                                   ---------- ----------
Income From Investment Operations
  Net Investment Income(2) ......................................        0.22       0.13
  Net Realized and Unrealized Gain on Investment Transactions ...        9.37       7.55
                                                                   ---------- ----------
  Total From Investment Operations ..............................        9.59       7.68
                                                                   ---------- ----------

Distributions
  From Net Investment Income ....................................       (0.27)      --
  From Net Realized Gains on Investment Transactions ............       (7.93)      --
  Total Distributions ...........................................       (8.20)      --
                                                                   ---------- ----------
Net Asset Value, End of Period ..................................  $    49.63 $    48.24
                                                                   ========== ==========
  Total Return(3) ...............................................       23.22%     18.93%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...............        0.80%      0.80%(4)
Ratio of Net Investment Income to Average Net Assets ............        0.45%      0.45%(4)
Portfolio Turnover Rate .........................................         165%        94%
Net Assets, End of Period (in thousands) ........................  $      173 $   11,486

(1) March 13, 1997 (commencement of sale) through October 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

                                              See Notes to Financial Statements


35     1-800-345-2021


Heritage--Financial Highlights
--------------------------------------------------------------------------------

                                                FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                                           Investor Class
                                                   1998          1997            1996          1995            1994
PER-SHARE DATA

Net Asset Value, Beginning of Year .........   $   14.86     $   12.24       $   11.75     $   10.32       $   11.03
                                               ---------     ---------       ---------     ---------       ---------
Income From Investment Operations
  Net Investment Income ....................        0.03(1)       0.01(1)        --(1)          0.05(1)         0.07
  Net Realized and Unrealized Gain (Loss) on
  Investment Transactions ..................       (2.14)         3.41            1.15          1.96           (0.21)
                                               ---------     ---------       ---------     ---------       ---------
  Total From Investment Operations .........       (2.11)         3.42            1.15          2.01           (0.14)
                                               ---------     ---------       ---------     ---------       ---------
Distributions
  From Net Investment Income ...............       (0.07)        (0.09)          (0.05)        (0.03)          (0.06)
  From Net Realized Gains on
  Investment Transactions ..................       (2.70)        (0.71)          (0.61)        (0.52)          (0.50)
  In Excess of Net Realized Gains ..........        --            --              --           (0.03)          (0.01)
  Total Distributions ......................       (2.77)        (0.80)          (0.66)        (0.58)          (0.57)
                                               ---------     ---------       ---------     ---------       ---------
Net Asset Value, End of Year ...............   $    9.98     $   14.86       $   12.24     $   11.75       $   10.32
                                               =========     =========       =========     =========       =========
  Total Return(2) ..........................      (15.87)%       29.56%          10.44%        21.04%          (1.13)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets .................................        1.00%         1.00%           0.99%         0.99%           1.00%
Ratio of Net Investment Income to Average
Net Assets .................................        0.29%         0.05%           --            0.50%           0.70%
Portfolio Turnover Rate ....................         148%           69%            122%          121%            136%
Net Assets, End of Year (in millions) ......   $     978     $   1,321       $   1,083     $   1,008       $     897

(1) Computed using average shares outstanding throughout the period.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDNG THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

o share price at the beginning of the period

o investment income and capital gains or losses

o income and capital gains distributions paid to shareholders

o share price at the end of the period

It also includes some key statistics for the period:

o total  return  -  the  overall   percentage  return  of  the  fund,   assuming
  reinvestment of all distributions

o expense ratio - operating expenses as a percentage of average net assets

o net income ratio - net investment income as a percentage of average net asset

o portfolio turnover - the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      35


Heritage--Financial Highlights
--------------------------------------------------------------------------------

               FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                               Advisor Class
                                                                             1998      1997(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period ...................................   $ 14.85     $ 14.23
                                                                           -------     -------
Income From Investment Operations
  Net Investment Income (Loss)(2) ......................................      0.02       (0.01)
  Net Realized and Unrealized Gain (Loss) on Investment Transactions ...     (2.14)       0.63
                                                                           -------     -------
  Total From Investment Operations .....................................     (2.12)       0.62
                                                                           -------     -------

Distributions

  From Net Investment Income ...........................................     (0.07)       --
  From Net Realized Gains on Investment Transactions ...................     (2.70)       --
                                                                           -------     -------
  Total Distributions ..................................................     (2.77)       --
                                                                           -------     -------
Net Asset Value, End of Period .........................................   $  9.96     $ 14.85
                                                                           =======     =======
  Total Return(3) ......................................................    (16.03)%      4.36%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ......................      1.25%       1.25%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets ............      0.04%    (0.23)%(4)
Portfolio Turnover Rate ................................................       148%         69%
Net Assets, End of Period (in thousands) ...............................   $   748     $   120

(1) July 11, 1997 (commencement of sale) through October 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

                                              See Notes to Financial Statements


36     1-800-345-2021


Heritage--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                           Institutional Class
                                                                             1998      1997(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period ...................................   $ 14.87     $ 13.60
                                                                           -------     -------
Income From Investment Operations
  Net Investment Income(2) .............................................      0.06        0.01
  Net Realized and Unrealized Gain (Loss) on Investment Transactions ...     (2.14)       1.26
                                                                           -------     -------
  Total From Investment Operations .....................................     (2.08)       1.27
                                                                           -------     -------

Distributions

  From Net Investment Income ...........................................     (0.09)       --
  From Net Realized Gains on Investment Transactions ...................     (2.70)       --
                                                                           -------     -------
  Total Distributions ..................................................     (2.79)       --
                                                                           -------     -------
Net Asset Value, End of Period .........................................   $ 10.00     $ 14.87
                                                                           =======     =======
  Total Return(3) ......................................................    (15.67)%      9.34%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ......................      0.80%       0.80%(4)
Ratio of Net Investment Income to Average Net Assets ...................      0.49%       0.21%(4)
Portfolio Turnover Rate ................................................       148%         69%
Net Assets, End of Period (in thousands) ...............................   $    70     $   129

(1) June 16, 1997 (commencement of sale) through October 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements


                                                www.americancentury.com     37


Growth--Financial Highlights
--------------------------------------------------------------------------------

                                                 FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                                                Investor Class

                                                       1998           1997             1996            1995            1994

PER-SHARE DATA

Net Asset Value, Beginning of Year .............   $   27.86       $   22.21       $   23.88       $   22.99       $   25.27
                                                   ---------       ---------       ---------       ---------       ---------
Income From Investment Operations
  Net Investment Income (Loss) .................       (0.01)(1)        0.01(1)        (0.01)(1)        0.08(1)         0.06
  Net Realized and Unrealized Gain on
  Investment Transactions ......................        4.35            6.07            1.47            4.08            0.48
                                                   ---------       ---------       ---------       ---------       ---------
  Total From Investment Operations .............        4.34            6.08            1.46            4.16            0.54
                                                   ---------       ---------       ---------       ---------       ---------

Distributions

  From Net Investment Income ...................        --             (0.18)          (0.07)          (0.05)          (0.06)
  From Net Realized Gains on
  Investment Transactions ......................       (4.17)          (0.25)          (2.98)          (3.18)          (2.76)
In Excess of Net Realized Gains ................        --              --             (0.08)          (0.04)           --
Total Distributions ............................       (4.17)          (0.43)          (3.13)          (3.27)          (2.82)
                                                   ---------       ---------       ---------       ---------       ---------
Net Asset Value, End of Year ...................   $   28.03       $   27.86       $   22.21       $   23.88       $   22.99
                                                   =========       =========       =========       =========       =========
  Total Return(2) ..............................       18.53%          27.85%           8.18%          22.31%           2.66%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average
Net Assets .....................................        1.00%           1.00%           1.00%           1.00%           1.00%
Ratio of Net Investment Income (Loss) to Average
Net Assets .....................................       (0.02)%          0.02%          (0.10)%          0.40%           0.30%
Portfolio Turnover Rate ........................         126%             75%            122%            141%            100%
Net Assets, End of Year (in millions) ..........   $   6,097       $   5,113       $   4,765       $   5,130       $   4,363

(1) Computed using average shares outstanding throughout the period.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are annualized.

--------------------------------------------------------------------------------
UNDERSTANDNG THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

o share price at the beginning of the period

o investment income and capital gains or losses

o income and capital gains distributions paid to shareholders

o share price at the end of the period

It also includes some key statistics for the period:

o total  return  -  the  overall   percentage  return  of  the  fund,   assuming
  reinvestment of all distributions

o expense ratio - operating expenses as a percentage of average net assets

o net income ratio - net investment income as a percentage of average net asset

o portfolio turnover - the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements


38     1-800-345-2021


Growth--Financial Highlights
--------------------------------------------------------------------------------

            FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                         Advisor Class
                                                                        1998        1997(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period ............................   $   27.84     $   24.36
                                                                    ---------     ---------
Income From Investment Operations
  Net Investment Loss(2) ........................................       (0.08)        (0.06)
  Net Realized and Unrealized Gain on Investment Transactions ...        4.35          3.54
                                                                    ---------     ---------
  Total From Investment Operations ..............................        4.27          3.48
                                                                    ---------     ---------
Distributions

  From Net Realized Gains on Investment Transactions ............       (4.14)         --
                                                                    ---------     ---------
Net Asset Value, End of Period ..................................   $   27.97     $   27.84
                                                                    =========     =========
  Total Return(3) ...............................................       18.23%        14.29%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...............        1.25%         1.25%(4)
Ratio of Net Investment Loss to Average Net Assets ..............       (0.27)%   (0.47)%(4)
Portfolio Turnover Rate .........................................         126%           75%
Net Assets, End of Period (in thousands) ........................   $   5,570     $   2,200

(1) June 4, 1997 (commencement of sale) through October 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements


                                                  www.americancentury.com     39


Growth--Financial Highlights
--------------------------------------------------------------------------------

         FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                    Institutional Class
                                                                      1998      1997(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period ............................   $ 27.88     $ 25.75
                                                                    -------     -------
Income From Investment Operations
  Net Investment Income(2) ......................................      0.05        0.01
  Net Realized and Unrealized Gain on Investment Transactions ...      4.34        2.12
                                                                    -------     -------
  Total From Investment Operations ..............................      4.39        2.13
                                                                    -------     -------

Distributions

  From Net Realized Gains on Investment Transactions ............     (4.19)       --
                                                                    -------     -------
Net Asset Value, End of Period ..................................   $ 28.08     $ 27.88
                                                                    =======     =======

  Total Return(3) ...............................................     18.77%       8.27%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ...............      0.80%       0.80%(4)
Ratio of Net Investment Income to Average Net Assets ............      0.18%       0.07%(4)
Portfolio Turnover Rate .........................................       126%         75%
Net Assets, End of Period (in thousands) ........................   $   465     $   171

(1) June 16, 1997 (commencement of sale) through October 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

                                              See Notes to Financial Statements


40     1-800-345-2021


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

   We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Century - Twentieth Century Select Fund, American Century - Twentieth Century Heritage Fund and American Century - Twentieth Century Growth Fund (collectively the "Funds"), three of the funds comprising American Century Mutual Funds, Inc., as of October 31, 1998, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers, and other alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Century Twentieth Century Select Fund, American Century - Twentieth Century Heritage Fund and American Century - Twentieth Century Growth Fund as of October 31, 1998, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
December 8, 1998


                                                  www.americancentury.com     41


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     Three classes of shares are authorized for sale by the fund: Investor Class, Advisor Class and Institutional Class.

     INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

     ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

     INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

     All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


42     1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The Twentieth Century Group offers 10 equity funds that invest in the stocks of growing companies, both domestically and internationally. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to invest in successful companies, which we define as those whose earnings and revenues are growing at accelerating rates. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies:

     TWENTIETH CENTURY SELECT seeks large, established companies that show accelerating growth rates. Also, at least 80% of the fund's assets must be invested in stocks or securities that pay regular dividends or otherwise produce income. These dividends, and the established nature of the companies in which Select invests, help lessen the fund's short-term price fluctuations.

     TWENTIETH CENTURY HERITAGE seeks smaller and mid sized firms showing accelerating growth rates, and at least 60% of its assets must be in stocks or securities paying regular dividends or otherwise producing income. While Heritage's dividend requirement should make the fund less volatile than funds without dividends, it should also display somewhat more price variability -- and greater long-term growth potential -- than Select. Historically, small-cap stocks have been more volatile than the stocks of larger, more established companies.

     TWENTIETH CENTURY GROWTH invests in larger, more established firms that exhibit accelerating growth. Because the value of established firms tends to change relatively slowly, Growth can ordinarily be expected to show more moderate price fluctuations than growth funds that invest in smaller or mid sized firms.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 INDEX is a capitalization-weighted index of the stocks of the 400 largest leading U.S. companies not included in the S&P 500. Created by Standard & Poor's Corporation, it is considered to represent the performance of mid-capitalization stocks generally. The index was created in March 1994. Data presented for prior periods have been provided by Standard and Poors.

     The RUSSELL 1000 INDEX, created by Frank Russell Company, measures the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded U.S. companies, based on total market capitalization). The RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates.

     The RUSSELL 2000 INDEX measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. Created by Frank Russell Company, it is considered to represent the performance of small-cap stocks in general.

[RIGHT MARGIN]

PORTFOLIO MANAGERS
SELECT
     JEAN LEDFORD, CFA
     RICHARD WELSH
HERITAGE
     HAROLD BRADLEY
     LINDA PETERSON, CFA
GROWTH
     C. KIM GOODWIN
     GREG WOODHAMS, CFA


                                                  www.americancentury.com     43


Glossary
--------------------------------------------------------------------------------

RETURNS

o TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 32-40.


INVESTMENT TERMS

o EXPENSE RATIO-- the operating expenses of the fund expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

o MEDIAN MARKET CAPITALIZATION-- Market Capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

o NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

o PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

o PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

o PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)


TYPES OF STOCKS

o BLUE-CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

o CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

o GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staples companies.

o LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

o MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

o SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Growth Index.

o VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.


44     1-800-345-2021


[inside back cover]

AMERICAN CENTURY FUNDS
-------------------------------------------------------------------------------

BENHAM GROUP(reg.sm)
TAXABLE BOND FUNDS
U.S. TREASURY & GOVERNMENT
       Short-Term Treasury
       Short-Term Government
       GNMA
       Intermediate-Term Treasury
       Long-Term Treasury
       Treasury
       Target Maturities Trust: 2000
       Target Maturities Trust: 2005
       Target Maturities Trust: 2010
       Target Maturities Trust: 2015
       Target Maturities Trust: 2020
       Target Maturities Trust: 2025

CORPORATE & DIVERSIFIED
       Limited-Term Bond
       Intermediate-Term Bond
       Bond
       Premium Bond
       High-Yield Bond

INTERNATIONAL
       International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
MULTIPLE-STATE
       Limited-Term Tax-Free
       Intermediate-Term Tax-Free
       Long-Term Tax-Free
       High-Yield Municipal

SINGLE-STATE
       Arizona Intermediate-Term Municipal
       California High-Yield Municipal
       California Insured Tax-Free
       California Intermediate-Term Tax-Free
       California Limited-Term Tax-Free
       California Long-Term Tax-Free
       Florida Intermediate-Term Municipal

MONEY MARKET FUNDS
TAXABLE
       Capital Preservation
       Government Agency Money Market
       Premium Capital Reserve
       Premium Government Reserve
       Prime Money Market

TAX-FREE & MUNICIPAL
       California Municipal Money Market
       California Tax-Free Money Market
       Florida Municipal Money Market
       Tax-Free Money Market

AMERICAN CENTURY(reg.sm) GROUP
ASSET ALLOCATION
       Strategic Allocation: Conservative
       Strategic Allocation: Moderate
       Strategic Allocation: Aggressive

BALANCED
       Balanced

CONSERVATIVE EQUITY
       Income and Growth
       Equity Income
       Value
       Equity Growth

SPECIALTY
       Utilities
       Real Estate
       Global Natural Resources
       Global Gold

SMALL CAP
       Small Cap Quantitative
       Small Cap Value

TWENTIETH CENTURY GROUP
GROWTH
       Select
       Heritage
       Growth
       Ultra

AGGRESSIVE GROWTH
       Vista
       Giftrust
       New Opportunities

INTERNATIONAL GROWTH
       International Growth
       International Discovery
       Emerging Markets

GLOBAL
       Global Growth

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[right margin]

                        [american century logo(reg.sm)]
                                    American
                                    Century

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:  1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:  1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:   1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY MUTUAL FUNDS INC.

INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

FUNDS DISTRIBUTOR, INC.
(c) 1998 AMERICAN CENTURY SERVICES CORPORATION


[back cover]

American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9812                                                     Funds distributor, Inc.
SH-BKT-14473                      (c)1998 American Century Services Corporation

[front cover]
                                                             OCTOBER 31, 1998

ANNUAL REPORT
-----------------
AMERICAN CENTURY

   [graphic of globe, U.S. Currency, and money managers overlooking monitors]

TWENTIETH CENTURY GROUP
-----------------------
ULTRA
VISTA

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century
[inside front cover]

COMING SOON FROM AMERICAN CENTURY
--------------------------------------------------------------------------------

CLASSIFYING OUR FUNDS BY OBJECTIVE AND RISK

In March, American Century will roll out a new and simpler way to evaluate which fund is right for you. The new system is based on a fund's objective and its risk. Funds are classified under four broad objectives:

        *  Growth                  *  Income
        *  Growth & Income         *  Capital Preservation

Funds are also divided according to risk:

        *  Aggressive        *  Moderate        *  Conservative

The risk classification is based on a number of factors, including how much a fund's share price has fluctuated in the past compared to two popular indices:

        *  Standard & Poor's 500 Stock Index
        *  Lehman Bros. Aggregate Bond Index

Aggressive funds tend to fluctuate more than the S&P 500 Index. Moderate funds tend to fluctuate less than the S&P 500, but more than the Lehman Index. Conservative funds tend to fluctuate less than the Lehman Index.

NEW, SIMPLER FUND NAMES

We are also going to simplify the names of our funds. For example,

Old Fund Name                                   New Fund Name
--------------------------------------------------------------------------------
American Century-Twentieth Century Ultra        American Century Ultra
American Century-Benham GNMA Fund               American Century GNMA Fund

Expect to hear more about these changes in the spring. They should make investing more convenient, accurate, and understandable for you.

WHAT'S NEW . . .

               We now have FOUR-PAGE PROFILES of many of our funds. The profiles follow a standard SEC format and allow investors to compare funds easily. You can request a profile or the full prospectus. Full prospectuses contain more detailed fund information and you will continue to receive one after investing.

               In 1999, we will roll out SIMPLIFIED PROSPECTUSES that highlight important information about our funds, including fees and expenses. More technical data will be in the Statement of Additional Information.

On the Cover:

Kevin  Lewis  and  Cindy  Brown  are part of the  investment  group at  American
Century.

[left margin]

TWENTIETH CENTURY GROUP
ULTRA
(TWCUX)

TWENTIETH CENTURY GROUP
VISTA
(TWCVX)



[inside back cover]

AMERICAN CENTURY FUNDS
-------------------------------------------------------------------------------

BENHAM GROUP(reg.sm)
TAXABLE BOND FUNDS
U.S. TREASURY & GOVERNMENT
       Short-Term Treasury
       Short-Term Government
       GNMA
       Intermediate-Term Treasury
       Long-Term Treasury
       Treasury
       Target Maturities Trust: 2000
       Target Maturities Trust: 2005
       Target Maturities Trust: 2010
       Target Maturities Trust: 2015
       Target Maturities Trust: 2020
       Target Maturities Trust: 2025

CORPORATE & DIVERSIFIED
       Limited-Term Bond
       Intermediate-Term Bond
       Bond
       Premium Bond
       High-Yield Bond

INTERNATIONAL
       International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
MULTIPLE-STATE
       Limited-Term Tax-Free
       Intermediate-Term Tax-Free
       Long-Term Tax-Free
       High-Yield Municipal

SINGLE-STATE
       Arizona Intermediate-Term Municipal
       California High-Yield Municipal
       California Insured Tax-Free
       California Intermediate-Term Tax-Free
       California Limited-Term Tax-Free
       California Long-Term Tax-Free
       Florida Intermediate-Term Municipal

MONEY MARKET FUNDS
TAXABLE
       Capital Preservation
       Government Agency Money Market
       Premium Capital Reserve
       Premium Government Reserve
       Prime Money Market

TAX-FREE & MUNICIPAL
       California Municipal Money Market
       California Tax-Free Money Market
       Florida Municipal Money Market
       Tax-Free Money Market

AMERICAN CENTURY(reg.sm) GROUP
ASSET ALLOCATION
       Strategic Allocation: Conservative
       Strategic Allocation: Moderate
       Strategic Allocation: Aggressive

BALANCED
       Balanced

CONSERVATIVE EQUITY
       Income and Growth
       Equity Income
       Value
       Equity Growth

SPECIALTY
       Utilities
       Real Estate
       Global Natural Resources
       Global Gold

SMALL CAP
       Small Cap Quantitative
       Small Cap Value

TWENTIETH CENTURY GROUP
GROWTH
       Select
       Heritage
       Growth
       Ultra

AGGRESSIVE GROWTH
       Vista
       Giftrust
       New Opportunities

INTERNATIONAL GROWTH
       International Growth
       International Discovery
       Emerging Markets

GLOBAL
       Global Growth

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[right margin]

[american century logo(reg.sm)]
American
Century


P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:  1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:  1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:   1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY MUTUAL FUNDS INC.

INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

FUNDS DISTRIBUTOR, INC.
(c) 1998 AMERICAN CENTURY SERVICES CORPORATION




[back cover]

American Century Investments                                     BULK RATE
c/o Charles Schwab & Co., Inc.                              U.S. POSTAGE PAID
101 Montgomery Street                                        AMERICAN CENTURY
San Francisco, CA 94104                                          COMPANIES



9812                                                     Funds Distributor, Inc.
SH-BKT-14797                      (c)1998 American Century Services Corporation

[front cover]
                                                             OCTOBER 31, 1998

ANNUAL REPORT
-----------------
AMERICAN CENTURY

   [graphic of globe, U.S. Currency, and money managers overlooking monitors]

TWENTIETH CENTURY GROUP
-----------------------
ULTRA
VISTA

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century
[inside front cover]

AMERICAN CENTURY BROKERAGE
--------------------------------------------------------------------------------

We're pleased to introduce American Century's new brokerage service, which offers a wide range of investment options and features:

    o FundChoice Service--Invest in over 8,000 no-load and load mutual funds from hundreds of different fund companies, many with no transaction fees

    o Buy individual stocks and bonds

    o 24-hour Internet and automated phone trades are just $24.95 for up to 1,000 shares of stock, and 2 cents per share thereafter

    o Strong research  capability
      *  Build and track model portfolios
      *  Get news, quotes and charts
      *  Check free Standard & Poor's stock reports
      * Access Wall Street on Demand(tm), a research service with over 500,000 reports on industry trends, corporate earnings, and mutual fund analysis

    o Track your brokerage account on one easy-to-read statement

    o Unlimited check writing and a Gold MasterCard(reg.tm) ATM/debit card an American Century Brokerage Access AccountSM (minimum $10,000)

To talk with a Brokerage Associate, call 1-888-345-2071.

WHAT'S NEW . . .

               We now have FOUR-PAGE PROFILES of many of our funds. The profiles follow a standard SEC format and allow investors to compare funds easily. You can request a profile or the full prospectus. Full prospectuses contain more detailed fund information and you will continue to receive one after investing.

               In 1999, we will roll out SIMPLIFIED PROSPECTUSES that highlight important information about our funds, including fees and expenses. More technical data will be in the Statement of Additional Information.

On the Cover:

Kevin  Lewis  and  Cindy  Brown  are part of the  investment  group at  American
Century.

[left margin]

TWENTIETH CENTURY GROUP
ULTRA
(TWCUX)

TWENTIETH CENTURY GROUP
VISTA
(TWCVX)



Our Message to You
--------------------------------------------------------------------------------

[photo James E. Stowers III and James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     This report covers an investment year filled with sharp contrasts. Many popular market averages set records earlier in the year, lifted by a healthy economy, low inflation and widespread market optimism, then tumbled dramatically as the outlook for the U.S. economy and corporate earnings turned pessimistic almost overnight. The mood swing in market psychology seemed especially sharp after the gains over the last several years--gains that were interrupted by relatively few, and very shallow, downdrafts.

     Often forgotten in the earlier, heady atmosphere, was the wide performance disparity at work in the market. Large stocks outperformed midsize stocks. In addition, the very largest stocks in each sector outperformed the smaller stocks in that sector by a wide margin. For example, the largest midsize stocks outperformed smaller midsize stocks. The same was true of large stocks. This made for a very narrow market.

     Given the gains of the last several years, and the low market volatility, it is understandable that many investors--especially those who are new to the stock market--might find the broad market price swings we've seen in 1998 fairly stressful. In our experience, these swings are an inevitable, even necessary, part of the investment process. They often set the stage for further advances--which, in fact, we saw in November. But whatever the market's direction, it does not pay to get caught up in its excesses, whether overly optimistic or overly pessimistic. If you have an investment plan, try to stay with it. If you don't have a plan, this might be a good time to develop one.

     Turning to the corporate front, it is our pleasure to announce that Jim Stowers III is now overseeing the management teams assigned to our domestic growth funds: Growth, Select, Ultra, Heritage, Vista, Giftrust and New
Opportunities. In his new role, Jim will work directly with the equity teams that run the funds' day-to-day operations. This change is yet another important step in our ongoing effort to bring all our funds' performance up to shareholders' expectations.

     In addition to his new duties, Jim will continue to head the Ultra portfolio team and will remain American Century's Chief Executive Officer.

     We appreciate your investment with American Century.

Sincerely,
/s/James E. Stowers, Jr.                 /s/James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

                    Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3

ULTRA
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Portfolio at a Glance ..................................................    6
   Top Ten Holdings .......................................................    7
   Top Five Industries ....................................................    7
   Types of Investments ...................................................    8
   Schedule of Investments ................................................    9
   Financial Highlights ...................................................   26

VISTA
   Performance Information ................................................   13
   Management Q&A .........................................................   14
   Portfolio at a Glance ..................................................   14
   Top Ten Holdings .......................................................   15
   Top Five Industries ....................................................   15
   Types of Investments ...................................................   16
   Schedule of Investments ................................................   17
   Financial Highlights ...................................................   29

FINANCIAL STATEMENTS
   Statements of Assets and
     Liabilities ..........................................................   19
   Statements of Operations ...............................................   20
   Statements of Changes
     in Net Assets ........................................................   21
   Notes to Financial
     Statements ...........................................................   22

OTHER INFORMATION
   Independent Auditors'
     Report ...............................................................   32
   Share Class and Retirement
     Account Information ..................................................   33
   Background Information
      Investment Philosophy
        and Policies ......................................................   34
      Comparative Indices .................................................   34
      Portfolio Managers ..................................................   34
   Glossary ...............................................................   35


                                             www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Although stocks set records during the first seven months of the year, a sell-off began in early July and accelerated into October, taking the S&P 500 Index down roughly 20%.

* The outperformance of a relatively small number of large and midsize stocks masked much weaker returns in the rest of the equity universe.

* Even with the downturn this year, and the recession of 1990-1991, stocks have produced unusually robust results during the '90s. The S&P 500's average annual return from January 1, 1990, to October 31, 1998, was 16.67%, compared to its historical average of approximately 11%.

* In general, U.S. business is productive and streamlined, which bodes well for the economy. But we are probably in a more moderate phase of the economic cycle--one marked by low inflation and global overcapacity.

* We believe the mid-cap sector looks relatively inexpensive. Companies with sustainable earnings growth could turn out to be today's bargains and tomorrow's winners.

ULTRA

* Ultra's Investor Class shares posted a 17.61% return for the year ended October 31, 1998, versus a 21.96% return for the S&P 500. (See total returns on page 5.)

* Ultra particularly benefited from holdings in cable television firms and companies providing communications services, such as MCI Worldcom and regional Bell operating companies. The biggest increase in the fund's industry weightings was in pharmaceutical companies, which accounted for over 15% of assets as of October 31, 1998.

* The fund's top-performing stock was America Online. This Internet provider continues to see accelerating growth in membership. Another strong contributor was EMC Corporation, a leading provider of storage software for firms that need to store and back up vast amounts of data.

VISTA

* Vista's Investor Class shares declined 31.94% for the year ended October 31, 1998. Its benchmark, the Russell 2500 Growth Index, fell 13.85% over the same period. (See total returns on page 13.)

* Vista struggled in a market that favored large-capitalization growth companies. In addition, the fund's energy services stocks, mostly offshore drilling and service companies, were especially hurt by declining oil prices. Vista's holdings in computer software and services companies were also disappointing, with businesses postponing software updates to concentrate on Year 2000 compliance.

* Efforts underway to improve performance include an expanded management team (three new members during the past year), exposure to a broader mix of sectors and industries, and new technology to aid the investment process.

* Among the fund's top contributors were two of its largest holdings, Forest Laboratories, an international pharmaceutical firm that has introduced a new drug to treat depression, and Sunrise Assisted Living, a leading provider of housing for seniors.


[left margin]

                ULTRA (TWCUX)(1)

TOTAL RETURNS:                   AS OF 10/31/98
    6 Months                         -3.27%(2)
    1 Year                           17.61%
NET ASSETS:                      $25.4 billion
INCEPTION DATE:                        11/2/81

                 VISTA (TWCVX)(1)

TOTAL RETURNS:                   AS OF 10/31/98
    6 Months                        -31.64%(2)
    1 Year                          -31.94%
NET ASSETS:                     $895.2 million
INCEPTION DATE:                       11/25/83

(1)       Investor Class.

(2)       Not annualized.

Investment terms are defined in the Glossary on page 35.


2      1-800-345-2021


Market Perspective from Robert C. Puff, Jr.
--------------------------------------------------------------------------------

[photo Robert C. Puff, Jr.]
Robert C. Puff, Jr., chief investment officer of American Century Investment Management

MARKET PSYCHOLOGY:  THE RETURN OF FEAR

     Sometimes a little pain can go a long way. This was certainly the case over the final four months of our fiscal year (July-October)--a period that marked an abrupt change in market psychology. Financial markets are motivated by greed and fear, and during the '90s greed has enjoyed a long run. In mid-July, after the S&P 500 peaked, fear returned to the stock market. Its entrance was dramatic, but not terribly surprising. Market declines are a normal part of the investment process. Although they have been notably absent in the 1990s, in prior decades moderate corrections of 10% happened about once a year and more severe corrections of up to 15% occurred about once every two years. A correction in the 20% range occurred roughly every three to four years. On a historical basis, a correction was overdue.

     The decline in the S&P 500 accelerated into early October, propelled by an increasingly restrained outlook for corporate earnings, apprehension about further economic and political deterioration in Southeast Asia and Russia, and stubbornly elevated short-term interest rates in the United States. Serious talk of a U.S. recession also surfaced.

     Money that had been earmarked for the stock market instead sought a safe haven in U.S. Treasurys and a few popular megastocks. Banks pulled back from lending, and professional investors were shaken by the problems at a large, well-known hedge fund. While many of the pros panicked, individual investors generally stayed the course and used the decline as a buying opportunity.

ONCE AGAIN, SIZE MATTERED

     August saw a sharp decline of 14.56% in the S&P 500 Index. Especially disturbing, at least psychologically, was the sell-off in the handful of blue-chip stocks that had accounted for much of the S&P 500's performance during the last several years. In general, the returns of larger stocks have been very impressive compared with small and midsize stocks. From January 1994 through October 1998, large stocks outperformed smaller stocks 14 out of 19 calendar quarters. However, closer analysis revealed that the strong performance of a relatively limited number of blue-chip and midsize companies masked the price deterioration of the vast majority of the other 9,000 stocks traded in the United States. For example, through September 30 of this year, less than 20 of the largest stocks in the S&P 500 Index were responsible for almost 100% of the index's performance. Most stocks were correcting well before the decline in the major market indices began.

A GOOD PLACE TO WORK  AND INVEST

     Still, as the chart on page 4 illustrates, U.S. stock returns since 1990 have been unusually robust, even with the recession of 1990-1991 and the recent market decline. The S&P 500's average annual return from January 1, 1990, to October 31, 1998, was 16.67%, well above its historical average of roughly 11%. Midsize and smaller stocks posted respectable gains during the same period.


[right margin]

"...the U.S. is a pretty good place to be. We have a sound economy, a stable government, a generally reasonable regulatory environment and a culture that values creativity and entrepreneurialism."

MARKET RETURNS
FOR THE YEAR ENDED OCTOBER 31, 1998
S&P 500                      21.96%
S&P MIDCAP 400                6.71%
RUSSELL 2000                -11.84%

Source: Lipper Analytical Services, Inc.

These   indices    represent   the   performance   of   large-,    medium-   and
small-capitalization stocks.


[line chart - data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED OCTOBER 31, 1998

                    S&P 500          S&P Mid-Cap 400          Russell 2000
10/31/97             $1.00                $1.00                   $1.00
11/30/97             $1.05                $1.01                   $0.99
12/31/97             $1.06                $1.05                   $1.01
1/31/98              $1.08                $1.03                   $0.99
2/28/98              $1.15                $1.12                   $1.07
3/31/98              $1.21                $1.17                   $1.11
4/30/98              $1.23                $1.19                   $1.12
5/31/98              $1.20                $1.14                   $1.06
6/30/98              $1.25                $1.15                   $1.06
7/31/98              $1.24                $1.10                   $0.97
8/31/98              $1.06                $0.90                   $0.79
9/30/98              $1.13                $0.98                   $0.85
10/31/98             $1.22                $1.07                   $0.88

Value on 10/31/98
S&P 500             $1.22
S&P MidCap 400      $1.07
Russell 2000        $0.88


                                                 www.americancentury.com      3


Market Perspective from Robert C. Puff, Jr.
--------------------------------------------------------------------------------
                                                                    (Continued)

     The fact is, the United States is a pretty good place to be. We have a sound economy, a stable government, a generally reasonable regulatory environment, and a culture that values creativity and entrepreneurialism. The recent national elections suggest that our political attitudes remain solidly practical and centrist. Our corporate sector is strong and relatively lean. Many businesses have streamlined operations and enhanced productivity via increasingly powerful--and less expensive--technology. Response time to changes in economic activity and product demand is quite low. Economist Adam Smith's "invisible hand" continues to be active in getting businesses to prune, manage costs and move toward greater efficiencies. Overall, it is a rich, dynamic process.

     The Federal Reserve has done a good job, too. It has kept interest rates stable, but has been reasonable and flexible in its approach, lowering rates three times this fall (its first such move since 1995) to help stimulate the economy.

A DIFFERENT PHASE OF GROWTH

     We are  probably now in a different,  more  moderate  phase of the economic cycle. There is, quite frankly, too much of almost everything--except understanding. As an example, the global production capacity for automobiles is estimated to be roughly 28-29 million per year, or about 50% higher than demand. Much the same is true for other key commodities, including basic foodstuffs, steel, petrochemicals and energy. Overcapacity and global competition have eliminated pricing flexibility from the marketplace, and have contributed to the lowest inflation in more than 30 years. Lower interest rates may help the situation, but I doubt they will have much impact on demand, at least right away. Lowering rates at this stage is, in effect, like pushing on a string. Many consumers already have all they need; lower rates won't necessarily induce them to buy more.

     At some point, of course, overcapacity will dissipate as many of the world's economies begin to grow again. There are already signs, for example, of a more responsible approach to the Japanese banking and economic crises. But in the current environment, deflation remains a threat, and countries--including our own--may be tempted to fall into the trap of protectionism. U.S. manufacturers have already petitioned for tariffs to counteract the dumping of steel and wheat by foreign producers. Trade with Asia is largely one-way: Ships arrive full at our ports but travel empty on the return trip. If growth slows too much, business will lose enthusiasm for new ventures, and the economy will contract. That is the worst-case scenario, but, in my view, it is not the most likely.

MID-CAP STOCKS: GROWTH IS INEXPENSIVE

     We have been in a relatively narrow market for the last few years. Should the market broaden, and reward stocks for their earnings strength and not simply for their size, we believe the earnings acceleration discipline will do well. By a number of measures, including price-earnings ratios, growth in the midsize sector is as inexpensive as it has been in decades, with but a few exceptions. As always, marginal companies will continue to have problems. However, those midsize firms that have built solid positions in their markets and have deep enough pockets to get past the rough spots, could be today's bargains and tomorrow's winners.


[left margin]

"We have been in a relatively narrow market for the last few years. Should the market broaden, and reward stocks for their earnings strength and not simply for their size, we believe the earnings acceleration discipline will do well."

[line chart - data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FROM JANUARY 1, 1990 TO OCTOBER 31, 1998

                    S&P 500         S&P Mid-Cap 400          Russell 2000
1/1/90               $1.00               $1.00                   $1.00
12/31/90             $0.97               $0.95                   $0.81
12/31/91             $1.26               $1.42                   $1.18
12/31/92             $1.36               $1.59                   $1.39
12/31/93             $1.50               $1.82                   $1.66
12/31/94             $1.52               $1.75                   $1.63
12/31/95             $2.08               $2.29                   $2.09
12/31/96             $2.56               $2.73                   $2.43
12/31/97             $3.41               $3.61                   $2.98
10/31/98             $3.91               $3.66                   $2.59

Value on 10/31/98
S&P 500             $3.91
S&P MidCap 400      $3.66
Russell 2000        $2.59

Source: Lipper Analytical Services, Inc.


4      1-800-345-2021


Ultra--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 1998

                      INVESTOR CLASS(INCEPTION 11/2/81)   ADVISOR CLASS(INCEPTION 10/2/96)   INSTITUTIONAL CLASS(INCEPTION 11/14/96)
                            ULTRA        S&P 500               ULTRA        S&P 500                  ULTRA        S&P 500
6 MONTHS*                  -3.27%         -0.42%              -3.40%         -0.42%                 -3.17%
-0.42%
1 YEAR                     17.61%         21.96%              17.36%         21.96%                 17.85%
21.96%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                    16.06%         25.98%                --            --                      --             --
5 YEARS                    15.93%         21.25%                --            --                      --             --
10 YEARS                   22.33%         17.84%                --            --                      --             --
LIFE OF FUND               17.83%         17.53%              17.67%         26.80%                 16.93%         24.83%

* Returns for periods less than one year are not annualized.

See pages 33, 34 and 35 for information about share classes, the S&P 500 and returns.


[mountain chart - data below]

GROWTH OF $10,000 OVER 10 YEARS

Value on 10/31/98
Ultra        $75,019
S&P 500      $51,639

                     Ultra            S&P 500
10/31/88            $10,000           $10,000
10/31/89            $14,038           $12,627
10/31/90            $12,772           $11,677
10/31/91            $25,738           $15,589
10/31/92            $25,622           $17,137
10/31/93            $35,814           $19,689
10/31/94            $35,069           $20,451
10/31/95            $48,006           $25,842
10/31/96            $53,186           $32,052
10/31/97            $63,797           $42,341
10/31/98            $75,019           $51,639

$10,000 investment made 10/31/88

The chart at left shows the growth of a $10,000 investment in the fund over 10 years, while the chart below shows the fund's year-by-year performance. The S&P 500 is provided for comparison in each chart. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Ultra's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500 do not.


[bar chart - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDING OCTOBER 31)

                  Ultra            S&P 500
10/89            40.37%             26.27%
10/90            -9.02%             -7.52%
10/91           101.51%             33.50%
10/92            -0.45%              9.93%
10/93            39.78%             14.89%
10/94            -2.08%              3.87%
10/95            36.89%             26.36%
10/96            10.79%             24.03%
10/97            19.95%             32.10%
10/98            17.61%             21.96%


                                               www.americancentury.com      5


Ultra--Q&A
--------------------------------------------------------------------------------

[photo John Sykora, Jim Stowers III and Bruce Wimberly]
John Sykora, Jim Stowers III and Bruce Wimberly, portfolio managers on Ultra

     An interview with Bruce Wimberly, John Sykora and Jim Stowers III, portfolio managers on the Ultra investment team.

HOW DID THE FUND PERFORM FOR THE YEAR ENDED OCTOBER 31?

     Ultra's Investor Class shares gained 17.61% for the year, versus a 21.96% increase for the S&P 500 Index. That performance placed Ultra in the top quartile of 945 growth funds for the 12 months, according to Lipper Analytical Services.*

     Much of the shortfall versus the S&P 500 can be traced to a third quarter filled with anxiety about the Asian economic crisis and the outlook for corporate earnings in the United States. Contending with one of the most volatile periods for the stock market in recent memory--including a single-day 299-point plunge in the Dow Jones Industrials--investors shunned all but the very largest companies, which cushioned the S&P 500.

WHICH COMPANIES OR SECTORS CONTRIBUTED TO PERFORMANCE?

     Several investments in cable TV firms boosted Ultra's results. Two industry leaders that demonstrated accelerating earnings and revenues, Time Warner and Tele-Communications, Inc. (TCI), were among our largest holdings. The cable industry continues to display positive trends. Subscriber counts continue to increase and cash flow is strong. Cable is also one of few sites in the economy with genuine pricing power.

     Communications services companies were also significant contributors, beginning with the fund's largest holding, MCI WorldCom. The nation's second-largest long-distance company, MCI WorldCom is one of the first telecommunications companies able to provide business customers with local, long-distance and Internet data service. We also raised Ultra's stakes in some of the regional Bell operating companies, which benefited from a continuing flight to quality, the growing market for data traffic, and strong demand for "add-on" services, such as caller identification and second phone lines for home-based Internet users.

     America Online was Ultra's top contributor, gaining 230% over the year. The company has seen accelerating growth in membership (14 million subscribers), usage and advertising revenues. Given the current outlook for declining personal computer prices, we expect demand to continue. More than 45% of U.S. households own at least one personal computer, and that figure is expected to reach 70% within the next three years.

     Ultra's second-best performing stock was EMC Corporation. EMC is the leading provider of storage-related hardware, software and service products for open systems. Its proprietary, high-end products are in great demand by



*Lipper rankings are based on average annual total returns. For the three-year period ending October 31, 1998, Ultra ranked 405 out of 578 growth funds. For the five-year period ending on the same date, Ultra ranked 202 out of 362 growth funds. Past performance is no guarantee of future results.


[left margin]

"America Online was Ultra's top contributor, gaining 230% over the year. The company has seen accelerating growth in membership (14 million subscribers), usage and advertising revenues."


PORTFOLIO AT A GLANCE
                                                10/31/98          10/31/97
NO. OF COMPANIES                                  193               137
MEDIAN P/E RATIO                                  32.0              24.7
MEDIAN MARKET                                    $17.4             $13.1
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                               128%              107%
EXPENSE RATIO (FOR
   INVESTOR CLASS)                              1.00%             1.00%

Investment terms are defined in the Glossary on page 35.


6      1-800-345-2021


Ultra--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

firms that need to store and back up vast amounts of data. Financial services firms, defense companies, and educational institutions are good examples of companies with high-volume storage requirements.

ULTRA'S SECOND-LARGEST INDUSTRY IS PHARMACEUTICALS, WHICH YOU INCREASED TO MORE THAN 15% OF THE PORTFOLIO. WHY IS THIS INDUSTRY ATTRACTIVE?

     This industry group was one of the portfolio's top contributors during the year. We found accelerating growth in household names like Pfizer, Merck and Bristol-Myers Squibb. The flow of new products continues to be strong, pricing remains stable, and sales have been largely immune to slowing economic growth, here and abroad. Pfizer makes the very successful drug Viagra, which treats impotence. Viagra is just being released in Europe. Our approach centers on owning companies displaying accelerating growth in earnings and revenues. We also look for evidence that they can sustain their growth moving forward. Pharmaceuticals are a high-confidence area for us.

WHICH STOCKS OR SECTORS HURT  PERFORMANCE?

     We sold Ultra's entire stake in Cendant Corp. As we discussed in the semiannual report, the shares of this franchising business (Cendant owns names like Ramada Inn, Howard Johnson's, and Coldwell Banker) fell significantly after the company discovered accounting irregularities in some of its businesses. We initially maintained our position, but when a fresh round of financial damage emerged, we eliminated the holding entirely.

     Another holding we closed out was Sears Roebuck & Co. Problems with Sears' credit-card operation, which we discussed in our last report, were compounded by decreasing revenues in its basic store business, the result of competition from discount retailers such as Wal-Mart, one of Ultra's best contributors.

WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO SINCE THE SEMIANNUAL REPORT?

     We reduced our holdings in more cyclically oriented industries such as semiconductors, autos and retailers. In the case of semiconductors, a general decline in technology prices, oversupply and slowing demand from Asia have led to lower demand for microchips. In our hunt for companies experiencing accelerating growth, we intend to focus our attention on market leaders that can weather short-term changes in demand. We want a clear picture of how the economic situation in Asia might affect a firm's ability to sustain its growth.

     We also reduced financials--firms such as Chase Manhattan, CitiGroup and BankAmerica--amid concerns about their exposure to the economic turmoil in Asia and Russia. We placed that money in financial firms with more predictable earnings acceleration, including Fannie Mae and the Federal Home Loan Mortgage Corp.

     A financial services company we are optimistic about, however, is American International Group. AIG is the acknowledged world leader in virtually every type of insurance product. Despite weaker results in Southeast Asia, we believe AIG will emerge from the slowdown with greater market share and larger opportunities for growth. The company has announced plans to acquire another industry leader, SunAmerica, a top-drawer provider of retirement services, notably variable annuity products.


[right margin]

TOP TEN HOLDINGS
                                    % OF FUND INVESTMENTS
                                   AS OF              AS OF
                                 10/31/98            4/30/98

MCI WORLDCOM, INC.(1)              4.5%               2.2%(2)

MICROSOFT CORP.                    4.3%               2.3%

AMERICAN
     INTERNATIONAL
     GROUP, INC.                   3.5%               1.7%

GENERAL ELECTRIC
     CO. (U.S.)                    3.5%               3.1%

TIME WARNER INC.                   3.4%               2.4%

TELE-COMMUNICATIONS,
     INC. CL A                     3.1%               2.2%

PFIZER, INC.                       3.0%               1.4%

MERCK & CO., INC.                  2.6%               0.9%

WASTE
     MANAGEMENT, INC.              2.4%               0.7%

FANNIE MAE                         2.3%               0.6%


(1) WorldCom, Inc. acquired MCI Communications on 9/15/98. Surviving name was MCI WorldCom, Inc.

(2)  Represents WorldCom, Inc. shares owned by the fund.


TOP FIVE INDUSTRIES
                                    % OF FUND INVESTMENTS
                                   AS OF              AS OF
                                 10/31/98            4/30/98

COMMUNICATIONS
     SERVICES                     18.0%              13.7%

PHARMACEUTICALS                   15.4%               6.1%

COMPUTER SOFTWARE
     & SERVICES                    6.5%               8.3%

DIVERSIFIED
     COMPANIES                     6.0%               6.6%

INSURANCE                          5.6%               4.2%


                                               www.americancentury.com      7


Ultra--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT'S YOUR STRATEGY AND OUTLOOK FOR ULTRA GOING FORWARD?

     Our mantra for Ultra and our other aggressive stock funds is, "Money follows earnings." While nearly anything can influence a company's share price over the short term, it's our view that over time it all comes down to earnings. We believe this so fervently that we hunt for companies whose earnings are growing at an accelerating rate, and have spent nearly 30 years developing and enhancing our proprietary database that seeks them out.

     Many observers are forecasting a slowdown in corporate earnings in 1999 as a result of the problems plaguing Japan, Southeast Asia, Russia and Latin
America. Our job in such a climate remains the same: Finding companies with sustainable growth, pricing power, rising margins, leading market share, and quality management teams. Over the long haul, we believe that all of us as shareholders will be rewarded by this strategy.


[left margin]

"While nearly anything can influence a company's share price over the short term, it's our view that over time it all comes down to earnings."


[pie charts]
TYPES OF INVESTMENTS IN THE PORTFOLIO

AS OF OCTOBER 31, 1998
Foreign & U.S. Preferred Stock    1.0%
Foreign Stocks                    1.6%
Temporary Cash Investments        3.3%
U.S. Stocks                      94.1%

AS OF APRIL 30, 1998
Temporary Cash Investments        0.6%
Foreign & U.S. Preferred Stock    1.1%
Foreign Stocks                    3.3%
U.S. Stocks                      95.0%


8      1-800-345-2021



Ultra--Schedule of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 1998

Shares                     ($ in Thousands)                          Value
--------------------------------------------------------------------------------

COMMON STOCKS-95.7%

AEROSPACE & DEFENSE--1.0%
                   20,000  AlliedSignal Inc.                      $        779
                   40,000  Boeing Co.                                    1,500
                   15,000  General Dynamics Corp.                          888
                  850,000  Lockheed Martin Corp.                        94,669
                1,633,000  Textron Inc.                                121,454
                  450,000  United Technologies Corp.                    42,863
                                                                ---------------
                                                                       262,153
                                                                ---------------

AIRLINES(1)
                   10,000  AMR Corp.(2)                                    670
                    5,000  Delta Air Lines Inc.                            528
                   40,000  Southwest Airlines Co.                          848
                                                                ---------------
                                                                         2,046
                                                                ---------------

AUTOMOBILES & AUTO PARTS--0.2%
                1,375,000  General Motors Corp. Cl H                    52,594
                   15,000  TRW Inc.                                        854
                                                                ---------------
                                                                        53,448
                                                                ---------------

BANKING--2.2%
                9,350,000  Bank of New York Co., Inc. (The)            295,109
                   20,000  BB & T Corp.                                    714
                   32,000  Fifth Third Bancorp                           2,121
                   40,000  First Union Corp.                             2,320
                   15,000  Firstar Corp.                                   851
                  705,000  Mellon Bank Corp.                            42,388
                   15,000  PNC Bank Corp.                                  750
                    7,000  Providian Financial Corp.                       556
                   15,000  Star Banc Corp.                               1,134
                2,175,000  U.S. Bancorp                                 79,388
                   20,000  Wachovia Corp.                                1,818
                   20,000  Washington Mutual, Inc.                         748
                4,003,000  Norwest Corp.                               149,860
                                                                ---------------
                                                                       577,757
                                                                ---------------

BIOTECHNOLOGY(1)
                   40,000  Amgen Inc.(2)                                 3,144
                                                                ---------------

BROADCASTING & MEDIA--3.4%
                   10,000  Cablevision Systems Corp. Cl A(2)               483
                   40,000  CBS Corporation                               1,118
                   25,000  Clear Channel
                              Communications, Inc.(2)                    1,139
                9,453,600  Time Warner Inc.                            877,412
                                                                ---------------
                                                                       880,152
                                                                ---------------

BUILDING & HOME IMPROVEMENTS--0.1%

                  935,000  Masco Corp.                                  26,355
                                                                ---------------

Shares                     ($ in Thousands)                          Value
-------------------------------------------------------------------------------

BUSINESS SERVICES & SUPPLIES(1)
                   10,000  Interpublic Group of Companies, Inc.   $        585
                   15,000  Omnicom Group Inc.                              742
                   20,000  Paychex, Inc.                                   994
                                                                ---------------
                                                                         2,321
                                                                ---------------

COMMUNICATIONS EQUIPMENT--1.7%
                   20,000  Ascend Communications, Inc.(2)                  964
                   15,000  Corning Inc.                                    545
                  700,000  Loral Space &
                              Communications Ltd.(2)                    13,256
                1,025,000  Lucent Technologies Inc.                     82,192
                1,240,000  Motorola, Inc.                               64,480
                   15,000  Tellabs, Inc.(2)                                825
                6,720,000  MediaOne Group, Inc.(2)                     284,340
                                                                ---------------
                                                                       446,602
                                                                ---------------

COMMUNICATIONS SERVICES--18.0%
                6,466,000  AirTouch Communications, Inc.(2)            362,096
                   10,000  ALLTEL Corp.                                    468
                2,410,800  Ameritech Corp.                             130,033
                  125,000  AT&T Corp.                                    7,781
                2,550,000  Bell Atlantic Corp.                         135,469
                3,417,900  BellSouth Corp.                             272,791
                8,050,000  Comcast Corp. Cl A                          397,720
                1,825,000  GTE Corp.                                   107,105
                6,995,200  Liberty Media Group Cl A(2)                 266,036
               21,200,374  MCI WorldCom, Inc.(2)                     1,171,971
                  818,100  Qwest Communications
                              International Inc.(2)                     32,034
               10,325,000  SBC Communications Inc.                     478,177
                1,425,000  Sprint Corp.                                109,369
               12,225,000  TCI Communications, Inc. Cl A(2)            227,309
               19,192,700  Tele-Communications, Inc. Cl A(2)           807,293
                1,310,000  U S WEST Communications Group                75,161
                   69,800  Vodafone Group plc ADR                        9,397
                3,527,000  Vodafone Group plc ORD                       47,228
                                                                ---------------
                                                                     4,637,438
                                                                ---------------

COMPUTER PERIPHERALS--2.9%
                   60,000  3Com Corp.(2)                                 2,166
                4,077,000  Cisco Systems Inc.(2)                       257,233
                7,715,000  EMC Corp. (Mass.)(2)                        496,653
                   15,000  Seagate Technology, Inc.(2)                     396
                                                                ---------------
                                                                       756,448
                                                                ---------------

See Notes to Financial Statements


                                               www.americancentury.com     9


Ultra--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 1998

Shares                     ($ in Thousands)                          Value
--------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES--6.5%

                3,598,600  America Online Inc.(3)                $     457,247
                   20,000  Automatic Data Processing, Inc.               1,556
                   20,000  BMC Software, Inc.(2)(3)                        961
                1,737,600  Compuware Corp.(2)                           94,102
                   30,000  HBO & Co.                                       787
                   10,000  IMS Health Inc.                                 665
               10,564,800  Microsoft Corp.(2)                        1,118,877
                   55,000  Oracle Systems Corp.(2)                       1,626
                   25,000  Unisys Corp.(2)                                 666
                                                                ---------------
                                                                     1,676,487
                                                                ---------------

COMPUTER SYSTEMS--2.6%
                   90,000  Compaq Computer Corp.                         2,846
                3,910,000  Dell Computer Corp.(2)                      256,227
                   15,000  Gateway 2000, Inc.(2)                           837
                2,715,000  International Business
                              Machines Corp.                           403,008
                   70,000  Sun Microsystems, Inc.(2)(3)                  4,073
                                                                ---------------
                                                                       666,991
                                                                ---------------

CONSUMER PRODUCTS--3.2%
                   15,000  Avon Products, Inc.                             595
                1,169,000  Colgate-Palmolive Co.                       103,310
                3,834,000  Gillette Company                            172,290
                1,910,000  Mattel, Inc.                                 68,521
                5,365,000  Procter & Gamble Co. (The)                  476,814
                                                                ---------------
                                                                       821,530
                                                                ---------------

DIVERSIFIED COMPANIES--6.0%
               10,182,500  General Electric Co. (U.S.)                 890,969
                  715,000  Honeywell Inc.                               57,111
                1,150,000  Minnesota Mining &
                              Manufacturing Co.                         92,000
                4,456,800  Tyco International Ltd.                     276,043
                3,120,000  Unilever N.V.                               234,780
                                                                ---------------
                                                                     1,550,903
                                                                ---------------

ELECTRICAL & ELECTRONIC
COMPONENTS--0.5%
                1,450,000  Intel Corp.                                 129,367
                   30,000  Micron Technology, Inc.(2)                    1,140
                   15,000  Solectron Corp.(2)                              859
                                                                ---------------
                                                                       131,366
                                                                ---------------

ENERGY (PRODUCTION & MARKETING)--3.9%
                1,875,000  Chevron Corp.                               152,813
                5,328,000  Enron Corp.                                 281,052
                4,576,000  Exxon Corp.                                 326,040
                1,000,000  Mobil Corp.                                  75,688
                2,218,500  Royal Dutch Petroleum Co.                   109,261
                1,000,000  Texaco Inc.                                  59,313
                                                                ---------------
                                                                     1,004,167
                                                                ---------------

Shares                     ($ in Thousands)                          Value
-------------------------------------------------------------------------------

ENVIRONMENTAL SERVICES--2.4%
               13,591,422  Waste Management, Inc.                $     613,313
                                                                ---------------

FINANCIAL SERVICES--5.1%
                1,034,200  American Express Co.                         91,397
                  273,916  Associates First Capital Corp.               19,311
                8,401,400  Fannie Mae                                  594,924
                7,150,500  Federal Home Loan
                              Mortgage Corporation                     411,154
                  600,000  Franklin Resources, Inc.                     22,688
                   60,000  MBNA Corp.                                    1,369
                  275,000  Merrill Lynch & Co., Inc.                    16,294
                  200,000  Morgan Stanley Dean Witter,
                              Discover & Co.                            12,950
                  796,400  Price (T. Rowe) Associates, Inc.             28,322
                   50,000  Schwab (Charles) Corp.                        2,397
                8,915,000  Skandia Forsakrings AB ORD                  113,807
                                                                ---------------
                                                                     1,314,613
                                                                ---------------

FOOD & BEVERAGE--2.8%
                   15,000  Anheuser-Busch Companies, Inc.                  892
                4,976,700  Coca-Cola Company (The)                     336,549
                4,050,000  Coca-Cola Enterprises, Inc.                 146,053
                1,680,000  ConAgra, Inc.                                51,135
                   30,000  Heinz (H.J.) Co.                              1,744
                  600,000  Hershey Foods Corp.                          40,688
                1,850,000  PepsiCo, Inc.                                62,438
                1,570,000  Sara Lee Corp.                               93,709
                                                                ---------------
                                                                       733,208
                                                                ---------------

HEALTHCARE(1)
                   30,000  Baxter International, Inc.                    1,798
                    8,000  Cardinal Health, Inc.                           757
                                                                ---------------
                                                                         2,555
                                                                ---------------

INDUSTRIAL EQUIPMENT & MACHINERY(1)
                   20,000  Ingersoll-Rand Co.                            1,010
                                                                ---------------

INSURANCE--5.6%
                   15,000  AFLAC Inc.                                      572
                5,700,000  Allstate Corp.                              245,456
               10,550,400  American International Group, Inc.          899,422
                   10,000  Aon Corp.                                       620
                   25,000  Conseco Inc.                                    867
                  955,000  General Re Corp.                            209,802
                   15,000  Hartford Financial Services
                              Group Inc. (The)                             797
                1,035,000  SunAmerica, Inc.                             72,968
                                                                ---------------
                                                                     1,430,504
                                                                ---------------

LEISURE--1.7%
                1,450,000  Eastman Kodak Co.                           112,375
                   98,000  Viacom, Inc. Cl A(2)                          5,819
                5,119,000  Viacom, Inc. Cl B(2)                        306,500
                                                                ---------------
                                                                       424,694
                                                                ---------------

                        See Notes to Financial Statements


10      1-800-345-2021



Ultra--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 1998

Shares                     ($ in Thousands)                          Value
--------------------------------------------------------------------------------

MEDICAL EQUIPMENT & SUPPLIES--3.2%
                5,863,400  Becton, Dickinson and Co.             $     246,996
                1,285,000  Guidant Corp.                                98,303
                7,506,700  Medtronic, Inc.                             487,936
                                                                ---------------
                                                                       833,235
                                                                ---------------

OFFICE EQUIPMENT & SUPPLIES--0.2%
                   25,000  Pitney Bowes Inc.                             1,377
                  430,000  Xerox Corp.                                  41,656
                                                                ---------------
                                                                        43,033
                                                                ---------------

PAPER & FOREST PRODUCTS(1)
                   20,000  Weyerhaeuser Co.                                936
                                                                ---------------

PERSONAL SERVICES--0.4%
                2,338,000  Block (H & R), Inc.                         104,772
                                                                ---------------

PHARMACEUTICALS--15.4%
                  125,000  Abbott Laboratories                           5,867
                3,378,300  American Home Products Corp.                164,692
                4,415,900  Bristol-Myers Squibb Co.                    488,233
                2,584,300  Elan Corp., plc ADR(2)                      181,063
                   10,000  Genentech, Inc.(2)                              716
                5,650,000  Johnson & Johnson                           460,475
                4,662,000  Lilly (Eli) & Co.                           377,331
                   20,000  McKesson Corp.                                1,540
                4,907,900  Merck & Co., Inc.                           663,793
                7,180,500  Pfizer, Inc.                                770,557
                1,050,000  Pharmacia & Upjohn Inc.                      55,584
                3,679,200  Schering-Plough Corp.                       378,498
                5,519,900  Warner-Lambert Co.                          432,622
                                                               ----------------
                                                                     3,980,971
                                                               ----------------

PRINTING & PUBLISHING--0.3%
                  375,000  New York Times Co. (The) Cl A                10,594
                1,950,000  News Corp. Ltd. (The) ADR                    53,259
                   15,000  Tribune Co.                                     864
                                                                ---------------
                                                                        64,717
                                                                ---------------

RAILROAD(1)
                   20,000  Union Pacific Corp.                             953
                                                                ---------------

RESTAURANTS--0.5%
                1,775,000  McDonald's Corp.                            118,703
                                                                ---------------

RETAIL (FOOD & DRUG)--0.8%
                   15,000  Albertson's, Inc.                               833
                   20,000  American Stores Co.                             651
                   40,000  CVS Corp.                                     1,828
                   30,000  Kroger Co. (The)(2)                           1,665
                   35,000  Rite Aid Corp.                                1,389
                3,315,000  Safeway Inc.(2)                             158,498
                   40,000  SYSCO Corp.                                   1,078
                  950,000  Walgreen Co.                                 46,253
                                                                ---------------
                                                                       212,195
                                                                ---------------

Shares                     ($ in Thousands)                          Value
-------------------------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)--2.4%
                1,839,000  Costco Companies, Inc.(2)             $     104,421
                  354,500  Dayton Hudson Corp.                          15,022
                   10,000  Kohl's Corp.(2)                                 478
                   10,000  May Department Stores Co. (The)                 610
                7,064,300  Wal-Mart Stores, Inc.                       487,437
                                                                ---------------
                                                                       607,968
                                                                ---------------

RETAIL (SPECIALTY)--0.8%
                4,946,000  Home Depot, Inc.                            215,151
                   15,000  Lowe's Companies, Inc.                          505
                                                                ---------------
                                                                       215,656
                                                                ---------------

TOBACCO--1.6%
                8,175,000  Philip Morris Companies Inc.                417,947
                                                                ---------------

UTILITIES--0.3%
                   10,000  AES Corp. (The)(2)                              409
                   10,000  American Electric Power Co., Inc.               489
                   10,000  Carolina Power & Light Co.                      459
                   15,000  Dominion Resources, Inc. (Va.)                  693
                  928,000  Duke Power Co.                               60,030
                   10,000  Entergy Corp.                                   288
                   20,000  PECO Energy Co.                                 774
                   10,000  PG&E Corp.                                      304
                                                                ---------------
                                                                        63,446
                                                                ---------------

TOTAL COMMON STOCKS                                                 24,683,737
                                                                ---------------
   (Cost $18,556,247)

PREFERRED STOCKS-1.0%

PRINTING & PUBLISHING
               11,102,000  News Corp. Ltd. ADR                         268,530
                                                                ---------------
   (Cost $216,841)

See Notes to Financial Statements


                                                     www.americancentury.com  11


Ultra--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 1998

Principal Amount           ($ in Thousands)                         Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS(4)-3.3%

                 $ 70,000  FHLB Discount Notes,
                              5.12%, 11/6/98                    $       69,962

                   30,000  FHLB Discount Notes,
                              4.77%, 11/19/98                           29,932

                   50,000  FHLB Discount Notes,
                              4.77%, 12/4/98                            49,783

                   18,900  FHLMC Discount Notes,
                              5.42%, 11/2/98                            18,900

                   15,000  FHLMC Discount Notes,
                              5.14%, 11/4/98                            14,996

                   50,000  FHLMC Discount Notes,
                              5.14%, 11/9/98                            49,953

                  139,003  FHLMC Discount Notes,
                              5.13%-5.16%, 11/12/98                    138,814

                  155,295  FHLMC Discount Notes,
                              5.14%, 11/13/98                          155,062

                   50,000  FHLMC Discount Notes,
                              5.06%, 11/18/98                           49,893

                   50,000  FHLMC Discount Notes,
                              5.07%, 11/30/98                           49,810

                   50,000  FHLMC Discount Notes,
                              5.04%, 12/8/98                            49,755

                   50,000  FHLMC Discount Notes,
                              4.77%, 12/18/98                           49,687

                   75,000  FNMA Discount Notes,
                              5.14%, 11/10/98                           74,920


Principal Amount           ($ in Thousands)                         Value
-------------------------------------------------------------------------------

                 $ 50,000  FNMA Discount Notes,
                              5.11%, 11/23/98                     $     49,859
                                                                ---------------

TOTAL TEMPORARY CASH INVESTMENTS                                       851,326
                                                                ---------------
   (Cost $851,161)

TOTAL INVESTMENT SECURITIES--100.0%                                $25,803,593
                                                                ===============
   (Cost $19,624,249)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                               ($ in Thousands)
       Contracts           Settlement                            Unrealized
        to Sell               Date               Value           Gain/(Loss)
-------------------------------------------------------------------------------

    317,234,286  NLG        11/30/98           $170,028           $   95
    450,207,500  SEK        11/30/98             57,813             (110)
                                           ---------------    ------------------
                                               $227,841           $  (15)
                                           ===============    =================
(Value on Settlement Date $227,826)


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are used by the portfolio management team in an effort to protect foreign investments against declines in foreign currencies. This is also known as hedging. The contracts are called "forward" because they allow your fund to exchange a foreign currency for U.S. dollars at a date in the future--and at a price (known as the exchange rate) agreed upon when the contract is initially entered into.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
NLG = Netherlands Guilder
FHLB = Federal Home Loan Bank
ORD = Foreign Ordinary Share
FHLMC = Federal Home Loan Mortgage Corporation
SEK = Swedish Krona
FNMA = Federal National Mortgage Association

(1)  Industry is less than 0.05% of total investment securities.

(2)  Non-income producing.

(3) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer which is or was an affiliate at or during the year ended October 31, 1998.)

(4)  The rate disclosed is the yield to maturity at purchase.

-------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment
* the number of shares of each stock
* the market value of each investment
* the percentage of total investments in each industry, as applicable
* the percent and dollar breakdown of each investment category

                                               See Notes to Financial Statements


12      1-800-345-2021


Vista--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 1998

                     INVESTOR CLASS(INCEPTION 11/25/83)   ADVISOR CLASS(INCEPTION 10/2/96)   INSTITUTIONAL CLASS(INCEPTION 11/14/96)
                                       RUSSELL 2500                       RUSSELL 2500                           RUSSELL 2500
                          VISTA           GROWTH              VISTA          GROWTH                 VISTA           GROWTH
6 MONTHS(1)              -31.64%         -21.72%             -31.68%        -21.72%                -31.52%         -21.72%
1 YEAR                   -31.94%         -13.85%             -32.08%        -13.85%                -31.72%         -13.85%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                   -9.96%           6.94%                --             --                     --              --
5 YEARS                    1.86%           8.99%                --             --                     --              --
10 YEARS                  10.07%          11.99%                --             --                     --              --
LIFE OF FUND               9.16%           N/A(2)            -19.83%          0.81%(3)             -17.63%         0.65%(4)

(1)  Returns for periods less than one year are not annualized.

(2)  Benchmark began 1/1/86.

(3) Return from 9/30/96, the date nearest the class's inception for which data are available.

(4) Return from 11/30/96, the date nearest the class's inception for which data are available.

See pages 33, 34 and 35 for information about share classes, the Russell 2500 Growth Index and returns.


[mountain chart - data below]

GROWTH OF $10,000 OVER 10 YEARS

Value on 10/31/98
Vista                   $26,099
Russell 2500 Growth     $31,034

                     Vista            Russell 2500 Growth
10/31/88            $10,000                 $10,000
10/31/89            $14,819                 $12,298
10/31/90            $11,532                  $9,513
10/31/91            $19,337                 $15,918
10/31/92            $20,219                 $16,275
10/31/93            $23,802                 $20,177
10/31/94            $24,792                 $20,553
10/31/95            $35,750                 $25,374
10/31/96            $38,238                 $29,564
10/31/97            $38,349                 $36,023
10/31/98            $26,099                 $31,034

$10,000 investment made 10/31/88

The chart at left shows the growth of a $10,000 investment in the fund over 10 years, while the chart below shows the fund's year-by-year performance. The Russell 2500 Growth Index is provided for comparison in each chart. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. These charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Vista's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Russell 2500 Growth Index do not.


[bar chart - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDING OCTOBER 31)

                  Vista            Russell 2500 Growth Index
10/89            48.19%                      22.98%
10/90           -22.17%                     -22.65%
10/91            67.67%                      67.34%
10/92             4.55%                       2.24%
10/93            17.72%                      23.98%
10/94             4.16%                       1.86%
10/95            44.20%                      23.46%
10/96             6.96%                      16.51%
10/97             0.29%                      21.85%
10/98           -31.94%                     -13.85%


                                                     www.americancentury.com  13


Vista--Q&A
--------------------------------------------------------------------------------

[photo Arnie Douville and Glenn Fogle]
Arnie Douville and Glenn Fogle, portfolio managers on Vista

     An interview with Glenn Fogle and Arnie Douville, portfolio managers on the Twentieth Century Vista investment team.

HOW DID VISTA PERFORM DURING THE FISCAL YEAR ENDED OCT. 31?

     Vista's Investor Class shares finished the fiscal year ended October 31, 1998, down 31.94%, compared with the fund's benchmark, the Russell 2500 Growth Index, which was down 13.85%. The year included one of the most volatile periods on record for global equity markets, during which the U.S. market clearly favored larger growth-oriented companies over the medium-sized firms that Vista targets.

     We spent the year working diligently to improve Vista's performance. We recognize that our investors have not been well-served during the last two years or so. Vista has not lived up to the high standards expected of us and that we expect of ourselves. Getting Vista back on track has taken longer than anticipated, but during the past year we have taken important steps to strengthen the investment management process.

     First, we have expanded and strengthened the Vista management team. Three of the four members were not with the team one year ago. Every member is focused on the American Century investment process of finding companies with accelerating earnings and revenues.

     We indicated six months ago that one of our goals was increased diversification with exposure to a broader group of industries and sectors. The portfolio has been expanded to include a larger number of stocks from a broader range of industries. The number of stocks in the fund has been increased to more than 80 from 59 a year ago. Our goal is for the portfolio to contain between 80 and 90 stocks. The portfolio is now much more diversified by sector and by industry groups to reduce volatility without sacrificing performance potential. Even though Vista is more diversified, we continue our policy of concentrating on the top names. About 25% of assets are invested in the 10 largest positions.

     During the past six months one of our most important objectives has been to purchase companies earlier in their earnings acceleration cycle. Buying stocks before their potential has become widely recognized by the market should help us capture more of their price gains. In the past two years, Vista has been slower on occasion to buy companies showing the first signs of faster growth and, consequently, has not received the full benefit of their price appreciation.

     The Vista team also has implemented new information systems to help screen the universe of viable stock names for these early growth opportunities. Our technology tools now are better suited and more efficient in helping to identify stocks with the correct mix of fundamental and technical factors.

     Finally, as the Stowerses indicated in their message on page 1, CEO Jim Stowers III is working closely with the Vista team to ensure that our long-held,


[left margin]

"Getting Vista back on track has taken longer than anticipated, but during the past year we have taken important steps to strengthen the investment management process."

PORTFOLIO AT A GLANCE
                                10/31/98          10/31/97
NO. OF COMPANIES                  83                59
MEDIAN P/E RATIO                 28.4              32.1
MEDIAN MARKET                    $3.24             $1.86
   CAPITALIZATION               BILLION           BILLION
PORTFOLIO TURNOVER               229%               96%
EXPENSE RATIO (FOR
   INVESTOR CLASS)              1.00%             1.00%

Investment terms are defined in the Glossary on page 35.


14      1-800-345-2021


Vista--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

earnings-based investment strategy is applied with consistency and discipline.

     We have been working hard to strengthen our core investment approach of finding companies with accelerating earnings and revenue growth in the mid-cap segment of the stock market. We have the pieces in place and the burden is on us to demonstrate that we can deliver.

WHICH SECTORS OR STOCKS CONTRIBUTED TO VISTA'S RESULTS?

     While good news was difficult to find in the stock market during the second half of the year, there were some successes. Vista was well-represented in the telecommunications, broadcasting and airline industries. All contributed positively to performance this year.

     Forest Laboratories, an international pharmaceutical manufacturer, saw its stock price rise sharply in 1998. Forest, one of Vista's largest holdings, launched Celexa, a successful drug for treating depression, during the second quarter. Industry experts estimate Celexa sales could reach $500 million within three years and capture a significant share of the antidepressant drug market.

     Another contributor to Vista's performance was Sunrise Assisted Living, one of the oldest and largest providers of housing for seniors who can no longer live on their own but do not need complex medical care. Assisted living communities provide a variety of services, from help with eating, bathing and dressing to programs for residents with Alzheimer's disease. Fundamentals in the adult health-care industry are strong, and the retirement market is expected to expand as the Baby Boom generation lives longer and retires earlier with more disposable income.

     Sunrise is an example of how our discipline helps us focus on the core growth drivers of a business when other investors are reacting irrationally. The stock lost nearly one third of its value in May following an earnings report that was misunderstood by most investors. We examined the company and liked what we saw. The fundamentals were strong, the stock's valuation seemed very attractive, and earnings were still accelerating. We stepped in and bought the stock, which has since moved back up nearly to its previous highs.

WHAT WERE SOME INVESTMENT DECISIONS THAT HURT PERFORMANCE?

     Vista's investment style and market sector exposure were important factors in performance. Most stock market gains in recent years have been concentrated in very large capitalization growth stocks. The narrow market preference for large-company stocks has resulted in a lengthy period of underperformance for small- and mid-cap stocks in general.

     Vista's weakest sector allocation was in energy services stocks. From early 1997, we owned stocks of several offshore oil drilling and service companies. The rates charged per day for offshore drilling rigs were rising rapidly and oil prices were stable. But the Asian economic crisis led to reduced demand for oil in late 1997, and prices began to fall.

     Most drillers had long-term contract commitments and appeared somewhat insulated from short-term oil price weakness. However, as oil prices continued to slide, these companies had to cut day rates as well. When it became


[right margin]

TOP TEN HOLDINGS

                                     % OF FUND INVESTMENTS
                                   AS OF               AS OF
                                 10/31/98             4/30/98

ASCEND COMMUNI-
     CATIONS, INC.                 4.0%                 --

SUNRISE ASSISTED
     LIVING, INC.                  2.7%                 --

FOREST
     LABORATORIES, INC.            2.4%                1.9%

ANN TAYLOR
     STORES CORP.                  2.3%                 --

AMERICAN STORES CO.                2.2%                 --

PROVIDIAN
     FINANCIAL CORP.               2.2%                1.4%

UNIPHASE CORP.                     2.2%                1.9%

PROTEIN DESIGN
     LABS, INC.                    2.1%                1.5%

GENZYME CORP.                      2.0%                 --

MYLAN
     LABORATORIES, INC.            2.0%                 --



TOP FIVE INDUSTRIES
                                     % OF FUND INVESTMENTS
                                   AS OF               AS OF
                                 10/31/98             4/30/98

UTILITIES                          12.5%                --

COMPUTER SOFTWARE
     & SERVICES                     7.1%               14.0%

PHARMACEUTICALS                     6.8%                4.3%

RETAIL (FOOD & DRUG)                6.4%                1.3%

BIOTECHNOLOGY                       5.4%                5.8%


                                                 www.americancentury.com      15


Vista--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

clear that earnings would suffer, we sold stocks in several energy exploration and production firms including Noble Drilling Corp., Marine Drilling Co., Transocean Offshore and Diamond Offshore. These companies remain fundamentally healthy, but the stocks suffered because of soft global energy prices.

     The computer software and service sector was another disappointment. Many business customers are postponing major software purchases until next year and concentrating on Year 2000 compliance matters. Reduced demand for business software updates hurt the earnings of some software developers.

     Parametric Technology, one of the largest suppliers of computer-aided design and manufacturing software, was one of Vista's best performers early in the year. About 70% of Parametric's revenues come from repeat business. But the introduction of an important new product line was poorly managed, and the transition caused weakness in the company's core product line. Earnings were affected, which led to a steep drop in stock price.

     The financial services, biotechnology, communications equipment and retail apparel groups were also among the worst-performing groups.

     Stage Stores, a retail department store chain operating primarily in smaller towns, was one of Vista's top-performing stocks as of April 30. More than half of its stores are located in small strip shopping centers in Texas and other Southern states. When the region suffered through weeks of record high temperatures this past summer, shoppers stayed home. Cash flow slowed and some store sales were off dramatically, causing Stage to miss its sales target. The slowdown resulted in an earnings decline and the stock price dropped dramatically.

ELECTRIC UTILITY STOCKS REPRESENTED THE LARGEST INDUSTRY GROUP AT THE END OF THE YEAR. WHY?

     We began accumulating electric utility stocks, not as a defensive move, but because many utilities were demonstrating strong earnings acceleration. Earnings growth in the utility sector is being driven by a combination of weather and regulatory factors.

     Deregulation of electric utilities is progressing on a state-by-state basis. As the industry becomes more competitive, some of these companies are finding they can demonstrate definite earnings growth.

WHAT IS YOUR OUTLOOK FOR VISTA?

     The 12 months ended Oct. 31 were some of the best and worst times for stocks.

     The valuation placed on earnings and revenues of large-cap companies reached historically extreme levels compared to those of small- and mid-cap companies in 1998. While it is impossible to predict how long such trends may continue, history shows that the market tends to correct such disparities--often after sharp market corrections, such as those in 1973-74, 1987, and 1990-91.

     We feel confident that the changes we have implemented this year will improve Vista's performance relative to its benchmark. We believe our focused investment process and more favorable global economic conditions will ultimately reward investors in mid-cap growth stocks.


[left margin]

"We feel confident that the changes we have implemented this year will improve Vista's performance relative to its benchmark."


[pie charts]
TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF OCTOBER 31, 1998
Foreign Stocks                 0.5%
Temporary Cash Investments     9.5%
U.S. Stocks                   90.0%

AS OF APRIL 30, 1998
Foreign Stocks                 2.2%
Temporary Cash Investments     3.8%
U.S. Stocks                   94.0%


16      1-800-345-2021


Vista--Schedule of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 1998

Shares                     ($ in Thousands)                          Value
--------------------------------------------------------------------------------

COMMON STOCKS-90.5%

AEROSPACE & DEFENSE--3.0%
                  160,000  General Dynamics Corp.                   $    9,470
                  135,000  Litton Industries, Inc.(1)                    8,809
                  165,000  Raytheon Co. Cl A                             9,240
                                                                ---------------
                                                                        27,519
                                                                ---------------

AGRICULTURE--1.6%
                  425,000  Delta and Pine Land Company                  14,184
                                                                ---------------

BANKING--4.2%
                  135,000  BB & T Corp.                                  4,818
                   50,000  City National Corp.                           1,709
                   31,600  Old Kent Financial Corp.                      1,328
                  250,000  Providian Financial Corp.                    19,844
                  195,000  Zions Bancorporation                         10,353
                                                                ---------------
                                                                        38,052
                                                                ---------------

BIOTECHNOLOGY--5.4%
                  250,000  Centocor, Inc.(1)                            11,117
                  440,000  Genzyme Corp.(1)                             18,494
                  800,000  Protein Design Labs, Inc.(1)                 19,300
                                                                ---------------
                                                                        48,911
                                                                ---------------

BUSINESS SERVICES & SUPPLIES--4.2%
                  162,000  CSG Systems International, Inc.(1)            8,839
                  202,200  Comdisco, Inc.                                3,121
                  389,500  Metamor Worldwide, Inc.(1)                   10,066
                  470,000  Quanta Services, Inc.(1)                      6,786
                  200,000  Quintiles Transnational Corp.(1)              9,044
                                                                ---------------
                                                                        37,856
                                                                ---------------

CHEMICALS & RESINS--0.5%
                  170,000  IMC Global Inc.                               4,420
                                                                ---------------

COMMUNICATIONS EQUIPMENT--4.0%
                  750,000  Ascend Communications, Inc.(1)               36,164
                                                                ---------------

COMMUNICATIONS SERVICES--1.4%
                  220,000  Century Telephone Enterprises, I             12,499
                                                                ---------------

COMPUTER PERIPHERALS--3.2%
                  140,000  Lexmark International
                              Group, Inc. Cl A(1)                        9,791
                  400,000  Seagate Technology, Inc.(1)                  10,550
                  300,000  Xircom, Inc.(1)                               8,822
                                                                ---------------
                                                                        29,163
                                                                ---------------

Shares                     ($ in Thousands)                          Value
-------------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES--7.1%

                   75,000  America Online Inc.                      $    9,530
                  283,600  At Home Corp. Series A(1)                    12,532
                  260,000  Excite, Inc.(1)                              10,026
                  250,000  Lycos, Inc.(1)                               10,164
                  775,000  Novell, Inc.(1)                              11,552
                   80,000  Yahoo! Inc.(1)                               10,467
                                                                ---------------
                                                                        64,271
                                                                ---------------

COMPUTER SYSTEMS--0.7%
                  180,000  Apple Computer, Inc.(1)                       6,688
                                                                ---------------

CONSUMER PRODUCTS--0.2%
                   80,000  Blyth Industries, Inc.(1)                     2,210
                                                                ---------------

ELECTRICAL & ELECTRONIC
COMPONENTS--2.7%
                  215,000  Advanced Micro Devices, Inc.(1)               4,851
                  400,000  Uniphase Corp.(1)                            19,775
                                                                ---------------
                                                                        24,626
                                                                ---------------

ENERGY (PRODUCTION & MARKETING)--2.1%
                  135,000  Anadarko Petroleum Corp.                      4,573
                  230,000  NICOR Inc.                                    9,746
                  165,000  Williams Companies, Inc. (The)                4,527
                                                                ---------------
                                                                        18,846
                                                                ---------------

ENERGY (SERVICES)--0.5%
                  210,000  Petroleum Geo-Services ASA ADR(1)             4,489
                                                                ---------------

ENVIRONMENTAL SERVICES--1.0%
                  205,000  Waste Management, Inc.                        9,251
                                                                ---------------

FINANCIAL SERVICES--0.9%
                1,250,000  UniCapital Corp.(1)                           8,672
                                                                ---------------

FOOD & BEVERAGE--2.1%
                  250,000  Coors (Adolph) Co. Cl B                      12,516
                  175,000  SYSCO Corp.                                   4,714
                   50,000  U.S. Foodservice, Inc.(1)                     2,375
                                                                ---------------
                                                                        19,605
                                                                ---------------

HEALTHCARE--0.9%
                  117,300  Access Health, Inc.(1)                        4,230
                  237,000  Health Management
                              Associates, Inc.(1)                        4,222
                                                                ---------------
                                                                         8,452
                                                                ---------------

INSURANCE--2.4%
                  165,000  Reinsurance Group of America, Inc.            9,096
                  160,100  Transatlantic Holdings, Inc.                 12,488
                                                                ---------------
                                                                        21,584
                                                                ---------------

MEDICAL EQUIPMENT & SUPPLIES--2.8%
                  675,000  PSS World Medical, Inc.(1)                   14,871
                  450,000  STERIS Corp.(1)                              10,336
                                                                ---------------
                                                                        25,207
                                                                ---------------

See Notes to Financial Statements


                                              www.americancentury.com      17


Vista--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 1998

Shares                     ($ in Thousands)                          Value
--------------------------------------------------------------------------------

METALS & MINING--2.1%
                  300,000  Barrick Gold Corp.                         $  6,413
                  250,000  Newmont Mining Corp.                          5,313
                  450,000  Placer Dome Inc.                              7,088
                                                                ---------------
                                                                        18,814
                                                                ---------------

PAPER & FOREST PRODUCTS--0.8%
                  400,000  Louisiana-Pacific Corp.                       7,100
                                                                ---------------

PERSONAL SERVICES--2.7%
                  570,000  Sunrise Assisted Living, Inc.(1)             24,492
                                                                ---------------

PHARMACEUTICALS--6.8%
                  255,000  Bergen Brunswig Corp. Cl A                   12,447
                  520,000  Forest Laboratories, Inc.(1)                 21,742
                  130,000  Genentech, Inc.(1)                            9,311
                  525,000  Mylan Laboratories Inc.                      18,080
 .                                                                ---------------
                                                                        61,580
                                                                ---------------

RESTAURANTS--3.8%
                  650,000  CKE Restaurants, Inc.                        17,103
                1,110,000  Foodmaker, Inc.(1)                           17,552
                                                                ---------------
                                                                        34,655
                                                                ---------------

RETAIL (APPAREL)--2.3%
                  735,000  AnnTaylor Stores Corp.(1)                    21,315
                                                                ---------------

RETAIL (FOOD & DRUG)--6.4%
                  615,000  American Stores Co.                          20,026
                  415,000  Food Lion, Inc. Cl A                          4,552
                  435,000  Food Lion, Inc. Cl B                          4,445
                  295,000  Meyer (Fred), Inc.(1)                        15,727
                  330,000  Rite Aid Corp.                               13,097
                                                                ---------------
                                                                        57,847
                                                                ---------------

RETAIL (SPECIALTY)--2.2%
                1,000,000  Corporate Express, Inc.(1)                   11,656
                   26,200  Starbucks Corp.(1)                            1,137
                  193,000  Tech Data Corp.(1)                            7,575
                                                                ---------------
                                                                        20,368
                                                                ---------------

Shares                     ($ in Thousands)                          Value
-------------------------------------------------------------------------------

UTILITIES--12.5%
                  210,000  Carolina Power & Light Co.                 $  9,634
                  280,000  Central & South West Corp.                    7,788
                  180,000  Columbia Gas System, Inc. (The)              10,417
                  220,000  Dominion Resources, Inc. (Va.)               10,161
                  200,000  IPALCO Enterprises, Inc.                      9,175
                   90,000  National Fuel Gas Co.                         4,253
                  200,000  New Century Energies, Inc.                    9,662
                  160,000  OGE Energy Corp.                              4,250
                  410,000  Potomac Electric Power Co.                   10,737
                  370,000  PP&L Resources, Inc.                         10,036
                  300,000  TECO Energy, Inc.                             8,287
                  230,000  Unicom Corp.                                  8,668
                  350,000  Wisconsin Energy Corp.                       10,719
                                                                ---------------
                                                                       113,787
                                                                ---------------

TOTAL COMMON STOCKS                                                    822,627
                                                                ---------------
   (Cost $790,817)

TEMPORARY CASH INVESTMENTS-9.5%

    Repurchase Agreement, BA Security Services,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 5.42%, dated 10/30/98,
       due 11/2/98 (Delivery value $44,720)                             44,700

    Repurchase Agreement, State Street Boston
       Corp., (U.S. Treasury obligations), in a joint
       trading account at 5.35%, dated 10/30/98,
       due 11/2/98 (Delivery value $41,919)                             41,900
                                                                ---------------

TOTAL TEMPORARY CASH INVESTMENTS                                        86,600
                                                                ---------------
   (Cost $86,600)

TOTAL INVESTMENT SECURITIES--100.0%                                   $909,227
                                                                ===============
   (Cost $877,417)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1)  Non-income producing.

-------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment
* the number of shares of each stock
* the market value of each investment
* the percentage of total investments in each industry
* the percent and dollar breakdown of each investment category

                                               See Notes to Financial Statements


18      1-800-345-2021


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

OCTOBER 31, 1998
                                                   ULTRA              VISTA
ASSETS                                   (In Thousands Except Per-Share Amounts)

Investment securities, at value
   (identified cost of $19,539,956
   and $877,417,
   respectively) (Note 3) .................   $    25,341,312   $       909,227
Investment securities--affiliated,
   at value (identified cost of $84,293)
   (Note 3 and 5) .........................           462,281              --
Cash ......................................            38,496             2,295
Receivable for investments sold ...........             9,223            31,571
Receivable for forward foreign
   currency exchange contracts ............                95              --
Dividends and interest receivable .........            14,662               478
                                              ---------------   ---------------
                                                   25,866,069           943,571
                                              ---------------   ---------------

LIABILITIES
Disbursements in excess of
   demand deposit cash ....................            10,915             1,266
Payable for investments purchased .........           287,552            41,346
Payable for forward foreign currency
   exchange contracts .....................               110              --
Payable for capital shares redeemed .......            15,828               938
Accrued management fees (Note 2) ..........            20,332               721
Distribution fees payable (Note 2) ........                20                 1
Service fees payable (Note 2) .............                20                 1
Payable for directors' fees and expenses ..                15                 1
Other liabilities .........................                28                 4
                                              ---------------   ---------------
                                                      334,820            44,278
                                              ---------------   ---------------
Net Assets ................................   $    25,531,249   $       899,293
                                              ===============   ===============

NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) ...   $    16,892,669   $       899,375
Accumulated undistributed net realized
   gain (loss) on investment and foreign
   currency transactions ..................         2,459,251           (31,893)
Net unrealized appreciation on
   investments and translation of assets
   and liabilities
   in foreign currencies (Note 3) .........         6,179,329            31,811
                                              ---------------   ---------------

                                              $    25,531,249   $       899,293
                                              ===============   ===============

Investor Class, $0.01 Par Value
   ($ and shares in full)
Net assets ................................   $25,396,219,378   $   895,180,026
Shares outstanding ........................       817,698,541        96,529,132
Net asset value per share .................   $         31.06   $          9.27

Advisor Class, $0.01 Par Value
   ($ and shares in full)
Net assets ................................   $    98,964,745   $     4,052,424
Shares outstanding ........................         3,192,813           438,836
Net asset value per share .................   $         31.00   $          9.23

Institutional Class, $0.01 Par Value
   ($ and shares in full)
Net assets ................................   $    36,064,889   $        60,257
Shares outstanding ........................         1,158,770             6,462
Net asset value per share .................   $         31.12   $          9.32

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the Fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders, if any, or net investment losses; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                             www.americancentury.com      19


Statements of Operations
--------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31, 1998
                                                     ULTRA               VISTA
INVESTMENT LOSS                                            (In Thousands)

Income:
Dividends (net of foreign taxes
   withheld of $3,112 and $0,
   respectively) (includes $135
   from affiliates for Ultra) ..................    $   203,387     $     3,635
Interest .......................................         24,833           4,389
                                                    -----------     -----------
                                                        228,220           8,024
                                                    -----------     -----------

Expenses: (Note 2)
Management fees ................................        246,986          13,890
Distribution fees -- Advisor Class .............            167              14
Service fees -- Advisor Class ..................            167              14
Directors' fees and expenses ...................            232              13
                                                    -----------     -----------
                                                        247,552          13,931
                                                    -----------     -----------

Net investment loss ............................        (19,332)         (5,907)
                                                    -----------     -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

Net realized gain (loss) on:
Investments (includes $907,687 and
   $66,267, respectively, from affiliates) .....      2,491,499         (27,871)
Foreign currency transactions ..................         13,159            --
                                                    -----------     -----------
                                                      2,504,658         (27,871)
                                                    -----------     -----------

Change in net unrealized appreciation
(depreciation) on:
Investments ....................................      1,244,124        (416,761)
Translation of assets and liabilities
   in foreign currencies .......................          6,100            --
                                                    -----------     -----------
                                                      1,250,224        (416,761)
                                                    -----------     -----------

Net realized and unrealized gain
   (loss) on investments .......................      3,754,882        (444,632)
                                                    -----------     -----------

Net Increase (Decrease) in Net Assets
   Resulting from Operations ...................    $ 3,735,550     $  (450,539)
                                                    ===========     ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments (dividend and interest)
* management fees and other expenses
* gains or losses from selling investments (known as realized gains or losses)
* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                               See Notes to Financial Statements


20      1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED OCTOBER 31, 1998 AND OCTOBER 31, 1997

                                                                    ULTRA                            VISTA
Increase (Decrease) in Net Assets                           1998             1997             1998            1997

OPERATIONS                                                                      (In Thousands)

Net investment income (loss) .......................   $    (19,332)   $      7,130    $     (5,907)   $    (14,409)

Net realized gain (loss) on investments and
  foreign currency transactions ....................      2,504,658       4,609,668         (27,871)         96,402

Change in net unrealized appreciation (depreciation)
  on investments and translation of assets and
  liabilities in foreign currencies ................      1,250,224      (1,018,159)       (416,761)        (87,061)
                                                       ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting
  from operations ..................................      3,735,550       3,598,639        (450,539)         (5,068)
                                                       ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
  Investor Class ...................................         (8,654)           --              --              --
  Institutional Class ..............................             (1)           --              --              --

From net realized gains from
investment transactions:
  Investor Class ...................................     (4,593,562)     (1,044,611)        (98,425)       (168,260)
  Advisor Class ....................................         (6,944)           (778)           (378)           (449)
  Institutional Class ..............................            (73)           (547)           (750)           (225)
                                                       ------------    ------------    ------------    ------------
Decrease in net assets from distributions ..........     (4,609,234)     (1,045,936)        (99,553)       (168,934)
                                                       ------------    ------------    ------------    ------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase (decrease) in net assets from capital
  share transactions ...............................      4,679,017         894,267        (398,837)       (259,254)
                                                       ------------    ------------    ------------    ------------

Net increase (decrease) in net assets ..............      3,805,333       3,446,970        (948,929)       (433,256)

NET ASSETS
Beginning of year ..................................     21,725,916      18,278,946       1,848,222       2,281,478
                                                       ------------    ------------    ------------    ------------
End of year ........................................   $ 25,531,249    $ 21,725,916    $    899,293    $  1,848,222
                                                       ============    ============    ============    ============

Undistributed net investment income ................           --      $     12,202            --              --
                                                       ============    ============    ============    ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period
* distributions--income and gains distributed to shareholders
* capital share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                      www.americancentury.com 21


Notes to Financial Statements
--------------------------------------------------------------------------------

OCTOBER 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Twentieth Century Ultra Fund (Ultra) and American Century - Twentieth Century Vista Fund (Vista) (the Funds) are two of the twelve series of funds issued by the Corporation. The Funds' investment objective is to seek capital growth by investing primarily in equity securities. The Funds are authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following significant accounting policies are in accordance with generally accepted accounting principles.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Funds will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

     REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements with institutions that the Funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund, along with other registered investment companies having


22      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 1998

management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the policy of the Funds to distribute all taxable income and realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     At October 31, 1998, Vista had accumulated net realized capital loss carryovers for federal income tax purposes of $25,756,378 (expiring in 2006) which may be used to offset future taxable gains.

     ADDITIONAL   INFORMATION   --  Funds   Distributor,   Inc.   (FDI)  is  the
Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each Fund's class average daily closing net assets during the previous month. The annual management fee is 1.00%, 0.75% and 0.80% for the Investor, Advisor, and Institutional Classes, respectively.

     The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the Funds under the Plan during the year ended October 31, 1998, were $334,728 for Ultra and $27,663 for Vista.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM and the Corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases of investment securities, excluding short-term investments, for Ultra and Vista totaled $30,865,779,718 and $3,015,926,732, respectively. Sales of investment securities, excluding short-term investments, totaled $30,851,095,630 and $3,531,796,396, respectively.

     As of October 31, 1998, accumulated net unrealized appreciation for Ultra and Vista was $6,068,732,536 and $25,673,628, respectively, based on the aggregate cost of investments for federal income tax purposes of $19,734,860,947 and $883,553,756, respectively. Accumulated net unrealized appreciation consisted of unrealized appreciation of $6,159,220,343 and $69,991,625 for Ultra and Vista, respectively, and unrealized depreciation of $90,487,807 and $44,317,997, respectively.


                                               www.americancentury.com      23


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 1998

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the Funds were as follows:

                                                           ULTRA                           VISTA
                                                   SHARES          AMOUNT          SHARES          AMOUNT

INVESTOR CLASS                                                         (IN THOUSANDS)
Shares authorized ............................  1,050,000                          500,000
                                               ============                      ===========
Year ended October 31, 1998
Sold .........................................    224,437       $ 7,006,778         98,587       $ 1,196,006
Issued in reinvestment of distributions ......    170,508         4,526,262          7,926            95,322
Redeemed .....................................   (225,564)       (6,959,796)      (135,809)       (1,678,583)
                                               ------------    --------------    -----------    --------------
Net increase (decrease) ......................    169,381       $ 4,573,244        (29,296)      $  (387,255)
                                               ============    ==============    ===========    ==============

Year ended October 31, 1997
Sold .........................................    189,167       $ 5,961,963         77,210       $ 1,099,918
Issued in reinvestment of distributions ......     35,345         1,024,466         11,437           164,509
Redeemed .....................................   (194,910)       (6,109,186)      (107,997)       (1,538,006)
                                               ------------    --------------    -----------    --------------
Net increase (decrease) ......................     29,602       $   877,243        (19,350)      $  (273,579)
                                               ============    ==============    ===========    ==============

ADVISOR CLASS                                                          (IN THOUSANDS)

Shares authorized ............................    312,500                          210,000
                                               ============                      ===========
Year ended October 31, 1998
Sold .........................................      2,873          $ 87,888            211           $ 2,555
Issued in reinvestment of distributions ......        262             6,944             32               378
Redeemed .....................................       (866)          (26,625)          (256)           (3,132)
                                               ------------    --------------    -----------    --------------
Net increase (decrease) ......................      2,269          $ 68,207            (13)         $   (199)
                                               ============    ==============    ===========    ==============

Year ended October 31, 1997
Sold .........................................        793          $ 25,705            389           $ 5,265
Issued in reinvestment of distributions ......         27               778             31               449
Redeemed .....................................       (338)          (10,568)          (328)           (4,446)
                                               ------------    --------------    -----------    --------------
Net increase .................................        482          $ 15,915             92           $ 1,268
                                               ============    ==============    ===========    ==============

INSTITUTIONAL CLASS                                                    (IN THOUSANDS)

Shares authorized ............................    125,000                           80,000
                                               ============                      ===========
Year ended October 31, 1998
Sold .........................................      3,132          $ 98,660            998          $ 12,315
Issued in reinvestment of distributions ......          2                49             62               750
Redeemed .....................................     (1,985)          (61,143)        (1,986)          (24,448)
                                               ------------    --------------    -----------    --------------
Net increase (decrease) ......................      1,149          $ 37,566           (926)         $(11,383)
                                               ============    ==============    ===========    ==============

November 14, 1996(1) through October 31, 1997
Sold .........................................        334          $ 10,284          1,145          $ 15,662
Issued in reinvestment of distributions ......         19               547             16               226
Redeemed .....................................       (343)           (9,722)          (228)           (2,831)
                                               ------------    --------------    -----------    --------------
Net increase .................................         10          $  1,109            933          $ 13,057
                                               ============    ==============    ===========    ==============

(1)  Commencement of sale of the Institutional Class.


24      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 1998

--------------------------------------------------------------------------------
5. AFFILIATED COMPANY TRANSACTIONS

  A summary of transactions for each issuer which is or was an affiliate at or during the year ended October 31, 1998, follows:

                               SHARE BALANCE   PURCHASE    SALES      REALIZED     DIVIDEND         OCTOBER 31, 1998
FUND/ISSUER                      10/31/97        COST       COST     GAIN (LOSS)    INCOME    SHARE BALANCE   MARKET VALUE

ULTRA                                                               ($ in Thousands)

Altera Corp.                     4,732,000    $ 12,211    $214,620    $ (25,109)       --             --              --
America Online Inc.              6,059,300      38,538     265,206      488,094      $  5      3,598,600(1)     $457,247
BMC Software, Inc.               3,550,000      23,792     121,280      181,321        --         20,000(1)          961
Chancellor Media Corp.           1,700,000       1,140      40,888       67,158        --             --              --
Starbucks Corp.                    900,000          --      13,496       16,017        --             --              --
Sun Microsystems, Inc.           6,800,600       3,616      69,739      215,006        --         70,000           4,073
Tel-Save Holdings, Inc.            575,000      67,932      81,053      (11,524)       --             --              --
Teva Pharmaceutical
Industries
   Ltd. ADR                      2,450,000          --     133,342      (23,276)      130             --              --
                                             ----------  ----------   -----------   ------                    -----------
                                              $147,229    $939,624     $907,687      $135                       $462,281
                                             ==========  ==========   ===========   ======                    ===========


VISTA                                                               ($ in Thousands)

Brightpoint, Inc.                1,350,000          --   $  29,277      $18,104        --             --              --
Comverse Technology, Inc.          750,000          --      21,844        4,322        --             --              --
Dura Pharmaceuticals, Inc.         425,000    $  5,835      10,975        4,190        --             --              --
Hyperion Software Corp.(2)       1,400,000       3,625      35,975       18,158        --             --              --
IDEC Pharmaceuticals Corp.         650,000      18,842      33,415       (2,481)       --             --              --
Medicis Pharmaceutical Corp.       810,000          --      28,926        8,657        --             --              --
North Face, Inc. (The)                  --      17,602      17,602       (6,891)       --             --              --
Nutraceuticals
   International, Inc.                  --       4,589       4,589         (914)       --             --              --
P-COM, Inc.                      2,100,000          --      30,246        9,003        --             --              --
Sanmina Corp.                      770,000      17,515      55,293       14,119        --             --              --
                                             ----------  ----------   -----------   ------                    -----------
                                               $68,008    $268,142     $66,267         --                             --
                                             ==========  ==========   ===========   ======                    ===========

(1) Includes adjustments for shares received from a stock split and/or stock spinoff during the period.

(2)  Formerly known as Arbor Software Corp.


                                           www.americancentury.com      25


Ultra--Financial Highlights
--------------------------------------------------------------------------------

                                                    FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                                                     Investor Class
                                                        1998              1997            1996             1995            1994

PER-SHARE DATA

Net Asset Value, Beginning of Year .............   $    33.46       $    29.52       $    28.03       $    21.16       $    21.61
                                                   ----------       ----------       ----------       ----------       ----------
Income From Investment Operations
  Net Investment Income (Loss) .................        (0.02)(1)         0.01(1)         (0.05)(1)        (0.07)(1)        (0.03)
  Net Realized and Unrealized Gain (Loss) on
  Investment Transactions ......................         4.70             5.62             2.84             7.58            (0.42)
                                                   ----------       ----------       ----------       ----------       ----------
  Total From Investment Operations .............         4.68             5.63             2.79             7.51            (0.45)
                                                   ----------       ----------       ----------       ----------       ----------
Distributions
  From Net Investment Income ...................        (0.01)            --               --               --               --
  From Net Realized Gains on
  Investment Transactions ......................        (7.07)           (1.69)           (1.19)           (0.64)            --
  In Excess of Net Realized Gains ..............         --               --              (0.11)            --               --
                                                   ----------       ----------       ----------       ----------       ----------
  Total Distributions ..........................        (7.08)           (1.69)           (1.30)           (0.64)            --
                                                   ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of Year ...................   $    31.06       $    33.46       $    29.52       $    28.03       $    21.16
                                                   ==========       ==========       ==========       ==========       ==========
  Total Return(2) ..............................        17.61%           19.95%           10.79%           36.89%           (2.08)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average
  Net Assets ...................................         1.00%            1.00%            1.00%            1.00%            1.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        (0.08)%           0.03%           (0.20)%          (0.30)%          (0.10)%
Portfolio Turnover Rate ........................          128%             107%              87%              87%              78%
Net Assets, End of Year (in millions) ..........   $   25,396       $   21,695       $   18,266       $   14,376       $   10,344

(1)  Computed using average shares outstanding throughout the year.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period
* investment income and capital gains or losses
* income and capital gains distributions paid to shareholders
* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions
* expense ratio--operating expenses as a percentage of average net assets
* net income ratio--net investment income as a percentage of average net assets
* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                               See Notes to Financial Statements


26      1-800-345-2021


Ultra--Financial Highlights
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                             Advisor Class
                                                   1998           1997          1996(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period .......   $    33.36     $    29.52     $    29.55
                                               ----------     ----------     ----------
Income From Investment Operations
  Net Investment Loss(2) ...................        (0.11)         (0.07)         (0.02)
  Net Realized and Unrealized Gain (Loss) on
  Investment Transactions ..................         4.73           5.60          (0.01)
                                               ----------     ----------     ----------
  Total From Investment Operations .........         4.62           5.53          (0.03)
                                               ----------     ----------     ----------
Distributions
  From Net Realized Gains on
  Investment Transactions ..................        (6.98)         (1.69)          --
                                               ----------     ----------     ----------
Net Asset Value, End of Period .............   $    31.00     $    33.36     $    29.52
                                               ==========     ==========     ==========
  Total Return(3) ..........................        17.36%         19.59%         (0.10)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average
  Net Assets ...............................         1.25%          1.25%          1.25%(4)
Ratio of Net Investment Loss to Average
  Net Assets ...............................        (0.33)%        (0.22)%   (0.80)%(4)
Portfolio Turnover Rate ....................          128%           107%            87%
Net Assets, End of Period (in thousands) ...   $   98,965     $   30,827     $   13,051

(1)  October 2, 1996 (commencement of sale) through October 31, 1996.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements


                                               www.americancentury.com      27


Ultra--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                     Institutional Class
                                                     1998           1997(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period .........   $    33.53       $    30.78
                                                 ----------       ----------
Income From Investment Operations
  Net Investment Income(2) ...................         0.03             0.06
  Net Realized and Unrealized Gain on
  Investment Transactions ....................         4.72             4.38
                                                 ----------       ----------
  Total From Investment Operations ...........         4.75             4.44
                                                 ----------       ----------
Distributions
  From Net Investment Income .................        (0.09)            --
  From Net Realized Gains on
  Investment Transactions ....................        (7.07)           (1.69)
                                                 ----------       ----------
  Total Distributions ........................        (7.16)           (1.69)
                                                 ----------       ----------
Net Asset Value, End of Period ...............   $    31.12       $    33.53
                                                 ==========       ==========
  Total Return(3) ............................        17.85%           15.28%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average
  Net Assets .................................         0.80%            0.80%(4)
Ratio of Net Investment Income to Average
  Net Assets .................................         0.12%            0.23%(4)
Portfolio Turnover Rate ......................          128%             107%
Net Assets, End of Period (in thousands) .....   $   36,065       $      334

(1)  November 14, 1996 (commencement of sale) through October 31, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total return for periods less than one year are not annualized.

(4)  Annualized.

                        See Notes to Financial Statements


28      1-800-345-2021


Vista--Financial Highlights
--------------------------------------------------------------------------------

                                                  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                                           Investor Class
                                                   1998          1997            1996            1995            1994

PER-SHARE DATA

Net Asset Value, Beginning of Year .........   $   14.53     $   15.68       $   15.73       $   10.94       $   12.24
                                               ---------     ---------       ---------       ---------       ---------
Income From Investment Operations
  Net Investment Loss ......................       (0.05)(1)     (0.10)(1)       (0.11)(1)       (0.08)(1)       (0.08)
  Net Realized and Unrealized Gain (Loss) on
  Investment Transactions ..................       (4.41)         0.13            1.09            4.90            0.45
                                               ---------     ---------       ---------       ---------       ---------
  Total From Investment Operations .........       (4.46)         0.03            0.98            4.82            0.37
                                               ---------     ---------       ---------       ---------       ---------
Distributions
  From Net Realized Gains on
  Investment Transactions ..................       (0.80)        (1.18)          (1.02)          (0.03)          (1.66)
  In Excess of Net Realized Gains ..........        --            --             (0.01)           --             (0.01)
                                               ---------     ---------       ---------       ---------       ---------
  Total Distributions ......................       (0.80)        (1.18)          (1.03)          (0.03)          (1.67)
                                               ---------     ---------       ---------       ---------       ---------
Net Asset Value, End of Year ...............   $    9.27     $   14.53       $   15.68       $   15.73       $   10.94
                                               =========     =========       =========       =========       =========
  Total Return(2) ..........................      (31.94)%        0.29%           6.96%          44.20%           4.16%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average
  Net Assets ...............................        1.00%         1.00%           0.99%           0.98%           1.00%
Ratio of Net Investment Loss to Average
  Net Assets ...............................       (0.42)%       (0.73)%         (0.70)%         (0.60)%         (0.80)%
Portfolio Turnover Rate ....................         229%           96%             91%             89%            111%
Net Assets, End of Year (in millions) ......   $     895     $   1,828       $   2,276       $   1,676       $     792

(1)  Computed using average shares outstanding throughout the year.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period
* investment income and capital gains or losses
* income and capital gains distributions paid to shareholders
* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions
* expense ratio--operating expenses as a percentage of average net assets
* net income ratio--net investment income as a percentage of average net assets
* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                               www.americancentury.com      29


Vista--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                           Advisor Class
                                                    1998          1997       1996(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period .......   $   14.50     $   15.67     $   16.87
                                               ---------     ---------     ---------
Income From Investment Operations
  Net Investment Loss(2) ...................       (0.08)        (0.14)        (0.02)
  Net Realized and Unrealized Gain (Loss) on
  Investment Transactions ..................       (4.39)         0.15         (1.18)
                                               ---------     ---------     ---------
  Total From Investment Operations .........       (4.47)         0.01         (1.20)
                                               ---------     ---------     ---------
Distributions
  From Net Realized Gains on
  Investment Transactions ..................       (0.80)        (1.18)         --
                                               ---------     ---------     ---------
Net Asset Value, End of Period .............   $    9.23     $   14.50     $   15.67
                                               =========     =========     =========
  Total Return(3) ..........................      (32.08)%        0.15%        (7.11)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average
  Net Assets ...............................        1.25%         1.25%         1.25%(4)
Ratio of Net Investment Loss to Average
  Net Assets ...............................       (0.67)%       (0.98)%   (1.20)%(4)
Portfolio Turnover Rate ....................         229%           96%           91%
Net Assets, End of Period (in thousands) ...   $   4,052     $   6,553     $   5,646

(1)  October 2, 1996 (commencement of sale) through October 31, 1996.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

                                               See Notes to Financial Statements


30      1-800-345-2021


Vista--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                       Institutional Class
                                                      1998          1997(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period ...........    $    14.56   $    15.73
                                                    ----------   ----------
Income From Investment Operations
  Net Investment Loss(2) .......................         (0.01)       (0.07)
  Net Realized and Unrealized Gain (Loss) on
  Investment Transactions ......................         (4.43)        0.08
                                                    ----------   ----------
  Total From Investment Operations .............         (4.44)        0.01
                                                    ----------   ----------
Distributions
  From Net Realized Gains on
  Investment Transactions ......................         (0.80)       (1.18)
                                                    ----------   ----------
Net Asset Value, End of Period .................    $     9.32   $    14.56
                                                    ==========   ==========
  Total Return(3) ..............................        (31.72)%       0.17%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average
  Net Assets ...................................          0.80%        0.80%(4)
Ratio of Net Investment Loss to Average
  Net Assets ...................................         (0.22)% (0.53)%(4)
Portfolio Turnover Rate ........................           229%          96%
Net Assets, End of Period (in thousands) .......    $       60   $   13,581

(1)  November 14, 1996 (commencement of sale) through October 31, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements

                                           www.americancentury.com
31


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

   We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Century--Twentieth Century Ultra Fund and American Century--Twentieth Century Vista Fund (the "Funds"), two of the funds comprising American Century Mutual Funds, Inc., as of October 31, 1998, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers, and other alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Century--Twentieth Century Ultra Fund and American Century--Twentieth Century Vista Fund as of October 31, 1998, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
December 8, 1998


32      1-800-345-2021


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASS

     Three classes of shares are authorized for sale by the fund: INVESTOR CLASS, ADVISOR CLASS, and INSTITUTIONAL CLASS. INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

     ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

     INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

     All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                      www.americancentury.com 33


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The Twentieth Century Group offers 10 equity funds that invest in the stocks of growing companies, both domestically and internationally. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies:

     TWENTIETH CENTURY ULTRA generally invests in the securities of midsized and larger companies that exhibit growth. It will typically have significant price fluctuations.

     TWENTIETH CENTURY VISTA invests mainly in the securities of smaller and medium-sized firms that exhibit growth. The fund is subject to significant price volatility but offers high long-term growth potential. Historically, small-cap stocks have been more volatile than the stocks of larger, more established companies.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 is a capitalization-weighted index of the stocks of the 400 largest leading U.S. companies not included in the S&P 500. Created by Standard & Poor's Corporation, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 Index represents approximately 10% of the total market capitalization of the top 3,000 companies. The weighted average market capitalization of the index is approximately $780 million.

     The RUSSELL 2500 INDEX was created by the Frank Russell Company. It measures the performance of the 2,500 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2500 represents approximately 23% of the total market capitalization of the top 3,000 companies. The weighted average market capitalization of the index is approximately $1.7 billion. The RUSSELL 2500 GROWTH INDEX measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth rates.


[left margin]

PORTFOLIO MANAGERS

ULTRA
     JIM STOWERS III
     BRUCE WIMBERLY
     JOHN SYKORA, CFA

VISTA
     GLENN FOGLE, CFA
     ARNIE DOUVILLE


34      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 26-31.

INVESTMENT TERMS

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

* MEDIAN MARKET CAPITALIZATION -- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

*  BLUE-CHIP  STOCKS -- stocks of the most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staples companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS --generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

* VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.


                                           www.americancentury.com      35


Notes
--------------------------------------------------------------------------------


36      1-800-345-2021


[inside back cover]

AMERICAN CENTURY FUNDS
-------------------------------------------------------------------------------

BENHAM GROUP(reg.sm)
TAXABLE BOND FUNDS
U.S. TREASURY & GOVERNMENT
       Short-Term Treasury
       Short-Term Government
       GNMA
       Intermediate-Term Treasury
       Long-Term Treasury
       Treasury
       Target Maturities Trust: 2000
       Target Maturities Trust: 2005
       Target Maturities Trust: 2010
       Target Maturities Trust: 2015
       Target Maturities Trust: 2020
       Target Maturities Trust: 2025

CORPORATE & DIVERSIFIED
       Limited-Term Bond
       Intermediate-Term Bond
       Bond
       Premium Bond
       High-Yield Bond

INTERNATIONAL
       International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
MULTIPLE-STATE
       Limited-Term Tax-Free
       Intermediate-Term Tax-Free
       Long-Term Tax-Free
       High-Yield Municipal

SINGLE-STATE
       Arizona Intermediate-Term Municipal
       California High-Yield Municipal
       California Insured Tax-Free
       California Intermediate-Term Tax-Free
       California Limited-Term Tax-Free
       California Long-Term Tax-Free
       Florida Intermediate-Term Municipal

MONEY MARKET FUNDS
TAXABLE
       Capital Preservation
       Government Agency Money Market
       Premium Capital Reserve
       Premium Government Reserve
       Prime Money Market

TAX-FREE & MUNICIPAL
       California Municipal Money Market
       California Tax-Free Money Market
       Florida Municipal Money Market
       Tax-Free Money Market

AMERICAN CENTURY(reg.sm) GROUP
ASSET ALLOCATION
       Strategic Allocation: Conservative
       Strategic Allocation: Moderate
       Strategic Allocation: Aggressive

BALANCED
       Balanced

CONSERVATIVE EQUITY
       Income and Growth
       Equity Income
       Value
       Equity Growth

SPECIALTY
       Utilities
       Real Estate
       Global Natural Resources
       Global Gold

SMALL CAP
       Small Cap Quantitative
       Small Cap Value

TWENTIETH CENTURY GROUP
GROWTH
       Select
       Heritage
       Growth
       Ultra

AGGRESSIVE GROWTH
       Vista
       Giftrust
       New Opportunities

INTERNATIONAL GROWTH
       International Growth
       International Discovery
       Emerging Markets

GLOBAL
       Global Growth

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[right margin]

[american century logo(reg.sm)]
American
Century


P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:  1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:  1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:   1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY MUTUAL FUNDS INC.

INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

FUNDS DISTRIBUTOR, INC.
(c) 1998 AMERICAN CENTURY SERVICES CORPORATION




[back cover]

American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9812                                                     Funds Distributor, Inc.
SH-BKT-14472                      (c)1998 American Century Services Corporation

[front cover]
                                                             OCTOBER 31, 1998

ANNUAL REPORT
-----------------
AMERICAN CENTURY

   [graphic of globe, U.S. Currency, and money managers overlooking monitors]

TWENTIETH CENTURY GROUP
-----------------------
GIFTRUST

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century
[inside front cover]

AMERICAN CENTURY BROKERAGE
--------------------------------------------------------------------------------

We're pleased to introduce American Century's new brokerage service, which offers a wide range of investment options and features:

    o FundChoice Service--Invest in over 8,000 no-load and load mutual funds from hundreds of different fund companies, many with no transaction fees

    o Buy individual stocks and bonds

    o 24-hour Internet and automated phone trades are just $24.95 for up to 1,000 shares of stock, and 2 cents per share thereafter

    o Strong research  capability
      * Build and track model portfolios
      * Get news, quotes and charts
      * Check free Standard & Poor's stock reports
      * Access Wall Street on Demand(tm), a research service with over 500,000 reports on industry trends, corporate earnings, and mutual fund analysis

    o Track your brokerage account on one easy-to-read statement

    o Unlimited check writing and a Gold MasterCard(reg.tm) ATM/debit card an American Century Brokerage Access AccountSM (minimum $10,000)

To talk with a Brokerage Associate, call 1-888-345-2071.

WHAT'S NEW . . .

               We now have FOUR-PAGE PROFILES of many of our funds. The profiles follow a standard SEC format and allow investors to compare funds easily. You can request a profile or the full prospectus. Full prospectuses contain more detailed fund information and you will continue to receive one after investing.

               In 1999, we will roll out SIMPLIFIED PROSPECTUSES that highlight important information about our funds, including fees and expenses. More technical data will be in the Statement of Additional Information.

On the Cover:

Kevin  Lewis  and  Cindy  Brown  are part of the  investment  group at  American
Century.


[left margin]

TWENTIETH CENTURY GROUP
GIFTRUST
(TWGTX)


Our Message to You
--------------------------------------------------------------------------------

[photo James E. Stowers III and James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     This report covers an investment year filled with sharp contrasts. Many popular market averages set records early in the year, lifted by a healthy economy, low inflation and widespread market optimism, then tumbled dramatically as the outlook for the U.S. economy and corporate earnings turned pessimistic, almost overnight. The mood swing in market psychology seemed especially sharp after the gains of the last several years--gains that were interrupted by relatively few, and very shallow, downdrafts.

     Often forgotten in the earlier, heady atmosphere, was the wide performance disparity at work in the market. For the year, large stocks outperformed the small stocks in that sector by a significant margin. That margin widened in the second half of the year, when small caps dropped sharply in the face of uncertainty over global economic conditions and the strength of the U.S. economy.

     Given the gains of the last several years, and the low market volatility, it is understandable that many investors--especially those who are new to the stock market--might find the broad market price swings we've seen in 1998 fairly stressful. In our experience, these swings are an inevitable, even necessary, part of the investment process. They often set the stage for further advances--which, in fact, we saw in November. But whatever the market's direction, it does not pay to get caught up in its excesses, whether overly optimistic or overly pessimistic. If you have an investment plan, try to stay with it. If you don't have a plan, this might be a good time to develop one.

     Turning to the corporate front, it is our pleasure to announce that Jim Stowers III is now overseeing the management teams of our domestic growth funds:
Growth, Select, Ultra, Heritage, Vista, Giftrust, and New Opportunities. In his new role, Jim will work directly with the equity teams that run the funds' day-to-day operations. This change is yet another important step in our ongoing effort to bring our funds' performance up to shareholders' expectations.

     In addition to his new duties, Jim will continue to head the Ultra portfolio team and will remain American Century's Chief Executive Officer.

     We appreciate your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                      /s/James E. Stowers III
Chairman of the Board and Founder             Chief Executive Officer


[right margin]

                    Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3

GIFTRUST
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Portfolio at a Glance ..................................................    6
   Top Ten Holdings .......................................................    7
   Top Five Industries ....................................................    7
   Types of Investments ...................................................    8
   Schedule of Investments ................................................    9
   Financial Highlights ...................................................   17

FINANCIAL STATEMENTS
   Statement of Assets and
     Liabilities ..........................................................   12
   Statement of Operations ................................................   13
   Statements of Changes
     in Net Assets ........................................................   14
   Notes to Financial
     Statements ...........................................................   15

OTHER INFORMATION
   Independent Auditors'
     Report ...............................................................   18
   Background Information
      Investment Philosophy
        and Policies ......................................................   19
      Comparative Indices .................................................   19
      Portfolio Managers ..................................................   19
   Glossary ...............................................................   20


                                                www.americancentury.com       1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Although stocks set records during the first seven months of the year, a sell-off began in early July and accelerated into October, pulling small stocks lower.

* Until July, the outperformance of a relatively small number of large and midsize stocks masked much weaker returns in the rest of the equity universe.

* Even with the downturn this year, the recession of 1990-1991, and the favoritism shown the most popular large stocks, small stocks have produced respectable results during the '90s. The Russell 2000's average annual return was 11.40% from January 1, 1990 to October 31, 1998, compared to its 20-year average of 14.40%.

* In general, U.S. business is productive and streamlined, which bodes well for the economy. But we are probably in a more moderate phase of the economic cycle--one marked by low inflation and global overcapacity.

* We believe small stocks look relatively inexpensive. Companies with sustainable revenue and earnings growth could be today's bargains and tomorrow's winners.

GIFTRUST

* Giftrust's performance was undistinguished during fiscal 1998. The fund roughly doubled the loss of its benchmark, the Russell 2000 Growth Index.

* This short-term record is not one we are proud of. Both our investment team and top management at American Century are making every effort to improve results and preserve Giftrust's exceptional long-term record.

* In the past, Giftrust has snapped back from occasional periods of underperformance. We think the fund is positioned to take advantage of any recovery in the small- and mid-cap stock sectors which have been under huge pressure the last few years.

* Although our basic investment strategy has not changed, we are working diligently to improve our execution of that strategy. In addition, we have enlarged our investment team.

* Returns were hurt this year because several large positions suffered earnings disappointments. Holdings in the energy, business services, and healthcare fields were weak.

* We did well with selected broadcasters, retailers, medical equipment makers, and semiconductor manufacturers, though share prices were unusually volatile.

* We recognize that many children's educations are riding on how Giftrust performs, and we are dedicated to generating the competitive returns necessary to help make that possible.


[left margin]

"WE BELIEVE SMALL STOCKS LOOK RELATIVELY INEXPENSIVE. COMPANIES WITH SUSTAINABLE REVENUE AND EARNINGS GROWTH COULD BE TODAY'S BARGAINS AND TOMORROW'S WINNERS."


             GIFTRUST (TWGTX)
TOTAL RETURNS:              AS OF 10/31/98
    6 Months                    -32.55%*
    1 Year                      -31.55%
NET ASSETS:              $757.4 million
INCEPTION DATE:               11/25/83

* Not annualized.

Investment terms are defined in the Glossary on page 20.


2      1-800-345-2021


Market Perspective from Robert C. Puff, Jr.
--------------------------------------------------------------------------------

[photo Robert C. Puff, Jr.]
Robert C. Puff, Jr., Chief Investment Officer of American Century Investment Management

MARKET PSYCHOLOGY:  THE RETURN OF FEAR

     Sometimes a little pain can go a long way. This was certainly the case over the final four months of our fiscal year (July-October)--a period that marked an abrupt change in market psychology. Financial markets are motivated by greed and fear, and during the '90s, greed has enjoyed a long run. In mid-July, after the S&P 500 peaked, fear returned to the stock market. Its entrance was dramatic, but not terribly surprising. Market declines are a normal part of the investment process. Although they have been notably absent in the 1990s, in prior decades moderate corrections of 10% happened about once a year and more severe corrections of up to 15% occurred about once every two years. A correction in the 20% range occurred roughly every three to four years. On a historical basis, a correction was overdue.

     The decline in the S&P 500 accelerated into early October, propelled by an increasingly restrained outlook for corporate earnings, apprehension about further economic and political deterioration in Southeast Asia and Russia, and stubbornly elevated short-term interest rates in the United States. Serious talk of a U.S. recession also surfaced.

     Money that had been earmarked for the stock market instead sought a safe haven in U.S. Treasurys and a few popular megastocks. Banks pulled back from lending, and professional investors were shaken by the problems at a large, well-known hedge fund. While many of the pros panicked, individual investors generally stayed the course and used the decline as a buying opportunity.

ONCE AGAIN, SIZE MATTERED

     August saw a sharp decline of 14.56% in the S&P 500 Index. Especially disturbing, at least psychologically, was the sell-off in the handful of blue-chip stocks that had accounted for much of the S&P 500's performance during the last several years. In general, the returns of larger stocks have been very impressive compared with small and midsize stocks. From January 1994 through October 1998, large stocks outperformed smaller stocks 14 out of 19 calendar quarters. However, closer analysis revealed that the strong performance of a relatively limited number of blue-chip and midsize companies masked the price deterioration of the vast majority of the other 9,000 stocks traded in the U.S. For example, through September 30 of this year, fewer than 20 of the largest stocks in the S&P 500 Index were responsible for almost 100% of the index's performance. Most stocks were correcting well before the decline in the major market indices began.

A GOOD PLACE TO WORK  AND INVEST

     Still, as the chart on page 4 illustrates, U.S. stock returns since 1990 have been robust, even with the recession of 1990-1991 and this year's market decline. The Russell 2000's average annual return from January 1, 1990, to October 31, 1998, was a respectable 11.40%. However, this was below the index's 20-year average of 14.40%. Large stocks posted the most impressive gains during the decade.


[right margin]

"...THROUGH SEPTEMBER 30 OF THIS YEAR, FEWER THAN 20 OF THE LARGEST STOCKS IN THE S&P 500 INDEX WERE RESPONSIBLE FOR ALMOST 100% OF THE INDEX'S PERFORMANCE."

MARKET RETURNS
FOR THE YEAR ENDED OCTOBER 31, 1998
S&P 500                                21.96%
S&P MIDCAP 400                          6.71%
RUSSELL 2000                          -11.84%


Source: Lipper Analytical Services, Inc.

These   indices    represent   the   performance   of   large-,    medium-   and
small-capitalization stocks.

[line chart - data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED OCTOBER 31, 1998

                    S&P 500          S&P Mid-Cap 400          Russell 2000
10/31/97             $1.00                $1.00                   $1.00
11/30/97             $1.05                $1.01                   $0.99
12/31/97             $1.06                $1.05                   $1.01
1/31/98              $1.08                $1.03                   $0.99
2/28/98              $1.15                $1.12                   $1.07
3/31/98              $1.21                $1.17                   $1.11
4/30/98              $1.23                $1.19                   $1.12
5/31/98              $1.20                $1.14                   $1.06
6/30/98              $1.25                $1.15                   $1.06
7/31/98              $1.24                $1.10                   $0.97
8/31/98              $1.06                $0.90                   $0.79
9/30/98              $1.13                $0.98                   $0.85
10/31/98             $1.22                $1.07                   $0.88

Value on 10/31/98
S&P 500             $1.22
S&P MidCap 400      $1.07
Russell 2000        $0.88


                                             www.americancentury.com      3


Market Perspective from Robert C. Puff, Jr.
--------------------------------------------------------------------------------
                                                                    (Continued)

     All things considered, the U.S. is a pretty good place to be. We have a sound economy, a stable government, a generally reasonable regulatory environment, and a culture that values creativity and entrepreneurialism. The recent national elections suggest that our political attitudes remain solidly practical and centrist. Our corporate sector is strong and relatively lean. Many businesses have streamlined operations and enhanced productivity via increasingly powerful--and less expensive--technology. Response time to changes in economic activity and product demand is quite low. Economist Adam Smith's "invisible hand" continues to be active in getting businesses to prune, manage costs, and move toward greater efficiencies. Overall, it is a rich, dynamic process.

     The Federal Reserve has done a good job, too. It has kept interest rates stable, but has been reasonable and flexible in its approach, lowering rates three times this fall (its first such move since 1995) to help stimulate the economy.

A DIFFERENT PHASE  OF GROWTH

     We are  probably now in a different,  more  moderate  phase of the economic cycle. There is, quite frankly, too much of almost everything--except understanding. As an example, the global production capacity for automobiles is estimated to be roughly 28-29 million per year, or about 50% higher than demand. Much the same is true for other key commodities, including basic foodstuffs, steel, petrochemicals, and energy. Overcapacity and global competition have eliminated pricing flexibility from the marketplace, and have contributed to the lowest inflation in more than 30 years. Lower interest rates may help the situation, but I doubt they will have much impact on demand, at least right away. Lowering rates at this stage is, in effect, like pushing on a string. Many consumers already have all they need; lower rates won't necessarily induce them to buy more.

     At some point, of course, overcapacity will dissipate as many of the world's economies begin to grow again. There are already signs, for example, of a more responsible approach to the Japanese banking and economic crises. But in the current environment, deflation remains a threat, and countries--including our own--may be tempted to fall into the trap of protectionism. U.S. manufacturers have already petitioned for tariffs to counteract the dumping of steel and wheat by foreign producers. Trade with Asia is largely one-way: Ships arrive full at our ports but travel empty on the return trip. If growth slows too much, business will lose enthusiasm for new ventures, and the economy will contract. That is the worst-case scenario, but, in my view, it is not the most likely.

SMALL STOCKS: GROWTH IS INEXPENSIVE

     We have been in a relatively narrow market for the last few years. Should the market broaden, and reward stocks for their earnings strength and not simply for their size, we believe the earnings acceleration discipline will do well. By a number of measures, including price-earnings ratios, growth in the small-cap sector is as inexpensive (with but a few exceptions) as it has been in decades. As always, marginal companies will continue to have problems. However, those smaller firms that have built solid positions in their markets and have deep enough pockets to get past the rough spots could be today's bargains and tomorrow's winners.


[left margin]

"ALL THINGS CONSIDERED, THE U.S. IS A PRETTY GOOD PLACE TO BE. WE HAVE A SOUND ECONOMY, A STABLE GOVERNMENT, A GENERALLY REASONABLE REGULATORY ENVIRONMENT, AND A CULTURE THAT VALUES CREATIVITY AND ENTREPRENEURIALISM."


[line chart - data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FROM JANUARY 1, 1990, TO OCTOBER 31, 1998

                    S&P 500         S&P Mid-Cap 400          Russell 2000
1/1/90               $1.00               $1.00                   $1.00
12/31/90             $0.97               $0.95                   $0.81
12/31/91             $1.26               $1.42                   $1.18
12/31/92             $1.36               $1.59                   $1.39
12/31/93             $1.50               $1.82                   $1.66
12/31/94             $1.52               $1.75                   $1.63
12/31/95             $2.08               $2.29                   $2.09
12/31/96             $2.56               $2.73                   $2.43
12/31/97             $3.41               $3.61                   $2.98
10/31/98             $3.91               $3.66                   $2.59

Value on 10/31/98
S&P 500             $3.91
S&P MidCap 400      $3.66
Russell 2000        $2.59

Source: Lipper Analytical Services, Inc.


4      1-800-345-2021


Giftrust--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 1998

                                                                  RUSSELL
                                               GIFTRUST         2000 GROWTH
6 MONTHS(1) .................................  -32.55%            -23.47%
1 YEAR ......................................  -31.55%            -15.86%
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS .....................................   -8.53%              4.93%
5 YEARS .....................................    3.79%              6.66%
10 YEARS ....................................   16.12%              9.85%
LIFE OF FUND(2) .............................   15.36%              7.69%(3)

(1) Returns for less than one year are not annualized.

(2) Inception was 11/25/83.

(3) Return since 11/30/83, the date nearest the fund's inception for which data are available.

See pages 19 and 20 for information about the Russell 2000 Growth Index and returns.

[mountain chart - data below]

PERFORMANCE OF $10,000 OVER 10 YEARS

Value on 10/31/98
Giftrust                 $44,578
Russell 2000 Growth      $25,577

                    Giftrust      Russell 2000 Growth Index
10/31/88            $10,000               $10,000
10/31/89            $14,982               $11,872
10/31/90            $12,019                $8,745
10/31/91            $21,519               $14,563
10/31/92            $23,742               $14,510
10/31/93            $37,002               $18,526
10/31/94            $43,940               $18,357
10/31/95            $58,229               $22,137
10/31/96            $63,889               $25,087
10/31/97            $65,135               $30,398
10/31/98            $44,578               $25,577

$10,000 investment made 10/31/88

The chart at left shows the performance of a $10,000 investment in the fund over 10 years, while the chart below shows the fund's year-by-year performance. The Russell 2000 Growth Index is provided for comparison in each chart. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than the original cost. Giftrust's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Russell 2000 Growth Index do not.

[bar chart - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED OCTOBER 31)

                Giftrust       Russell 2000 Growth
10/89            49.81%             18.72%
10/90           -19.77%            -26.34%
10/91            79.04%             66.53%
10/92            10.32%             -0.36%
10/93            55.84%             27.67%
10/94            18.75%             -0.91%
10/95            32.52%             20.59%
10/96             9.72%             13.33%
10/97             1.95%             21.08%
10/98           -31.55%            -15.86%


                                                     www.americancentury.com   5


Giftrust--Q&A
--------------------------------------------------------------------------------

[photo Chris Boyd and John Seitzer]
Chris Boyd and John Seitzer, portfolio managers on Giftrust

     An interview with Chris Boyd and John Seitzer, portfolio managers on the Giftrust investment team.

WHAT WAS GIFTRUST'S RETURN FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1998?

     Giftrust was down 31.55%. Its benchmark index, the Russell 2000 Growth Index, which is made up of smaller growth stocks, lost 15.86% for the year. When you measure performance in terms of fiscal years (November - October), this was Giftrust's worst showing versus its benchmark since the fund's inception in 1983. Obviously, we're not proud of that, and our investment team along with our top investment officers have spent a great deal of time trying to understand the reasons for the fund's poor showing and making changes to improve returns.

     As a firm, American Century is committed to improving Giftrust's performance and getting it back among the leaders in the mutual fund industry. As the Stowerses indicated in their message on page 1, CEO Jim Stowers III is now working closely with the Giftrust team to ensure that our long-held, earnings-based investment strategy is applied with consistency and discipline.

     In the past, Giftrust has snapped back and more than compensated for periods of weakness. Since its inception on November 25, 1983, the fund has generated an average annual return of 15.36%, well ahead of the 7.69% produced by the Russell 2000 Growth.* We're not trying to take credit for those numbers, but we believe Giftrust is a good long-term investment--despite periods of underperformance and higher volatility than more conservative funds.

CAN YOU IDENTIFY THE PRIMARY REASONS GIFTRUST STRUGGLED THIS YEAR?

     We believe there were three factors: Small-cap stocks were extremely weak; Giftrust's portfolio was (and is) more concentrated and volatile than its benchmark; and we had difficulty with our stock selection.

     As we mentioned in our last report, the economic turmoil in Southeast Asia hurt profits and revenues at many small companies. As the Asian "flu" spread to other parts of the world, there was talk of a recession in the U.S. and an intense search for safe havens, such as U.S. Treasury bonds and the bluest of the blue-chip stocks. The general atmosphere was extremely risk-averse. Companies that disappointed market expectations, even just slightly, were severely punished. Some small stocks dropped 30-50%--or more--very quickly. It was one of the most turbulent times we've seen.

     The portfolio's concentration, which can help performance in a strong market, also hurt us badly this year. We held several positions that were over 4% of portfolio holdings. By comparison, the largest positions in the Russell 2000 Growth are around .50%, and the index

*The return for the Russell 2000 Growth Index is from November 30, 1983, the month-end closest to Giftrust's inception. Past performance does not guarantee future results.


[left margin]

"IN THE PAST, GIFTRUST HAS SNAPPED BACK AND MORE THAN COMPENSATED FOR PERIODS OF WEAKNESS SINCE ITS INCEPTION ON NOVEMBER 25, 1983, THE FUND HAS GENERATED AN AVERAGE ANNUAL RETURN OF 15.36%, WELL AHEAD OF THE 7.69% PRODUCED BY THE RUSSELL 2000 GROWTH."

PORTFOLIO AT A GLANCE
                                                10/31/98         10/31/97
NO. OF COMPANIES                                  105               67
MEDIAN P/E RATIO                                 26.4              31.8
MEDIAN MARKET                                    $1.16             $760
  CAPITALIZATION                                BILLION           MILLION
PORTFOLIO TURNOVER                               147%              118%
EXPENSE RATIO                                    1.00%             1.00%

Investment terms are defined in the Glossary on page 20.


6      1-800-345-2021


Giftrust--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

is also made up of far more companies than Giftrust. Because of these factors, the Russell 2000 Growth is less volatile than the Giftrust portfolio.

     Finally,  our  stock  selection  was not as good as we  would  have  liked.
Returns were hampered by several large positions that suffered earnings disappointments and fell sharply. Two examples are Applied Graphics, which provides computerized formatting for the publishing industry, and Kos Pharmaceuticals, a biotech company that developed a cholesterol-lowering drug. Kos's new drug, Niaspan, failed to take off as strongly as anticipated, and Applied Graphics stumbled when management's attention was diverted from its core operations to focus on integrating an acquisition. Another holding, Concentra Managed Care, which was building share in the workmen's compensation market by acquiring physicians' groups, had trouble finalizing acquisitions of some of its targeted clinics. Finally, NBTY, a manufacturer and marketer of nutritional supplements, ran into increased competition. The lack of liquidity (or tradability) of small stocks compounded the problem. When these stocks sold off, they tended to do so very rapidly because buyers pulled back. Prices often didn't stabilize until much lower levels were reached.

BEFORE WE DISCUSS THE PORTFOLIO IN MORE DETAIL, WHAT ARE YOU DOING DIFFERENTLY TO IMPROVE PERFORMANCE?

     We've made a number of changes that we believe will help. One step we've taken is to increase the size of Giftrust's investment team. We've added analysts and another portfolio manager. We also work more closely with other American Century investment teams and exchange ideas. This creates greater synergy throughout our investment group. We've also diversified the portfolio with more holdings across a wider variety of sectors and industries.

     Giftrust's core investment strategy hasn't changed. The foundation of our investment process remains accelerating revenues and earnings.

     However, we are also paying more attention to the quality of revenue and earnings growth. We prefer companies that are generating solid internal growth--instead of those growing through acquisitions--and that have a significant share of their market. Growth via acquisitions was a problem with Applied Graphics. The merged company had a good stable of customers, GM and Disney to name two. But its management team stretched itself too thinly in trying to bring on a large acquisition.

FROM A BROADER PERSPECTIVE, WHICH AREAS HURT PERFORMANCE AND WHICH HELPED?

     On the minus side, energy, business services, and healthcare were weak. Trico Energy Services, an oil service company that does business in the Gulf of Mexico, was hit by falling energy prices, a result of the Asian crisis. When prices fell, oil drillers cut back activity, which, in turn, slowed demand for Trico's fleet of service vessels. Two stocks mentioned earlier, Applied Graphics and Contentra, constrained results in business services and healthcare.

     On the plus side, broadcasting, retailers, environmental services, and pharmaceuticals produced positive returns. In the broadcast area, we took profits in Clear Channel Communications, Jacor Communications, and Heftel Broadcasting. These companies have portfolios of radio and/or television stations in growing markets.

     Our most successful retailer was Family Dollar Stores, a value-added discount chain. Allied Waste Industries,


[right margin]

TOP TEN HOLDINGS
                                       % OF FUND INVESTMENTS
                                        AS OF         AS OF
                                      10/31/98       4/30/98

NOVA CORP.                              2.8%             --

VITESSE
     SEMICONDUCTOR CORP.                2.5%           2.8%

FAMILY DOLLAR
     STORES, INC.                       2.4%           2.5%

EXPRESS SCRIPTS,
     INC. CL A                          2.4%           1.2%

CSG SYSTEMS
     INTERNATIONAL, INC.                2.2%           1.0%

PATHOGENESIS CORP.                      2.0%           1.5%

UNIPHASE CORP.                          1.8%           2.1%

NCO GROUP, INC.                         1.8%             --

TEKELEC                                 1.7%           2.7%

ADAC LABORATORIES                       1.7%             --



TOP FIVE INDUSTRIES
                                       % OF FUND INVESTMENTS
                                        AS OF         AS OF
                                      10/31/98       4/30/98

BUSINESS SERVICES
     & SUPPLIES                        16.6%           9.1%

COMPUTER SOFTWARE
     & SERVICES                         9.0%          12.6%

ELECTRICAL & ELECTRONIC
     COMPONENTS                         7.7%           6.7%

BIOTECHNOLOGY                           5.6%           6.0%

COMMUNICATIONS
     SERVICES                           4.3%           3.7%


                                             www.americancentury.com      7


Giftrust--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

a well-run garbage and commercial debris collector, was a strong performer in environmental services. Among our pharmaceutical-related holdings, Express Scripts, which manages pharmacy benefits programs for employers and insurance companies, Pharmaceutical Product Development, and R.P. Scherer, a developer of drug delivery systems, all did well.

WHICH STOCKS WERE THE BEST PERFORMERS?

     In addition to Family Dollar Stores, Spine-Tech and Vitesse Semiconductor produced solid returns. Spine-Tech makes spinal cages--metal columns that are inserted between vertebrae when a disc is removed. Vitesse produces specialized computer chips for the industrial, automotive, and telecommunications markets. It bounced back after declining in the wake of the Asian crisis.

WHAT ARE SOME OF THE CHANGES IN GIFTRUST'S LARGER INDUSTRY AND STOCK HOLDINGS THIS YEAR?

     For the year, we increased business services and reduced software companies. Business services include stocks in the outsourcing arena. U.S.
businesses continue to look for outside help in solving problems beyond their core operations, and we don't believe that trend is going to change any time soon. Outsourcing allows companies to focus on what they do best; it provides scalability--projects can be expanded or reined in quickly. Resources can be deployed or reallocated more efficiently. Among our largest business services positions at year-end were Nova Corporation, a credit card processor that services small and medium businesses, CSG Systems International, which provides customer service and billing for the cable industry, and NCO Group, a provider of billing collection services.

     In software, we sold CBT Group, which develops interactive education software, when it experienced a slowdown in earnings. HBO & Co., a provider of software to hospitals and physicians' groups, was reduced after it announced an acquisition, which we anticipate will slow its growth rate.

     Earlier in the year, PathoGenesis, a biotech company with a very promising drug to treat cystic fibrosis, was added to the top 10 holdings. ADAC Laboratories, a rapidly growing developer of imaging and healthcare information systems, joined the top 10 during the final six months.

WHAT IS YOUR OUTLOOK HEADING INTO  FISCAL 1999?

     Until October, small stocks had taken a drubbing. Many small and midsize companies were selling at valuations not seen in more than a decade. We think this sector will bounce back, and we are continuing to build positions in companies with revenue and earnings acceleration we believe are sustainable. Such companies should fare well when smaller stocks return to favor.

     In closing, we would like to reiterate that Giftrust's performance has been a serious and ongoing topic of concern at American Century. We recognize that many children's educations are riding on how Giftrust performs, and we are dedicated to generating the competitive returns necessary to help make that possible.


[left margin]

"WE THINK THIS SECTOR (SMALL-CAP STOCKS) WILL BOUNCE BACK, AND WE ARE CONTINUING TO BUILD POSITIONS IN COMPANIES WITH REVENUE AND EARNINGS ACCELERATION WE BELIEVE ARE SUSTAINABLE."

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF OCTOBER 31, 1998
Temporary Cash Investments       9%
Common Stocks                 91.0%

AS OF APRIL 30, 1998
Temporary Cash Investments       2%
Common Stocks                 98.0%


8      1-800-345-2021


Giftrust--Schedule of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 1998

Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

COMMON STOCKS-91.0%

AEROSPACE & DEFENSE--3.8%
                   27,000  Alliant Techsystems Inc.(1)               $  1,890
                  426,000  BE Aerospace, Inc.(1)                        9,186
                   63,800  General Dynamics Corp.                       3,776
                   27,900  Litton Industries, Inc.(1)                   1,820
                   74,400  Newport News Shipbuilding Inc.               1,958
                  250,000  Orbital Sciences Corp.(1)                    8,250
                   32,600  Raytheon Co. Cl B                            1,893
                                                                ---------------
                                                                       28,773
                                                                ---------------

BANKING--3.2%
                   90,000  Centura Banks, Inc.                          6,210
                  180,000  First Tennessee National Corp.               5,709
                  110,000  Marshall & Ilsley Corp.                      5,359
                  150,000  Mercantile Bancorporation Inc.               6,853
                                                                ---------------
                                                                       24,131
                                                                ---------------

BIOTECHNOLOGY--5.6%
                  144,000  Centocor, Inc.(1)                            6,403
                  300,000  IDEC Pharmaceuticals Corp.(1)                8,981
                  360,000  IDEXX Laboratories, Inc.(1)                  8,224
                  379,000  PathoGenesis Corp.(1)                       15,207
                  150,000  Sangstat Medical Corp.(1)                    3,136
                                                                ---------------
                                                                       41,951
                                                                ---------------

BUILDING & HOME IMPROVEMENTS--1.3%

                  560,000  Shaw Industries, Inc.                        9,730
                                                                ---------------

BUSINESS SERVICES & SUPPLIES--16.6%
                  135,000  ABR Information Services, Inc.(1)            2,540
                  245,000  Acxiom Corp.(1)                              6,171
                  450,000  Billing Information Concepts Corp.(1)        6,328
                  140,000  Boron, LePore & Associates, Inc.(1)          3,789
                  390,000  CKS Group, Inc.(1)                           7,386
                  305,000  CSG Systems International, Inc.(1)          16,641
                  210,000  Fiserv, Inc.(1)                              9,778
                  320,600  HA-LO Industries, Inc.(1)                    9,057
                  144,000  International Telecommunication
                              Data Systems, Inc.(1)                     3,442
                  417,000  NCO Group, Inc.(1)                          13,240
                  719,365  Nova Corp.(1)                               20,772
                  256,500  PAREXEL International Corp.(1)(2)            5,667
                  362,900  Pharmaceutical Product
                              Development, Inc.(1)                      9,844
                  260,000  Snyder Communications, Inc.(1)               9,279
                                                                ---------------
                                                                      123,934
                                                                ---------------


Shares                     ($ in Thousands)                          Value
-------------------------------------------------------------------------------

CHEMICALS & RESINS--0.9%
                  405,000  Catalytica, Inc.(1)                       $  6,556
                                                                ---------------

COMMUNICATIONS EQUIPMENT--3.6%
                  400,600  ANTEC Corp.(1)                               6,622
                  275,000  Polycom, Inc.(1)                             3,592
                   90,000  Superior TeleCom Inc.                        3,870
                  724,300  Tekelec(1)                                  12,969
                                                                ---------------
                                                                       27,053
                                                                ---------------

COMMUNICATIONS SERVICES--4.3%
                  210,000  American Tower Corp. Cl A(1)                 4,594
                  478,500  Crown Castle International Corp.(1)          6,146
                  155,700  Gemstar International Group Ltd.(1)          8,524
                  330,000  IDT Corp.(1)                                 5,496
                  120,000  Pacific Gateway Exchange, Inc.(1)            3,480
                  110,000  PanAmSat Corp.(1)                            4,170
                                                                ---------------
                                                                       32,410
                                                                ---------------

COMPUTER PERIPHERALS--0.6%
                  290,000  Xylan Corp.(1)                               4,658
                                                                ---------------

COMPUTER SOFTWARE & SERVICES--9.0%
                   65,000  American Management
                              System, Inc.(1)                           2,003
                  360,000  BEA Systems, Inc.(1)                         7,054
                   90,900  CIBER, Inc.(1)                               1,784
                  105,100  Concord Communications, Inc.(1)              3,889
                  260,000  HBO & Co.                                    6,817
                  500,000  Health Management
                              Systems, Inc.(1)                          3,391
                  120,000  Keane, Inc.(1)                               3,990
                   45,000  Legato Systems, Inc.(1)                      1,758
                   50,000  Mercury Interactive Corp.(1)                 2,072
                   43,000  Peregrine Systems, Inc.(1)                   1,505
                  450,000  Rational Software Corp.(1)                   9,942
                   96,800  Sapient Corp.(1)                             4,362
                  375,600  Sterling Software, Inc.(1)                   9,836
                   50,000  Veritas Software Corp.(1)                    2,503
                  145,000  Wind River Systems, Inc.(1)                  6,394
                                                                ---------------
                                                                       67,300
                                                                ---------------

CONSUMER PRODUCTS--1.8%
                1,037,200  NBTY, Inc.(1)                                8,265
                  250,400  Twinlab Corp.(1)                             5,556
                                                                ---------------
                                                                       13,821
                                                                ---------------

EDUCATION--1.5%
                  352,500  Sylvan Learning Systems, Inc.(1)            10,883
                                                                ---------------


See Notes to Financial Statements


                             www.americancentury.com
9


Giftrust--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 1998

Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

ELECTRICAL & ELECTRONIC  COMPONENTS--7.7%
                  250,000  Electronics for Imaging, Inc.(1)          $  6,023
                   83,000  Flextronics International Ltd. ADR(1)        4,313
                  210,000  Microchip Technology Inc.(1)                 5,696
                   90,000  PMC-Sierra, Inc.(1)                          4,044
                  100,000  Power Integrations, Inc.(1)                  1,597
                   23,000  Qlogic Corp.(1)                              2,115
                   45,900  Sanmina Corp.(1)                             1,888
                  270,200  Uniphase Corp.(1)                           13,358
                  572,000  Vitesse Semiconductor Corp.(1)              18,483
                                                                ---------------
                                                                       57,517
                                                                ---------------

ENVIRONMENTAL SERVICES--1.2%
                  405,000  Allied Waste Industries, Inc.(1)             8,720
                                                                ---------------

FINANCIAL SERVICES--0.9%
                  285,600  Heller Financial, Inc.                       6,854
                                                                ---------------

FOOD & BEVERAGE--3.6%
                  550,000  Aurora Foods Inc.(1)                         9,625
                  161,600  Suiza Foods Corp.(1)                         5,272
                  245,000  U.S. Foodservice, Inc.(1)                   11,638
                                                                ---------------
                                                                       26,535
                                                                ---------------

HEALTHCARE--1.1%
                  330,000  Health Management
                              Associates, Inc.(1)                       5,878
                   42,000  Universal Health
                              Services, Inc. Cl B(1)                    2,155
                                                                ---------------
                                                                        8,033
                                                                ---------------

INSURANCE--4.3%
                  170,000  Everest Reinsurance Holdings, Inc.           5,854
                  180,000  Express Scripts, Inc. Cl A(1)               17,612
                  172,400  Fremont General Corp.                        8,512
                                                                ---------------
                                                                       31,978
                                                                ---------------

LEISURE--2.1%
                  110,000  Harley-Davidson, Inc.                        4,263
                   85,000  Imax Corporation(1)                          2,183
                  340,000  King World Productions, Inc.(1)              8,925
                                                                ---------------
                                                                       15,371
                                                                ---------------

MACHINERY & EQUIPMENT--1.9%
                  160,000  Pall Corp.                                   4,040
                  310,000  Premark International, Inc.                  9,823
                                                                ---------------
                                                                       13,863
                                                                ---------------


Shares                     ($ in Thousands)                           Value
-------------------------------------------------------------------------------

MEDICAL EQUIPMENT & SUPPLIES--3.9%
                  425,000  ADAC Laboratories(1)                      $ 12,538
                   75,200  ResMed Inc.(1)                               3,845
                  190,000  Safeskin Corp.(1)                            4,216
                  226,500  Schein (Henry), Inc.(1)                      8,763
                                                                ---------------
                                                                       29,362
                                                                ---------------

OFFICE EQUIPMENT & SUPPLIES--0.2%
                   95,000  Daisytek International Corp.(1)              1,425
                                                                ---------------

PHARMACEUTICALS--0.6%
                  235,000  IVAX Corp.(1)                                2,233
                   40,800  Medicis Pharmaceutical
                              Corp. Cl A(1)                             2,045
                                                                ---------------
                                                                        4,278
                                                                ---------------

PRINTING & PUBLISHING--0.9%
                  145,000  Consolidated Graphics, Inc.(1)               6,878
                                                                ---------------

RESTAURANTS--1.2%
                  260,000  CKE Restaurants, Inc.                        6,841
                   50,000  Papa John's International, Inc.(1)           1,898
                                                                ---------------
                                                                        8,739
                                                                ---------------

RETAIL (GENERAL MERCHANDISE)--3.3%
                   45,000  99 Cents Only Stores(1)                      2,081
                  160,000  Bed Bath & Beyond Inc.(1)                    4,405
                  995,000  Family Dollar Stores, Inc.                  18,034
                                                                ---------------
                                                                       24,520
                                                                ---------------

RETAIL (SPECIALTY)--2.7%
                  330,000  Action Performance Cos. Inc.(1)              9,735
                  178,600  Guitar Center, Inc.(1)                       3,059
                  180,000  O'Reilly Automotive, Inc.(1)                 7,054
                                                                ---------------
                                                                       19,848
                                                                ---------------

TEXTILES & APPAREL--0.9%
                  460,000  Fruit of the Loom, Inc.(1)                   7,015
                                                                ---------------

TRANSPORTATION--1.8%
                  265,000  Atlas Air, Inc.(1)                           9,143
                  210,000  Avis Rent A Car, Inc.(1)                     4,279
                                                                ---------------
                                                                       13,422
                                                                ---------------

UTILITIES--0.5%
                  169,100  Conectiv, Inc.                               3,868
                                                                ---------------

TOTAL COMMON STOCKS                                                   679,426
                                                                ---------------
   (Cost $668,071)

                                               See Notes to Financial Statements


10      1-800-345-2021


Giftrust--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 1998

                           ($ in Thousands)                           Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS-9.0%

    Repurchase Agreement, BA Security Services
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 5.42%, dated 10/30/98,
       due 11/2/98 (Delivery value $37,617)                          $ 37,600

    Repurchase Agreement, State Street Boston
       Corp., (U.S. Treasury obligations), in a joint
       trading account at 5.35%, dated 10/30/98,
       due 11/2/98 (Delivery value $29,813)                            29,800
                                                                ---------------

TOTAL TEMPORARY CASH INVESTMENTS                                       67,400
                                                                ---------------
   (Cost $67,400)

TOTAL INVESTMENT SECURITIES--100.0%                                  $746,826
                                                                ===============
   (Cost $735,471)

FUTURES CONTRACTS
                               ($ in Thousands)

                                           Underlying
                      Expiration           Face Amount         Unrealized
     Purchased           Date               at Value              Gain
-------------------------------------------------------------------------------
    65 S&P 500         December
      Futures            1998                $17,960             $1,673
                                       ========================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1)  Non-income producing.

(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 4 in Notes to Financial Statements for a summary of transactions for each issuer which is or was an affiliate at or during the year ended October 31, 1998.)

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment
* the number of shares of each stock
* the market value of each investment
* the percentage of total investments in each industry
* the percent and dollar breakdown of each investment category

See Notes to Financial Statements

                                                    www.americancentury.com   11


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

OCTOBER 31, 1998

ASSETS
                                         (In Thousands Except Per-Share Amounts)

Investment securities, at value
  (identified cost of $728,491) (Note 3) ........................     $ 741,159
Investment securities -- affiliated, at value
  (identified cost of $6,980) (Note 3 and Note 4) ...............         5,667
Cash ............................................................           879
Receivable for investments sold .................................        24,963
Receivable for variation margin on futures contracts ............           141
Dividends and interest receivable ...............................           167
                                                                      ---------
                                                                        772,976
                                                                      ---------

LIABILITIES
Disbursements in excess of demand deposit cash ..................         1,221
Payable for investments purchased ...............................        13,749
Payable for capital shares redeemed .............................             5
Accrued management fees (Note 2) ................................           597
                                                                      ---------
                                                                         15,572
                                                                      ---------
Net Assets ......................................................     $ 757,404
                                                                      =========

CAPITAL SHARES, $0.01 PAR VALUE

Authorized ......................................................       200,000
                                                                      =========
Outstanding .....................................................        44,961
                                                                      =========
Net Asset Value Per Share .......................................     $   16.85
                                                                      =========

NET ASSETS CONSIST OF:

Capital (par value and paid in surplus) .........................     $ 893,077
Accumulated net realized loss on investment transactions ........      (148,701)
Net unrealized appreciation on investments (Note 3) .............        13,028
                                                                      ---------
                                                                      $ 757,404
                                                                      =========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the Fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakout tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                               See Notes to Financial Statements


12      1-800-345-2021


Statement of Operations
--------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31, 1998

INVESTMENT LOSS                                                 (In Thousands)

Income:
Interest .......................................................      $   2,824
Dividends ......................................................          1,641
                                                                      ---------
                                                                          4,465
                                                                      ---------

Expenses (Note 2):
Management fees ................................................          9,585
Directors' fees and expenses ...................................              9
                                                                      ---------
                                                                          9,594
                                                                      ---------
Net investment loss ............................................         (5,129)
                                                                      ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3)

Net realized loss on investments (includes $(16,720)
  from affiliates) .............................................       (147,006)
Change in net unrealized appreciation on investments ...........       (188,500)
                                                                      ---------
Net realized and unrealized loss on investments ................       (335,506)
                                                                      ---------
Net Decrease in Net Assets Resulting from Operations ...........      $(340,635)
                                                                      =========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments (dividend and interest)
* management fees and other expenses
* gains or losses from selling investments (known as realized gains or losses)
* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

See Notes to Financial Statements


                                                    www.americancentury.com   13


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED OCTOBER 31, 1998 AND OCTOBER 31, 1997

Increase (Decrease) in Net Assets                                         1998            1997

OPERATIONS                                                                   (In Thousands)

Net investment loss ................................................$    (5,129)     $    (6,690)
Net realized gain (loss) on investments ............................   (147,006)          30,092
Change in net unrealized appreciation on investments ...............   (188,500)           4,921
                                                                    -----------      -----------
Net increase (decrease) in net assets resulting from operations ....   (340,635)          28,323
                                                                    -----------      -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains on investment transactions .................    (29,001)         (27,032)
In excess of net realized gains on investment transactions .........     (1,705)            --
                                                                    -----------      -----------
Decrease in net assets from distributions ..........................    (30,706)         (27,032)
                                                                    -----------      -----------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ..........................................     91,178          144,894
Proceeds from reinvestment of distributions ........................     30,700           27,026
Payments for shares redeemed .......................................    (16,773)         (15,321)
                                                                    -----------      -----------
Net increase in net assets from capital share transactions .........    105,105          156,599
                                                                    -----------      -----------
Net increase (decrease) in net assets ..............................   (266,236)         157,890

NET ASSETS

Beginning of year ..................................................  1,023,640          865,750
                                                                    -----------      -----------
End of year ........................................................$   757,404      $ 1,023,640
                                                                    ===========      ===========

TRANSACTIONS IN SHARES OF THE FUND

Sold ...............................................................      4,100            6,139
Issued in reinvestment of distributions ............................      1,395            1,126
Redeemed ...........................................................       (740)            (631)
                                                                    -----------      -----------
Net increase .......................................................      4,755            6,634
                                                                    ===========      ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations-a summary of the Statement of Operations from the previous page for the most recent period
* distributions-income and gains distributed to shareholders
* share transactions-shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

                                               See Notes to Financial Statements


14      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

OCTOBER 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century -- Twentieth Century Giftrust (the Fund) is one of the twelve series of funds issued by the Corporation. The Fund's investment objective is to seek capital growth by investing primarily in common stocks. The following significant accounting policies are in accordance with generally accepted accounting principles.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FUTURES CONTRACTS -- The Fund may enter into stock index futures contracts in order to manage the Fund's exposure to changes in market conditions. One of the risks of entering into futures contracts includes the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

     At October 31, 1998, accumulated net realized capital loss carryovers of $141,675,075 (expiring 2006) may be used to offset future taxable gains.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of


                                                www.americancentury.com      15


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 1998

certain income items and net gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     ADDITIONAL   INFORMATION   --  Funds   Distributor,   Inc.   (FDI)  is  the
Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 1.00%.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the Corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  investment   securities,   excluding  short-term
investments, were $1,365,866,114 and $1,319,651,339, respectively.

     As of October 31, 1998, accumulated net unrealized appreciation on investments was $7,674,464, based on the aggregate cost of investments for federal income tax purposes of $757,111,347, which consisted of unrealized appreciation of $75,011,435 and unrealized depreciation of $67,336,971.

--------------------------------------------------------------------------------
4. AFFILIATED COMPANY TRANSACTIONS

   A summary of transactions for each issuer which is or was an affiliate at or during the year ended October 31, 1998, follows:

                                      SHARE BALANCE    PURCHASE     SALES     REALIZED            OCTOBER 31, 1998
ISSUER(1)                               10/31/97         COST       COST     GAIN (LOSS)    SHARE BALANCE   MARKET VALUE

                                                                        ($ in Thousands)

DONCASTERS plc ADR                        498,900         --     $  9,523     $ (1,393)          --                --
PAREXEL International Corp.               440,000     $ 6,980       9,355        6,142         256,500         $5,667
P-COM, Inc.                             1,300,000         --       16,965        6,737           --                --
Spine-Tech, Inc.                          510,000         --       17,908        8,487           --                --
Teledata Communications                   612,000         --       13,412       (3,948)          --                --
Trico Marine Services, Inc.               890,000         --       20,422        1,224           --                --
Applied Graphics Technologies, Inc.       450,000      24,567      44,209      (33,969)          --                --
                                                     ---------  ----------   -----------                    ------------
                                                      $31,547    $131,794     $(16,720)                        $5,667
                                                     =========  ==========   ===========                    ============

(1) None of the securities produced income during the period.


16      1-800-345-2021


Giftrust--Financial Highlights
--------------------------------------------------------------------------------

                                                          FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                    1998            1997            1996           1995             1994

PER-SHARE DATA

Net Asset Value, Beginning of Year ..........   $   25.46       $   25.79       $   25.63       $   20.50       $   19.23
                                                ---------       ---------       ---------       ---------       ---------
Income From Investment Operations
  Net Investment Loss .......................       (0.12)(1)       (0.18)(1)       (0.20)(1)       (0.16)(1)       (0.10)
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ................       (7.74)           0.63            2.46            6.37            3.28
                                                ---------       ---------       ---------       ---------       ---------
  Total From Investment Operations ..........       (7.86)           0.45            2.26            6.21            3.18
                                                ---------       ---------       ---------       ---------       ---------
Distributions
  From Net Realized Gains
  on Investment Transactions ................       (0.75)          (0.78)          (2.10)          (1.08)          (1.91)
  In Excess of Net Realized Gains ...........       --(2)            --              --              --              --
                                                ---------       ---------       ---------       ---------       ---------
  Total Distributions .......................       (0.75)          (0.78)          (2.10)          (1.08)          (1.91)
                                                ---------       ---------       ---------       ---------       ---------
Net Asset Value, End of Year ................   $   16.85       $   25.46       $   25.79       $   25.63       $   20.50
                                                ---------       ---------       ---------       ---------       ---------
Total Return(3) .............................      (31.55)%          1.95%           9.72%          32.52%          18.75%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .....................        1.00%           1.00%           0.98%           0.98%           1.00%
Ratio of Net Investment Loss
  to Average Net Assets .....................       (0.54)%         (0.74)%         (0.80)%         (0.70)%         (0.70)%
Portfolio Turnover Rate .....................         147%            118%            121%            105%            115%
Net Assets, End of Year (in millions) .......   $     757       $   1,024       $     866       $     561       $     266

(1)  Computed using average shares outstanding throughout the period.

(2) Distributions in excess of net realized gains were less than $0.005 per share.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                    www.americancentury.com   17


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century -- Twentieth Century Giftrust Fund (the "Fund"), one of the funds comprising American Century Mutual Funds, Inc., as of October 31, 1998, and the related statement of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Century -- Twentieth Century Giftrust Fund as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
December 8, 1998


18      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The Twentieth Century Group offers 10 equity funds that invest in the stocks of growing companies, both domestically and internationally. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to invest in successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own policies.

     TWENTIETH CENTURY GIFTRUST generally invests in the securities of small companies that exhibit accelerating growth. Shares of Giftrust can be given only as a gift to someone other than yourself or spouse, and all investments must remain in the fund for a minimum of 10 years or until the recipient reaches the age of majority, whichever is later. Historically, small-cap stocks have been more volatile than the stocks of larger, more-established companies. Therefore, the fund is subject to significant price volatility but offers high long-term growth potential.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     THE S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

     THE S&P MIDCAP 400 is a capitalization-weighted index of the stocks of the 400 largest leading U.S. companies not included in the S&P 500. Created by Standard & Poor's Corporation, it is considered to represent the performance of mid-cap stocks generally.

     THE RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The index is further broken down into two mutually exclusive value and growth indices. The RUSSELL 2000 GROWTH INDEX, used in this report, measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.


[right margin]

PORTFOLIO MANAGERS

GIFTRUST
     CHRIS BOYD, CFA
     JOHN SEITZER, CFA


                                                    www.americancentury.com   19


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 17.

INVESTMENT TERMS

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

* MEDIAN MARKET CAPITALIZATION -- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

*  BLUE-CHIP  STOCKS -- stocks of the most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staples companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS --generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

* VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.


20      1-800-345-2021


[inside back cover]

AMERICAN CENTURY FUNDS
-------------------------------------------------------------------------------

BENHAM GROUP(reg.sm)
TAXABLE BOND FUNDS
U.S. TREASURY & GOVERNMENT
       Short-Term Treasury
       Short-Term Government
       GNMA
       Intermediate-Term Treasury
       Long-Term Treasury
       Treasury
       Target Maturities Trust: 2000
       Target Maturities Trust: 2005
       Target Maturities Trust: 2010
       Target Maturities Trust: 2015
       Target Maturities Trust: 2020
       Target Maturities Trust: 2025

CORPORATE & DIVERSIFIED
       Limited-Term Bond
       Intermediate-Term Bond
       Bond
       Premium Bond
       High-Yield Bond

INTERNATIONAL
       International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
MULTIPLE-STATE
       Limited-Term Tax-Free
       Intermediate-Term Tax-Free
       Long-Term Tax-Free
       High-Yield Municipal

SINGLE-STATE
       Arizona Intermediate-Term Municipal
       California High-Yield Municipal
       California Insured Tax-Free
       California Intermediate-Term Tax-Free
       California Limited-Term Tax-Free
       California Long-Term Tax-Free
       Florida Intermediate-Term Municipal

MONEY MARKET FUNDS
TAXABLE
       Capital Preservation
       Government Agency Money Market
       Premium Capital Reserve
       Premium Government Reserve
       Prime Money Market

TAX-FREE & MUNICIPAL
       California Municipal Money Market
       California Tax-Free Money Market
       Florida Municipal Money Market
       Tax-Free Money Market

AMERICAN CENTURY(reg.sm) GROUP
ASSET ALLOCATION
       Strategic Allocation: Conservative
       Strategic Allocation: Moderate
       Strategic Allocation: Aggressive

BALANCED
       Balanced

CONSERVATIVE EQUITY
       Income and Growth
       Equity Income
       Value
       Equity Growth

SPECIALTY
       Utilities
       Real Estate
       Global Natural Resources
       Global Gold

SMALL CAP
       Small Cap Quantitative
       Small Cap Value

TWENTIETH CENTURY GROUP
GROWTH
       Select
       Heritage
       Growth
       Ultra

AGGRESSIVE GROWTH
       Vista
       Giftrust
       New Opportunities

INTERNATIONAL GROWTH
       International Growth
       International Discovery
       Emerging Markets

GLOBAL
       Global Growth

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[right margin]

[american century logo(reg.sm)]
American
Century


P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:  1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:  1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:   1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY MUTUAL FUNDS INC.

INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

FUNDS DISTRIBUTOR, INC.
(c) 1998 AMERICAN CENTURY SERVICES CORPORATION




[back cover]

American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9812                                                     Funds Distributor, Inc.
SH-BKT-14474                      (c)1998 American Century Services Corporation

[front cover]                                                  OCTOBER 31, 1998

ANNUAL REPORT
----------------
AMERICAN CENTURY

                              [graphic of glasses]

AMERICAN CENTURY GROUP
------------------------------------
BALANCED

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century
[inside front cover]


AMERICAN CENTURY BROKERAGE
--------------------------------------------------------------------------------

     We're pleased to introduce American Century's new brokerage service, which offers a wide range of investment options and features:

     * FundChoice Service--Invest in over 8,000 no-load and load mutual funds from hundreds of different fund companies, many with no transaction fees

     *  Buy individual stocks and bonds

     * 24-hour Internet and automated phone trades are just $24.95 for up to 1,000 shares of stock, and 2 cents per share thereafter

     *  Strong research capability
        * Build and track model portfolios
        * Get news, quotes and charts
        * Check free Standard & Poor's stock reports
        * Access Wall Street on Demand(tm), a research service with over 500,000 reports on industry trends, corporate earnings, and mutual fund analysis

     *  Track your brokerage account on one easy-to-read statement

     * Unlimited check writing and a Gold MasterCard(reg.tm) ATM/debit card with an American Century Brokerage Access AccountSM (minimum $10,000)

To talk with a Brokerage Associate, call 1-888-345-2071.

WHAT'S NEW . . .

     We now have FOUR-PAGE PROFILES of many of our funds. The profiles follow a standard SEC format and allow investors to compare funds easily. You can request a profile or the full prospectus. Full prospectuses contain more detailed fund information and you will continue to receive one after investing.

     In 1999, we will roll out SIMPLIFIED PROSPECTUSES that highlight important information about our funds, including fees and expenses. More technical data will be in the Statement of Additional Information.

[left margin]

AMERICAN CENTURY GROUP
BALANCED
(TWBIX)
----------------------


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     The fiscal year ended October 31, 1998, exhibited sharp contrasts. Several major U.S. stock indices soared to record highs in the spring and early summer, lifted by a healthy economy, low inflation, and widespread market optimism. Then, abruptly, stocks tumbled and U.S. government bonds rallied in August and September as the outlook for the U.S. economy and for corporate earnings turned pessimistic. The 30-year Treasury bond yield hit a record low as bond prices jumped. Then, just as suddenly, stocks rebounded in October after the Federal Reserve cut short-term interest rates to bolster global financial markets and stimulate economic growth.

     This unstable environment demonstrated how a diversified portfolio with both stocks and bonds can help reduce performance volatility. Balanced's bond portfolio bolstered the fund in the third quarter when stocks sank, and the bond portfolio's income also provided a longer-term stabilizing factor. The fiscal year clearly showed how allocating assets among stocks, bonds, and money market funds can help your portfolio weather dramatic changes in the economic or investment environment.

     In the third quarter, we sent Balanced investors a letter describing changes to the equity portfolio's management style. The investment objective of the fund --growth and income--has not changed, just the way it is achieved. After considering Balanced's mission and comparing its performance to other balanced funds, the board of directors of Balanced decided to change the management style of the equity portfolio to a less volatile quantitative style.

     Historically, the equity holdings, which comprise about 60% of the fund's assets, were managed according to our growth investment strategy, which involves investing in companies with earnings and revenues that are growing at an accelerating pace. Over time, it became clear that the growth investment strategy created more share price volatility than is preferred by most balanced fund investors. To bring Balanced more in line with investor expectations, we began managing it in our quantitative style on November 1, after the fund's fiscal year-end and the close of its 1998 tax year. Our investment team provides more details on the quantitative style and the new equity managers in the Management Q&A beginning on page 6.

     We appreciate your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

               Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
Balanced
   Performance Information ................................................    5
   Management Q & A .......................................................    6
      Types of Investments ................................................    7
      Top Ten Stock Holdings ..............................................    8
      Top Five Stock
      Industries ..........................................................    8
      Fixed-Income
      Portfolio ...........................................................    9
   Schedule of Investments ................................................   10
Financial Statements
   Statement of Assets and
   Liabilities ............................................................   14
   Statement of Operations ................................................   15
   Statements of Changes
   in Net Assets ..........................................................   16
   Notes to Financial
   Statements .............................................................   17
   Financial Highlights ...................................................   20
   Independent Auditors'
   Report .................................................................   22
Other Information
   Share Class and Retirement
   Account Information ....................................................   23
   Background Information .................................................   24
      Investment Philosophy and
      Policies ............................................................   24
      Comparative Indices .................................................   24
      Investment Team
      Leaders .............................................................   24
   Glossary ...............................................................   25


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Stocks of large, growing U.S. companies and U.S. Treasury bonds were among the top-performing investments for the year ended October 31. Large-company (large-cap) stocks overcame market turbulence in the third quarter of 1998 to post above-average returns.

* Large-cap stocks outperformed mid-cap and small-cap stocks. Investors displayed a preference for larger companies.

* U.S. stocks reached all-time highs in July because of a strong domestic economic environment, then plunged for six weeks due to deteriorating global economic and financial conditions. Difficulties in foreign economies and markets threatened corporate profits.

* U.S. bonds benefited from low inflation, weakening economic conditions, and falling interest rates. Treasury bonds in particular benefited from a "flight to quality"--strong demand from investors seeking a safe haven from global market turmoil. The 30-year Treasury bond yield fell to an all-time low in October as Treasury bond prices soared.

* Other types of bonds, such as corporate bonds and mortgage-backed securities, lagged Treasurys because of lower demand. Corporates were also affected by the weakening profit outlook, and mortgage-backed performance was dampened by mortgage refinancings.

FUND PERFORMANCE

* Balanced's performance reflected the blended returns of its two portfolios. Stocks, representing about 60% of the fund, returned 10.73%, while bonds, representing about 40% of the fund, returned 8.14%.

* The performance of the stock portfolio can be attributed to mixed returns from large-cap stocks, which performed well, and mid-cap stocks, which lagged. The best-performing sector was pharmaceuticals. The worst-performing sector was energy services.

* The bond returns reflected primarily the performance of corporate and other non-Treasury securities, which represented the majority of Balanced's fixed-income holdings.

FUND STRATEGY

* We changed the management style of the equity portfolio and made an adjustment to the investment target for the fixed-income portfolio. Balanced's investment objective has not changed, just the manner in which it's achieved.

* Beginning November 1, we changed from a growth equity style that focused on accelerating earnings to a quantitative style that incorporates relative value as well as growth factors. One of the benefits anticipated from this change is a reduction in the relative volatility of the fund's share price versus the benchmark.

* An experienced quantitative equity management team that manages several other American Century funds is implementing the new equity management approach.

* In the bond portfolio, we'll continue to use an index-based approach managed by the existing fixed-income team. We're just switching the benchmark index from the Lehman Intermediate Government/Corporate Index to the Lehman Aggregate Bond Index, which we believe better represents the broader U.S. taxable bond market.

[left margin]

"BALANCED'S PERFORMANCE REFLECTED THE BLENDED RETURNS OF ITS TWO PORTFOLIOS."

                 BALANCED(1)
                  (TWBIX)
TOTAL RETURNS:              AS OF 10/31/98
    6 Months                      0.37%(2)
    1 Year                          10.46%
NET ASSETS:                 $938.1 million
30-DAY SEC YIELD:                    2.08%
INCEPTION DATE:                   10/20/88

(1) Investor Class.
(2) Not annualized.

See Total Returns on page 5.
Investment terms are defined in the Glossary on page 25.


2      1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
/photo of Mark Mallon/
Mark Mallon, head of conservative equity, specialty, and asset allocation funds at American Century

STOCKS TURN VOLATILE

     The year ended October 31, 1998, saw U.S. stocks reach an all-time high, then enter one of the most volatile periods since the end of World War II. As deteriorating global economic and financial conditions turned market psychology negative, stock prices dropped sharply, and wide intra-day swings became common. For example, the S&P 500 (representing the largest and most influential U.S. companies) fell almost 20% between July 17 and August 31. Then, just as suddenly, the market rebounded. From August 31 to October 31, the S&P 500 gained over 15%.

     The sharp drop and increased volatility were not a complete surprise. Major market declines are a normal part of the investment process, but they have been notably absent in the 1990s. In prior decades, moderate downturns of 10% happened about once a year, and more severe corrections of up to 15% occurred about once every two years. A market decline in the 20% range occurred about every three to four years. We haven't seen downturns this frequently in the 1990s.

KEEPING IT IN PERSPECTIVE

     The stock market decline and rebound also provided a tangible lesson about long-term investing and staying the course. Those who panicked and sold their stock holdings in August or early September missed the opportunity to recoup much of their losses. Many investors, particularly those who held large company (large-cap) stocks or large-cap mutual funds, were rewarded for their patience. In spite of the correction in July and August, the S&P 500 still returned nearly 22% for the year ended October 31, about double its historical average.

     The above-average return for the S&P 500 continued a nearly decade-long trend. Even with the recession in 1990-91 and the recent stock market decline, returns for large-company stocks have been unusually robust since 1990. In 1998, the strong performance of a handful of blue-chip companies, which make up the bulk of large-company indices such as the Dow Jones Industrial Average and the S&P 500, masked the price deterioration of smaller stocks. The vast majority of the 9,000 stocks traded in the U.S. began to correct well before the decline in the major market indices began.

TREASURY BONDS BENEFITED

     The catalyst for the building stock market correction was a series of financial crises around the world. Financial and economic problems that first surfaced in Asia in late 1997 mushroomed in 1998. By mid-1998, the contagion had spread

[right margin]

"IN SPITE OF THE CORRECTION IN JULY AND AUGUST, THE S&P 500 STILL RETURNED NEARLY 22% FOR THE YEAR ENDED OCTOBER 31, ABOUT DOUBLE ITS HISTORICAL AVERAGE."

MARKET RETURNS
FOR THE YEAR ENDED OCTOBER 31, 1998
S&P 500                 21.96%
BLENDED INDEX           16.85%
LEHMAN INTERMEDIATE
  GOVT./CORP. INDEX      9.12%

Source: Lipper Analytical Services, Inc.

[line chart - data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED OCTOBER 31, 1998
Value on 10/31/98
                                                    Lehman Int
                 S&P 500         Blended Index      Govt/Corp
10/31/97          $1.00             $1.00             $1.00
11/30/97          $1.05             $1.03             $1.00
12/31/97          $1.06             $1.04             $1.01
1/31/98           $1.08             $1.05             $1.02
2/28/98           $1.15             $1.10             $1.02
3/31/98           $1.21             $1.14             $1.03
4/30/98           $1.23             $1.14             $1.03
5/31/98           $1.20             $1.14             $1.04
6/30/98           $1.25             $1.17             $1.05
7/31/98           $1.24             $1.16             $1.05
8/31/98           $1.06             $1.07             $1.07
9/30/98           $1.13             $1.12             $1.09
10/31/98          $1.22             $1.17             $1.09

Source: Lipper Analytical Services, Inc.

These indices are defined on page 24.


                                                  www.americancentury.com      3


Market Perspective
--------------------------------------------------------------------------------
                                                                    (Continued)

to Russia, which defaulted on its government debt and devalued its currency, as well as to Latin America, where Brazil tried to fend off its own currency devaluation.

     By August, it was clear that the world's economic engine was downshifting. Plummeting global stock and bond prices created greater demand for the safety and liquidity of U.S. Treasury bonds.

     This "flight to quality" sent U.S. Treasury yields down to levels not seen in nearly three decades--for example, the 30-year Treasury bond yield dipped to an all-time low of 4.71% in early October. For the one-year period, long-term Treasury yields fell 100-120 basis points (a basis point equals 0.01%), while short- and intermediate-term yields dropped 130-150 basis points (see the yield curve graph at left).

     The Treasury market also saw a surge in demand from international bond traders and hedge funds who were buying Treasurys to unwind short positions. Many traders and hedge funds "shorted" Treasury securities--by borrowing Treasurys and selling them--and used the proceeds to buy emerging-market bonds and other types of debt, which they expected to outperform Treasurys. When the opposite happened, these investors were forced to sell the debt and buy back Treasurys to cut their losses. This further supported the rise in Treasury prices and the decline in yields.

OTHER BONDS LAGGED TREASURYS

     Supply and demand was a different story in the corporate and mortgage-backed bond markets. Investors were fleeing bonds with any type of risk. Concerns about global economic problems and falling equity markets convinced investors to avoid corporate bonds. The lack of demand for corporate bonds was so pronounced that liquidity dried up in the third quarter. On some days, investors looking to sell corporate bonds were unable to get even a single bid from potential buyers.

     In the mortgage-backed securities market, the sharp decline in interest rates produced a negative byproduct--many homeowners took the opportunity to refinance their mortgages. Investors that owned these mortgages received the cash and had to reinvest it in a lower interest rate environment.

     The reduced demand for non-Treasury securities was reflected in their returns, shown in the table to the left. The one-year returns for corporates and mortgage-backeds lagged Treasurys by more than 350 basis points.

[left margin]

"THIS 'FLIGHT TO QUALITY' SENT U.S. TREASURY YIELDS DOWN TO LEVELS NOT SEEN IN NEARLY THREE DECADES."

[line chart - data below]

FALLING U.S. TREASURY YIELD CURVE

Years to Maturity       10/31/97         10/31/98
1                        5.340%          4.170%
2                        5.600%          4.110%
3                        5.681%          4.350%
4                        5.740%          4.380%
5                        5.710%          4.220%
6                        5.775%          4.365%
7                        5.840%          4.510%
8                        5.837%          4.540%
9                        5.833%          4.570%
10                       5.830%          4.600%
11                       5.867%          4.673%
12                       5.904%          4.746%
13                       5.941%          4.819%
14                       5.978%          4.892%
15                       6.015%          4.965%
16                       6.052%          5.038%
17                       6.089%          5.111%
18                       6.126%          5.184%
19                       6.163%          5.257%
20                       6.200%          5.330%
21                       6.195%          5.312%
22                       6.190%          5.294%
23                       6.185%          5.276%
24                       6.180%          5.258%
25                       6.175%          5.240%
26                       6.170%          5.222%
27                       6.165%          5.204%
28                       6.160%          5.186%
29                       6.155%          5.168%
30                       6.150%          5.150%

Source: Bloomberg Financial Markets

BOND INDEX RETURNS
FOR THE YEAR ENDED OCTOBER 31, 1998

  LEHMAN TREASURY BOND INDEX            11.57%
  LEHMAN CORPORATE BOND INDEX            7.99%
  LEHMAN MORTGAGE-BACKED
     SECURITIES INDEX                    7.30%

Source: Bloomberg Financial Markets


4      1-800-345-2021


Balanced--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 1998

                     INVESTOR CLASS (INCEPTION 10/20/88)    ADVISOR CLASS (INCEPTION 1/6/97)
                          BALANCED     BLENDED INDEX           BALANCED     BLENDED INDEX
-----------------------------------------------------------------------------------------
6 MONTHS(1)                 0.37%          2.09%                0.25%          2.09%
1 YEAR                     10.46%         16.85%               10.15%         16.85%
-----------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                    13.60%         18.58%                 --             --
5 YEARS                    11.05%         15.38%                 --             --
10 YEARS                   12.58%         14.08%                 --             --
LIFE OF FUND               12.44%         14.08%(2)            13.06%         17.42%(3)

(1) Returns for periods less than one year are not annualized.

(2) Return from 10/31/88, the date nearest the class's inception for which data are available.

(3) Return from 1/31/97, the date nearest the class's inception for which data are available.

See pages 23-25 for information about share classes, the Blended Index, and returns.

[mountain chart - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 10/31/98
Balanced         $32,705
Blended Index    $37,736

                   Balanced         Blended Index
DATE                VALUE              VALUE
10/31/88           $10,000            $10,000
10/31/89           $12,095            $12,005
10/31/90           $11,840            $11,820
10/31/91           $16,923            $14,844
10/31/92           $17,031            $16,324
10/31/93           $19,356            $18,433
10/31/94           $19,176            $18,717
10/31/95           $22,313            $22,621
10/31/96           $25,445            $26,414
10/31/97           $29,603            $32,294
10/31/98           $32,705            $37,736

$10,000 investment made 10/31/88

The chart at left shows the growth of a $10,000 investment in the fund over 10 years, while the chart below shows the fund's year-by-year performance. The Blended Index is provided for comparison in each chart. Balanced's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER 10 YEARS
(PERIODS ENDED OCTOBER 31)

               Balanced       Blended Index
DATE            RETURN           RETURN
10/89           20.94%           20.05%
10/90           -2.11%           -1.54%
10/91           42.92%           25.58%
10/92            0.63%            9.97%
10/93           13.64%           12.92%
10/94           -0.93%            1.54%
10/95           16.36%           20.86%
10/96           14.04%           16.77%
10/97           16.34%           22.26%
10/98           10.46%           16.85%


                                                  www.americancentury.com      5


Balanced--Q&A
--------------------------------------------------------------------------------

     Based on interviews with Bruce Wimberly and Jeff Houston, portfolio managers on the Balanced fund investment teams (pictured at left), and Mark Mallon (pictured on page 3), managing director of conservative equity, specialty, and asset allocation funds at American Century.

HOW DID THE FUND PERFORM FOR THE YEAR ENDED OCTOBER 31?

     In a volatile period that underscored the value of a diversified investment approach, Balanced's portfolio of approximately 60% U.S. stocks and 40% U.S. bonds posted a solid 10.46% total return. This return reflected the blended performance of the fund's two portfolios. Balanced's stock holdings returned 10.73%, while the bonds returned 8.14%.*

     Balanced's benchmark (a blended index that combines the S&P 500 and the Lehman Intermediate Government/ Corporate Index in the same 60/40 proportion as the asset mix of the portfolio) returned an even more impressive 16.85%. This reflected the combined 21.96% return of the S&P 500 and the 9.12% return of the Lehman index.

HOW DO YOU  EXPLAIN  THE RETURN  DIFFERENTIAL  BETWEEN  THE FUND AND THE BLENDED
INDEX?

     It's primarily due to the fact that the total return of Balanced's stock holdings (10.73%) was about half that of the S&P 500 (21.96%). This happened because the fund's equity portfolio had a significantly different composition than the S&P. While the S&P 500 is composed of large, industry-leading companies (large-cap stocks), Balanced owned a significant percentage of mid-size (mid-cap) companies. Large-cap stocks outperformed mid-cap stocks. To give you an idea of how much size influenced returns, the S&P MidCap 400 index returned just 6.71% for the year ended October 31, while the Russell 2500 Growth index (a mid-cap index with growth characteristics similar to Balanced's mid-cap holdings) returned -13.85%.

     Not surprisingly, large-cap growth stocks such as General Electric, Pfizer, MCI WorldCom, Bristol-Myers Squibb, America Online, and Tele-Communications, Inc. (TCI), were among the fund's top performers for the period. They were also among Balanced's largest holdings (see the table on page 8).

WHAT WAS THE ATTRACTION OF MID-CAP STOCKS?

     In managing growth equity portfolios, our mantra has been, "Money follows earnings." If you can identify companies whose earnings are growing at an accelerating rate, regardless of company size, we believe that other investors will eventually follow. We found mid-size companies that looked like excellent opportunities based on their behavior and our criteria, but the market didn't like them as much as we did. Domestic stock investors, many of whom are relatively new to the equity markets, have displayed a preference for larger companies. So have foreign investors, who have been looking for a safe haven after a difficult period in many of the developing markets around the world.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

/photo of John Sykora, Jim Sowers III, Bruce Wimberly/
Equity team: John Sykora, Jim Stowers III, Bruce Wimberly

/photo of Bud Hoops, Jeff Houston/
Fixed-income team: Bud Hoops, Jeff Houston


6      1-800-345-2021


Balanced--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

YOU RECENTLY ANNOUNCED A CHANGE IN THE METHODOLOGY USED TO MANAGE BALANCED'S EQUITY PORTFOLIO. CAN YOU PROVIDE MORE DETAILS ON HOW THE NEW QUANTITATIVE EQUITY APPROACH DIFFERS FROM THE OLD ONE?

     Our quantitative style relies more on computer-based decision tools, though the fund managers still remain in control of the process and make all final decisions. It basically involves a two-step, computer-driven screening process. First, we rank the 1,500 largest publicly traded companies in the U.S. based on their growth potential and relative value. Next, we implement a technique called portfolio optimization, in which we use the rankings from the first step to build a portfolio that we think will provide the optimal balance between risk and expected return. The goal is to create a portfolio that provides better returns than the S&P 500 without taking on significantly more risk than would be involved in investing in the index directly. Historically, this approach has provided less price volatility than Balanced's previous growth strategy, and we think it's more consistent with the expectations of most balanced fund investors.

IS THERE A NEW INVESTMENT TEAM IMPLEMENTING THIS STRATEGY?

     Yes. Since November 1, Balanced's stock portfolio has been managed by American Century's quantitative equity team, which has been using this approach to manage American Century funds since 1990. John Schniedwind and Jeff Tyler are now the lead equity managers on the Balanced team. They have been with American Century for 15 and 10 years, respectively. With three other experienced managers and a team of analysts, they use our quantitative methodology to manage American Century's Income & Growth, Equity Growth, Utilities, and VP Income & Growth funds.

ARE SIMILAR CHANGES BEING MADE TO THE FIXED-INCOME PORTFOLIO?

     We're making one change. We're switching to a benchmark index that we believe better represents the broader U.S. taxable bond market--the Lehman Brothers Aggregate Bond Index. One primary difference between the Aggregate Index and the former benchmark (the Lehman Intermediate Government/Corporate Index) is that the Aggregate includes mortgage-backed securities, while the Intermediate Government/Corporate does not. This is important because Balanced has owned mortgage-backed securities in recent years. Also, the Lehman Aggregate has a smaller percentage of corporate bonds than we've typically held in Balanced. We expect to gradually reduce our corporate bond holdings as corporate bond yields decline.

HOW WILL THESE CHANGES AFFECT BALANCED'S BENCHMARK, THE BLENDED INDEX?

     The blended index will continue to be 60% S&P 500, but the 40% bond portion will be represented by the Lehman Aggregate Bond Index instead of the Intermediate Government/ Corporate Index. This change will be reflected in Balanced's April 30, 1999 semiannual report.

[right margin]

[pie charts - data below]

TYPES OF INVESTMENTS IN THE PORTFOLIO

AS OF OCTOBER 31, 1998
Common Stocks               53%
Corporate Bonds             21%
U.S. Treasury Securities    10%
Mortgage- & Asset-Backed
  Securities                 9%
Other                        7%

AS OF APRIL 30, 1998
Common Stocks               60%
Corporate Bonds             24%
U.S. Treasury Securities     7%
Mortgage- & Asset-Backed
  Securities                 7%
Other                        2%

Security types are defined on page 25.


                                                  www.americancentury.com      7


Balanced--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

RETURNING TO BALANCED'S RECENT PERFORMANCE, WHAT FACTORS BESIDES COMPANY SIZE AFFECTED THE EQUITY PORTFOLIO'S RETURNS?

     On the plus side, the top-performing sector was pharmaceuticals. We found accelerating growth in well-known names such as Pfizer (maker of Viagra) and Bristol-Myers Squibb (maker of Excedrin, Bufferin, and Comtrex). Their flow of new products continues to be strong, pricing remains stable, and sales have been largely immune to slowing economic growth.

     Balanced's top-performing stock was America Online (AOL), the Internet provider, which gained 230% over the year. Accelerating growth in membership, usage, and advertising revenues made AOL attractive. The portfolio's second-best performer was SunAmerica, Inc., which was also the largest equity holding as of October 31. SunAmerica is an insurance company that also provides retirement and investment products and services. In addition to posting strong earnings,
SunAmerica's price soared when it agreed to be acquired by American International Group, one of the top insurance providers in the world.

     Another top performer, and Balanced's third-largest holding as of October 31, was TCI, the cable television provider. The cable industry displayed positive trends such as increased subscriber counts, strong cash flow, and growth through strategic alliances.

WHAT STOCKS OR SECTORS HURT PERFORMANCE?

     The worst-performing sector was energy services, such as oil drilling and oil drilling equipment companies. Falling oil prices hurt these stocks.

     Banks also underperformed. We reduced our holdings in firms such as Chase Manhattan and BankAmerica amid concerns about their exposure to the economic turmoil in Asia and Russia.

     Our worst-performing stock was Cendant. As we discussed in the April 30 semiannual report, the shares of this franchising business (which owns names such as Ramada Inns, Howard Johnson's, and Coldwell Banker) fell significantly because of accounting irregularities.

WHAT FACTORS AFFECTED THE PERFORMANCE OF THE FIXED-INCOME PORTFOLIO?

     The most important factor was that U.S. bonds in general rallied in 1998 as inflation remained low and global economic conditions weakened, causing interest rates to fall. Also, Treasury bonds outperformed "spread product" (bonds with traditionally higher yields, such as corporates and mortgage-backeds). Treasury bonds benefited from the "flight to quality" that occurred as stocks plunged in the third quarter. On the other hand, corporate bonds, like stocks, were negatively

[left margin]

TOP TEN STOCK HOLDINGS
                              % OF EQUITY PORTFOLIO
                                   AS OF AS OF
                              10/31/98           4/30/98
SUNAMERICA, INC.                5.8%               3.0%
GENERAL ELECTRIC CO.
     (U.S.)                     4.9%               5.9%
TELE-COMMUNICATIONS,
     INC. CLASS A               4.7%               2.9%
MICROSOFT CORP.                 4.4%                --
BRISTOL-MYERS
     SQUIBB CO.                 4.3%               3.2%
FANNIE MAE                      4.2%               2.2%
JOHNSON & JOHNSON               4.1%                --
PFIZER, INC.                    4.1%               2.7%
MCI WORLDCOM, INC.(1)           4.0%               2.0%(2)
MEDTRONIC, INC.                 3.6%               2.4%

TOP FIVE STOCK INDUSTRIES
                              % OF EQUITY PORTFOLIO
                                   AS OF AS OF
                              10/31/98           4/30/98
PHARMACEUTICALS                20.5%               9.8%
INSURANCE                      10.1%               9.1%
COMMUNICATIONS
     SERVICES                  10.1%               9.3%
COMPUTER SOFTWARE
     & SERVICES                 8.6%               6.4%
DIVERSIFIED COMPANIES           6.4%              10.7%

(1) WorldCom, Inc. acquired MCI Communications on 9/15/98. The surviving name was MCI WorldCom, Inc.

(2) Represents percentage of WorldCom, Inc. shares owned by the fund.


8      1-800-345-2021


Balanced--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

affected  by  concerns  about  corporate   profits,   while  increased  mortgage
refinancing as interest rates fell hurt mortgage-backed securities. Because the portfolio held mostly spread product, it underperformed Treasurys.

WHAT'S YOUR OUTLOOK FOR THE U.S. ECONOMY AND THE MARKETS?

     By cutting short-term interest rates three times from September through November, we believe the Federal Reserve has done several important things:

     * Demonstrated its willingness to help support the weakened global economy and shown its concern about the vulnerability of the U.S. economy;

     * Taken aggressive steps against recession by stimulating borrowing and spending;

     * Restored confidence to the U.S. markets, and even more importantly, to the U.S. consumer, who is key to economic growth.

     The U.S. economy remains vulnerable to financial events overseas, but it also has underlying strength that has been bolstered by the Fed. As a result, many economic pundits predict a "controlled slowdown" for the U.S. in 1999, not a recession. They see slower economic growth, continued low inflation, and more interest rate stability. Corporate profits could weaken, but they may be somewhat stronger than some overly pessimistic predictions. Low inflation should help provide a good environment for both stocks and bonds, and spread product should benefit from greater interest rate stability.

WHAT'S YOUR OUTLOOK FOR BALANCED?

     We believe strongly that the transition to the quantitative approach in the equity portfolio will have a positive long-term impact on the fund. We've already restructured Balanced's stock holdings significantly, which could create capital gains for fund investors in 1999 (the changes came after the close of the fund's 1998 tax year). Some stocks that looked attractive from a growth acceleration standpoint didn't look as attractive using the more value-oriented quantitative screens or didn't display risk characteristics consistent with the new style. Similarly, some new stocks were added that looked more attractive based on the quantitative team's disciplines.

     On the fixed-income side, the yields on spread product, especially corporates, continue to look attractive, and therefore corporate bonds remain the primary focus of the portfolio.

[right margin]

"ON THE FIXED-INCOME SIDE, THE YIELDS ON SPREAD PRODUCT, ESPECIALLY CORPORATES, CONTINUE TO LOOK ATTRACTIVE, AND THEREFORE CORPORATE BONDS REMAIN THE PRIMARY FOCUS OF THE PORTFOLIO."

BALANCED'S FIXED-INCOME PORTFOLIO
                                             AS OF            AS OF
                                           10/31/98          4/30/98
PORTFOLIO SENSITIVITY TO INTEREST RATES
  WEIGHTED AVERAGE MATURITY                7.1 YEARS        6.8 YEARS
  DURATION                                 4.5 YEARS        4.4 YEARS

PORTFOLIO CREDIT QUALITY                   % OF FIXED-INCOME PORTFOLIO
(S&P RATINGS)
       AAA                                    46%               43%
       AA                                      5%               10%
       A                                      31%               29%
       BBB                                    13%               18%
       BB                                      5%               --
                                             100%              100%

Investment terms are defined in the Glossary on page 25.


                                                  www.americancentury.com      9


Balanced--Schedule of Investments
--------------------------------------------------------------------------------
OCTOBER 31, 1998

Shares                     ($ in Thousands)                         Value
--------------------------------------------------------------------------------
COMMON STOCKS--52.6%
BANKING--0.3%
                  80,000   Norwest Corp.                             $2,975
                                                                 -----------
BROADCASTING & MEDIA--2.3%
                 280,500   Outdoor Systems, Inc.(1)                   6,188
                 168,000   Time Warner Inc.                          15,592
                                                                 -----------
                                                                     21,780
                                                                 -----------
COMMUNICATIONS SERVICES--5.3%
                 360,000   MCI WorldCom, Inc.(1)                     19,901
                 146,000   SBC Communications Inc.                    6,762
                 550,000   Tele-Communications, Inc. Cl A(1)         23,134
                                                                 -----------
                                                                     49,797
                                                                 -----------
COMPUTER PERIPHERALS--1.0%
                 149,000   Cisco Systems Inc.(1)                      9,401
                                                                 -----------
COMPUTER SOFTWARE & SERVICES--4.5%
                 138,000   America Online Inc.                       17,535
                  56,000   Compuware Corp.(1)                         3,033
                 207,000   Microsoft Corp.(1)                        21,923
                                                                 -----------
                                                                     42,491
                                                                 -----------
COMPUTER SYSTEMS--2.3%
                 129,000   Dell Computer Corp.(1)                     8,453
                  91,000   International Business Machines
                              Corp.                                  13,508
                                                                 -----------
                                                                     21,961
                                                                 -----------
CONSUMER PRODUCTS--1.7%
                 120,000   Gillette Company                           5,392
                 123,000   Procter & Gamble Co. (The)                10,932
                                                                 -----------
                                                                     16,324
                                                                 -----------
DIVERSIFIED COMPANIES--3.4%
                 276,000   General Electric Co. (U.S.)               24,150
                 119,000   Tyco International Ltd.                    7,371
                                                                 -----------
                                                                     31,521
                                                                 -----------
ENERGY (PRODUCTION & MARKETING)--0.8%
                  48,000   Chevron Corp.                              3,912
                  65,000   Texaco Inc.                                3,855
                                                                 -----------
                                                                      7,767
                                                                 -----------
ENVIRONMENTAL SERVICES--1.7%
                 244,800   Republic Services, Inc. Cl A(1)            5,355
                 240,875   Waste Management, Inc.                    10,869
                                                                 -----------
                                                                     16,224
                                                                 -----------

Shares                     ($ in Thousands)                         Value
--------------------------------------------------------------------------------
FINANCIAL SERVICES--3.1%
                  48,000   American Express Co.                      $4,242
                 149,000   CIT Group Holdings, Inc. (The) Cl A        4,070
                 290,000   Fannie Mae                                20,536
                                                                 -----------
                                                                     28,848
                                                                 -----------
FOOD & BEVERAGE--0.8%
                 105,000   Coca-Cola Company (The)                    7,101
                                                                 -----------
HEALTHCARE--1.7%
                 169,000   Cardinal Health, Inc.                     15,981
                                                                 -----------
INSURANCE--5.3%
                 116,000   Allstate Corp.                             4,995
                 191,500   American International Group, Inc.        16,325
                 405,000   SunAmerica, Inc.                          28,552
                                                                 -----------
                                                                     49,872
                                                                 -----------
LEISURE--1.0%
                 159,000   Viacom, Inc. Cl B(1)                       9,520
                                                                 -----------
MEDICAL EQUIPMENT & SUPPLIES--2.3%
                  47,000   Guidant Corp.                              3,595
                 270,000   Medtronic, Inc.                           17,550
                                                                 -----------
                                                                     21,145
                                                                 -----------
PHARMACEUTICALS--10.8%
                 191,000   Bristol-Myers Squibb Co.                  21,117
                 250,000   Johnson & Johnson                         20,375
                 111,000   Merck & Co., Inc.                         15,013
                 187,000   Pfizer, Inc.                              20,067
                 118,000   Schering-Plough Corp.                     12,139
                 161,000   Warner-Lambert Co.                        12,618
                                                                 -----------
                                                                    101,329
                                                                 -----------
PRINTING & PUBLISHING--0.9%
                  88,000   McGraw-Hill Companies, Inc. (The)          7,914
                                                                 -----------
RETAIL (GENERAL MERCHANDISE)--1.7%
                 103,000   Costco Companies, Inc.(1)                  5,848
                 146,000   Wal-Mart Stores, Inc.                     10,074
                                                                 -----------
                                                                     15,922
                                                                 -----------
RETAIL (SPECIALTY)--0.4%
                  88,000   Home Depot, Inc.                           3,828
                                                                 -----------
TOBACCO--1.3%
                 239,000   Philip Morris Companies Inc.              12,219
                                                                 -----------
TOTAL COMMON STOCKS                                                 493,920
                                                                 -----------
   (Cost $375,240)

                                              See Notes to Financial Statements


10      1-800-345-2021


Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 1998

Principal Amount              ($ in Thousands)                       Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES--9.8%
                   $4,000  U.S. Treasury Notes, 5.50%,
                              12/31/00                               $4,099
                    2,500  U.S. Treasury Notes, 5.375%,
                              2/15/01                                 2,559
                   4,075   U.S. Treasury Notes, 7.75%,
                              2/15/01                                 4,377
                   2,000   U.S. Treasury Notes, 6.625%,
                              6/30/01                                 2,115
                   4,500   U.S. Treasury Notes, 6.625%,
                              7/31/01                                 4,767
                   7,150   U.S. Treasury Notes, 6.25%,
                              8/31/02                                 7,611
                   5,800   U.S. Treasury Notes, 7.25%,
                              5/15/04                                 6,589
                   5,000   U.S. Treasury Notes, 7.25%,
                              8/15/04                                 5,699
                   3,000   U.S. Treasury Notes, 7.875%,
                              11/15/04                                3,525
                   4,200   U.S. Treasury Notes, 5.875%,
                              11/15/05                                4,550
                   2,400   U.S. Treasury Notes, 7.00%,
                              7/15/06                                 2,765
                  10,500   U.S. Treasury Notes, 5.625%,
                              5/15/08                                11,315
                   5,000   U.S. Treasury Bonds, 12.00%,
                              8/15/08                                 7,717
                   4,000   U.S. Treasury Bonds, 9.125%,
                              5/15/18                                 5,810
                   2,500   U.S. Treasury Bonds, 8.875%,
                              2/15/19                                 3,570
                   4,500   U.S. Treasury Bonds, 7.50%,
                              11/15/24                                5,836
                   5,000   U.S. Treasury Bonds, 6.375%,
                              8/16/27                                 5,772
                   3,500   U.S. Treasury Bonds, 5.50%,
                              8/15/28                                 3,685
                                                                 -----------
TOTAL U.S. TREASURY SECURITIES                                       92,361
                                                                 -----------
   (Cost $87,493)

MORTGAGE--BACKED SECURITIES(2)--4.4%
                   4,802   FHLMC Pool #C00578, 6.50%,
                              1/1/28                                  4,846
                     281   FHLMC Series 106-EPAC
                              REMIC, 6.95%, 12/15/20                    282
                   2,000   FHLMC Series 77-HPAC REMIC,
                              8.50%, 9/15/20                          2,121
                   5,862   FNMA Pool #050985, 6.00%,
                              3/1/00                                  5,902
                     651   FNMA Pool #347879, 6.50%,
                              5/1/11                                    661
                     103   FNMA Pool #398955, 6.50%,
                              10/1/12                                   104

Principal Amount              ($ in Thousands)                       Value
--------------------------------------------------------------------------------
                  $  387   FNMA Pool #251700, 6.50%,
                              5/1/13                                 $  393
                     167   FNMA Pool #429525, 6.50%,
                              5/1/13                                    170
                     425   FNMA Pool #421163, 6.50%,
                              6/1/13                                    432
                     738   FNMA Pool #421173, 6.50%,
                              6/1/13                                    750
                     544   FNMA Pool #421501, 6.50%,
                              6/1/13                                    552
                     374   FNMA Pool #429306, 6.50%,
                              6/1/13                                    380
                     199   FNMA Pool #433184, 6.50%,
                              6/1/13                                    203
                   3,807   FNMA Pool #413812, 6.50%,
                              1/1/28                                  3,840
                   6,994   FNMA Pool #411821, 7.00%,
                              1/1/28                                  7,155
                   6,097   GNMA Pool #002202, 7.00%,
                              4/20/26                                 6,198
                   2,937   GNMA Pool #467626, 7.00%,
                              2/15/28                                 3,008
                   3,658   GNMA Pool #458862, 7.50%,
                              2/15/28                                 3,774
                                                                 -----------
TOTAL MORTGAGE-BACKED SECURITIES                                     40,771
                                                                 -----------
   (Cost $40,006)

ASSET-BACKED SECURITIES(2)--4.7%
                   2,800   CIT RV Trust, Series 1998 A,
                              Class A4 SEQ, 6.09%, 2/15/12            2,872
                   5,000   First Merchants Auto Receivables
                              Corp., Series 1996 B, Class A2,
                              6.80%, 5/15/01                          5,091
                   5,879   First Union-Lehman Brothers
                           Commercial Mortgage, Series
                             1998 C2, Class A1 SEQ,
                              6.28%, 6/18/07                          5,994
                   3,750   FNMA Whole Loan,
                              Series 1995 W1, Class A6,
                              8.10%, 4/25/25                          3,916
                   3,000   Money Store (The) Home Equity
                              Trust, Series 1997 C, Class
                              AF6 SEQ, 6.67%, 3/1/03                  3,087
                   5,000   NationsBank Auto Owner Trust,
                              Series 1996 A, Class B1,
                              6.75%, 6/15/01                          5,096
                   5,000   Premier Auto Trust, Series 1996-4,
                              Class CTFS, 6.65%, 8/6/02               5,105
                   3,000   Union Acceptance Corp.,
                              Series 1996 D, Class A3,
                              6.30%, 1/8/04                           3,074
                   4,350   United Companies Financial Corp.,
                              Home Equity Loan,
                              Series 1996 D1, Class A4,
                              6.78%, 2/15/16                          4,447

See Notes to Financial Statements


                                                 www.americancentury.com      11


Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 1998

Principal Amount              ($ in Thousands)                       Value
--------------------------------------------------------------------------------
                  $2,100   United Companies Financial Corp.,
                              Home Equity Loan,
                              Series 1996 D1, Class A5,
                              6.92%, 10/15/18                        $2,168
                   3,200   United Companies Financial Corp.,
                              Home Equity Loan,
                              Series 1997 C, Class A7, 6.85%,
                              1/15/29                                 3,313
                                                                 -----------
TOTAL ASSET-BACKED SECURITIES                                        44,163
                                                                 -----------
   (Cost $43,102)

CORPORATE BONDS--20.9%
BANKING--1.1%
                   5,000   First Union Corp., 8.77%,
                              11/15/99                                5,204
                   5,000   NationsBank Corp., 6.875%,
                              2/15/05                                 5,271
                                                                 -----------
                                                                     10,475
                                                                 -----------
COMMUNICATIONS SERVICES--2.1%
                   6,600   Cable & Wireless Communications,
                              6.625%, 3/6/05                          6,707
                   2,250   CSC Holdings Inc., 7.625%,
                              7/15/18                                 2,081
                   5,500   GTE Corp., 7.51%, 4/1/09                   6,273
                   3,000   GTE South, 7.25%, 8/1/02                   3,201
                   1,750   Qwest Communications
                              International Inc., 7.50%,
                              11/1/08 (Acquired 10/28/98,
                              Cost $1,738)(3)                         1,781
                                                                 -----------
                                                                     20,043
                                                                 -----------
ELECTRICAL & ELECTRONIC
COMPONENTS--1.1%
                   6,000   Anixter International Inc., 8.00%,
                              9/15/03                                 6,431
                   4,200   Yorkshire Power Finance,
                              Series B, 6.15%, 2/25/03
                              (Acquired 2/19/98,
                              Cost $4,200)(3)                         4,267
                                                                 -----------
                                                                     10,698
                                                                 -----------
ENERGY (PRODUCTION & MARKETING)--0.3%
                   3,000   USX Corp., 6.85%, 3/1/08                   3,064
                                                                 -----------
ENERGY (SERVICES)--0.2%
                   2,000   Petroleum Geo-Services ASA,
                              7.125%, 3/30/28                         1,916
                                                                 -----------
FINANCIAL SERVICES--6.1%
                   2,800   Advanta Corp., MTN, Series B,
                              7.00%, 5/1/01                           2,463
                   3,500   Associates Corp., N.A., 6.375%,
                              10/15/02                                3,584
                   4,000   Associates First Capital Corp.,
                              6.75%, 7/15/01                          4,125

Principal Amount              ($ in Thousands)                       Value
--------------------------------------------------------------------------------
                  $4,000   Comdisco, Inc., 6.375%,
                              11/30/01                               $4,152
                   6,000   Dean Witter, Discover & Co.,
                              6.875%, 3/1/03                          6,408
                   5,000   First USA, Inc., 7.00%, 8/20/01            5,260
                   3,500   Ford Motor Credit Co., 6.125%,
                              4/28/03                                 3,608
                   6,500   Ford Motor Credit Co., 6.75%,
                              5/15/05                                 6,871
                   4,300   Lehman Brothers Holdings Inc.,
                              6.625%, 11/15/00                        4,284
                   3,000   Money Store Inc. (The), 8.05%,
                              4/15/02                                 3,269
                   6,000   Norwest Financial, Inc., 6.25%,
                              11/1/02                                 6,238
                   7,000   Salomon Inc., 6.65%, 7/15/01               7,223
                                                                 -----------
                                                                     57,485
                                                                 -----------
HEALTHCARE--0.6%
                   5,000   Aetna Services, Inc., 6.75%,
                              8/15/01                                 5,169
                                                                 -----------
INSURANCE--1.5%
                   3,750   Nationwide Mutual Insurance Co.,
                              6.50%, 2/15/04 (Acquired
                              2/9/96, Cost $3,782)(3)                 3,942
                   5,000   Underwriters Reinsurance Co.,
                              7.875%, 6/30/06 (Acquired
                              8/6/96, Cost $5,156)(3)                 5,660
                   4,000   Zurich Capital Trust I, 8.38%,
                              6/1/37 (Acquired
                              5/28/97-6/11/97,
                              Cost $4,039)(3)                         4,465
                                                                 -----------
                                                                     14,067
                                                                 -----------
LEISURE--0.8%
                   4,200   Hilton Hotels Corp., 7.00%,
                              7/15/04                                 4,088
                   2,750   Time Warner Inc., 6.85%,
                              1/15/26                                 2,904
                                                                 -----------
                                                                      6,992
                                                                 -----------
METALS & MINING--1.1%
                   9,150   Barrick Gold Corp., 7.50%,
                              5/1/07                                  9,826
                                                                 -----------
PAPER & FOREST PRODUCTS--0.4%
                   4,100   Abitibi-Consolidated Inc., 7.40%,
                              4/1/18                                  3,725
                                                                 -----------
PRINTING & PUBLISHING--0.3%
                   3,000   News America Inc., 6.625%,
                              1/9/08                                  2,982
                                                                 -----------
REAL ESTATE--2.1%
                   1,100   Chelsea GCA Realty Partners,
                              7.25%, 10/21/07                         1,096

                                              See Notes to Financial Statements


12      1-800-345-2021


Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 1998

Principal Amount              ($ in Thousands)                       Value
--------------------------------------------------------------------------------
                  $6,800   Price REIT, Inc. (The), 7.25%,
                              11/1/00                                $7,045
                   3,800   Price REIT, Inc. (The), 7.125%,
                              6/15/04                                 4,005
                   2,500   Simon DeBartolo Group Inc.,
                              6.625%, 6/15/03 (Acquired
                              6/17/98, Cost $2,494)(3)                2,460
                   5,000   Spieker Properties, Inc., 6.80%,
                              12/15/01                                5,088
                                                                 -----------
                                                                     19,694
                                                                 -----------
RETAIL (GENERAL MERCHANDISE)--0.5%
                   4,000   Sears, Roebuck & Co., MTN,
                              7.12%, 6/4/04                           4,342
                                                                 -----------
TOBACCO--1.0%
                   3,500   Philip Morris Companies Inc.,
                              6.80%, 12/1/03                          3,723
                   5,500   Philip Morris Companies Inc.,
                              6.95%, 6/1/06                           5,773
                                                                 -----------
                                                                      9,496
                                                                 -----------
UTILITIES--1.7%
                   5,000   Avon Energy Partners Holdings,
                              7.05%, 12/11/07 (Acquired
                              1/20/98, Cost $5,198)(3)                5,278
                   6,000   CalEnergy Co. Inc., 7.63%,
                              10/15/07                                6,244
                   2,000   Kansas Power & Light Co.,
                              8.875%, 3/1/00                          2,100
                   2,000   Texas Utilities Electric Co.,
                              8.125%, 2/1/02                          2,177
                                                                 -----------
                                                                     15,799
                                                                 -----------
TOTAL CORPORATE BONDS                                               195,773
                                                                 -----------
   (Cost $189,084)

Principal Amount              ($ in Thousands)                       Value
--------------------------------------------------------------------------------
SOVEREIGN GOVERNMENTS & AGENCIES--0.7%
                  $6,000   Hydro-Quebec, MTN, 7.02%,
                              3/23/05                                $6,399
                                                                 -----------
   (Cost $5,569)

TEMPORARY CASH INVESTMENTS--6.9%
   Repurchase Agreement, BA Security Services,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 5.35%, dated 10/30/98,
    due 11/2/98 (Delivery value $17,908)                             17,900
   Repurchase Agreement, State Street Boston
    Corp., (U.S. Treasury obligations), in a joint
    trading account at 5.42%, dated 10/30/98,
    due 11/2/98 (Delivery value $47,021)                             47,000
                                                                 -----------
TOTAL TEMPORARY CASH INVESTMENTS                                     64,900
                                                                 -----------
   (Cost $64,900)
TOTAL INVESTMENT SECURITIES--100.0%                                $938,287
                                                                 ===========
   (Cost $805,394)

FUTURES CONTRACTS
                           ($ in Thousands)
                                    Underlying
                   Expiration       Face Amount      Unrealized
   Purchased          Date           at Value           Gain
----------------------------------------------------------------
  179 S&P 500       December
    Futures           1998           $49,458           $3,359
                                  ===============================

NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
MTN = Medium Term Note

(1)  Non-income producing.

(2) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 1998, was $27,853 which represented 2.9% of net assets.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the share amount (stocks) or principal amount (bonds) of each investment

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                 www.americancentury.com      13


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
OCTOBER 31, 1998

ASSETS                                   (In Thousands Except Per-Share Amounts)
Investment securities, at value
  (identified cost of $805,394)
  (Note 3) ................................................         $    938,287
Cash ......................................................                3,292
Receivable for investments sold ...........................                   35
Receivable for variation margin on
  futures contracts .......................................                  389
Dividends and interest receivable .........................                6,583
                                                                    ------------
                                                                         948,586
                                                                    ------------
LIABILITIES
Disbursements in excess of
  demand deposit cash .....................................                  729
Payable for investments purchased .........................                1,738
Payable for capital shares redeemed .......................                  480
Accrued management fees (Note 2) ..........................                  771
Distribution fees payable (Note 2) ........................                    1
Service fees payable (Note 2) .............................                    1
Payable for directors' fees and expenses ..................                    1
Accrued expenses and other liabilities ....................                    1
                                                                    ------------
                                                                           3,722
                                                                    ------------
Net Assets ................................................         $    944,864
                                                                    ============

NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) ...................         $    709,149
Undistributed net investment income .......................                2,690
Accumulated undistributed net
  realized gain on investment
  and foreign currency transactions .......................               96,773
Net unrealized appreciation on
  investments and translation
  of assets and liabilities in foreign
  currencies (Note 3) .....................................              136,252
                                                                    ------------
                                                                    $    944,864
                                                                    ============
Investor Class, $0.01 Par Value
  ($ and shares in full)
Net assets ................................................         $938,140,799
Shares outstanding ........................................           48,384,825
Net asset value per share .................................         $      19.39

Advisor Class, $0.01 Par Value
 ($ and shares in full)
Net assets ................................................         $  6,722,899
Shares outstanding ........................................              346,887
Net asset value per share .................................         $      19.38

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakout tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                              See Notes to Financial Statements


14      1-800-345-2021


Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME                                                 (In Thousands)
Income:
Interest ..................................................           $  26,326
Dividends .................................................               3,933
                                                                      ---------
                                                                         30,259
                                                                      ---------
Expenses (Note 2):
Management fees ...........................................               9,549
Distribution fees -- Advisor Class ........................                  16
Service fees -- Advisor Class .............................                  16
Directors' fees and expenses ..............................                   9
                                                                      ---------
                                                                          9,590
                                                                      ---------

Net investment income .....................................              20,669
                                                                      ---------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY (NOTE 3)
Net realized gain (loss) on:
Investments ...............................................             101,425
Foreign currency transactions .............................                 (94)
                                                                      ---------
                                                                        101,331
                                                                      ---------
Change in net unrealized
appreciation on:
Investments ...............................................             (26,665)
Translation of assets and
  liabilities in foreign currencies .......................                 116
                                                                      ---------
                                                                        (26,549)
                                                                      ---------

Net realized and unrealized
  gain on investments .....................................              74,782
                                                                      ---------
Net Increase in Net Assets
  Resulting from Operations ...............................           $  95,451
                                                                      =========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

See Notes to Financial Statements


                                                 www.americancentury.com      15


Statements of Changes in Net Assets
--------------------------------------------------------------------------------
YEARS ENDED OCTOBER 31, 1998 AND OCTOBER 31, 1997

Increase in Net Assets                                   1998             1997

OPERATIONS                                                   (In Thousands)
Net investment income ..........................      $  20,669       $  19,451
Net realized gain on investments
  and foreign currency transactions ............        101,331          75,936
Change in net unrealized
  appreciation on investments and
  translation of assets and liabilities
  in foreign currencies ........................        (26,549)         41,356
                                                      ---------       ---------
Net increase in net assets
  resulting from operations ....................         95,451         136,743
                                                      ---------       ---------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income:
  Investor Class ...............................        (20,729)        (20,449)
  Advisor Class ................................           (125)            (55)
From net realized gains from
  investment transactions:
  Investor Class ...............................        (75,512)        (64,787)
  Advisor Class ................................           (492)           --
                                                      ---------       ---------
Decrease in net assets
  from distributions ...........................        (96,858)        (85,291)
                                                      ---------       ---------

CAPITAL SHARE TRANSACTIONS
(NOTE 4)
Net increase in net assets from
  capital share transactions ...................         14,410           1,241
                                                      ---------       ---------

Net increase in net assets .....................         13,003          52,693

NET ASSETS
Beginning of year ..............................        931,861         879,168
                                                      ---------       ---------
End of year ....................................      $ 944,864       $ 931,861
                                                      =========       =========

Undistributed net investment income ............      $   2,690       $   2,562
                                                      =========       =========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

                                              See Notes to Financial Statements


16      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
OCTOBER 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century Balanced Fund (the Fund) is one of the twelve series of funds issued by the Corporation. The Fund's investment objective is to seek capital growth and current income. The Fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following significant accounting policies are in accordance with generally accepted accounting principles.

     SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms. There were no open forward foreign currency exchange contracts at October 31, 1998.

     FUTURES CONTRACTS--The Fund may enter into stock index futures contracts in order to manage the Fund's exposure to changes in market conditions. One of the risks of entering into futures contracts includes the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.


                                                 www.americancentury.com      17


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 1998

     REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS--It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     ADDITIONAL INFORMATION--Funds Distributor, Inc. (FDI) is the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered interested persons as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's class average daily closing net assets during the previous month. The annual management fee is 1.00% for the Investor Class and 0.75% for the Advisor Class.

     The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Fund will pay ACIM an annual distribution fee equal to 0.25% and annual service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the Fund under the Master Distribution and Shareholder Services Plan during the year ended October 31, 1998 were $32,134.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the Corporation's transfer agent, American Century Services Corporation.


18      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 1998
--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the year ended October 31, 1998, totaled $939,529,592, of which $146,524,230 represented U.S. Treasury and Agency obligations. Sales of investment securities, excluding short-term investments, totaled $1,032,487,005, of which $116,255,803 represented U.S. Treasury and Agency obligations.

    As of October 31, 1998, accumulated net unrealized appreciation was $130,096,821, based on the aggregate cost of investments of $808,190,005 for federal income tax purposes, which consisted of unrealized appreciation of $135,285,306 and unrealized depreciation of $5,188,485.

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

  There are 100,000,000 shares of the Investor Class and 50,000,000 shares of the Advisor Class authorized for issuance. Transactions in shares of the Fund were as follows:

                                                          SHARES         AMOUNT
INVESTOR CLASS                                               (In Thousands)
Year ended October 31, 1998
Sold .............................................         9,532      $ 184,305
Issued in reinvestment of distributions ..........         5,211         94,198
Redeemed .........................................       (13,720)      (265,088)
                                                       ---------      ---------
Net increase .....................................         1,023      $  13,415
                                                       =========      =========

Year ended October 31, 1997
Sold .............................................        13,169      $ 242,933
Issued in reinvestment of distributions ..........         4,752         83,837
Redeemed .........................................       (17,963)      (330,837)
                                                       ---------      ---------
Net decrease .....................................           (42)     $  (4,067)
                                                       =========      =========

ADVISOR CLASS
Year ended October 31, 1998
Sold .............................................            79      $   1,523
Issued in reinvestment of distributions ..........            34            616
Redeemed .........................................           (59)        (1,144)
                                                       ---------      ---------
Net increase .....................................            54      $     995
                                                       =========      =========

January 6, 1997(1) through October 31, 1997
Sold .............................................           296      $   5,372
Issued in reinvestment of distributions ..........             3             55
Redeemed .........................................            (6)          (119)
                                                       ---------      ---------
Net increase .....................................           293      $   5,308
                                                       =========      =========

(1)  Commencement of sale of the Advisor Class.


                                                 www.americancentury.com      19


Balanced--Financial Highlights
--------------------------------------------------------------------------------

                                             FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
                                                                   Investor Class
                                              1998          1997          1996          1995          1994
PER-SHARE DATA
Net Asset Value, Beginning of Year .....   $ 19.55       $ 18.55       $ 17.70       $ 15.94       $ 16.52
                                           -------       -------       -------       -------       -------
Income From Investment Operations
Net Investment Income ..................      0.42(1)       0.40(1)       0.44(1)       0.48(1)       0.42
Net Realized and Unrealized Gain
(Loss) on Investment Transactions ......      1.45          2.41          1.88          2.03         (0.58)
                                           -------       -------       -------       -------       -------
Total From Investment Operations .......      1.87          2.81          2.32          2.51         (0.16)
                                           -------       -------       -------       -------       -------
Distributions
From Net Investment Income .............     (0.43)        (0.43)        (0.46)        (0.48)        (0.42)
From Net Realized Gains on
Investment Transactions ................     (1.60)        (1.38)        (1.01)        (0.27)         --
                                           -------       -------       -------       -------       -------
Total Distributions ....................     (2.03)        (1.81)        (1.47)        (0.75)        (0.42)
                                           -------       -------       -------       -------       -------
Net Asset Value, End of Year ...........   $ 19.39       $ 19.55       $ 18.55       $ 17.70       $ 15.94
                                           =======       =======       =======       =======       =======
Total Return(2) ........................     10.46%        16.34%        14.04%        16.36%        (0.93)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ..................      1.00%         1.00%         0.99%         0.98%         1.00%
Ratio of Net Investment Income
to Average Net Assets ..................      2.16%         2.15%         2.50%         2.90%         2.70%
Portfolio Turnover Rate ................       102%          110%          130%           85%           94%
Net Assets, End of Year
(in millions) ..........................   $   938       $   926       $   879       $   816       $   704

(1) Computed using average shares outstanding throughout the period.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements


20      1-800-345-2021


Balanced--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                         Advisor Class
                                                       1998         1997(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ........     $   19.55       $   17.46
                                                  ---------       ---------
Income From Investment Operations
  Net Investment Income(2) ..................          0.37            0.29
  Net Realized and Unrealized Gain
  on Investment Transactions ................          1.44            2.04
                                                  ---------       ---------
  Total From Investment Operations ..........          1.81            2.33
                                                  ---------       ---------
Distributions
  From Net Investment Income ................         (0.38)          (0.24)
  From Net Realized Gains on
  Investment Transactions ...................         (1.60)           --
                                                  ---------       ---------
  Total Distributions .......................         (1.98)          (0.24)
                                                  ---------       ---------
Net Asset Value, End of Period ..............     $   19.38       $   19.55
                                                  =========       =========
  Total Return(3) ...........................         10.15%          13.42%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .....................          1.25%           1.25%(4)
Ratio of Net Investment Income
  to Average Net Assets .....................          1.91%           1.90%(4)
Portfolio Turnover Rate .....................           102%            110%
Net Assets, End of Period
  (in thousands) ............................     $   6,723       $   5,724

(1) January 6, 1997 (commencement of sale) through October 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements


                                                 www.americancentury.com      21


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century Balanced Fund (the "Fund"), one of the funds comprising American Century Mutual Funds, Inc., as of October 31, 1998, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Century Balanced Fund as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
December 8, 1998


22      1-800-345-2021


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     American Century offers three classes of shares for Balanced. One class is for investors who buy directly from American Century, one is for investors who buy through financial intermediaries, and the third is for large institutional customers.

     The original class of Balanced shares is called the INVESTOR CLASS. All shares issued and outstanding before September 3, 1996, have been designated as Investor Class shares. Investor Class shares may also be purchased after September 3, 1996. Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

     In addition, there is an ADVISOR CLASS, which is sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

     An INSTITUTIONAL CLASS is also available to endowments, foundations, defined-benefit pension plans, or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class is 0.20% less than the total expense ratio of the Investor Class shares.

     All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century to obtain either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                 www.americancentury.com      23


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The American Century Group consists of mostly moderate-risk and specialty funds including conservative equity, balanced, asset allocation, gold, natural resources, utilities, and real estate funds. In general, aside from the specialty funds, which have unique risks, this fund group is for investors seeking core portfolio holdings in the middle ground between aggressive stock funds and money market and bond funds.

     BALANCED seeks capital growth and current income. The fund keeps about 60% of its assets in U.S. stocks. Under normal market conditions, the remaining assets are held in quality intermediate-term bonds.

     The stock and bond portfolios are managed by teams, rather than by individual "star" managers. We believe this allows us to make better, more consistent management decisions.

     We attempt to keep the fund fully invested at all times, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit the potential for gain.

COMPARATIVE INDICES

     The indices listed below are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The BLENDED INDEX is considered the benchmark for Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly, 60% of the index is represented by the S&P 500, which reflects the 60% of the fund's assets invested in equity securities. The remaining 40% of the index is represented by the Lehman Intermediate Government/Corporate Index, which reflects the 40% of the fund's assets invested in intermediate-term bonds and other fixed-income securities.

     The LEHMAN INTERMEDIATE GOVERNMENT/CORPORATE INDEX is considered to represent the performance of a portfolio of intermediate-term U.S. government and corporate bonds. The index includes the Lehman Government and Corporate Bond indices, which are composed of U.S. government, Treasury, and agency securities with one- to 10-year maturities, as well as corporate and Yankee bonds with one- to 10-year maturities.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

INVESTMENT TEAM LEADERS

EQUITY PORTFOLIO MANAGERS
     JIM STOWERS III
     BRUCE WIMBERLY
     JOHN SYKORA, CFA

FIXED-INCOME PORTFOLIO MANAGERS
     BUD HOOPS
     JEFF HOUSTON, CFA


24      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

FIXED-INCOME TERMS

* CREDIT QUALITY reflects the financial strength of a debt security issuer and the likelihood of timely payment of interest and principal.

* DURATION is a measure of the sensitivity of a fixed-income portfolio to interest rate changes. It is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

* STANDARD & POOR'S (S&P) is an independent rating company. The credit ratings issued by S&P reflect the perceived financial strength (credit quality) of debt issuers. Debt securities rated "investment grade" (deemed to be of high enough credit quality to be appropriate investments for banks and other institutions) by S&P are those rated BBB or higher (the highest rating is AAA).

* WEIGHTED AVERAGE MATURITY (WAM) is another measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and interest rate sensitivity the portfolio has.

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 20 and 21.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

EQUITY TERMS

* BLUE-CHIP STOCKS--generally considered to be the stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS--generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

* GROWTH STOCKS--generally considered to be the stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare, and consumer staple companies.

* VALUE STOCKS--generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.


                                                 www.americancentury.com      25


Notes
--------------------------------------------------------------------------------


26      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      27


Notes
--------------------------------------------------------------------------------


28      1-800-345-2021


[inside back cover]

American Century Funds

Benham Group(reg.sm)
TAXABLE BOND FUNDS
U.S. Treasury & Government
   Short-Term Treasury
   Short-Term Government
   GNMA
   Intermediate-Term Treasury
   Long-Term Treasury
   Inflation-Adjusted Treasury
   Target Maturities Trust: 2000
   Target Maturities Trust: 2005
   Target Maturities Trust: 2010
   Target Maturities Trust: 2015
   Target Maturities Trust: 2020
   Target Maturities Trust: 2025
Corporate & Diversified
   Limited-Term Bond
   Intermediate-Term Bond
   Bond
   Premium Bond
   High-Yield Bond
International
   International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
Multiple-State
   Limited-Term Tax-Free
   Intermediate-Term Tax-Free
   Long-Term Tax-Free
   High-Yield Municipal
Single-State
   Arizona Intermediate-Term Municipal
   California High-Yield Municipal
   California Insured Tax-Free
   California Intermediate-Term Tax-Free
   California Limited-Term Tax-Free
   California Long-Term Tax-Free
   Florida Intermediate-Term Municipal

MONEY MARKET FUNDS
Taxable
   Capital Preservation
   Government Agency Money Market
   Premium Capital Reserve
   Premium Government Reserve
   Prime Money Market
Tax-Free & Municipal
   California Municipal Money Market
   California Tax-Free Money Market
   Florida Municipal Money Market
   Tax-Free Money Market

AMERICAN CENTURY[reg.sm] GROUP
Asset Allocation Funds
   Strategic Allocation: Conservative
   Strategic Allocation: Moderate
   Strategic Allocation: Aggressive
Balanced Fund
   Balanced
Conservative Equity Funds
   Income and Growth
   Equity Income
   Value
   Equity Growth
Specialty Funds
   Utilities
   Real Estate
   Global Natural Resources
   Global Gold
Small Cap Funds
   Small Cap Quantitative
   Small Cap Value

TWENTIETH CENTURY GROUP
Growth Funds
   Select
   Heritage
   Growth
   Ultra
Aggressive Growth Funds
   Vista
   Giftrust
   New Opportunities
International Growth Funds
   International Growth
   International Discovery
   Emerging Markets

GLOBAL
   Global Growth


Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[right margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY MUTUAL FUNDS, INC.


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.


[recycled logo]
Recycled


[back cover]


American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9812                              (c)1998 American Century Services Corporation
SH-BKT-14773                                            Funds Distributor, Inc.

[front cover]                                                  OCTOBER 31, 1998

ANNUAL REPORT
----------------
AMERICAN CENTURY

                              [graphic of stairs]

BENHAM GROUP
------------------------------------
LIMITED-TERM BOND
INTERMEDIATE-TERM BOND
BENHAM BOND

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century
[inside front cover]


AMERICAN CENTURY BROKERAGE
--------------------------------------------------------------------------------

     We're pleased to introduce American Century's new brokerage service, which offers a wide range of investment options and features:

     * FundChoice Service--Invest in over 8,000 no-load and load mutual funds from hundreds of different fund companies, many with no transaction fees

     *  Buy individual stocks and bonds

     * 24-hour Internet and automated phone trades are just $24.95 for up to 1,000 shares of stock, and 2 cents per share thereafter

     *  Strong research capability
        * Build and track model portfolios
        * Get news, quotes and charts
        * Check free Standard & Poor's stock reports
        * Access Wall Street on Demand(tm), a research service with over 500,000 reports on industry trends, corporate earnings, and mutual fund analysis

     *  Track your brokerage account on one easy-to-read statement

     * Unlimited check writing and a Gold MasterCard(reg.tm) ATM/debit card with an American Century Brokerage Access AccountSM (minimum $10,000)

To talk with a Brokerage Associate, call 1-888-345-2071.

WHAT'S NEW . . .

     We now have FOUR-PAGE PROFILES of many of our funds. The profiles follow a standard SEC format and allow investors to compare funds easily. You can request a profile or the full prospectus. Full prospectuses contain more detailed fund information and you will continue to receive one after investing.

     In 1999, we will roll out SIMPLIFIED PROSPECTUSES that highlight important information about our funds, including fees and expenses. More technical data will be in the Statement of Additional Information.

[left margin]

BENHAM GROUP
LIMITED-TERM BOND
(ABLIX)
----------------------
BENHAM GROUP
INTERMEDIATE-TERM BOND
(TWITX)
----------------------
BENHAM GROUP
BENHAM BOND
(TWLBX)

Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     The year ended October 31, 1998, was an eventful one in the global financial markets. Weakening economic and financial conditions, brought on by problems in Asia, Russia, and Latin America, led to significant stock market volatility and a dramatic decline in U.S. interest rates.

     The third quarter of 1998 served as a good example of the markets' extremes. Several major U.S. stock indices hit record highs in mid-July before plunging 20% in the following six weeks. In the bond market, high demand for the safety of Treasury bonds pushed yields down to their lowest levels ever, but demand for corporate bonds thinned to the point where trading was all but impossible.

     This volatile market environment illustrates the importance of a diversified investment portfolio. As we saw in the summer and fall of 1998, diversifying your assets among stocks, bonds, and money market funds can help your portfolio weather changes in the economic or investment climate.

     By investing broadly across a variety of bond sectors, American Century's diversified bond funds--Limited-Term Bond, Intermediate-Term Bond, and Benham Bond--proved to be steady, solid performers despite the turbulent conditions.

     Our experienced management and credit research teams also contributed to the funds' performance. We recently took steps to strengthen these teams by adding another portfolio manager and reorganizing our research group to take better advantage of the skills and knowledge of our credit analysts. We think these additional resources will enhance the performance of the diversified bond funds going forward.

     On the corporate front, we have a substantial effort underway to prepare American Century's computer systems for the year 2000. Throughout 1999, our team of technology professionals will be extensively testing our systems, including those involved with dividend payments.

     As we celebrate our 40th anniversary, we wish to thank you for your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

            Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
   Corporate Credit Review ................................................    5
LIMITED-TERM BOND
   Performance Information ................................................    6
   Management Q&A .........................................................    7
   Schedule of Investments ................................................   10
INTERMEDIATE-TERM BOND
   Performance Information ................................................   12
   Management Q&A .........................................................   13
   Schedule of Investments ................................................   16
BENHAM BOND
   Performance Information ................................................   19
   Management Q&A .........................................................   20
   Schedule of Investments ................................................   23
FINANCIAL STATEMENTS
   Statements of Assets and
   Liabilities ............................................................   26
   Statements of Operations ...............................................   27
   Statements of Changes
   in Net Assets ..........................................................   28
   Notes to Financial
   Statements .............................................................   29
   Financial Highlights ...................................................   32
   Independent Auditors'
   Report .................................................................   38
OTHER INFORMATION
   Share Class and Retirement
   Account Information ....................................................   39
   Background Information
      Investment Philosophy
      and Policies ........................................................   40
      Comparative Indices .................................................   40
      Lipper Rankings .....................................................   40
      Investment Team
      Leaders .............................................................   40
      Credit Rating
      Guidelines ..........................................................   40
   Glossary ...............................................................   41


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* A sharp decline in interest rates helped U.S. bonds produce solid returns during the year ended October 31, 1998.

*   Slowing global economic growth was the catalyst for falling rates.

* Strong demand for Treasury bonds as a safe haven from worldwide market volatility sent their prices soaring and their yields to all-time lows.

* Corporate, asset-backed, and mortgage-backed bonds saw reduced demand as investors shied away from risk.

CORPORATE CREDIT REVIEW

* Corporate credit conditions remained strong, but upgrades began to taper off as economic growth slowed late in the period.

* Lack of demand for asset-backed securities hurt the profitability of issuers, leading several to file for bankruptcy.

* Credit quality in emerging markets remains bleak, and we've kept our bond funds away from companies with exposure to these areas.

LIMITED-TERM BOND

* The one-year return of the fund's Investor Class shares beat the return of the average short investment-grade debt fund, according to Lipper Inc.

* The fund's higher percentage of Treasury securities compared with its peers contributed to its stronger performance.

* We positioned Limited-Term Bond's corporate holdings more defensively during the last half of the year.

* Looking ahead, we plan to remain overweighted in corporate bonds, which we think currently offer very attractive values.

INTERMEDIATE-TERM BOND

* The fund's Investor Class shares posted a solid return but trailed the return of the average intermediate investment-grade debt fund, according to Lipper Inc.

* The fund's emphasis on corporate bonds hurt its performance relative to its peers.

* We positioned Intermediate-Term Bond's corporate holdings more defensively during the last half of the year.

* Looking ahead, we will look to add more corporate bonds, which we think currently offer very attractive values.

BENHAM BOND

* The fund's Investor Class shares posted a solid return but trailed the return of the average A-rated corporate debt fund, according to Lipper Inc.

* The fund's emphasis on corporate bonds hurt its performance relative to its peers.

* We positioned Benham Bond's corporate holdings more defensively during the last half of the year.

* Looking ahead, we plan to remain overweighted in corporate bonds, which we think currently offer very attractive values.

[left margin]

            LIMITED-TERM BOND(1)
                  (ABLIX)
TOTAL RETURNS:               AS OF 10/31/98
    6 Months                       3.83%(2)
    1 Year                            6.58%
NET ASSETS:                   $18.8 million
30-DAY SEC YIELD:                     4.59%
INCEPTION DATE:                      3/1/94

         INTERMEDIATE-TERM BOND(1)
                 (TWITX)
TOTAL RETURNS:               AS OF 10/31/98
    6 Months                       4.70%(2)
    1 Year                            7.71%
NET ASSETS:                   $26.8 million
30-DAY SEC YIELD:                     4.95%
INCEPTION DATE:                      3/1/94

              BENHAM BOND(1)
                 (TWLBX)
TOTAL RETURNS:               AS OF 10/31/98
    6 Months                       3.79%(2)
    1 Year                            6.79%
NET ASSETS:                  $145.5 million
30-DAY SEC YIELD:                     5.24%
INCEPTION DATE:                      3/2/87

(1)  Investor Class.

(2) Not annualized.

See Total Returns on pages 6, 12, and 19. Investment terms are defined in the Glossary on page 41.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
/photo of Randall W. Merk/
Randall W. Merk, director of fixed-income investing at American Century

STRONG U.S. BOND RETURNS

     U.S. interest rates fell sharply during the year ended October 31, 1998, leading to strong bond market returns. U.S. Treasury bonds performed the best, with the 30-year Treasury bond returning more than 20% for the one-year period. Other types of fixed-income securities--such as corporate bonds, mortgage-backed securities, and asset-backed bonds--also posted healthy returns but trailed Treasurys (see the accompanying table for broad index returns).

GLOBAL ECONOMIC TURMOIL

     The catalyst for falling interest rates was a series of financial crises around the world that threatened to apply the brakes to global economic growth. Financial and economic problems that first surfaced in Asia in late 1997 mushroomed in 1998. By mid-1998, the contagion had spread to Russia, which devalued its currency and defaulted on government debt, as well as Latin America, where Venezuela and Brazil tried to fend off currency devaluations.

     These crises calmed fears that inflationary pressures were intensifying. This was especially welcome in the U.S., where healthy economic growth, robust consumer spending, and a 28-year low in unemployment had raised the possibility of a short-term interest rate increase by the Federal Reserve.

     By August, however, it was clear that the world's economic engine was downshifting. The tranquilizing effect on inflation and the U.S. economy was so pronounced that the Fed lowered short-term interest rates in late September-- its first rate cut in almost three years. The Fed followed up with another rate cut just two weeks later, giving a psychological boost to investors as well as to the domestic economy.

A SAFE HAVEN IN TREASURY BONDS

     The global economic problems wreaked havoc on stock and bond markets worldwide--investors grew concerned about the outlook for corporate profits, while a number of foreign debt markets suffered downgrades and defaults. The ensuing market volatility created greater demand for the safety and liquidity of U.S. Treasury bonds.

     This "flight to quality" sent U.S. Treasury yields down to levels not seen in nearly three decades--the 30-year Treasury bond yield dipped to an all-time low of 4.71% in early October. For the one-year period, long-term Treasury yields fell 100-120 basis points (a basis point equals 0.01%), while short- and intermediate-term yields dropped 130-150 basis points (see the chart at right).

     The Treasury market also benefited from international bond traders and hedge funds, who were buying Treasurys to unwind short positions. Many traders and hedge funds "shorted" Treasury securities--by borrowing Treasurys and selling them--and used the proceeds to buy emerging-market bonds and other types of debt, which they expected to outperform Treasurys. When the opposite happened, these investors were forced to

[right margin]

"THE CATALYST FOR FALLING INTEREST RATES WAS A SERIES OF FINANCIAL CRISES AROUND THE WORLD THAT THREATENED TO APPLY THE BRAKES TO GLOBAL ECONOMIC GROWTH."

BOND INDEX RETURNS
FOR THE YEAR ENDED OCTOBER 31, 1998
   LEHMAN AGGREGATE BOND INDEX     9.34%
   Lehman Treasury Bond Index     11.57%
   Lehman Corporate Bond Index     7.99%
   Lehman Mortgage-Backed
      Securities Index             7.30%
   Lehman Asset-Backed
      Securities Index             7.34%

[line chart - data below]

TREASURY YIELD CURVE

Years to Maturity       10/31/97         4/30/98         10/31/98
1                        5.340%          5.370%          4.170%
2                        5.600%          5.560%          4.110%
3                        5.681%          5.600%          4.350%
4                        5.740%          5.660%          4.380%
5                        5.710%          5.630%          4.220%
6                        5.775%          5.680%          4.365%
7                        5.840%          5.730%          4.510%
8                        5.837%          5.710%          4.540%
9                        5.833%          5.690%          4.570%
10                       5.830%          5.670%          4.600%
11                       5.867%          5.705%          4.673%
12                       5.904%          5.740%          4.746%
13                       5.941%          5.775%          4.819%
14                       5.978%          5.810%          4.892%
15                       6.015%          5.845%          4.965%
16                       6.052%          5.880%          5.038%
17                       6.089%          5.915%          5.111%
18                       6.126%          5.950%          5.184%
19                       6.163%          5.985%          5.257%
20                       6.200%          6.020%          5.330%
21                       6.195%          6.013%          5.312%
22                       6.190%          6.006%          5.294%
23                       6.185%          5.998%          5.276%
24                       6.180%          5.991%          5.258%
25                       6.175%          5.984%          5.240%
26                       6.170%          5.977%          5.222%
27                       6.165%          5.970%          5.204%
28                       6.160%          5.964%          5.186%
29                       6.155%          5.957%          5.168%
30                       6.150%          5.950%          5.150%

Source: Bloomberg Financial Markets


                                                  www.americancentury.com      3


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
                                                                    (Continued)

sell the debt and buy back Treasurys to cut their losses.

     Another positive factor was the first federal budget surplus in 30 years, which reduced the amount of new Treasury bond issuance. Less supply generally leads to higher bond prices.

CORPORATE BONDS LAGGED TREASURYS

     Supply and demand in the corporate bond market was a different story. In the wake of the Russian bond default, investors fled bonds riskier than Treasurys, and that included corporate bonds. Falling stock prices and concerns that the global economic problems would hurt profits also convinced investors to avoid corporate debt.

     The lack of demand was so pronounced that liquidity dried up in the third quarter--there was very little trading activity in the corporate market. On some days, investors looking to sell corporate bonds were unable to get even a single bid from potential buyers.

     Increased supply also weighed on corporate bond prices. Falling interest rates encouraged many companies to issue new debt or refinance existing debt. Through the first 10 months of 1998, corporate bond issuance was up 90% compared with the same period in 1997.

     Because of these  factors,  corporate  bond yields did not  experience  the sharp  declines  that  Treasury  yields  did.  As a result,  the  difference  in yield--or spread--between corporates and Treasurys widened significantly, especially in the last few months (see the chart at left). Since bond prices move in the opposite direction of yields, Treasurys experienced sizable price gains, while corporate bond prices were relatively steady.

OTHER BOND SECTORS

     The rest of the U.S. bond market also saw reduced demand as investors shied away from any bonds that weren't Treasurys. In the mortgage-backed securities market, the sharp decline in interest rates produced a negative byproduct--many homeowners took the opportunity to refinance their mortgages. Investors who owned these mortgages received the cash and had to reinvest it in a lower interest rate environment.

     Increased refinancing activity limits the price appreciation of mortgage-backed securities when interest rates fall rapidly. Like corporate bonds, mortgage-backed securities experienced little price appreciation during the one-year period--almost all of the return came from interest payments.

     Other asset-backed securities, such as bonds backed by credit-card debt or auto loans, also suffered from refinancings. The proliferation of consolidation and home equity loans allowed many consumers to refinance their debt at much lower rates.

[left margin]

"CORPORATE BOND YIELDS DID NOT EXPERIENCE THE SHARP DECLINES THAT TREASURY YIELDS DID. AS A RESULT, THE DIFFERENCE IN YIELD--OR SPREAD--BETWEEN CORPORATES AND TREASURYS WIDENED SIGNIFICANTLY."

[line chart - data below]

YIELD SPREAD BETWEEN 10-YEAR A-RATED
CORPORATE BOND AND 10-YEAR TREASURY BOND
(IN BASIS POINTS)

                   Yield Spread
December-89             103
March-90                 91
June-90                  96
September-90             84
December-90             152
March-91                100
June-91                  84
September-91             96
December-91             101
March-92                 82
June-92                  68
September-92             78
December-92              96
March-93                 68
June-93                  66
September-93             58
December-93              68
March-94                 64
June-94                  63
September-94             66
December-94              73
March-95                 56
June-95                  70
September-95             60
December-95              64
March-96                 61
June-96                  57
September-96             55
December-96              52
March-97                 48
June-97                  56
September-97             64
December-97              70
March-98                 68
June-98                  72
September-98            148
October-98              108

Source: J.P. Morgan Investment


4      1-800-345-2021


Corporate Credit Review
--------------------------------------------------------------------------------

HEALTHY CREDIT CONDITIONS...FOR NOW

     For much of the year ended October 31, 1998, corporate credit conditions in the U.S. remained strong. Moderate growth in the U.S. economy supported earnings growth for many businesses and led to further credit upgrades.

     However, upgrades tapered off somewhat in the third quarter as the global economy began to slow. Some companies in economically sensitive industries, such as financial services and real estate, struggled amid slower growth and financial-market chaos. In contrast, noncyclical industries like telecommunications and utilities remained stable and solid.

     Despite the slowdown, many U.S. corporations are better prepared for an economic downturn than they were a few years ago. We expect corporate credit quality to hold up reasonably well even if the U.S. economy slows further in 1999.

ILLIQUIDITY HURTS ASSET-BACKED ISSUERS

     In the third quarter, several issuers of asset-backed bonds ran into cash flow problems, and a couple of these companies were forced to file for bankruptcy. The problem was liquidity--the ability to buy and sell securities easily.

     Many asset-backed bond issuers rely on liquidity to fuel their business. The companies buy loans from credit card companies, auto lenders, and commercial mortgage lenders. They convert these loans into bonds and sell them in the marketplace. The cash they get from selling the bonds is used to buy more loans and keep their businesses running.

     In August, concerns about global economic and financial problems caused many investors to avoid all bonds except for the safest U.S. Treasury securities. With fewer buyers for their bonds, asset-backed issuers had little cash coming in. On top of that, with interest rates at historically low levels, loans were being refinanced faster than expected. The combination eroded the profitability of many issuers.

ASIAN FLU

     The financial meltdown in Asia hurt credit quality in all emerging markets, and we've kept our funds away from this area of the market. This includes not only emerging-market bonds, but also domestic bonds issued by companies with significant exposure to emerging markets. Many of these companies are seeing lower profits because of reduced emerging-market demand for their products, and this has negative implications for the credit quality of their bonds.

CREDIT TEAM EXPANSION

     American Century's corporate credit research team continued to grow over the past year, bringing the total number of analysts to ten. We've expanded our international expertise, which gives our fund managers more investment alternatives without compromising our high credit standards.

     In addition, we are able to look into and get comfortable in complex areas that others are not as familiar with, such as asset-backed securities. As a result, we believe our management teams can get better value out of their investments in these areas.

[right margin]

"MANY U.S. CORPORATIONS ARE BETTER PREPARED FOR AN ECONOMIC DOWNTURN THAN THEY WERE A FEW YEARS AGO. WE EXPECT CORPORATE CREDIT QUALITY TO HOLD UP REASONABLY WELL EVEN IF THE U.S. ECONOMY SLOWS FURTHER IN 1999."

CORPORATE CREDIT
RESEARCH TEAM
  DIRECTOR:
    GREG AFIESH
  CORPORATE  CREDIT ANALYSTS:
    DANIEL BAKER
    KALPESH DADBHAWALA
    MICHAEL DIFLEY
    TANYA FLEISCHER
    ED GRANT
    KRISTINE IWAFUCHI
    LYNDA LOWRY
    SUDHA MANI
    GINA SANCHEZ
    TOM VAIANA


                                                  www.americancentury.com      5


Limited-Term Bond--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF OCTOBER 31, 1998

                             INVESTOR CLASS (INCEPTION 3/1/94)                                  ADVISOR CLASS (INCEPTION 11/12/97)
                 LIMITED-TERM   MERRILL LYNCH 1-5 YR.   SHORT INVESTMENT-GRADE DEBT FUNDS(2)   LIMITED-TERM   MERRILL LYNCH 1-5 YR.
                     BOND        GOVT./CORP. INDEX       AVERAGE RETURN    FUND'S RANKING         BOND        GOVT./CORP. INDEX
--------------------------------------------------------------------------------------------------------------------------------
6 MONTHS(1) ....... 3.83%             5.30%                  3.27%               --               3.70%             5.30%
1 YEAR ............ 6.58%             8.44%                  6.02%          37 OUT OF 101          --                --
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS ........... 6.12%             7.09%                  5.93%          25 OUT OF 79           --                --
LIFE OF FUND ...... 5.79%             6.79%                  5.92%(3)       16 OUT OF 58(3)       6.23%             8.44%

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 3/31/94, the date nearest the class's inception for which data are available.

See pages 39-41 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND Value on 10/31/98 Merrill Lynch 1- to 5-Year
  Govt./Corp. Index             $13,552
Limited-Term Bond               $13,001

                    Limited-Term       Merrill Lynch 1- to 5-Year
                       Bond                Govt./Corp. Index
DATE                   VALUE                     VALUE
3/1/94                $10,000                   $10,000
3/31/94                $9,933                    $9,909
6/30/94                $9,906                    $9,885
9/30/94                $9,989                    $9,974
12/31/94               $9,979                    $9,961
3/31/95               $10,291                   $10,348
6/30/95               $10,620                   $10,764
9/30/95               $10,794                   $10,928
12/31/95              $11,072                   $11,253
3/31/96               $11,094                   $11,243
6/30/96               $11,193                   $11,336
9/30/96               $11,364                   $11,529
12/31/96              $11,560                   $11,772
3/31/97               $11,638                   $11,817
6/30/97               $11,886                   $12,111
9/30/97               $12,115                   $12,386
12/31/97              $12,300                   $12,614
3/31/98               $12,463                   $12,809
6/30/98               $12,650                   $13,023
9/30/98               $13,019                   $13,509
10/31/98              $13,001                   $13,552

$10,000 investment made 3/1/94

The chart at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The
Merrill Lynch 1- to 5-Year Government/ Corporate Index is provided for comparison in each chart. Limited-Term Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while * From the fund's 3/1/94 inception date to 10/31/94.

the total returns of the index do not. These charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED OCTOBER 31)

                   Limited-Term      Merrill Lynch 1- to 5-Year
                       Bond             Govt./Corp. Index
DATE                  RETURN                 RETURN
10/31/94*             -0.08%                  0.16%
10/31/95               8.89%                 10.48%
10/31/96               5.48%                  5.92%
10/31/97               6.30%                  6.93%
10/31/98               6.58%                  8.44%


6      1-800-345-2021


Limited-Term Bond--Q&A
--------------------------------------------------------------------------------
/photo of Bud Hoops and Jeff Houston/

     An interview with Bud Hoops and Jeff Houston, portfolio managers on the Limited-Term Bond fund investment team.

HOW DID LIMITED-TERM BOND PERFORM DURING THE FISCAL YEAR ENDED OCTOBER 31, 1998

     The fund produced a solid return and beat its peer group average by a wide margin. For the year ended October 31, Limited-Term Bond's Investor Class shares returned 6.58%, compared with the 6.02% average return of the 101 "Short Investment-Grade Debt Funds" tracked by Lipper Inc.

     Limited-Term Bond's longer-term returns have also been strong, consistently placing in the top third of its Lipper category. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHY DID THE FUND OUTPERFORM THE AVERAGE SHORT INVESTMENT-GRADE DEBT FUND?

     We held a higher percentage of Treasury securities than many of the funds in our Lipper category. We kept about a third of the portfolio in Treasurys for much of the fiscal year, while our Lipper group averaged about a 20% position in Treasurys.

     Treasury securities were by far the best-performing sector of the U.S. bond market over the past year, so our heavier weighting gave the fund a significant performance edge.

BUT LIMITED-TERM BOND CURRENTLY HOLDS A LOWER PERCENTAGE OF TREASURY SECURITIES THAN IT DID A YEAR AGO (29% VS. 35%). WHY?

     It's partly a function of cash flows--Treasury securities are the most liquid (easiest to buy and sell), so we use them to meet cash flow needs. As a result, our Treasury holdings fluctuate as cash comes in or goes out of the fund.

     Treasurys have also appreciated dramatically in the past year, so we sold some recently to lock in the gains. We invested the proceeds in other bond sectors, especially corporate bonds and mortgage-backed securities, because we think they now offer better values.

     In general, our Treasury position hovers around 25-30% of the portfolio. We look at the fund as primarily a corporate bond fund, so corporate securities will continue to be Limited-Term Bond's biggest holding (see the charts on page
8).

DID YOU MAKE ANY ADJUSTMENTS TO THE PORTFOLIO'S CORPORATE HOLDINGS?

     We shifted to a more defensive position in the last six months. We avoided the bonds of companies that had direct exposure to turbulent foreign markets, and we reduced our holdings in industries that are sensitive to slower economic growth, such as financial services companies.

     Instead, we bought the bonds of companies that do most of their business domestically and are in industries that are less affected by economic downturns. Examples include companies in the telecommunications, cable television, and utilities industries.

[right margin]

"THE FUND PRODUCED A SOLID RETURN AND BEAT ITS PEER GROUP AVERAGE BY A WIDE MARGIN."

PORTFOLIO AT A GLANCE
                              10/31/98           10/31/97
NUMBER OF SECURITIES             54                43
WEIGHTED AVERAGE
  MATURITY                     2.4 YRS           3.2 YRS
AVERAGE DURATION               2.1 YRS           1.7 YRS
EXPENSE RATIO (FOR
  INVESTOR CLASS)               0.70%             0.69%

YIELD AS OF OCTOBER 31, 1998
                               INVESTOR          ADVISOR
                                CLASS             CLASS
30-DAY SEC YIELD                4.59%             4.34%

Investment terms are defined in the Glossary on page 41.


                                                  www.americancentury.com      7


Limited-Term Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Ultimately, though, it didn't matter what types of corporate bonds we owned--they all suffered when the corporate sector got pounded in the third quarter.

CAN YOU TALK MORE ABOUT THE MARKET ENVIRONMENT IN THE THIRD QUARTER?

     It was really one of the most extreme periods we've seen since the early 1990s. We typically gauge the attractiveness of corporate bond yields by comparing them to Treasury yields. Historically, short-term corporate bonds have yielded around 60 basis points (0.60%--a basis point equals 0.01%) more than short-term Treasury bonds as compensation for the greater credit risk.

     When this yield difference--known as a spread--widens, corporate bonds look more attractive; when spreads are narrower than this, Treasurys are the better bargain.

     In August, when Russia surfaced as yet another victim of global economic turmoil, many investors finally decided they'd had enough international trauma and scurried for the safest investments they could find--Treasury bonds. It didn't matter what else was out there--if it wasn't a Treasury bond, they didn't want it.

     With huge demand for Treasurys and virtually none for corporates, the yield spread between the two more than doubled, peaking at around 150 basis points (see the chart on page 4). For many individual issues, the spreads were even wider--some high-quality corporates were yielding as much as 200 basis points more than Treasurys.

     The last time yield spreads were this wide was in 1990, when the economy was in recession. But this time the underlying quality of the bonds and the corporations that issued them hadn't changed; it was all the result of a risk-aversion mentality. Federal Reserve Chairman Alan Greenspan aptly called this behavior a "disengage" from the market.

HOW DID THIS AFFECT YOUR MANAGEMENT OF THE FUND?

     Liquidity (the ability to easily buy and sell bonds) in the corporate and asset-backed markets was almost non-existent, which made it virtually impossible to trade. For example, we tried to sell some AAA-rated asset-backed securities and couldn't get a bid for them. These were top-rated bonds, and no one would touch them.

      The sizable losses at many hedge funds played a big part in the liquidity crunch. These private, often-speculative funds were active traders in the corporate and asset-backed bond markets. After a number of them sustained big losses by betting against Treasury bonds, they became much more conservative, and that took some big investors away from the market.

HAVE MARKET CONDITIONS IMPROVED SINCE THEN?

     A little bit. Liquidity in the corporate market has improved, and the yield spread between corporates and Treasurys has narrowed to about 100 basis points. But it may be a while before we see the once-bitten hedge funds return to the marketplace.

[left margin]

"WE LOOK AT THE FUND AS PRIMARILY A CORPORATE BOND FUND, SO CORPORATE SECURITIES WILL CONTINUE TO BE LIMITED-TERM BOND'S BIGGEST HOLDING."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF OCTOBER 31, 1998
Corporate Bonds             46%
U.S. Treasury               29%
Asset-Backed                16%
Mortgage-Backed              9%

AS OF APRIL 30, 1998
Corporate Bonds             39%
U.S. Treasury               26%
Asset-Backed                20%
Mortgage-Backed              5%
Other                       10%

Security types are defined on page 41.


8      1-800-345-2021


Limited-Term Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

LOOKING AHEAD, WHAT'S YOUR OUTLOOK FOR THE BOND MARKET?

     Interest rates in the U.S. are going to depend on how global economic conditions play out. Overseas, we're seeing some Asian countries, such as Korea and Thailand, possibly reaching the bottom and starting to bounce back from their financial calamities. But we're not out of the woods yet--Russia is still a basket case, Brazil will likely lead Latin America into recession in 1999, and Japan remains unable to work its way out of a decade-long recession.

     Domestically, the Fed has cut short-term interest rates three times (most recently in mid-November) in an effort to prevent a recession. Inflation remains extremely low--falling commodities prices, corporate restructuring, and modest wage increases have kept prices from rising.

     Interestingly, the health of the U.S. economy may come down to the performance of the stock market. With excess capacity around the globe, businesses are likely to reduce their capital investments in the coming year. That means economic growth will be even more dependent on consumer spending. And as we've seen this year, consumers tend to spend more money when their stock portfolios are doing well.

     If the Fed is successful in achieving a "soft landing" for the U.S. economy and consumers remain confident--as we expect--corporate bonds should perform very well compared with Treasury securities. The corporate/ Treasury yield spread is still wider than it's been historically, so corporates look very attractive right now.

     The one scenario that would favor Treasurys over corporates is a runaway downtrend in interest rates, which would likely be the result of a full-blown recession and a squeeze on corporate profits. However, we don't think that's going to happen.

GIVEN YOUR OUTLOOK, WHAT ARE YOUR PLANS FOR LIMITED-TERM BOND OVER THE NEXT SIX MONTHS?

     We plan to maintain our emphasis on non-Treasury securities--corporate bonds, asset-backed securities, and mortgage-backed bonds--which we think will outperform going forward. We've been able to buy bonds issued by great corporations with the biggest yield advantage over Treasurys we've seen in years.

     However, because we expect the economy to slow a little, we'll continue to look toward defensive industries that are not economically sensitive.

      We also intend to maintain Limited-Term Bond's longer duration. (Duration measures the portfolio's sensitivity to changes in interest rates. The longer the fund's duration, the greater the share price fluctuates when interest rates change.) We extended the duration from 1.8 years to 2.1 years during the last six months of the fiscal year, and we expect to keep it around this level in the coming months.

[right margin]

"IF THE FED IS SUCCESSFUL IN ACHIEVING A 'SOFT LANDING' FOR THE U.S. ECONOMY AND CONSUMERS REMAIN CONFIDENT--AS WE EXPECT--CORPORATE BONDS SHOULD PERFORM VERY WELL COMPARED WITH TREASURY SECURITIES."

PORTFOLIO COMPOSITION BY
CREDIT RATING
                     % OF FUND INVESTMENTS
                     AS OF             AS OF
                   10/31/98           4/30/98
AAA                   52%               58%
AA                     2%                1%
A                     18%               17%
BBB                   22%               23%
BB                     6%                1%


Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 40 for more information.


                                                  www.americancentury.com      9


Limited-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------
OCTOBER 31, 1998

Principal Amount           ($ in Thousands)                         Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES--28.6%
                  $   100  U.S. Treasury Notes, 5.00%,
                              2/15/99                              $  100
                      200  U.S. Treasury Notes, 5.875%,
                              8/31/99                                 203
                    1,000  U.S. Treasury Notes, 5.75%,
                              9/30/99                               1,012
                      500  U.S. Treasury Notes, 5.625%,
                              12/31/99                                507
                      500  U.S. Treasury Notes, 5.50%,
                              3/31/00                                 508
                      500  U.S. Treasury Notes, 6.375%,
                              5/15/00                                 516
                      500  U.S. Treasury Notes, 5.375%,
                              7/31/00                                 509
                    1,000  U.S. Treasury Notes, 6.625%,
                              7/31/01                               1,059
                      250  U.S. Treasury Notes, 6.50%,
                              5/31/02                                 267
                      200  U.S. Treasury Notes, 5.25%,
                              8/15/03                                 209
                      150  U.S. Treasury Notes, 7.875%,
                              11/15/04                                176
                      450  U.S. Treasury Notes, 5.625%,
                              5/15/08                                 485
                                                                 ---------
TOTAL U.S. TREASURY SECURITIES                                      5,551
                                                                 ---------
   (Cost $5,155)

MORTGAGE-BACKED SECURITIES(1)--9.0%
                      417  FNMA Pool #313224, 7.00%,
                              12/1/11                                 426
                      343  FNMA Pool #378698, 8.00%,
                              5/1/12                                  354
                      499  FNMA Pool #426145, 6.00%,
                              5/1/13                                  501
                      465  FNMA Pool #433184, 6.50%,
                              6/1/13                                  473
                                                                 ---------
TOTAL MORTGAGE-BACKED SECURITIES                                    1,754
                                                                 ---------
   (Cost $1,740)

ASSET-BACKED SECURITIES(1)--16.6%
                      500  Case Equipment Loan Trust,
                              Series 1998 B, Class A4 SEQ,
                              5.92%, 10/15/05                         510
                      500  CIT RV Trust, Series 1997 A,
                              Class A5 SEQ, 6.25%,
                              11/17/08                                514
                      200  First Merchants Auto Receivables
                              Corp., Series 1996 B,
                              Class A2, 6.80%, 5/15/01                204


Principal Amount           ($ in Thousands)                         Value
--------------------------------------------------------------------------------
                  $   250  FNMA Whole Loan,
                              Series 1995 W1, Class A6,
                              8.10%, 4/25/25                       $  261
                      373  Green Tree Financial Corp.,
                              Series 1995-7, Class A3,
                              6.35%, 11/15/26                         375
                      376  Money Store (The) Home Equity
                              Trust, Series 1994 B,
                              Class A4 SEQ, 7.60%,
                              7/15/21                                 390
                       28  Money Store (The) Home Equity
                              Trust, Series 1996 D, Class A3
                              SEQ, 6.30%, 11/15/11                     28
                      200  NationsBank Auto Owner Trust,
                              Series 1996 A, Class B1,
                              6.75%, 6/15/01                          204
                      281  Textron Financial Corp.
                              Receivables Trust,
                              Series 1997 A, Class A, 6.05%,
                              3/16/09 (Acquired 9/18/97,
                              Cost $281)(2)                           283
                       13  United Companies Financial Corp.,
                              Home Equity Loan,
                              Series 1996 B1, Class A2,
                              7.08%, 4/15/10                           13
                      150  United Companies Financial Corp.,
                              Home Equity Loan,
                              Series 1996 D1, Class A4,
                              6.78%, 2/15/16                          153
                      298  World Omni Automobile Lease
                              Securitization, Series 1996 B,
                              Class A2, 6.20%, 11/15/02               299
                                                                 ---------
TOTAL ASSET-BACKED SECURITIES                                       3,234
                                                                 ---------
   (Cost $3,179)

CORPORATE BONDS--45.6%
AUTOMOBILES & AUTO PARTS--1.7%
                      300  General Motors Corp. Global
                              Notes, 9.625%, 12/1/00                  326
                                                                 ---------
BANKING--1.0%
                      200  Capital One Bank, 6.74%,
                              5/31/99                                 201
                                                                 ---------
COMMUNICATIONS SERVICES--9.4%
                      500  MCI WorldCom, Inc., 8.875%,
                              1/15/01                                 549
                      200  TCI Communications, Inc.,
                              6.375%, 9/15/99                         202
                      500  TKR Cable Inc., 10.50%,
                              10/30/99                                549
                      500  U S West Capital Funding Inc.,
                              6.125%, 7/15/02                         516
                                                                 ---------
                                                                    1,816
                                                                 ---------

                                              See Notes to Financial Statements


10      1-800-345-2021


Limited-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 1998

Principal Amount           ($ in Thousands)                         Value
--------------------------------------------------------------------------------
ENERGY (PRODUCTION & MARKETING)--2.1%
                  $   400  Oryx Energy Co., 9.50%, 11/1/99         $  414
                                                                 ---------
FINANCIAL SERVICES--19.5%
                      300  Advanta Corp., MTN, Series B,
                              7.00%, 5/1/01                           264
                      500  Caterpillar Financial Services,
                              MTN, 6.49%, 10/15/99                    507
                      300  CIT Group Holdings, MTN,
                              6.625%, 9/13/99                         304
                      350  Comdisco Inc., 7.75%, 9/1/99               357
                      250  Ford Motor Credit Co., 6.125%,
                              4/28/03                                 258
                      200  Franchise Finance Corp., 7.00%,
                              11/30/00                                199
                      300  International Lease Finance Corp.,
                              6.375%, 1/18/00                         304
                      250  Lehman Brothers Holdings Inc.,
                              MTN, Series 1998 E, 6.00%,
                              2/26/01                                 245
                      250  Merrill Lynch & Co., Inc., 6.50%,
                              4/1/01                                  255
                      200  Paine Webber Group Inc., MTN,
                              7.96%, 4/28/00                          204
                      385  Paine Webber Group Inc., MTN,
                              6.65%, 10/15/02                         384
                      500  Salomon Inc., 6.65%, 7/15/01               516
                                                                 ---------
                                                                    3,797
                                                                 ---------
RAILROAD--2.3%
                      415  Norfolk Southern Corp., 6.95%,
                              5/1/02                                  438
                                                                 ---------

Principal Amount           ($ in Thousands)                         Value
--------------------------------------------------------------------------------
REAL ESTATE--5.7%
                  $   300  Price REIT, Inc. (The), 7.25%,
                              11/1/00                              $  311
                      500  Simon DeBartolo Group Inc.,
                              6.625%, 6/15/03 (Acquired
                              6/17/98, Cost $499)(2)                  492
                      300  Spieker Properties, Inc., 6.80%,
                              12/15/01                                305
                                                                 ---------
                                                                    1,108
                                                                 ---------
TOBACCO--2.6%
                      500  Philip Morris Companies Inc.,
                              7.75%, 5/1/99                           506
                                                                 ---------
UTILITIES--1.3%
                      250  CalEnergy Co. Inc., 7.23%,
                              9/15/05                                 254
                                                                 ---------
TOTAL CORPORATE BONDS                                               8,860
                                                                 ---------
   (Cost $9,082)

TEMPORARY CASH INVESTMENTS--0.2%
       41,000 Units of Participation in Chase Vista
              Prime Money Market Fund (Institutional
              Shares                                                   41
                                                                 ---------
   (Cost $41)

TOTAL INVESTMENT SECURITIES--100.0%                               $19,440
                                                                 =========
   (Cost $19,197)

NOTES TO SCHEDULE OF INVESTMENTS

FNMA = Federal National Mortgage Association

MTN = Medium Term Note

(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 1998, was $775, which represented 3.9% of net assets.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                 www.americancentury.com      11

Intermediate-Term Bond--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF OCTOBER 31, 1998

                                  INVESTOR CLASS (INCEPTION 3/1/94)                          ADVISOR CLASS (INCEPTION 8/14/97)
                INTERMEDIATE-    LEHMAN INTERM.    INTERM. INVESTMENT-GRADE DEBT FUNDS(2)    INTERMEDIATE-    LEHMAN INTERM.
                  TERM BOND    GOVT./CORP. INDEX      AVERAGE RETURN   FUND'S RANKING           TERM BOND    GOVT./CORP. INDEX
---------------------------------------------------------------------------------------------------------------------------
6 MONTHS(1) ......  4.70%            5.82%                4.58%                --                4.57%            5.82%
1 YEAR ...........  7.71%            9.12%                7.94%        139 OUT OF 220            7.44%            9.12%
---------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL
   RETURNS
3 YEARS ..........  6.97%            7.46%                7.04%         85 OUT OF 159             --                --
LIFE OF FUND .....  6.75%            7.09%                7.45%(3)      70 OUT OF 114(3)         8.13%            9.87%(4)

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 3/31/94, the date nearest the class's inception for which data are available.

(4) Since 8/31/97, the date nearest the class's inception for which data are available.

See pages 39-41 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 10/31/98
Lehman Intermediate
  Govt./Corp. Index         $13,766
Intermediate-Term Bond      $13,565

                 Intermediate-Term       Lehman Intermediate
                       Bond               Govt./Corp. Index
DATE                  VALUE                     VALUE
3/1/94               $10,000                   $10,000
3/31/94               $9,856                    $9,835
6/30/94               $9,801                    $9,776
9/30/94               $9,882                    $9,856
12/31/94              $9,880                    $9,845
3/31/95              $10,265                   $10,278
6/30/95              $10,754                   $10,790
9/30/95              $10,950                   $10,969
12/31/95             $11,374                   $11,356
3/31/96              $11,217                   $11,261
6/30/96              $11,255                   $11,332
9/30/96              $11,451                   $11,533
12/31/96             $11,745                   $11,815
3/31/97              $11,714                   $11,802
6/30/97              $12,089                   $12,151
9/30/97              $12,469                   $12,479
12/31/97             $12,707                   $12,746
3/31/98              $12,906                   $12,945
6/30/98              $13,135                   $13,188
9/30/98              $13,676                   $13,780
10/31/98             $13,565                   $13,766

$10,000 investment made 3/1/94

The chart at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The Lehman Intermediate Government/ Corporate Index is provided for comparison in each chart. Intermediate-Term Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED OCTOBER 31)

                Intermediate-Term      Lehman Intermediate
                       Bond             Govt./Corp. Index
DATE                  RETURN                 RETURN
10/31/94*             -1.24%                 -1.45%
10/31/95              12.19%                 12.54%
10/31/96               5.36%                  5.81%
10/31/97               7.87%                  7.49%
10/31/98               7.71%                  9.12%

* From the fund's 3/1/94 inception date to 10/31/94.


12      1-800-345-2021


Intermediate-Term Bond--Q&A
--------------------------------------------------------------------------------

     An interview with Bud Hoops and Jeff Houston (pictured on page 7), portfolio managers on the Intermediate-Term Bond fund investment team.

HOW DID INTERMEDIATE-TERM BOND PERFORM DURING THE FISCAL YEAR ENDED OCTOBER 31, 1998?

     The fund produced a solid return but trailed its peer group average. For the year ended October 31, Intermediate-Term Bond's Investor Class shares returned 7.71%, compared with the 7.94% average return of the 220 "Intermediate Investment-Grade Debt Funds" tracked by Lipper Inc. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHY DID THE FUND  UNDERPERFORM THE AVERAGE  INTERMEDIATE  INVESTMENT-GRADE  DEBT
FUND?

     We look at Intermediate-Term Bond as primarily a corporate bond fund, so we typically hold more corporate bonds and fewer Treasury securities than many of the funds in our Lipper category. For much of the fiscal year, we kept about 60% of the portfolio in corporate bonds, well above the Lipper group average of around 40%. Meanwhile, our Treasury holdings were 15-20% of the portfolio, while the Lipper group averaged 25%.

     Treasury securities were by far the best-performing sector of the U.S. bond market over the past year, so our heavier weighting in non-Treasury bonds was a disadvantage compared with the Lipper group.

BUT INTERMEDIATE-TERM BOND'S PERCENTAGE OF TREASURY SECURITIES DOUBLED IN THE LAST SIX MONTHS (SEE THE CHARTS ON PAGE 14). WHY?

     It was partly a function of cash flows--Treasury securities are the most liquid (easiest to buy and sell), so we use them to meet cash flow needs. As a result, our Treasury holdings fluctuate as cash comes in or goes out of the fund. In the last six months, fund assets grew by about 30%, and we invested a majority of the new money in Treasurys.

     Performance was also a factor. Treasury securities appreciated dramatically in the past six months, while the other bonds in the portfolio did not do as well. Our percentage of Treasurys naturally grew as a result of this outperformance.

WHAT OTHER CHANGES DID YOU MAKE TO THE PORTFOLIO?

     We extended Intermediate-Term Bond's duration from 4.3 years to 4.9 years during the last six months of the fiscal year. (Duration measures the portfolio's sensitivity to changes in interest rates. The longer the fund's duration, the greater the share price fluctuates when interest rates change.)

     As interest rates fell, our longer duration helped the fund earn more gains on its Treasury holdings. This helped offset some of the underperformance of our corporate bond holdings.

[right margin]

"WE LOOK AT INTERMEDIATE-TERM BOND AS PRIMARILY A CORPORATE BOND FUND, SO WE TYPICALLY HOLD MORE CORPORATE BONDS AND FEWER TREASURY SECURITIES THAN MANY OF THE FUNDS IN OUR LIPPER CATEGORY."

PORTFOLIO AT A GLANCE
                              10/31/98           10/31/97
NUMBER OF SECURITIES             76                58
WEIGHTED AVERAGE
  MATURITY                     7.6 YRS           6.7 YRS
AVERAGE DURATION               4.9 YRS           4.1 YRS
EXPENSE RATIO (FOR
  INVESTOR CLASS)               0.75%             0.75%

YIELD AS OF OCTOBER 31, 1998

                              INVESTOR           ADVISOR
                                CLASS             CLASS
30-DAY SEC YIELD                4.95%             4.70%

Investment terms are defined in the Glossary on page 41.


                                                 www.americancentury.com      13


Intermediate-Term Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

DID YOU MAKE ANY ADJUSTMENTS TO THE PORTFOLIO'S CORPORATE HOLDINGS?

     We shifted to a more defensive position in the last six months. We avoided the bonds of companies that had direct exposure to turbulent foreign markets, and we reduced our holdings in industries that are sensitive to slower economic growth, such as financial services companies.

     Instead, we bought the bonds of companies that do most of their business domestically and are in industries that are less affected by economic downturns. Examples include companies in the telecommunications, cable television, and utilities industries.

     Ultimately, though, it didn't matter what types of corporate bonds we owned--they all suffered when the corporate sector got pounded in the third quarter.

CAN YOU TALK MORE ABOUT THE MARKET ENVIRONMENT IN THE THIRD QUARTER?

     It was really one of the most extreme periods we've seen since the early 1990s. We typically gauge the attractiveness of corporate bond yields by comparing them to Treasury yields. Historically, corporate bonds have yielded around 75 basis points (0.75%--a basis point equals 0.01%) more than Treasury bonds as compensation for the greater credit risk.

     When this yield difference--known as a spread--widens, corporate bonds look more attractive; when spreads are narrower than this, Treasurys are the better bargain.

     In August, when Russia surfaced as yet another victim of global economic turmoil, many investors finally decided they'd had enough international trauma and scurried for the safest investments they could find--Treasury bonds. It didn't matter what else was out there--if it wasn't a Treasury bond, they didn't want it.

     With huge demand for Treasurys and virtually none for corporates, the yield spread between the two doubled, peaking at around 150 basis points (see the chart on page 4). For many individual issues, the spreads were even wider--some high-quality corporates were yielding as much as 200 basis points more than Treasurys.

     The last time yield spreads were this wide was in 1990, when the economy was in recession. But this time the underlying quality of the bonds and the corporations that issued them hadn't changed; it was all the result of a risk-aversion mentality. Federal Reserve Chairman Alan Greenspan aptly called this behavior a "disengage" from the market.

HOW DID THIS AFFECT YOUR MANAGEMENT OF THE FUND?

     Liquidity (the ability to easily buy and sell bonds) in the corporate and asset-backed markets was almost non-existent, which made it virtually impossible to trade. For example, we tried to sell some AAA-rated asset-backed securities and couldn't get a bid for them. These were top-rated bonds, and no one would touch them.

      The sizable losses at many hedge funds played a big part in the liquidity crunch. These private, often-speculative funds were active traders in the corporate and asset-backed bond markets. After a number of them sustained big losses by betting against Treasury bonds, they became much more conservative, and that took some big investors away from the market.

[left margin]

"WE BOUGHT THE BONDS OF COMPANIES THAT DO MOST OF THEIR BUSINESS DOMESTICALLY AND ARE IN INDUSTRIES THAT ARE LESS AFFECTED BY ECONOMIC DOWNTURNS. EXAMPLES INCLUDE COMPANIES IN THE TELECOMMUNICATIONS, CABLE TELEVISION, AND UTILITIES INDUSTRIES."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF OCTOBER 31, 1998
Corporate Bonds             46%
U.S. Treasury               33%
Asset-Backed                 7%
Mortgage-Backed             12%
Other                        2%

AS OF APRIL 30, 1998
Corporate Bonds             52%
U.S. Treasury               16%
Asset-Backed                 9%
Mortgage-Backed             10%
Other                       13%

Security types are defined on page 41.


14      1-800-345-2021


Intermediate-Term Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

HAVE MARKET CONDITIONS IMPROVED SINCE THEN?

     A little bit. Liquidity in the corporate market has improved, and the yield spread between corporates and Treasurys has narrowed to about 100 basis points. But it may be a while before we see the once-bitten hedge funds return to the marketplace.

LOOKING AHEAD, WHAT'S YOUR OUTLOOK FOR THE BOND MARKET?

     Interest rates in the U.S. are going to depend on how global economic conditions play out. Overseas, we're seeing some Asian countries, such as Korea and Thailand, possibly reaching the bottom and starting to bounce back from their financial calamities. But we're not out of the woods yet--Russia is still a basket case, Brazil will likely lead Latin America into recession in 1999, and Japan remains unable to work its way out of a decade-long recession.

     Domestically, the Fed has cut short-term interest rates three times (most recently in mid-November) in an effort to prevent a recession. Inflation remains extremely low--falling commodities prices, corporate restructuring, and modest wage increases have kept prices from rising.

     Interestingly, the health of the U.S. economy may come down to the performance of the stock market. With excess capacity around the globe, businesses are likely to reduce their capital investments in the coming year. That means economic growth will be even more dependent on consumer spending. And as we've seen this year, consumers tend to spend more money when their stock portfolios are doing well.

     If the Fed is successful in achieving a "soft landing" for the U.S. economy and consumers remain confident--as we expect--corporate bonds should perform very well compared with Treasury securities. The corporate/ Treasury yield spread is still wider than it's been historically, so corporates look very attractive right now.

     The one scenario that would favor Treasurys over corporates is a runaway downtrend in interest rates, which would likely be the result of a full-blown recession and a squeeze on corporate profits. However, we don't think that's going to happen.

GIVEN YOUR OUTLOOK, WHAT ARE YOUR PLANS FOR INTERMEDIATE-TERM BOND OVER THE NEXT SIX MONTHS?

     We plan to increase our holdings of non-Treasury securities--corporate bonds, asset-backed securities, and mortgage-backed bonds--which we think will outperform going forward. We're currently able to buy bonds issued by great corporations with the biggest yield advantage over Treasurys we've seen in years.

     However, because we expect the economy to slow a little, we'll continue to look toward defensive industries that are not economically sensitive.

[right margin]

"IF THE FED IS SUCCESSFUL IN ACHIEVING A 'SOFT LANDING' FOR THE U.S. ECONOMY AND CONSUMERS REMAIN CONFIDENT--AS WE EXPECT--CORPORATE BONDS SHOULD PERFORM VERY WELL COMPARED WITH TREASURY SECURITIES."

PORTFOLIO COMPOSITION BY
CREDIT RATING
                    % OF FUND INVESTMENTS
                   AS OF             AS OF
                 10/31/98           4/30/98
AAA                 52%               48%
AA                   4%                6%
A                   18%               20%
BBB                 18%               25%
BB                   8%                1%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 40 for more information.



                                                 www.americancentury.com      15


Intermediate-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------
OCTOBER 31, 1998

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES--32.8%
                  $   350  U.S. Treasury Notes, 5.50%,
                              12/31/00                              $  359
                      300  U.S. Treasury Notes, 5.375%,
                              2/15/01                                  307
                      100  U.S. Treasury Notes, 7.75%,
                              2/15/01                                  107
                      500  U.S. Treasury Notes, 6.625%,
                              7/31/01                                  530
                      300  U.S. Treasury Notes, 6.50%,
                              5/31/02                                  321
                    1,000  U.S. Treasury Notes, 5.25%,
                              8/15/03                                1,044
                      300  U.S. Treasury Notes, 5.75%,
                              8/15/03                                  318
                    1,300  U.S. Treasury Notes, 7.25%,
                              5/15/04                                1,477
                      750  U.S. Treasury Notes, 7.875%,
                              11/15/04                                 881
                      350  U.S. Treasury Notes, 5.50%,
                              2/15/08                                  374
                    1,900  U.S. Treasury Notes, 5.625%,
                              5/15/08                                2,047
                      300  U.S. Treasury Bonds, 9.25%,
                              2/15/16                                  433
                      350  U.S. Treasury Bonds, 9.125%,
                              5/15/18                                  508
                      400  U.S. Treasury Bonds, 7.50%,
                              11/15/24                                 519
                      350  U.S. Treasury Bonds, 6.375%,
                              8/16/27                                  404
                                                                 -----------
TOTAL U.S. TREASURY SECURITIES                                       9,629
                                                                 -----------
   (Cost $9,412)

MORTGAGE-BACKED SECURITIES(1)--11.6%
                      555  FHLMC Pool #E00279, 6.50%,
                              2/1/09                                   562
                      288  FHLMC Pool #C00578, 6.50%,
                              1/1/28                                   291
                      244  FHLMC Pool #G00907, 7.00%,
                              2/1/28                                   249
                      349  FNMA Pool #427913, 6.00%,
                              5/1/13                                   351
                      238  FNMA Pool #413812, 6.50%,
                              1/1/28                                   240
                      365  FNMA Pool #411821, 7.00%,
                              1/1/28                                   373
                      406  GNMA Pool #002202, 7.00%,
                              4/20/26                                  413
                      295  GNMA Pool #467626, 7.00%,
                              2/15/28                                  302
                      229  GNMA Pool #458862, 7.50%,
                              2/15/28                                  236

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
                  $   402  GNMA Pool #436277, 6.50%,
                              3/15/28                               $  407
                                                                 -----------
TOTAL MORTGAGE-BACKED SECURITIES                                     3,424
                                                                 -----------
   (Cost $3,365)

ASSET-BACKED SECURITIES(1)--7.2%
                      300  First Merchants Auto Receivables
                              Corp., Series 1996 B, Class A2,
                              6.80%, 5/15/01                           305
                      490  First Union-Lehman Brothers
                              Commercial Mortgage,
                              Series 1998 C2, Class A1 SEQ,
                              6.28%, 6/18/07                           499
                      300  NationsBank Auto Owner Trust,
                              Series 1996 A, Class B1,
                              6.75%, 6/15/01                           306
                       20  United Companies Financial Corp.,
                              Home Equity Loan,
                              Series 1996 B1, Class A2,
                              7.08%, 4/15/10                            20
                      250  United Companies Financial Corp.,
                              Home Equity Loan,
                              Series 1996 D1, Class A4,
                              6.78%, 2/15/16                           256
                      400  United Companies Financial Corp.,
                              Home Equity Loan,
                              Series 1996 D1, Class A5,
                              6.92%, 10/15/18                          413
                      300  United Companies Financial Corp.,
                              Home Equity Loan,
                              Series 1997 C, Class A7,
                              6.85%, 1/15/29                           311
                                                                 -----------
TOTAL ASSET-BACKED SECURITIES                                        2,110
                                                                 -----------
   (Cost $2,060)

CORPORATE BONDS--46.5%
BANKING--3.7%
                      500  BankAmerica Corp., 7.75%,
                              7/15/02                                  537
                      300  Capital One Bank, 5.95%,
                              2/15/01                                  302
                      250  Corestates Capital Corp., 5.875%,
                              10/15/03                                 256
                                                                 -----------
                                                                     1,095
                                                                 -----------
COMMUNICATIONS SERVICES--10.7%
                      500  Cable & Wireless Communications,
                              6.625%, 3/6/05                           508
                      250  CSC Holdings Inc., 7.625%,
                              7/15/18                                  231
                      450  GTE Corp., 7.51%, 4/1/09                    513
                      400  LCI International, Inc., 7.25%,
                              6/15/07                                  402

                                              See Notes to Financial Statements


16      1-800-345-2021


Intermediate-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 1998

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
                  $   500  MCI WorldCom, Inc., 8.875%,
                              1/15/01                               $  549
                      400  MCI WorldCom, Inc., 6.40%,
                              8/15/05                                  416
                      250  Qwest Communications
                              International Inc., 7.50%,
                              11/1/08 (Acquired 10/28/98,
                              Cost $248)(2)                            254
                      250  TKR Cable Inc., 10.50%,
                              10/30/99                                 274
                                                                 -----------
                                                                     3,147
                                                                 -----------
ELECTRICAL & ELECTRONIC
COMPONENTS--2.1%
                      300  Anixter International Inc., 8.00%,
                              9/15/03                                  322
                      300  Yorkshire Power Finance, Series B,
                              6.15%, 2/25/03 (Acquired
                              2/19/98, Cost $300)(2)                   305
                                                                 -----------
                                                                       627
                                                                 -----------
ENERGY (PRODUCTION & MARKETING)--2.8%
                      500  Enron Corp., 6.625%, 11/15/05               520
                      300  USX Corp., 6.85%, 3/1/08                    306
                                                                 -----------
                                                                       826
                                                                 -----------
ENERGY SERVICES--0.7%
                      200  Petroleum Geo-Services ASA,
                              7.125%, 3/30/28                          192
                                                                 -----------
FINANCIAL SERVICES--8.9%
                      400  Advanta Corp., MTN, Series B,
                              7.00%, 5/1/01                            352
                      300  Dean Witter, Discover & Co.,
                              6.875%, 3/1/03                           320
                      250  Ford Motor Credit Co., 6.125%,
                              4/28/03                                  258
                      250  Ford Motor Credit Co., 6.75%,
                              5/15/05                                  264
                      300  Franchise Finance Corp., 7.00%,
                              11/30/00                                 299
                      250  Merrill Lynch & Co., Inc., 6.50%,
                              4/1/01                                   254
                      250  Norwest Financial, Inc., 6.25%,
                              11/1/02                                  260
                      300  Paine Webber Group Inc., MTN,
                              7.96%, 4/28/00                           306
                      300  Salomon Inc., 6.65%, 7/15/01                310
                                                                 -----------
                                                                     2,623
                                                                 -----------
HEALTHCARE--1.1%
                      300  Aetna Services, Inc., 6.75%,
                              8/15/01                                  310
                                                                 -----------
INSURANCE--2.0%
                      250  Nationwide Mutual Insurance Co.,
                              6.50%, 2/15/04 (Acquired
                              2/9/96, Cost $252)(2)                    263

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
                  $   300  Zurich Capital Trust I, 8.38%,
                              6/1/37 (Acquired
                              5/28/97-6/11/97,
                              Cost $304)(2)                         $  335
                                                                 -----------
                                                                       598
                                                                 -----------
LEISURE--0.9%
                      250  Time Warner Inc., 6.85%,
                              1/15/26                                  264
                                                                 -----------
METALS & MINING--1.8%
                      500  Barrick Gold Corp., 7.50%,
                              5/1/07                                   537
                                                                 -----------
PAPER & FOREST PRODUCTS--0.9%
                      300  Abitibi-Consolidated Inc., 7.40%,
                              4/1/18                                   273
                                                                 -----------
PRINTING & PUBLISHING--0.9%
                      250  News America Inc., 6.625%,
                              1/9/08                                   249
                                                                 -----------
REAL ESTATE--5.5%
                      400  Chelsea GCA Realty Partners,
                              7.25%, 10/21/07                          398
                      200  Price REIT, Inc. (The), 7.125%,
                              6/15/04                                  211
                      350  Price REIT, Inc. (The), 7.25%,
                              11/1/00                                  363
                      350  Simon DeBartolo Group Inc.,
                              6.625%, 6/15/03 (Acquired
                              6/17/98, Cost $349)(2)                   344
                      300  Spieker Properties, Inc., 6.80%,
                              12/15/01                                 305
                                                                 -----------
                                                                     1,621
                                                                 -----------
RETAIL (GENERAL MERCHANDISE)--0.8%
                      200  Sears, Roebuck & Co., Inc., MTN,
                              8.29%, 6/10/02                           220
                                                                 -----------
TOBACCO PRODUCTS--0.9%
                      250  Philip Morris Companies Inc.,
                              6.95%, 6/1/06                            262
                                                                 -----------
UTILITIES--2.8%
                      300  Avon Energy Partners Holdings,
                              7.05%, 12/11/07 (Acquired
                              1/20/98, Cost $312)(2)                   317
                      150  CalEnergy Co. Inc., 7.23%,
                              9/15/05                                  152
                      350  CalEnergy Co. Inc., 7.63%,
                              10/15/07                                 364
                                                                 -----------
                                                                       833
                                                                 -----------
TOTAL CORPORATE BONDS                                               13,677
                                                                 -----------
   (Cost $13,405)

See Notes to Financial Statements


                                                 www.americancentury.com      17


Intermediate-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 1998

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
SOVEREIGN GOVERNMENTS & AGENCIES--1.0%
                  $   300  Province of British Columbia,
                              5.375%, 10/29/08                      $  298
                                                                 -----------
              (Cost $298)

TEMPORARY CASH INVESTMENTS--0.9%
       264,000 Units of Participation in Chase Vista
              Prime Money Market Fund (Institutional
              Shares)                                                  264
                                                                 -----------
   (Cost $264)

TOTAL INVESTMENT SECURITIES--100.0%                                $29,402
                                                                 ===========
   (Cost $28,804)

NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

MTN = Medium Term Note

(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 1998 was $1,818, which represented 6.1% of net assets.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


18      1-800-345-2021


Benham Bond--Performance
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF OCTOBER 31, 1998

                            INVESTOR CLASS (INCEPTION 3/2/87)                      ADVISOR CLASS (INCEPTION 8/8/97)
                BENHAM BOND   LEHMAN AGGREGATE   A-RATED CORPORATE DEBT FUNDS(2)   BENHAM BOND   LEHMAN AGGREGATE
                                 BOND INDEX      AVERAGE RETURN   FUND'S RANKING                    BOND INDEX
---------------------------------------------------------------------------------------------------------------
6 MONTHS(1) ......  3.79%         5.55%             4.32%               --            3.66%            5.55%
1 YEAR ...........  6.79%         9.34%             7.72%         110 OUT OF 150      6.52%            9.34%
---------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS ..........  6.75%         8.01%             7.06%          78 OUT OF 120       --               --
5 YEARS ..........  6.14%         7.02%             6.15%          35 OUT OF 71        --               --
10 YEARS .........  8.40%         9.04%             8.61%          23 OUT OF 39        --               --
LIFE OF FUND .....  7.69%         8.67%(3)          8.25%(3)       22 OUT OF 28(3)    8.06%           10.67%(4)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 3/31/87, the date nearest the class's inception for which data are available.

(4) Since 8/31/97, the date nearest the class's inception for which data are available.

See pages 39-41 for more information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain chart - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 10/31/98
Lehman Aggregate Bond Index      $23,766
Benham Bond                      $22,412

                    Benham Bond     Lehman Aggregate Bond Index
DATE                   VALUE                 VALUE
10/31/88              $10,000               $10,000
10/31/89              $11,352               $11,190
10/31/90              $11,571               $11,896
10/31/91              $13,475               $13,777
10/31/92              $14,883               $15,131
10/31/93              $16,637               $16,927
10/31/94              $15,727               $16,306
10/31/95              $18,426               $18,858
10/31/96              $19,329               $19,961
10/31/97              $20,985               $21,736
10/31/98              $22,412               $23,766

$10,000 investment made 10/31/88

The chart at left shows the growth of a $10,000 investment in the fund over 10 years, while the chart below shows the fund's year-by-year performance. The Lehman Aggregate Bond Index is provided for comparison in each chart. Benham Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED OCTOBER 31)

                                        Lehman Aggregate
                    Benham Bond            Bond Index
DATE                  RETURN                 RETURN
10/31/89              13.52%                 11.90%
10/31/90               1.93%                  6.31%
10/31/91              16.45%                 15.81%
10/31/92              10.43%                  9.83%
10/31/93              11.81%                 11.87%
10/31/94              -5.47%                 -3.67%
10/31/95              17.16%                 15.65%
10/31/96               4.91%                  5.85%
10/31/97               8.57%                  8.89%
10/31/98               6.79%                  9.34%


                                                 www.americancentury.com      19


Benham Bond--Q&A
--------------------------------------------------------------------------------

     An interview with Bud Hoops and Jeff Houston (pictured on page 7), portfolio managers on the Benham Bond fund investment team.

HOW DID BENHAM BOND PERFORM DURING THE FISCAL YEAR ENDED OCTOBER 31, 1998?

     The fund produced a solid return but trailed its peer group average. For the year ended October 31, Benham Bond's Investor Class shares returned 6.79%, compared with the 7.72% average return of the 150 "A-Rated Corporate Debt Funds" tracked by Lipper Inc. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHY DID THE FUND UNDERPERFORM THE AVERAGE A-RATED CORPORATE DEBT FUND?

     We look at Benham Bond as primarily a corporate bond fund, so we typically hold more corporate bonds and fewer Treasury securities than many of the funds in our Lipper category. For much of the fiscal year, we kept about two-thirds of the portfolio in corporate bonds, well above the Lipper group average of around 40%. Meanwhile, Treasury holdings were 15% of our portfolio, while the Lipper group averaged 25%.

     Treasury securities were by far the best-performing sector of the U.S. bond market over the past year, so our emphasis on corporate bonds was a disadvantage compared with the Lipper group.

     Another drawback was our holdings of corporate bonds rated BBB, which made up about a quarter of the portfolio. During the past six months, quality was in great demand--that's why Treasury bonds performed so well. In the corporate sector, higher-quality bonds outperformed lower-quality bonds, and BBB-rated bonds in particular trailed A-rated bonds by a wide margin.

     Many of the funds in our Lipper category focus their investments in bonds rated A or higher, so our BBB holdings hurt our performance relative to the category average.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO?

     We extended Benham Bond's duration slightly from 5.0 years to 5.3 years during the fiscal year. (Duration measures the portfolio's sensitivity to changes in interest rates. The longer the fund's duration, the greater the share price fluctuates when interest rates change.)

     As interest rates fell, our longer duration helped the fund earn more gains on its Treasury holdings. This helped offset some of the underperformance of our corporate bond holdings.

DID YOU MAKE ANY ADJUSTMENTS TO THE PORTFOLIO'S CORPORATE HOLDINGS?

     We shifted to a more defensive position in the last six months. We avoided the bonds of companies that had direct exposure to turbulent foreign markets, and we reduced our holdings in industries that are sensitive to slower economic growth, such as financial services companies.

     Instead, we bought the bonds of companies that do most of their business domestically and are in industries that are less affected by economic downturns. Examples include companies in the telecommunications, cable television, and utilities industries.

     Ultimately, though, it didn't matter what types of corporate bonds we owned--they all suffered when the corporate sector got pounded in the third quarter.

[left margin]

"WE LOOK AT BENHAM BOND AS PRIMARILY A CORPORATE BOND FUND, SO WE TYPICALLY HOLD MORE CORPORATE BONDS AND FEWER TREASURY SECURITIES THAN MANY OF THE FUNDS IN OUR LIPPER CATEGORY."

PORTFOLIO AT A GLANCE
                                10/31/98           10/31/97
NUMBER OF SECURITIES               56                46
WEIGHTED AVERAGE
  MATURITY                      10.6 YRS          10.8 YRS
AVERAGE DURATION                 5.3 YRS           5.0 YRS
EXPENSE RATIO (FOR
  INVESTOR CLASS)                 0.80%             0.80%

YIELD AS OF OCTOBER 31, 1998
                                INVESTOR           ADVISOR
                                  CLASS             CLASS
30-DAY SEC YIELD                  5.24%             4.99%

Investment terms are defined in the Glossary on page 41.


20      1-800-345-2021


Benham Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

CAN YOU TALK MORE ABOUT THE MARKET ENVIRONMENT IN THE THIRD QUARTER?

     It was really one of the most extreme periods we've seen since the early 1990s. We typically gauge the attractiveness of corporate bond yields by comparing them to Treasury yields. Historically, corporate bonds have yielded around 75 basis points (0.75%--a basis point equals 0.01%) more than Treasury bonds as compensation for the greater credit risk.

     When this yield difference--known as a spread--widens, corporate bonds look more attractive; when spreads are narrower than this, Treasurys are the better bargain.

     In August, when Russia surfaced as yet another victim of global economic turmoil, many investors finally decided they'd had enough international trauma and scurried for the safest investments they could find--Treasury bonds. It didn't matter what else was out there--if it wasn't a Treasury bond, they didn't want it.

     With huge demand for Treasurys and virtually none for corporates, the yield spread between the two doubled, peaking at around 150 basis points (see the chart on page 4). For many individual issues, the spreads were even wider--some high-quality corporates were yielding as much as 200 basis points more than Treasurys.

     The last time yield spreads were this wide was in 1990, when the economy was in recession. But this time the underlying quality of the bonds and the corporations that issued them hadn't changed; it was all the result of a risk-aversion mentality. Federal Reserve Chairman Alan Greenspan aptly called this behavior a "disengage" from the market.

HOW DID THIS AFFECT YOUR MANAGEMENT OF THE FUND?

     Liquidity (the ability to easily buy and sell bonds) in the corporate and asset-backed markets was almost non-existent, which made it virtually impossible to trade. For example, we tried to sell some AAA-rated asset-backed securities and couldn't get a bid for them. These were top-rated bonds, and no one would touch them.

      The sizable losses at many hedge funds played a big part in the liquidity crunch. These private, often-speculative funds were active traders in the corporate and asset-backed bond markets. After a number of them sustained big losses by betting against Treasury bonds, they became much more conservative, and that took some big investors away from the market.

HAVE MARKET CONDITIONS IMPROVED SINCE THEN?

     A little bit. Liquidity in the corporate market has improved, and the yield spread between corporates and Treasurys has narrowed to about 100 basis points. But it may be a while before we see the once-bitten hedge funds return to the marketplace.

LOOKING AHEAD, WHAT'S YOUR OUTLOOK FOR THE BOND MARKET?

     Interest rates in the U.S. are going to depend on how global economic conditions play out. Overseas, we're seeing some Asian countries, such as Korea and Thailand, possibly reaching the bottom and starting to bounce back from their financial calamities. But we're not out of the woods yet--Russia is still a basket case, Brazil will likely lead Latin America into recession in 1999, and Japan remains unable to work its way out of a decade-long recession.

[right margin]

"WE BOUGHT THE BONDS OF COMPANIES THAT DO MOST OF THEIR BUSINESS DOMESTICALLY AND ARE IN INDUSTRIES THAT ARE LESS AFFECTED BY ECONOMIC DOWNTURNS. EXAMPLES INCLUDE COMPANIES IN THE TELECOMMUNICATIONS, CABLE TELEVISION, AND UTILITIES INDUSTRIES."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF OCTOBER 31, 1998
Corporate Bonds             64%
U.S. Treasury               18%
Asset-Backed                 5%
Mortgage-Backed              4%
Other                        4%

AS OF APRIL 30, 1998
Corporate Bonds             70%
U.S. Treasury               13%
Asset-Backed                 4%
Mortgage-Backed              9%
Other                        4%

Security types are defined on page 41.


                                                 www.americancentury.com      21


Benham Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Domestically, the Fed has cut short-term interest rates three times (most recently in mid-November) in an effort to prevent a recession. Inflation remains extremely low--falling commodities prices, corporate restructuring, and modest wage increases have kept prices from rising.

     Interestingly, the health of the U.S. economy may come down to the performance of the stock market. With excess capacity around the globe, businesses are likely to reduce their capital investments in the coming year. That means economic growth will be even more dependent on consumer spending. And as we've seen this year, consumers tend to spend more money when their stock portfolios are doing well.

     If the Fed is successful in achieving a "soft landing" for the U.S. economy and consumers remain confident--as we expect--corporate bonds should perform very well compared with Treasury securities. The corporate/ Treasury yield spread is still wider than it's been historically, so corporates look very attractive right now.

     The one scenario that would favor Treasurys over corporates is a runaway downtrend in interest rates, which would likely be the result of a full-blown recession and a squeeze on corporate profits. However, we don't think that's going to happen.

GIVEN  YOUR  OUTLOOK,  WHAT ARE YOUR  PLANS  FOR  BENHAM  BOND OVER THE NEXT SIX
MONTHS?

     We plan to maintain our emphasis on non-Treasury securities--corporate bonds, asset-backed securities, and mortgage-backed bonds--which we think will outperform going forward. We've been able to buy bonds issued by great corporations with the biggest yield advantage over Treasurys we've seen in years.

     However, because we expect the economy to slow a little, we'll continue to look toward defensive industries that are not economically sensitive.

[left margin]

"IF THE FED IS SUCCESSFUL IN ACHIEVING A 'SOFT LANDING' FOR THE U.S. ECONOMY AND CONSUMERS REMAIN CONFIDENT--AS WE EXPECT--CORPORATE BONDS SHOULD PERFORM VERY WELL COMPARED WITH TREASURY SECURITIES."

PORTFOLIO COMPOSITION BY CREDIT RATING
                    % OF FUND INVESTMENTS
                   AS OF             AS OF
                 10/31/98           4/30/98
AAA                 35%               32%
AA                   3%                3%
A                   27%               35%
BBB                 27%               28%
BB                   8%               2%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 40 for more information.


22      1-800-345-2021


Benham Bond--Schedule of Investments
--------------------------------------------------------------------------------
OCTOBER 31, 1998

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES--17.9%
                   $4,000  U.S. Treasury Notes, 5.625%,
                              12/31/02                             $  4,189
                    2,500  U.S. Treasury Notes, 5.50%,
                              1/31/03                                 2,610
                    4,000  U.S. Treasury Notes, 7.25%,
                              5/15/04                                 4,544
                    2,000  U.S. Treasury Notes, 7.875%,
                              11/15/04                                2,350
                    5,500  U.S. Treasury Notes, 5.625%,
                              5/15/08                                 5,927
                    2,500  U.S. Treasury Bonds, 7.50%,
                              11/15/24                                3,242
                    3,000  U.S. Treasury Bonds, 5.50%,
                              8/15/28                                 3,158
                                                                 ------------
TOTAL U.S. TREASURY SECURITIES                                       26,020
                                                                 ------------
   (Cost $25,730)

U.S. GOVERNMENT AGENCY SECURITIES--1.4%
                    2,000  Tennessee Valley Authority,
                              6.875%, 12/15/43                        2,076
                                                                 ------------
   (Cost $1,854)

MORTGAGE-BACKED SECURITIES(1)--9.0%
                    4,676  FHLMC Pool #E68681, 6.00%,
                              1/1/13                                  4,701
                      160  FHLMC REMIC, Series 19,
                              Class E PAC, 8.00%, 8/15/19               161
                      423  FHLMC REMIC, Series 116,
                              Class F PAC, 8.50%, 2/15/20               427
                    3,860  FNMA Pool #250452, 6.50%,
                              1/1/26                                  3,893
                      671  FNMA REMIC, Series 1989-35,
                              Class G, 9.50%, 7/25/19                   711
                    3,000  FNMA REMIC, Series 1997-10,
                              Class M SEQ, 6.60%, 8/18/24             3,088
                                                                 ------------
TOTAL MORTGAGE-BACKED SECURITIES                                     12,981
                                                                 ------------
   (Cost $12,615)

ASSET-BACKED SECURITIES(1)--5.3%
                    2,500  AMRESCO, INC., Series 1998-2,
                              Class A4 SEQ, 6.45%,
                              4/25/27                                 2,547
                      420  Money Store (The) Home Equity
                              Trust, Series 1996 D, Class A3
                              SEQ, 6.30%, 11/15/11                      419
                    1,690  United Companies Financial Corp.,
                              Home Equity Loan,
                              Series 1995 D1, Class A2,
                              6.20%, 3/10/14                          1,698

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
                   $3,000  United Companies Financial Corp.,
                              Home Equity Loan,
                              Series 1998 B, Class A4 SEQ,
                              6.22%, 11/15/20                      $  3,035
                                                                 ------------
TOTAL ASSET-BACKED SECURITIES                                         7,699
                                                                 ------------
   (Cost $7,601)

CORPORATE BONDS--64.1%
AEROSPACE & DEFENSE--1.5%
                    2,000  Lockheed Martin Corp., 7.25%,
                              5/15/06                                 2,184
                                                                 ------------
AIRLINES--2.3%
                    3,101  Delta Air Lines, Inc., 7.54%,
                              10/11/11                                3,285
                                                                 ------------
BANKING--15.9%
                    5,000  Citicorp Euro, 7.00%, 1/2/04               5,370
                    2,000  Corestates Capital Corp., 5.875%,
                              10/15/03                                2,047
                    3,000  First Union Corp., 8.77%,
                              11/15/99                                3,123
                    3,000  Mellon Financial Co., 6.00%,
                              3/1/04                                  3,057
                    5,000  National Bank of Canada, 8.125%,
                              8/15/04                                 5,581
                    2,000  Santander Financial Issuances
                              Ltd., 6.375%, 2/15/11                   1,842
                    2,000  Wells Fargo Capital, 7.96%,
                              12/15/26                                2,080
                                                                 ------------
                                                                     23,100
                                                                 ------------
CHEMICALS & RESINS--4.1%
                    5,000  ARCO Chemical Co., 10.25%,
                              11/1/10                                 6,026
                                                                 ------------
COMMUNICATIONS SERVICES--6.2%
                    2,000  Cable & Wireless Communications,
                              6.375%, 3/6/03                          2,042
                    1,350  Cable & Wireless Communications,
                              6.625%, 3/6/05                          1,372
                    2,000  CSC Holdings Inc., 7.25%,
                              7/15/08                                 1,951
                    2,000  MCI WorldCom, Inc., 6.40%,
                              8/15/05                                 2,080
                    1,500  Qwest Communications
                              International Inc., 7.50%,
                              11/1/08 (Acquired 10/28/98,
                              Cost $1,490)(2)                         1,526
                                                                 ------------
                                                                      8,971
                                                                 ------------
COMPUTER SYSTEMS--1.1%
                    1,500  International Business Machines
                              Corp., 7.125%, 12/1/96                  1,639
                                                                 ------------

See Notes to Financial Statements


                                                 www.americancentury.com      23


Benham Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 1998

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
ENERGY (PRODUCTION & MARKETING)--6.2%
                   $3,000  Columbia Gas Systems, 7.42%,
                              11/28/15                             $  3,121
                    2,500  Enron Corp., 6.625%, 11/15/05              2,602
                    3,000  Oryx Energy Co., 8.125%,
                              10/15/05                                3,241
                                                                 ------------
                                                                      8,964
                                                                 ------------
FINANCIAL SERVICES--7.0%
                    2,000  Comdisco, Inc., 6.375%,
                              11/30/01                                2,076
                    3,000  Ford Motor Credit Co., 6.50%,
                              2/28/02                                 3,086
                    2,000  Lehman Brothers Holdings Inc.,
                              6.625%, 11/15/00                        1,993
                    3,000  Paine Webber Group Inc., MTN,
                              7.96%, 4/28/00                          3,061
                                                                 ------------
                                                                     10,216
                                                                 ------------
INSURANCE--4.8%
                    1,000  Delphi Financial Group, Inc.,
                              9.31%, 3/25/27                          1,157
                    3,000  Lincoln National Corp., 9.125%,
                              10/1/04                                 3,569
                    2,000  Zurich Capital Trust I, 8.38%,
                              6/1/37 (Acquired 6/11/97,
                              Cost $2,059)(2)                         2,233
                                                                 ------------
                                                                      6,959
                                                                 ------------
LEISURE--1.5%
                    2,000  Time Warner Inc., 6.85%,
                              1/15/26                                 2,112
                                                                 ------------
METALS & MINING--1.5%
                    2,000  Barrick Gold Corp., 7.50%,
                              5/1/07                                  2,148
                                                                 ------------
PAPER & FOREST PRODUCTS--0.8%
                    1,350  Abitibi-Consolidated Inc., 7.40%,
                              4/1/18                                  1,226
                                                                 ------------
PRINTING & PUBLISHING--2.3%
                    3,000  News America Holdings Inc.,
                              8.50%, 2/15/05                          3,341
                                                                 ------------

Principal Amount           ($ in Thousands)                          Value
--------------------------------------------------------------------------------
REAL ESTATE--5.6%
                   $1,000  Chelsea GCA Realty Partners,
                              7.25%, 10/21/07                       $   996
                    2,000  Price REIT, Inc. (The), 7.125%,
                              6/15/04                                 2,108
                    2,000  Simon DeBartolo Group Inc.,
                              6.625%, 6/15/03 (Acquired
                              6/17/98, Cost $1,995)(2)                1,968
                    3,000  Spieker Properties Inc., MTN,
                              7.58%, 12/17/01                         3,118
                                                                 ------------
                                                                      8,190
                                                                 ------------
TOBACCO--1.1%
                    1,500  Philip Morris Companies Inc.,
                              6.80%, 12/1/03                          1,595
                                                                 ------------
UTILITIES--2.2%
                    3,000  CalEnergy Co. Inc., 7.63%,
                              10/15/07                                3,122
                                                                 ------------
TOTAL CORPORATE BONDS                                                93,078
                                                                 ------------
   (Cost $89,548)

SOVEREIGN GOVERNMENTS & AGENCIES--1.4%
                    2,000  Province of Quebec Bonds,
                              7.125%, 2/9/24                          2,087
                                                                 ------------
   (Cost $1,838)

TEMPORARY CASH INVESTMENTS--0.9%
       1,280,000 Units of Participation in Chase
              Vista Prime Money Market Fund
              (Institutional Shares)                                  1,280
                                                                 ------------
   (Cost $1,280)

TOTAL INVESTMENT SECURITIES--100.0%                                $145,221
                                                                 ============
   (Cost $140,466)

                                               See Notes to Financial Statements


24      1-800-345-2021


Benham Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 1998

NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

MTN = Medium Term Note

(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 1998, was $5,727, which represented 3.9% of net assets.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                                 www.americancentury.com      25


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

OCTOBER 31, 1998                      LIMITED-TERM   INTERMEDIATE-   BENHAM BOND
                                                         TERM
ASSETS                                  (In Thousands Except Per-Share Amounts)
Investment securities, at value
  (identified cost of
  $19,197, $28,804 and $140,466,
  respectively) (Note 3) .............$     19,440   $     29,402   $    145,221
Cash .................................           2            375             64
Receivable for investments sold ......        --             --            1,666
Interest receivable ..................         315            493          2,808
                                      ------------   ------------   ------------
                                            19,757         30,270        149,759
                                      ------------   ------------   ------------
LIABILITIES
Disbursements in excess of
  demand deposit cash ................          54             30            403
Payable for capital shares redeemed ..           4             23             88
Payable for investments purchased ....        --              248          1,490
Accrued management fees (Note 2) .....          11             18            101
Distribution and service fees
  payable (Note 2) ...................        --                1              1
Dividends payable ....................           4              3             27
                                      ------------   ------------   ------------
                                                73            323          2,110
                                      ------------   ------------   ------------
Net Assets ...........................$     19,684   $     29,947   $    147,649
                                      ============   ============   ============
NET ASSETS CONSIST OF:
Capital (par value and
  paid in surplus) ...................$     19,349   $     29,156   $    142,872
Accumulated undistributed net
  realized gain from investment
  transactions .......................          92            193             22
Net unrealized appreciation on
  investments (Note 3) ...............         243            598          4,755
                                      ------------   ------------   ------------
                                      $     19,684   $     29,947   $    147,649
                                      ============   ============   ============
Investor Class, $0.01 Par Value
  ($ and shares in full)
Net assets ...........................$ 18,838,347   $ 26,797,090   $145,496,244
Shares outstanding ...................   1,874,910      2,618,068     14,892,807
Net asset value per share ............$      10.05   $      10.24   $       9.77

Advisor Class, $0.01 Par Value
 ($ and shares in full)
Net assets ...........................$    845,394   $  3,150,202   $  2,152,531
Shares outstanding ...................      84,158        307,752        220,311
Net asset value per share ............$      10.05   $      10.24   $       9.77

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                              See Notes to Financial Statements


26      1-800-345-2021


Statements of Operations
--------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31, 1998          LIMITED-TERM     INTERMEDIATE-    BENHAM BOND
                                                          TERM
INVESTMENT INCOME                                    (In Thousands)
Income:
Interest ............................    $1,187          $1,552           $9,177
                                     -------------   --------------   -------------
Expenses (Note 2):
Management fees .....................     132             173              1,096
Distribution fees -- Advisor Class ..      1               7                 4
Service fees -- Advisor Class .......      1               7                 4
Directors' fees and expenses ........      --              --                1
                                     -------------   --------------   -------------
                                          134             187              1,105
                                     -------------   --------------   -------------
Net investment income ...............    1,053           1,365             8,072
                                     -------------   --------------   -------------

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments ....      92             179               47
Change in net unrealized
  appreciation on investments .......     115             206               699
                                     -------------   --------------   -------------

Net realized and unrealized
  gain on investments ...............     207             385               746
                                     -------------   --------------   -------------

Net Increase in Net Assets
  Resulting from Operations .........    $1,260          $1,750           $8,818
                                     =============   ==============   =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF OPERATIONS--This statement breaks down how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* interest income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized gains or losses

See Notes to Financial Statements


                                                 www.americancentury.com      27


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED OCTOBER 31, 1998 AND OCTOBER 31, 1997

                                            LIMITED-TERM           INTERMEDIATE-TERM           BENHAM BOND
Increase (Decrease) in Net Assets          1998         1997         1998         1997         1998         1997

OPERATIONS                                                      (In Thousands)
Net investment income .............   $   1,053    $     634    $   1,365    $   1,058    $   8,072    $   8,276
Net realized gain on investments ..          92           26          179           19           47          350
Change in net unrealized
  appreciation on investments .....         115           76          206          316          699        2,059
                                      ---------    ---------    ---------    ---------    ---------    ---------
Net increase in net assets
  resulting from operations .......       1,260          736        1,750        1,393        8,818       10,685
                                      ---------    ---------    ---------    ---------    ---------    ---------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income:
  Investor Class ..................      (1,026)        (634)      (1,219)      (1,052)      (7,993)      (8,273)
  Advisor Class ...................         (27)        --           (146)          (6)         (79)          (3)
From net realized gains
from investment transactions:
  Investor Class ..................         (28)        --           --           --           (368)      (1,310)
  Advisor Class ...................        --           --             (1)        --
                                      ---------    ---------    ---------    ---------    ---------    ---------
Decrease in net assets
  from distributions ..............      (1,081)        (634)      (1,365)      (1,058)      (8,441)      (9,586)
                                      ---------    ---------    ---------    ---------    ---------    ---------

CAPITAL SHARE
TRANSACTIONS (NOTE 4)
Net increase (decrease) in
  net assets from capital
  share transactions ..............       4,236        7,075        9,419        4,182       20,229      (16,623)
                                      ---------    ---------    ---------    ---------    ---------    ---------
Net increase (decrease) in
  net assets ......................       4,415        7,177        9,804        4,517       20,606      (15,524)

NET ASSETS
Beginning of year .................      15,269        8,092       20,143       15,626      127,043      142,567
                                      ---------    ---------    ---------    ---------    ---------    ---------
End of year .......................   $  19,684    $  15,269    $  29,947    $  20,143    $ 147,606    $ 127,043
                                      =========    =========    =========    =========    =========    =========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* capital share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

                                              See Notes to Financial Statements


28      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
OCTOBER 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Benham Limited-Term Bond Fund (Limited-Term), American Century - Benham Intermediate-Term Bond Fund (Intermediate-Term), and American Century - Benham Bond Fund (Benham Bond) (the Funds) are three of the twelve series of funds issued by the Corporation. The Funds' investment objective is to seek income by investing in bonds and other debt obligations. The Funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following significant accounting policies are in accordance with generally accepted accounting principles.

     SECURITY VALUATIONS--Portfolio securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     REPURCHASE AGREEMENTS--The Funds may enter into repurchase agreements with institutions the Funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Funds under each repurchase agreement.

     JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS--It is the Funds' policy to distribute all taxable income and realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     ADDITIONAL INFORMATION--Funds Distributor, Inc. (FDI) is the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.


                                                 www.americancentury.com      29


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 1998
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The Corporation has entered into a Management Agreement with ACIM that provides the Funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreements provide that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will by paid by ACIM. The fee is computed daily and paid monthly based on each Fund's class average daily closing net assets during the previous month. The annual management fee for the Investor Class of Limited-Term, Intermediate-Term, and Benham Bond is 0.70%, 0.75% and 0.80%, respectively. The annual management fee for the Advisor Class of Limited-Term, Intermediate-Term and Benham Bond is 0.45%, 0.50% and 0.55%, respectively.

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Plan for the year ended October 31, 1998 for Limited-Term, Intermediate-Term and Benham Bond were $2,544, $13,376 and $7,085, respectively

    Certain officers and directors of the Corporation are also officers and/or directors, and as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM and the Corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

  Investment transactions,  excluding short-term investments, for the year ended
October 31,1998, were as follows:

                                         LIMITED-TERM       INTERMEDIATE-TERM          BENHAM BOND
PURCHASES                                                     (In Thousands)
U.S. Treasury & Agency Obligations ......  $17,691                $19,623                 $68,144
Other Debt Obligations ..................   6,443                 10,385                  41,568

PROCEEDS FROM SALES                                           (In Thousands)
U.S. Treasury & Agency Obligations ......  $14,230                $11,824                 $51,343
Other Debt Obligations ..................   2,995                  8,515                  36,205

  On  October  31,  1998,  the  composition  of  unrealized   appreciation   and
depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                         LIMITED-TERM       INTERMEDIATE-TERM          BENHAM BOND
                                                              (In Thousands)
Appreciation ............................    $297                  $597                   $5,501
Depreciation ............................    (54)                   (5)                    (792)
                                         ------------         ---------------         --------------
Net .....................................    $243                  $592                   $4,709
                                         ============         ===============         ==============
Federal Tax Cost ........................  $19,197               $28,810                 $140,512
                                         ============         ===============         ==============


30     1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 1998
--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

                              LIMITED-TERM           INTERMEDIATE-TERM                 BENHAM
                                  BOND                      BOND                        BOND
                           SHARES      AMOUNT       SHARES        AMOUNT       SHARES        AMOUNT

INVESTOR CLASS                                          (In Thousands)
Shares authorized ........ 100,000                 100,000                    100,000
                          ========                ==========                 ==========
Year ended
October 31, 1998
Sold ..................... 1,763      $ 17,594      1,851       $ 18,810       8,501       $ 83,134
Issued in reinvestment
  of distributions .......    100        999          108         1,093          799         7,783
Redeemed ................. (1,518)    (15,196)      (1,140)      (11,569)      (7,418)      (72,377)
                          --------   ----------   ----------   -----------   ----------   -----------
Net increase .............    345     $  3,397       819        $  8,334       1,882       $ 18,540
                          ========   ==========   ==========   ===========   ==========   ===========

Year ended
October 31, 1997
Sold ..................... 1,315      $13,023        1,569       $ 15,513       5,099       $ 48,694
Issued in reinvestment
  of distributions .......     62        615            95          942          946         9,015
Redeemed .................   (662)     (6,563)      (1,442)      (14,279)      (7,835)     (74,792)
                          --------   ----------   ----------   -----------   ----------   -----------
Net increase (decrease) ..    715       $7,075        222        $  2,176      (1,790)     $(17,083)
                          ========   ==========   ==========   ===========   ==========   ===========

ADVISOR CLASS                                           (In Thousands)

Shares authorized ........ 50,000                   50,000                     50,000
                          ========                ==========                 ==========
Period ended
October 31, 1998(1)
Sold .....................    107      $ 1,072        284        $ 2,873         279        $ 2,721
Issued in reinvestment
  of distributions .......      3           26         14            143           8             80
Redeemed .................    (26)      (259)        (190)       (1,931)        (114)       (1,112)
                          --------   ----------   ----------   -----------   ----------   -----------
Net increase .............   84        $  839        108         $ 1,085         173        $ 1,689
                          ========   ==========   ==========   ===========   ==========   ===========

Period ended
October 31, 1997(2)
Sold .....................   --          --          199         $2,000          61         $ 588
Issued in reinvestment
  of distributions .......   --          --           1             6            1             3
Redeemed .................   --          --           --           --            (14)        (131)
                          --------   ----------   ----------   -----------   ----------   -----------
Net increase .............   --          --          200         $2,006          48         $ 460
                          ========   ==========   ==========   ===========   ==========   ===========

(1) November 1, 1997 through October 31, 1998 for Intermediate-Term and Benham Bond and November 12, 1997 (commencement of sale of the Advisor Class) through October 31, 1998 for Limited-Term.

(2) August 14, 1997 (commencement of sale of the Advisor Class) through October 31, 1997 for Intermediate-Term. August 8, 1997 (commencement of sale of the Advisor Class) through October 31, 1997 for Benham Bond.


                                                 www.americancentury.com      31


Limited-Term Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                       Investor Class
                                                1998           1997           1996          1995       1994(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..   $     9.98     $     9.93     $     9.96    $     9.68    $    10.00
                                          ----------     ----------     ----------    ----------    ----------
Income From Investment Operations

  Net Investment Income ...............         0.55           0.56           0.56          0.56          0.31
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ........................         0.08           0.05          (0.03)         0.28         (0.32)
                                          ----------     ----------     ----------    ----------    ----------
  Total From Investment Operations ....         0.63           0.61           0.53          0.84         (0.01)
                                          ----------     ----------     ----------    ----------    ----------
Distributions
  From Net Investment Income ..........        (0.55)         (0.56)         (0.56)        (0.56)        (0.31)
  From Net Realized Gains on
  Investment Transactions .............        (0.01)          --             --            --            --
                                          ----------     ----------     ----------    ----------    ----------
  Total Distributions .................        (0.56)         (0.56)         (0.56)        (0.56)        (0.31)
                                          ----------     ----------     ----------    ----------    ----------
Net Asset Value, End of Period ........   $    10.05     $     9.98     $     9.93    $     9.96    $     9.68
                                          ==========     ==========     ==========    ==========    ==========
  Total Return(2) .....................         6.58%          6.30%          5.48%         8.89%        (0.08)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............         0.70%          0.69%          0.68%         0.69%         0.70%(3)
Ratio of Net Investment Income
  to Average Net Assets ...............         5.56%          5.63%          5.63%         5.70%         4.79%(3)
Portfolio Turnover Rate ...............           97%           109%           121%          116%           48%
Net Assets, End of Period
  (in thousands) ......................   $   18,838     $   15,269     $    8,092    $    7,193    $    4,375

(1) March 1, 1994 (inception) through October 31, 1994.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements


32      1-800-345-2021


Limited-Term Bond--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                 Advisor Class
                                                                     1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .....................          $  9.97
                                                                    -------
Income From Investment Operations
  Net Investment Income ..................................             0.51
  Net Realized and Unrealized Gain
  on Investment Transactions .............................             0.09
                                                                    -------
  Total From Investment Operations .......................             0.60
                                                                    -------
Distributions
  From Net Investment Income .............................            (0.51)
  From Net Realized Gains on
  Investment Transactions ................................            (0.01)
                                                                    -------
  Total Distributions ....................................            (0.52)
                                                                    -------
Net Asset Value, End of Period ...........................          $ 10.05
                                                                    =======
  Total Return(2) ........................................             6.23%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..................................             0.95%(3)
Ratio of Net Investment Income
  to Average Net Assets ..................................             5.26%(3)
Portfolio Turnover Rate ..................................               97%
Net Assets, End of Period
  (in thousands) .........................................          $   845

(1)  November 12, 1997 (commencement of sale) through October 31, 1998.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements


                                                 www.americancentury.com      33


Intermediate-Term Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                       Investor Class
                                                1998           1997           1996           1995        1994(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ..   $    10.07     $     9.91     $    10.07     $     9.53     $    10.00
                                          ----------     ----------     ----------     ----------     ----------
Income From Investment Operations

  Net Investment Income ...............         0.58           0.59           0.58           0.59           0.34
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ........................         0.17           0.16          (0.06)          0.54          (0.47)
                                          ----------     ----------     ----------     ----------     ----------
  Total From Investment Operations ....         0.75           0.75           0.52           1.13          (0.13)
                                          ----------     ----------     ----------     ----------     ----------
Distributions
  From Net Investment Income ..........        (0.58)         (0.59)         (0.58)         (0.59)         (0.34)
  From Net Realized Gains on
  Investment Transactions .............         --             --            (0.10)          --             --
                                          ----------     ----------     ----------     ----------     ----------
  Total Distributions .................        (0.58)         (0.59)         (0.68)         (0.59)         (0.34)
                                          ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Period ........   $    10.24     $    10.07     $     9.91     $    10.07     $     9.53
                                          ==========     ==========     ==========     ==========     ==========
  Total Return(2) .....................         7.71%          7.87%          5.36%         12.19%         (1.24)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............         0.75%          0.75%          0.74%          0.74%          0.75%(3)
Ratio of Net Investment Income
  to Average Net Assets ...............         5.73%          5.99%          5.90%          6.05%          5.23%(3)
Portfolio Turnover Rate ...............           89%            99%            87%           133%            48%
Net Assets, End of Period
  (in thousands) ......................   $   26,797     $   18,126     $   15,626     $   12,827     $    4,262

(1) March 1, 1994 (inception) through October 31, 1994.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements


34      1-800-345-2021


Intermediate-Term Bond--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                        Advisor Class
                                                     1998           1997(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ........     $   10.07       $    9.96
                                                  ---------       ---------
Income From Investment Operations
  Net Investment Income .....................          0.56            0.12
  Net Realized and Unrealized Gain
  on Investment Transactions ................          0.17            0.11
                                                  ---------       ---------
  Total From Investment Operations ..........          0.73            0.23
                                                  ---------       ---------
Distributions
  From Net Investment Income ................         (0.56)          (0.12)
                                                  ---------       ---------
Net Asset Value, End of Period ..............     $   10.24       $   10.07
                                                  =========       =========
  Total Return(2) ...........................          7.44%           2.33%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .....................          1.00%           1.00%(3)
Ratio of Net Investment Income
  to Average Net Assets .....................          5.48%           6.05%(3)
Portfolio Turnover Rate .....................            89%             99%
Net Assets, End of Period
  (in thousands) ............................     $   3,150       $   2,017


(1) August 14, 1997 (commencement of sale) through October 31, 1997.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements


                                                 www.americancentury.com      35


Benham Bond--Financial Highlights
--------------------------------------------------------------------------------

                                                     FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                                        Investor Class
                                              1998            1997            1996           1995            1994
PER-SHARE DATA
Net Asset Value, Beginning of Year ...   $      9.73     $      9.63     $      9.78     $      8.91     $     10.21
                                         -----------     -----------     -----------     -----------     -----------
Income From Investment Operations
  Net Investment Income ..............          0.57            0.60            0.60            0.61            0.58
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .......................          0.07            0.19           (0.14)           0.87           (1.12)
                                         -----------     -----------     -----------     -----------     -----------
  Total From Investment Operations ...          0.64            0.79            0.46            1.48           (0.54)
                                         -----------     -----------     -----------     -----------     -----------
Distributions
  From Net Investment Income .........         (0.57)          (0.60)          (0.60)          (0.61)          (0.58)
  From Net Realized Gains on
  Investment Transactions ............         (0.03)          (0.09)          (0.01)           --             (0.18)
                                         -----------     -----------     -----------     -----------     -----------
  Total Distributions ................         (0.60)          (0.69)          (0.61)          (0.61)          (0.76)
                                         -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Year .........   $      9.77     $      9.73     $      9.63     $      9.78     $      8.91
                                         ===========     ===========     ===========     ===========     ===========
  Total Return(1) ....................          6.79%           8.57%           4.91%          17.16%          (5.47%)

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............          0.80%           0.80%           0.79%           0.78%           0.88%
Ratio of Net Investment Income
  to Average Net Assets ..............          5.87%           6.25%           6.18%           6.53%           6.07%
Portfolio Turnover Rate ..............            66%             52%            100%            105%             78%
Net Assets, End of Year
  (in thousands) .....................   $   145,496     $   126,580     $   142,567     $   149,223     $   121,012

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These statements itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

                                              See Notes to Financial Statements


36      1-800-345-2021


Benham Bond--Financial Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                        Advisor Class
                                                     1998           1997(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ........     $    9.73        $    9.55
                                                  ---------        ---------
Income From Investment Operations
  Net Investment Income .....................          0.55             0.13
  Net Realized and Unrealized Gain
  on Investment Transactions ................          0.07             0.18
                                                  ---------        ---------
  Total From Investment Operations ..........          0.62             0.31
                                                  ---------        ---------
Distributions
  From Net Investment Income ................         (0.55)           (0.13)
  From Net Realized Gains on
  Investment Transactions ...................         (0.03)            --
                                                  ---------        ---------
  Total Distributions .......................         (0.58)           (0.13)
                                                  ---------        ---------
Net Asset Value, End of Period ..............     $    9.77        $    9.73
                                                  =========        =========
  Total Return(2) ...........................          6.52%            3.27%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .....................          1.05%            1.05%(3)
Ratio of Net Investment Income
  to Average Net Assets .....................          5.62%            5.92%(3)
Portfolio Turnover Rate .....................            66%              52%
Net Assets, End of Period
  (in thousands) ............................     $   2,141        $     462

(1) August 8, 1997 (commencement of sale) through October 31, 1997.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements


                                                 www.americancentury.com      37


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Century - Benham Limited-Term Bond Fund, American Century - Benham Intermediate-Term Bond Fund and American Century
- Benham Bond Fund (collectively the "Funds"), three of the funds comprising American Century Mutual Funds, Inc., as of October 31, 1998, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of American Century - Benham Limited-Term Bond Fund, American Century - Benham Intermediate-Term Bond Fund and American Century - Benham Bond Fund as of October 31, 1998, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Kansas City, Missouri
December 8, 1998


38      1-800-345-2021


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     American Century offers two classes of shares for Limited-Term Bond, Intermediate-Term Bond, and Benham Bond: the Investor Class and the Advisor Class.

      INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

     ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

     Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                 www.americancentury.com      39


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     LIMITED-TERM BOND seeks to provide interest income by investing in a diversified portfolio of fixed-income securities. The fund maintains a weighted average maturity of five years or less.

     INTERMEDIATE-TERM BOND seeks to provide interest income by investing in a diversified portfolio of fixed-income securities. The fund maintains a weighted average maturity of 3-10 years.

     BENHAM BOND seeks to provide interest income by investing in a diversified portfolio of fixed-income securities. The fund has no weighted average maturity limitations, but the fund typically invests in intermediate- and long-term bonds.

COMPARATIVE INDICES

     The indices listed are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The  MERRILL  LYNCH  1- TO  5-YEAR  GOVERNMENT/CORPORATE  INDEX is an index composed of corporate and Treasury debt with an overall maturity of approximately three years. The index consists of approximately 24% corporate debt and 76% government debt. The corporate debt issues are rated BBB or better by Standard & Poor's.

     The LEHMAN INTERMEDIATE GOVERNMENT/CORPORATE INDEX includes the Lehman Government Index and the Lehman Intermediate Corporate Bond Index, which reflect the price fluctuations of U.S. Treasury and government agency securities, corporate bonds, and Yankee bonds with maturities of 1-10 years.

     The LEHMAN AGGREGATE BOND INDEX is composed of the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index. It reflects the price fluctuations of Treasury securities, U.S. government agency securities, corporate bond issues, and mortgage-backed securities.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the funds are:

     SHORT   INVESTMENT-GRADE   DEBT  FUNDS   (Limited-Term   Bond)--funds  with
dollar-weighted average maturities of five years or less that invest at least 65% of their assets in investment-grade debt.

     INTERMEDIATE INVESTMENT-GRADE DEBT FUNDS (Intermediate-Term Bond)-- funds with dollar-weighted average maturities of 5-10 years that invest at least 65% of their assets in investment-grade debt.

     A-RATED CORPORATE DEBT FUNDS (Benham Bond)--funds that invest at least 65% of their assets in government issues or corporate debt issues rated A or better

[left margin]

INVESTMENT TEAM LEADERS
  PORTFOLIO MANAGERS
     BUD HOOPS
     JEFF HOUSTON
  CREDIT RESEARCH MANAGER
     GREG AFIESH

CREDIT RATING GUIDELINES

     CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS STANDARD & POOR'S AND MOODY'S. RATINGS ARE BASED ON AN ISSUER'S FINANCIAL STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

     SECURITIES RATED AAA, AA, A, OR BBB ARE CONSIDERED "INVESTMENT-GRADE" SECURITIES, WHICH MEANS THEY ARE RELATIVELY SAFE FROM DEFAULT. SECURITIES RATED BB OR BELOW ARE CONSIDERED TO HAVE MORE SPECULATIVE CHARACTERISTICS.

     IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.


40      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 32-37.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF FIXED-INCOME SECURITIES

* ASSET-BACKED SECURITIES--debt securities that represent ownership in a pool of receivables, such as credit-card debt, auto loans, and commercial mortgages.

* CORPORATE BONDS--debt securities or instruments issued by companies and corporations. Short-term corporate securities are typically issued to raise cash and cover current expenses in anticipation of future revenues; long-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.

* MORTGAGE-BACKED SECURITIES--debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as "pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that is servicing the mortgages and are "passed through" to investors. While the payments of principal and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.

* U.S. TREASURY SECURITIES--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.
Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years), and bonds (maturing in more than 10 years).


                                                 www.americancentury.com      41


Notes
--------------------------------------------------------------------------------


42      1-800-345-2021

Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      43


Notes
--------------------------------------------------------------------------------


44      1-800-345-2021

[inside back cover]

American Century Funds

Benham Group(reg.sm)
TAXABLE BOND FUNDS
U.S. Treasury & Government
   Short-Term Treasury
   Short-Term Government
   GNMA
   Intermediate-Term Treasury
   Long-Term Treasury
   Inflation-Adjusted Treasury
   Target Maturities Trust: 2000
   Target Maturities Trust: 2005
   Target Maturities Trust: 2010
   Target Maturities Trust: 2015
   Target Maturities Trust: 2020
   Target Maturities Trust: 2025
Corporate & Diversified
   Limited-Term Bond
   Intermediate-Term Bond
   Bond
   Premium Bond
   High-Yield Bond
International
   International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
Multiple-State
   Limited-Term Tax-Free
   Intermediate-Term Tax-Free
   Long-Term Tax-Free
   High-Yield Municipal
Single-State
   Arizona Intermediate-Term Municipal
   California High-Yield Municipal
   California Insured Tax-Free
   California Intermediate-Term Tax-Free
   California Limited-Term Tax-Free
   California Long-Term Tax-Free
   Florida Intermediate-Term Municipal

MONEY MARKET FUNDS
Taxable
   Capital Preservation
   Government Agency Money Market
   Premium Capital Reserve
   Premium Government Reserve
   Prime Money Market
Tax-Free & Municipal
   California Municipal Money Market
   California Tax-Free Money Market
   Florida Municipal Money Market
   Tax-Free Money Market

AMERICAN CENTURY[reg.sm] GROUP
Asset Allocation Funds
   Strategic Allocation: Conservative
   Strategic Allocation: Moderate
   Strategic Allocation: Aggressive
Balanced Fund
   Balanced
Conservative Equity Funds
   Income and Growth
   Equity Income
   Value
   Equity Growth
Specialty Funds
   Utilities
   Real Estate
   Global Natural Resources
   Global Gold
Small Cap Funds
   Small Cap Quantitative
   Small Cap Value

TWENTIETH CENTURY GROUP
Growth Funds
   Select
   Heritage
   Growth
   Ultra
Aggressive Growth Funds
   Vista
   Giftrust
   New Opportunities
International Growth Funds
   International Growth
   International Discovery
   Emerging Markets

GLOBAL
   Global Growth


Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[right margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY MUTUAL FUNDS, INC.


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.


[recycled logo]
Recycled


[back cover]


American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9812                              (c)1998 American Century Services Corporation
SH-BKT-14771                                            Funds Distributor, Inc.

[front cover]
                                                             OCTOBER 31, 1998

ANNUAL REPORT
-----------------
AMERICAN CENTURY

   [graphic of globe, U.S. Currency, and money managers overlooking monitors]

TWENTIETH CENTURY GROUP
-----------------------
NEW OPPORTUNITIES

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century
[inside front cover]

AMERICAN CENTURY BROKERAGE
--------------------------------------------------------------------------------

We're pleased to introduce American Century's new brokerage service, which offers a wide range of investment options and features:

    o FundChoice Service--Invest in over 8,000 no-load and load mutual funds from hundreds of different fund companies, many with no transaction fees

    o Buy individual stocks and bonds

    o 24-hour Internet and automated phone trades are just $24.95 for up to 1,000 shares of stock, and 2 cents per share thereafter

    o Strong research capability
        * Build and track model portfolios
        * Get news, quotes and charts
        * Check free Standard & Poor's stock reports
        * Access Wall Street on Demand(tm), a research service with over 500,000 reports on industry trends, corporate earnings, and mutual fund analysis

    o Track your brokerage account on one easy-to-read statement

    o Unlimited check writing and a Gold MasterCard(reg.tm) ATM/debit card an American Century Brokerage Access AccountSM (minimum $10,000)

To talk with a Brokerage Associate, call 1-888-345-2071.

WHAT'S NEW . . .

               We now have FOUR-PAGE PROFILES of many of our funds. The profiles follow a standard SEC format and allow investors to compare funds easily. You can request a profile or the full prospectus. Full prospectuses contain more detailed fund information and you will continue to receive one after investing.

               In 1999, we will roll out SIMPLIFIED PROSPECTUSES that highlight important information about our funds, including fees and expenses. More technical data will be in the Statement of Additional Information.

On the Cover:

Kevin  Lewis  and  Cindy  Brown  are part of the  investment  group at  American
Century.

[left margin]

TWENTIETH CENTURY GROUP
NEW OPPORTUNITIES
(TWNOX)




Our Message to You
--------------------------------------------------------------------------------

[photo James E. Stower III and James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

   This report covers an investment year filled with sharp contrasts. Many popular market averages set records early in the year, lifted by a healthy economy, low inflation, and widespread market optimism, then tumbled dramatically as the outlook for the U.S. economy and corporate earnings turned pessimistic, almost overnight. The mood swing in market psychology seemed especially sharp after the gains of the last several years--gains that were interrupted by relatively few, and very shallow, downdrafts.

   Often forgotten in the earlier, heady atmosphere, was the wide performance disparity at work in the market. For the year, large stocks outperformed the small stocks by a significant margin. That margin widened in the second half of the year, when small caps dropped sharply in the face of uncertainty over global economic conditions and the strength of the U.S. economy.

   Given the gains of the last several years, and the low market volatility, it is understandable that many investors--especially those who are new to the stock market--might find the broad market price swings we've seen in 1998 fairly stressful. In our experience, these swings are an inevitable, even necessary, part of the investment process. They often set the stage for further advances --which, in fact, we saw in November. But whatever the market's direction, it does not pay to get caught up in its excesses, whether overly optimistic or overly pessimistic. If you have an investment plan, try to stay with it. If you don't have a plan, this might be a good time to develop one.

   Turning to the corporate front, it is our pleasure to announce that Jim Stowers III is now overseeing the management teams of our domestic growth funds:
Growth, Select, Ultra, Heritage, Vista, Giftrust, and New Opportunities. In his new role, Jim will work directly with the equity teams that run the funds' day-to-day operations. This change is yet another important step in our ongoing effort to bring our funds' performance up to shareholders' expectations.

   In addition to his new duties, Jim will continue to head the Ultra portfolio team and will remain American Century's Chief Executive Officer.

   We appreciate your investment with American Century.

Sincerely,
/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer

           TABLE OF CONTENTS

Report Highlights .........................................................    2
Market Perspective ........................................................    3

NEW OPPORTUNITIES
Performance Information ...................................................    5
Management Q & A ..........................................................    6
Portfolio at a Glance .....................................................    6
           Top Ten Holdings ...............................................    7
           Top Five Industries ............................................    7
           Types of Investments ...........................................    8
Schedule of Investments ...................................................    9
Statement of Assets and
           Liabilities ....................................................   11
Statement of Operations ...................................................   12
Statements of Changes
           in Net Assets ..................................................   13
Notes to Financial
           Statements .....................................................   14
Financial Highlights ......................................................   16

OTHER INFORMATION
Independent Auditors'
   Report .................................................................   17
Retirement Account
           Information ....................................................   18
Background Information
Investment Philosophy
           and Policies ...................................................   19
Comparative Indices .......................................................   19
Portfolio Managers ........................................................   19
Glossary ..................................................................   20


                                           www.americancentury.com   1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

o Although stocks set records during the first seven months of the year, a sell-off began in early July and accelerated into October, pulling small stocks lower.

o Until July, the outperformance of a relatively small number of large and midsize stocks masked much weaker returns in the rest of the equity universe.

o Even with the downturn this year, the recession of 1990-1991, and the favoritism shown the most popular large stocks, small stocks have produced respectable results during the '90s. The Russell 2000's average annual return was 11.40% from January 1, 1990, to October 31, 1998, compared to its 20-year average of 14.40%.

o In general, U.S. business is productive and streamlined, which bodes well for the economy. But we are probably in a more moderate phase of the economic cycle--one marked by low inflation and global overcapacity.

o We believe small stocks look relatively inexpensive. Companies with sustainable revenue and earnings growth could turn out to be today's bargains and tomorrow's winners.

NEW OPPORTUNITIES

o    The environment for small stocks was very difficult throughout the year.

o New Opportunities' performance was competitive. Although returns were in negative territory, the fund beat its benchmark, the Russell 2000 Growth Index.

o The fund's competitive performance can be largely attributed to the eclectic nature of its portfolio. New Opportunities holds a number of small companies that are underfollowed by other investment analysts, which limits some of the research "noise" associated with more widely followed companies.

o    Many  of the  fund's  better  individual  contributors  came  from  diverse
     industries,  including  pharmaceuticals,   semiconductors,   biotechnology,
     medical devices, and a video systems developer.

o Technology, communications, and business services also displayed solid earnings growth.

o    Energy, healthcare, and food companies were weak.

o    In  the  past,   small   stocks   have   snapped   back  from   periods  of
     underperformance. We believe New Opportunities is positioned to take advantage of a recovery in the small-cap sector.

[LEFT MARGIN]

"WE BELIEVE SMALL STOCKS LOOK RELATIVELY INEXPENSIVE. COMPANIES WITH SUSTAINABLE REVENUE AND EARNINGS GROWTH COULD TURN OUT TO BE TODAY'S BARGAINS AND TOMORROW'S WINNERS."

        NEW OPPORTUNITIES (TWNOX)
TOTAL RETURNS:              AS OF 10/31/98
    6 Months                  -20.76%*
    1 Year                    -10.17%
NET ASSETs:                $213.5 million
INCEPTION DATE:                12/26/96

* Not annualized.

Investment terms are defined in the Glossary on page 20.


2      1-800-345-2021


Market Perspective from Robert C. Puff, Jr.
--------------------------------------------------------------------------------

[photo Robert C. Puff, Jr.]
Robert C. Puff, Jr., chief investment officer of American Century Investment Management

MARKET PSYCHOLOGY:  THE RETURN OF FEAR

   Sometimes a little pain can go a long way. This was certainly the case over the final four months of our fiscal year (July-October)--a period that marked an abrupt change in market psychology. Financial markets are motivated by greed and fear, and during the '90s, greed has enjoyed a long run. In mid-July, after the S&P 500 peaked, fear returned to the stock market. Its entrance was dramatic, but not terribly surprising. Market declines are a normal part of the investment process. Although they have been notably absent in the 1990s, in prior decades moderate corrections of 10% happened about once a year and more severe corrections of up to 15% occurred about once every two years. A correction in the 20% range occurred roughly every three to four years. On a historical basis, a correction was overdue.

   The decline in the S&P 500 accelerated into early October, propelled by an increasingly restrained outlook for corporate earnings, apprehension about further economic and political deterioration in Southeast Asia and Russia, and stubbornly elevated short-term interest rates in the United States. Serious talk of a U.S. recession also surfaced.

   Money that had been earmarked for the stock market instead sought a safe haven in U.S. Treasurys and a few popular megastocks. Banks pulled back from lending, and professional investors were shaken by the problems at a large, well-known hedge fund. While many of the pros panicked, individual investors generally stayed the course and used the decline as a buying opportunity.

ONCE AGAIN, SIZE MATTERED

   August saw a sharp decline of 14.56% in the S&P 500 Index. Especially disturbing, at least psychologically, was the sell-off in the handful of blue-chip stocks that had accounted for much of the S&P 500's performance during the last several years. In general, the returns of larger stocks have been very impressive compared with small and midsize stocks. From January 1994 through October 1998, large stocks outperformed smaller stocks 14 out of 19 calendar quarters. However, closer analysis revealed that the strong performance of a relatively limited number of blue-chip and midsize companies masked the price deterioration of the vast majority of the other 9,000 stocks traded in the U.S. For example, through September 30 of this year, fewer than 20 of the largest stocks in the S&P 500 Index were responsible for almost 100% of the index's performance. Most stocks were correcting well before the decline in the major market indices began.

A GOOD PLACE TO WORK AND INVEST

   Still, as the chart on page 4 illustrates, U.S. stock returns since 1990 have been robust, even with the recession of 1990-1991 and this year's market decline. The Russell 2000's average annual return from January 1, 1990, to October 31, 1998, was a respectable 11.40%. However, this was below the index's 20-year average of 14.40%. Large stocks posted the most impressive gains during the decade.

[RIGHT MARGIN]

". . . THROUGH SEPTEMBER 30 OF THIS YEAR, FEWER THAN 20 OF THE LARGEST STOCKS IN THE S&P 500 INDEX WERE RESPONSIBLE FOR ALMOST 100% OF THE INDEX'S PERFORMANCE."

MARKET RETURNS
FOR THE YEAR ENDED OCTOBER 31, 1998
S&P 500             21.96%
S&P MIDCAP 400       6.71%
RUSSELL 2000       -11.84%

Source: Lipper Analytical Services, Inc.

These   indices    represent   the   performance   of   large-,    medium-   and
small-capitalization stocks.

[line chart - data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED OCTOBER 31, 1998

                   S&P 500       S&P Mid-Cap 400     Russell 2000
10/31/97           $1.00             $1.00             $1.00
11/30/97           $1.05             $1.01             $0.99
12/31/97           $1.06             $1.05             $1.01
1/31/98            $1.08             $1.03             $0.99
2/28/98            $1.15             $1.12             $1.07
3/31/98            $1.21             $1.17             $1.11
4/30/98            $1.23             $1.19             $1.12
5/31/98            $1.20             $1.14             $1.06
6/30/98            $1.25             $1.15             $1.06
7/31/98            $1.24             $1.10             $0.97
8/31/98            $1.06             $0.90             $0.79
9/30/98            $1.13             $0.98             $0.85
10/31/98           $1.22             $1.07             $0.88

Value as of 10/31/98:
S&P 500                   $1.22
S&P MidCap 400            $1.07
Russell 2000              $0.88


                                                 www.americancentury.com    3


Market Perspective from Robert C. Puff, Jr.
--------------------------------------------------------------------------------
                                                                    (Continued)

     All things considered, the U.S. is a pretty good place to be. We have a sound economy, a stable government, a generally reasonable regulatory environment, and a culture that values creativity and entrepreneurialism. The recent national elections suggest that our political attitudes remain solidly practical and centrist. Our corporate sector is strong and relatively lean. Many businesses have streamlined operations and enhanced productivity via increasingly powerful--and less expensive--technology. Response time to changes in economic activity and product demand is quite low. Economist Adam Smith's "invisible hand" continues to be active in getting businesses to prune, manage costs, and move toward greater efficiencies. Overall, it is a rich, dynamic process.

     The Federal Reserve has done a good job, too. It has kept interest rates stable, but has been reasonable and flexible in its approach, lowering rates three times this fall (its first such move since 1995) to help stimulate the economy.

A DIFFERENT PHASE  OF GROWTH

     We are  probably now in a different,  more  moderate  phase of the economic cycle. There is, quite frankly, too much of almost everything--except understanding. As an example, the global production capacity for automobiles is estimated to be roughly 28-29 million per year, or about 50% higher than demand. Much the same is true for other key commodities, including basic foodstuffs, steel, petrochemicals, and energy. Overcapacity and global competition have eliminated pricing flexibility from the marketplace, and have contributed to the lowest inflation in more than 30 years. Lower interest rates may help the situation, but I doubt they will have much impact on demand, at least right away. Lowering rates at this stage is, in effect, like pushing on a string. Many consumers already have all they need; lower rates won't necessarily induce them to buy more.

     At some point, of course, overcapacity will dissipate as many of the world's economies begin to grow again. There are already signs, for example, of a more responsible approach to the Japanese banking and economic crises. But in the current environment, deflation remains a threat, and countries -- including our own -- may be tempted to fall into the trap of protectionism. U.S. manufacturers have already petitioned for tariffs to counteract the dumping of steel and wheat by foreign producers. Trade with Asia is largely one-way: Ships arrive full at our ports but travel empty on the return trip. If growth slows too much, business will lose enthusiasm for new ventures, and the economy will contract. That is the worst-case scenario, but, in my view, it is not the most likely.

SMALL STOCKS: GROWTH IS INEXPENSIVE

     We have been in a relatively narrow market for the last few years. Should the market broaden, and reward stocks for their earnings strength and not simply for their size, we believe the earnings acceleration discipline will do well. By a number of measures, including price-earnings ratios, growth in the small-cap sector is as inexpensive (with but a few exceptions) as it has been in decades. As always, marginal companies will continue to have problems. However, those smaller firms that have built solid positions in their markets and have deep enough pockets to get past the rough spots could be today's bargains and tomorrow's winners.

[LEFT MARGIN]

"ALL THINGS CONSIDERED, THE U.S. IS A PRETTY GOOD PLACE TO BE. WE HAVE A SOUND ECONOMY, A STABLE GOVERNMENT, A GENERALLY REASONABLE REGULATORY ENVIRONMENT, AND A CULTURE THAT VALUES CREATIVITY AND ENTREPRENEURIALISM."

[line chart - data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FROM JANUARY 1, 1990 TO OCTOBER 31, 1998

                   S&P 500        S&P MidCap 400     Russell 2000
12/31/89            $1.00              $1.00              $1.00
12/31/90            $0.97              $0.95              $0.81
12/31/91            $1.26               $1.42             $1.18
12/31/92            $1.36              $1.59              $1.39
12/31/93            $1.50              $1.82              $1.66
12/31/94            $1.52              $1.75              $1.63
12/31/95            $2.08              $2.29              $2.09
12/31/96            $2.56              $2.73              $2.43
12/31/97            $3.41              $3.61              $2.98
YTD 1998            $3.91              $3.66              $2.59

Value as of 10/31/98:
S&P 500                   $3.91
S&P MidCap 400            $3.66
Russell 2000              $2.59

Source: Lipper Analytical Services, Inc.


4    1-800-345-2021


New Opportunities--Performance
-----------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 1998
                               NEW OPPORTUNITIES   RUSSELL 2000 GROWTH
6 MONTHS(1)                         -20.76%             -23.47%
1 YEAR                              -10.17%             -15.86%
AVERAGE ANNUAL RETURNS
LIFE OF FUND(2)                     -2.52%           -1.48%(3)

(1)  Returns for periods less than one year are not annualized.

(2)  Inception was 12/26/96.

(3) Return since 12/31/96, the date nearest the fund's inception for which data are available.

See pages 19 and 20 for information about the Russell 2000 Growth Index and returns.

[mountain chart - data below]

PERFORMANCE OF $10,000 OVER LIFE OF FUND

               New Opportunities        Russell 2000 Growth Index
12/31/96               $10,000                 $10,000
1/31/97                $9,745                  $10,250
2/28/97                $8,763                  $9,631
3/31/97                $7,957                  $8,951
4/30/97                $7,860                  $8,847
5/31/97                $9,294                  $10,177
6/30/97                $9,962                  $10,522
7/31/97                $10,847                 $11,061
8/31/97                $10,945                 $11,392
9/30/97                $11,712                 $12,301
10/31/97               $10,434                 $11,562
11/30/97               $10,060                 $11,287
12/31/97               $10,316                 $11,294
1/31/98                $10,001                 $11,144
2/28/98                $10,826                 $12,128
3/31/98                $11,455                 $12,636
4/30/98                $11,829                 $12,713
5/31/98                $11,043                 $11,789
6/30/98                $11,633                 $11,909
7/31/98                $11,024                 $10,914
8/31/98                $8,784                   $8,395
9/30/98                $9,117                   $9,247
10/31/98               $9,371                   $9,729

Value on 10/31/98
Russell 200 Growth      $9,729
New Opportunities       $9,371


The chart at left shows the performance of a $10,000 investment in the fund since 12/31/96 while the chart below shows the fund's year-by-year performance. The Russell 2000 Growth Index is provided for comparison. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than the original cost. New Opportunities' total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Russell 2000 Growth Index do not.

[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED OCTOBER 31)

                             10/97          10/98
New Opportunities            6.20%         -10.17%
Russell 2000 Growth Index    15.64%        -15.86%


                                                  www.americancentury.com    5


New Opportunities--Q&A
--------------------------------------------------------------------------------

[photo Chris Boyd and John Seitzer]

Chris Boyd and John Seitzer, portfolio managers on the New Opportunities investment team.

An interview with Chris Boyd and John Seitzer, portfolio managers on the New Opportunities investment team.

WHAT WAS NEW OPPORTUNITIES' RETURN FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1998?

     New Opportunities was down 10.17%. Its benchmark index, the Russell 2000 Growth, which is made up of small growth stocks, lost 15.86% for the year. While no one likes to post negative returns, this has been a very tough year for small-capitalization stocks, and relative to its benchmark, New Opportunities performed reasonably well.

WHAT WERE THE PRIMARY REASONS SMALLER STOCKS STRUGGLED THIS YEAR?

     As we mentioned in the semiannual report, the economic turmoil in Southeast Asia hurt profits and revenues in many industries. When the Asian "flu" began to spread around the world, there was talk of a recession in the U.S., accompanied by an intense search for safe havens, such as U.S. Treasury bonds and the bluest of blue-chip stocks. The general atmosphere was extremely risk-averse. Large, blue-chip stocks had performed well into mid-July, but small and midsize stocks were already in a bear market. They didn't rally until early October, after the Federal Reserve had lowered interest rates and talk of a recession receded. It was a tough environment. Companies whose results fell short of expectations, even slightly, were severely punished. Prices dropped 30-50% --or more--very quickly. The lack of liquidity (or tradability) in the small stock sector only compounded the problem. When stocks sold off, buyers pulled back and prices didn't stabilize until much lower levels. It was one of the most turbulent times we've seen.

WHAT ARE SOME OF THE OTHER FACTORS THAT INFLUENCED RETURNS?

     We believe the portfolio's eclectic nature was one reason we outperformed the index. Our approach is to look for revenue and earnings acceleration in companies that tend to be less closely followed by other investment analysts, which limits some of the "noise" associated with companies that are widely followed. If analysts make a false assumption about a company, investors may overreact if events vary from the "story line." When that happens, stocks can go into a tailspin, and many did this year. The companies we tend to favor are sometimes quite small, and some are in the first phase of growth. They are pure accelerators, because they are starting from the business equivalent of zero. That's a very exciting time. We've also diversified the portfolio by owning more companies than in the past.

CAN YOU DESCRIBE YOUR INVESTMENT APPROACH IN MORE DETAIL?

     Yes. Accelerating revenues and earnings are the foundation of the process, and we look for those features in a wide range of sectors and industries. In some industries, the absolute growth may be somewhat low, but the rate of growth is accelerating and appears to be more sustainable. In other words, we're not just purchasing companies that are growing, say, 50%


[LEFT MARGIN]

"LARGE, BLUE-CHIP STOCKS HAD PERFORMED WELL INTO MID-JULY, BUT SMALL AND MIDSIZE STOCKS WERE ALREADY IN A BEAR MARKET. THEY DIDN'T RALLY UNTIL EARLY OCTOBER, AFTER THE FEDERAL RESERVE HAD LOWERED INTEREST RATES AND TALK OF A RECESSION RECEDED."

PORTFOLIO AT A GLANCE
                         10/31/98          10/31/97
NO. OF COMPANIES            95                 64
MEDIAN P/E RATIO           23.7               28.5
MEDIAN MARKET              $446               $398
  CAPITALIZATION          MILLION            MILLION
PORTFOLIO TURNOVER         147%              118%(1)
EXPENSE RATIO              1.50%            1.49%(2)

(1) For the period from 12/26/96 to 10/31/97.

(2) Annualized

Investment terms are defined in the Glossary on page 20.


6    1-800-345-2021


New Opportunities--Q&A
------------------------------------------------------------------------------
                                                                    (Continued)

a year. We're also trying to find companies with an expanding growth rate, i.e., 15% one quarter, 20% the next, and so on. Oftentimes, these are companies with earnings potential that hasn't been fully recognized by the market and we can get positions in the stock more easily before they appreciate in price.

YOU SAID THE PORTFOLIO WAS ECLECTIC. WERE THERE ANY UNIFYING THEMES OR IDEAS?

     Yes,   there  were  a  few.  We  found   earnings   growth  in  technology,
communications, business services, and medical and drug companies.

     Three of the new top ten holdings are in the medical and drug area. CONMED manufactures and markets medical products. PathoGenesis is a biotech company with a promising new drug to treat cystic fibrosis. Barr Labs develops, manufactures, and markets a broad-based portfolio of generic and proprietary prescription drugs.

     As for business services, many companies continue to look for outside help in solving problems beyond their core business, and we don't believe that trend is going to change any time soon. Using outside vendors allows companies to focus on what they do best; it provides scalability--projects can be expanded or reined in quickly. It also enhances flexibility; resources can be deployed or reallocated more efficiently.

     Technology and communications are now virtually the lifeblood of many businesses. They allow operations to run more efficiently, at significantly lower cost. The same trend we see in our home computers--more and cheaper processing and power leading to expanding applications--applies to commercial technology.

WHICH STOCKS CONTRIBUTED TO RETURNS THIS YEAR?

     They were a diverse group, and many were among our larger positions. Roberts Pharmaceutical and Pinnacle Systems were top contributors. Pinnacle develops video editing systems that allow special computerized effects to be inserted into video streams. New products, markets, and applications helped drive earnings. Roberts Pharmaceutical has done a good job of building its product pipeline by developing its own drugs and by acquiring existing drugs for its sales force to market. Other positive performers include Agribiotech, which researches and genetically breeds lawn turf and grass seeds, and Spine-Tech, a manufacturer of spinal cages--metal columns that are inserted between vertebrae when a disc is removed. Vitesse Semiconductor also performed well. Vitesse produces specialized computer chips for the industrial, automotive, and telecommunications markets. The stock bounced back after declining in the wake of the Asian crisis.

WHICH THEMES DIDN'T WORK OUT AS YOU EXPECTED?

     Energy, restaurants, healthcare, and food gave us problems. Oil prices--and commodities in general--were hurt by the Asian economic slowdown, which dried up demand. Trico Energy Services, an oil service company that does business in the Gulf of Mexico, the North Sea, and Brazil, was a victim of falling prices. Rainforest Cafe, a chain of theme restaurants abruptly lowered sales estimates. Concentra Managed Care, which was building share in the workmen's compensation market by

[right margin]

TOP TEN HOLDINGS
                                % OF FUND INVESTMENTS
                              AS OF              AS OF
                             10/31/98           4/30/98

   PINNACLE
   SYSTEMS, INC.               4.7%              3.6%

   CONMED CORP.                2.4%              1.6%

   HELEN OF TROY LTD.          2.4%              3.0%

   HA-LO INDUSTRIES,
   INC.                        2.4%              1.4%

   KRONOS INC.                 2.2%              1.9%

   PATHOGENESIS CORP.          2.2%              1.3%

   ROBERTS
   PHARMACEUTICAL
   CORP.                       2.0%              2.3%

   AMERICAN ITALIAN
   PASTA CO. CL A               1.9%             2.6%

   SUPERIOR CONSULTANT
   HOLDINGS CORP.              1.9%              1.9%

   BARR LABORATORIES,
   INC.                        1.8%              1.3%


TOP FIVE INDUSTRIES
                                % OF FUND INVESTMENTS
                               AS OF              AS OF
                              10/31/98           4/30/98

      BUSINESS SERVICES
      & SUPPLIES                17.7%             10.2%

      COMPUTER SOFTWARE
      & SERVICES                 8.3%             8.7%

      ELECTRICAL &
      ELECTRONIC
      COMPONENTS                 7.5%             5.7%

      CONSUMER PRODUCTS          5.5%             6.7%

      RETAIL (SPECIALTY)         5.2%             3.5%


                                                  www.americancentury.com    7


New Opportunities--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

acquiring physicians' groups, had trouble finalizing acquisitions of some of its targeted clinics. Among our food holdings, Fine Host and Suiza were disappointments. Fine Host provides food and beverage concessions and catering to large customers, such as recreational and healthcare facilities and convention centers. The Securities and Exchange Commission discovered discrepancies in Fine Host's historical financial statements. Suiza markets milk and dairy products; its stock suffered when butterfat prices spiked higher in September, putting pressure on profit margins.

     Other companies that proved to be disappointments were Applied Graphics, a provider of computerized formatting for the publishing industry, and Kos Pharmaceuticals, a biotech company that has developed a cholesterol-lowering drug with fewer side effects than the competition. However, Kos's drug, Niaspan, generated lower sales than anticipated and Applied Graphics stumbled when management's attention was diverted from its core operations to focus on integrating an acquisition. Finally, NBTY, a manufacturer and marketer of nutritional supplements, ran into increased competition and the stock sold off.

WHAT IS YOUR OUTLOOK HEADING INTO FISCAL 1999?

     Until October, small stocks had taken a drubbing. Many small and midsized companies were selling at valuations not seen in more than a decade. We think this sector will bounce back, and we are continuing to build positions in companies with sustainable revenue and earnings acceleration. Such companies should fare well when smaller stocks return to favor.

[LEFT MARGIN]

"WE THINK THIS SECTOR (SMALL STOCKS) WILL BOUNCE BACK, AND WE ARE CONTINUING TO BUILD POSITIONS IN COMPANIES WITH SUSTAINABLE REVENUE AND EARNINGS ACCELERATION."

[pie charts - data below]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF OCTOBER 31, 1998
Temporary Cash Investments     7%
Common Stocks                 93%

AS OF APRIL 30, 1998
Temporary Cash Invetments       1%
Common Stocks                  99%


8    1-800-345-2021


New Opportunities--Schedule of Investments
--------------------------------------------------------------------------------
OCTOBER 31, 1998

Shares                    ($ in Thousands)                           Value
--------------------------------------------------------------------------------

 COMMON STOCKS -- 92.9%

AEROSPACE & DEFENSE--3.8%
                    7,800  Alliant Techsystems Inc.(1)           $   546
                   53,700  Aviation Sales Co.(1)                   1,786
                   18,000  General Dynamics Corp.                  1,065
                    8,100  Litton Industries, Inc.(1)                528
                   20,200  Newport News Shipbuilding Inc.            531
                   89,600  Nichols Research Corp.(1)               1,798
                    9,500  Raytheon Co. Cl B                         552
                   39,000  Triumph Group, Inc.(1)                  1,263
                                                             -----------
                                                                   8,069
                                                             -----------
AIRLINES--0.5%
                   81,700  Midway Airlines Corp.(1)                1,082
                                                             -----------
AUTOMOBILES & AUTO PARTS--3.2%
                  110,200  Coachmen Industries, Inc.               2,548
                   82,400  Dura Automotive Systems, Inc.(1)        1,962
                   99,200  Tower Automotive, Inc.(1)               2,207
                                                             -----------
                                                                   6,717
                                                             -----------
BIOTECHNOLOGY--3.0%
                   60,000  IDEC Pharmaceuticals Corp.(1)           1,796
                  115,000  PathoGenesis Corp.(1)                   4,614
                                                             -----------
                                                                   6,410
                                                             -----------
BUSINESS SERVICES & SUPPLIES--17.7%
                  101,200  Acxiom Corp.(1)                         2,549
                  105,900  Administaff, Inc.(1)                    3,475
                   63,500  CSG Systems International, Inc.(1)      3,465
                  177,900  HA-LO Industries, Inc.(1)               5,026
                  156,900  International Telecommunication
                             Data Systems, Inc.(1)                 3,751
                   43,500  Kendle International Inc.(1)            1,144
                  130,000  Kroll-O'Gara Company(1)                 3,193
                  113,595  Nova Corp.(1)                           3,280
                   72,300  PAREXEL International Corp.(1)          1,597
                  105,100  Professional Detailing, Inc.(1)         2,496
                  102,700 Steven Myers & Associates, Inc.(1) 1,451 105,500 Superior Consultant Holdings
                             Corp.(1)                              3,930
                  104,400  Sykes Enterprises, Inc.(1)              2,039
                                                             -----------
                                                                  37,396
                                                             -----------
COMMUNICATIONS EQUIPMENT--4.9%
                   67,000  Gilat Satellite Networks Ltd.(1)        3,115
                   16,800  Plantronics, Inc.(1)                      956
                  192,000  Polycom, Inc.(1)                        2,508
                   25,000  Superior TeleCom Inc.                   1,075
                  117,100  Tekelec(1)                              2,097
                   57,500  Terayon Communication Systems,
                             Inc.(1)                                 694
                                                             -----------
                                                                  10,445
                                                             -----------
COMMUNICATIONS SERVICES--2.9%
                   64,000  American Tower Corp. Cl A(1)            1,400
                  131,300  Crown Castle International Corp.(1)     1,686


Shares                    ($ in Thousands)                         Value
--------------------------------------------------------------------------
                   17,500  Exodus Communications, Inc.(1)        $    554
                   43,900  Gemstar International Group Ltd.(1)      2,404
                                                                 ---------
                                                                    6,044
                                                                 ---------
COMPUTER PERIPHERALS--0.6%
                   79,400  Proxim, Inc.(1)                          1,186
                                                                 ---------
COMPUTER SOFTWARE & SERVICES--8.3%
                   41,700  Advantage Learning Systems, Inc.(1)      1,905
                   65,000  AnswerThink Consulting Group,
                             Inc.(1)                                1,259
                   60,000  BEA Systems, Inc.(1)                     1,176
                   30,000  Concord Communications, Inc.(1)          1,110
                   60,100  Deltek Systems, Inc.(1)                  1,059
                  103,000  New Dimension Software Ltd.(1)           2,942
                  102,000  Project Software & Development,
                             Inc.(1)                                1,810
                   62,000  QuadraMed Corp.(1)                       1,285
                   55,300  Rational Software Corp.(1)               1,222
                   27,400  Sapient Corp.(1)                         1,235
                   46,400  Software AG Systems, Inc.(1)               696
                   40,700  Wind River Systems, Inc.(1)              1,795
                                                                 ---------
                                                                   17,494
                                                                 ---------
CONSUMER PRODUCTS--5.5%
                   36,000  Chattem, Inc.(1)                           996
                  344,300  Helen of Troy Ltd.(1)                    5,100
                  280,400  NBTY, Inc.(1)                            2,234
                  161,600  Rayovac Corporation(1)                   3,283
                                                                 ---------
                                                                   11,613
                                                                 ---------
CONTROL & MEASUREMENT--0.8%
                   48,000  Elsag Bailey Process Automation
                             N.V. ADR(1)                            1,758
                                                                 ---------
ELECTRICAL & ELECTRONIC
COMPONENTS--7.5%
                   12,000  Aeroflex Inc.(1)                           135
                   85,800  DII Group, Inc.(1)                       1,260
                  291,400  Pinnacle Systems, Inc.(1)                9,853
                   22,000  Uniphase Corp.(1)                        1,088
                  106,400  Vitesse Semiconductor Corp.(1)           3,438
                                                                 ---------
                                                                   15,774
                                                                 ---------
FOOD & BEVERAGE--4.4%
                  177,500  American Italian Pasta Co. Cl A(1)       4,083
                  128,400  Hain Food Group, Inc. (The)(1)           2,576
                   47,300  Northland Cranberries, Inc.                507
                   25,700  Performance Food Group Co.(1)              614
                   46,100  Suiza Foods Corp.(1)                     1,504
                                                                 ---------
                                                                    9,284
                                                                 ---------
FURNITURE & FURNISHINGS--1.4%
                  107,000  CompX International Inc.(1)              2,060
                   80,400  O'Sullivan Industries
                             Holdings, Inc.(1)                        879
                                                                 ---------
                                                                    2,939
                                                                 ---------
HEALTHCARE--2.1%
                   41,600  AmeriPath Inc.(1)                          538
                   39,900  Chronimed, Inc.(1)                         367
                  137,500  Province Healthcare Co.(1)               3,596
                                                                 ---------
                                                                    4,501
                                                                 ---------

See Notes to Financial Statements


                                                  www.americancentury.com     9


New Opportunities--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 1998

Shares                    ($ in Thousands)                           Value
----------------------------------------------------------------------------
INSURANCE--0.7%
                   28,300  LandAmerica Financial Group, Inc.    $  1,470
                                                               -----------
LEISURE--1.4%
                  117,000  Imax Corporation(1)                     3,005
                                                               -----------
MACHINERY & EQUIPMENT--0.5%
                   40,000  Applied Power Inc.                      1,103
                                                               -----------
MEDICAL EQUIPMENT & SUPPLIES--4.6%
                   20,000  ADAC Laboratories(1)                      590
                  192,900  CONMED Corp.(1)                         5,124
                   52,900  Haemonetics Corp.(1)                    1,141
                   21,000  ResMed Inc.(1)                          1,074
                   46,600  Schein (Henry), Inc.(1)                 1,803
                                                               -----------
                                                                   9,732
                                                               -----------
OFFICE EQUIPMENT & SUPPLIES--2.4%
                   27,800  Daisytek International Corp.(1)           417
                  131,000  Kronos Inc.(1)                          4,634
                                                               -----------
                                                                   5,051
                                                               -----------
PHARMACEUTICALS--3.8%
                  111,200  Barr Laboratories, Inc.(1)              3,802
                  188,000  Roberts Pharmaceutical Corp.(1)         4,183
                                                               -----------
                                                                   7,985
                                                               -----------
PRINTING & PUBLISHING--1.7%
                  103,200  Mail-Well, Inc.(1)                      1,348
                   84,000  Petersen Companies, Inc. (The)
                            Cl A(1)                                2,231
                                                               -----------
                                                                   3,579
                                                               -----------
RESTAURANTS--0.8%
                   98,600  PJ America, Inc.(1)                     1,762
                                                               -----------
RETAIL (APPAREL)--1.4%
                   85,200  Chico's FAS, Inc.(1)                    1,326
                  145,700  DM Management Co.(1)                    1,594
                                                               -----------
                                                                   2,920
                                                               -----------
RETAIL (FOOD & DRUG)--0.6%
                   60,000  Ruddick Corp.                           1,166
                                                               -----------


Shares                    ($ in Thousands)                         Value
-----------------------------------------------------------------------
RETAIL (GENERAL MERCHANDISE)--2.7%

                  253,300  Fred's, Inc.                         $  3,309
                   85,000  ITI Technologies, Inc.(1)               2,460
                                                               -----------
                                                                   5,769
                                                               -----------
RETAIL (SPECIALTY)--5.2%
                   54,800  Action Performance Cos. Inc.(1)         1,617
                  115,000  CSK Auto Corp.(1)                       2,997
                  101,000  Tractor Supply Co.(1)                   2,509
                  154,500  Wilmar Industries, Inc.(1)              3,746
                                                               -----------
                                                                  10,869
                                                               -----------
TEXTILES & APPAREL--0.5%
                   54,000  Quiksilver, Inc.(1)                     1,117
                                                               -----------
TOTAL COMMON STOCKS                                              196,240
                                                               -----------
  (Cost $182,330)

 TEMPORARY CASH INVESTMENTS -- 7.1%
       Repurchase Agreement, BA Security Services,
              Inc., (U.S. Treasury obligations), in a joint
              trading account at 5.42%, dated 10/30/98,
              due 11/2/98 (Delivery value $10,605)                10,600

       Repurchase Agreement, State Street Boston
              Corp., (U.S. Treasury obligations), in a joint
              trading account at 5.35%, dated 10/30/98,
              due 11/2/98 (Delivery value $4,502)                  4,500
                                                               -----------
TOTAL TEMPORARY CASH INVESTMENTS                                  15,100
                                                               -----------
  (Cost $15,100)

TOTAL INVESTMENT SECURITIES--100.0%                             $ 211,340
                                                             ==============
  (Cost $197,430)


FUTURES CONTRACTS                        ($ in Thousands)

                                                  Underlying
                   Expiration     Face Amount      Unrealized
 Purchased            Date         at Value           Gain
------------------------------------------------------------

18 S&P 500          December
  Futures             1998          $4,973           $463
                                ==============================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1)  Non-income producing.

----------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:
o a list of each investment
o the number of shares of each stock
o the market value of each investment
o the percentage of total investments in each industry o the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


10    1-800-345-2021


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
OCTOBER 31, 1998

ASSETS                                  (In Thousands Except Per-Share Amounts)

Investment securities, at value
(identified cost of $197,430) (Note 3) .........................      $ 211,340
Cash ...........................................................            370
Receivable for investments sold ................................          6,432
Receivable for variation margin on futures contracts ...........             39
Dividends and interest receivable ..............................             11
                                                                      ---------

                                                                        218,192
                                                                      ---------
LIABILITIES
Disbursements in excess of demand deposit cash .................            190
Payable for investments purchased ..............................          4,245
Payable for capital shares redeemed ............................             12
Accrued management fees (Note 2) ...............................            254
                                                                      ---------
                                                                          4,701
                                                                      ---------
NET ASSETS .....................................................      $ 213,491
                                                                      =========
CAPITAL SHARES, $0.01 PAR VALUE
Authorized .....................................................        100,000
                                                                      =========
Outstanding ....................................................         44,797
                                                                      =========
NET ASSETS VALUE PER SHARE .....................................      $    4.77
                                                                      =========
NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) ........................      $ 212,826
Accumulated realized loss from investment transactions .........        (13,708)
Net unrealized appreciation on investments (Note 3) ............         14,373
                                                                      ---------
                                                                      $ 213,491
                                                                      =========

----------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the Fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                 www.americancentury.com     11


Statement of Operations
----------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 1998

INVESTMENT LOSS                                                  (In Thousands)
INCOME:
Interest .......................................................       $    579
Dividends (net of foreign taxes withheld of $4) ................            249
                                                                       --------
                                                                            828
                                                                       --------
EXPENSES (Note 2):
Management fees ................................................          3,606
Directors' fees and expenses ...................................              2
                                                                       --------
                                                                          3,608
                                                                       --------
NET INVESTMENT LOSS ............................................         (2,780)
                                                                       --------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3)
Net realized loss on investments ...............................         (9,957)
Change in net unrealized appreciation on investments ...........        (12,322)
                                                                       --------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ................        (22,279)
                                                                       --------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........       $(25,059)
                                                                       ========

----------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

o income earned by investments (dividends and interest)
o management fees and other expenses
o gains or losses from selling investments (known as realized gains or losses)
o gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                              See Notes to Financial Statements


12     1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 1998 AND PERIOD
DECEMBER 26, 1996 (INCEPTION) THROUGH OCTOBER 31, 1997

Increase (Decrease) in Net Assets
                                                          1998            1997
OPERATIONS                                                   (In Thousands)

Net investment loss ............................      $  (2,780)      $  (1,568)
Net realized loss on investments ...............         (9,957)         (3,751)
Change in net unrealized appreciation
on investments .................................        (12,322)         26,695
                                                      ---------       ---------
Net increase (decrease)
in net assets resulting from operations ........        (25,059)         21,376
                                                      ---------       ---------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ......................         45,749         220,830
Payments for shares redeemed ...................        (38,465)        (10,940)
                                                      ---------       ---------
Net increase in net assets
from capital share transactions ................          7,284         209,890
                                                      ---------       ---------
NET INCREASE (DECREASE) IN NET ASSETS ..........        (17,775)        231,266

NET ASSETS
Beginning of year ..............................        231,266            --
                                                      ---------       ---------
End of year ....................................      $ 213,491       $ 231,266
                                                      =========       =========
TRANSACTIONS IN SHARES OF THE FUND
Sold ...........................................          8,852          45,726
Redeemed .......................................         (7,584)         (2,197)
                                                      ---------       ---------
Net increase ...................................          1,268          43,529
                                                      =========       =========

-----------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

o operations--a summary of the Statement of Operations from the previous page for the most recent period

o distributions--income and gains distributed to shareholders

o capital share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------

OCTOBER 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Twentieth Century New Opportunities Fund (the Fund) is one of the twelve series of funds issued by the Corporation. The Fund's investment objective is to seek capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies are in accordance with generally accepted accounting principles.

     SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS-- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FUTURES CONTRACTS--The Fund may enter into stock index futures contracts in order to manage the Fund's exposure to changes in market conditions. One of the risks of entering into futures contracts includes the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS--It is the policy of the Fund to distribute all taxable income and realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     At October 31, 1998, accumulated net realized capital loss carryovers of $12,821,908 (expiring 2005 through 2006) may be used to offset future taxable gains.


14       1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 1998

ADDITIONAL INFORMATION--Funds Distributor, Inc. (FDI) is the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee is 1.50%.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the Corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  investment   securities,   excluding  short-term
investments, totaled $336,829,705 and $337,060,753, respectively.

     As of October 31, 1998, accumulated net unrealized appreciation was $13,949,880, based on the aggregate cost of investments for federal income tax purposes of $202,363,725, which consisted of unrealized appreciation of $25,576,119, and unrealized depreciation of $11,626,239.


                                                www.americancentury.com      15


New Opportunities--Financial Highlights
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                    1998           1997(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ........   $      5.31     $      5.00
                                                -----------     -----------
Income From Investment Operations
  Net Investment Loss .......................         (0.06)          (0.04)
  Net Realized and Unrealized Gain (Loss)
    on Investment Transactions ..............         (0.48)           0.35
                                                -----------     -----------
  Total From Investment Operations ..........         (0.54)           0.31
                                                -----------     -----------
Net Asset Value, End of Period ..............   $      4.77     $      5.31
                                                ===========     ===========
  TOTAL RETURN(2) ...........................        (10.17)%          6.20%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .....................          1.50%           1.49%(3)
Ratio of Net Investment Loss
  to Average Net Assets .....................         (1.16)%    (1.09)%(3)
Portfolio Turnover Rate .....................           147%            118%

Net Assets, End of Period (in thousands) ....   $   213,491     $   231,266

(1)  December 26, 1996 (inception) through October 31, 1997.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

----------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less, if the fund is not five years old).

On a per-share basis, it includes:
o share price at the beginning of the period
o investment income and capital gains or losses
o income and capital gains distributions paid to shareholders
o share price at the end of the period

It also includes some key statistics for the period:

o total return--the overall percentage return of the fund, assuming reinvestment of all distributions
o expense ratio--operating expenses, expressed as a percentage of average net assets
o net income ratio--investment income as a percentage of average net assets
o portfolio turnover--the percentage of the portfolio that was replaced during the period

                                               See Notes to Financial Statements

16          1-800-345-2021


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century - Twentieth Century New Opportunities Fund (the "Fund"), one of the funds comprising American Century Mutual Funds, Inc., as of October 31, 1998, and the related statements of operations for the year then ended and changes in net assets for the year then ended and for the period December 26, 1996 (inception) through October 31, 1997, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Century Twentieth Century New Opportunities Fund as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
December 8, 1998


                                                 www.americancentury.com      17


Retirement Account Information
--------------------------------------------------------------------------------

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


18      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY  AND POLICIES

     The Twentieth Century Group offers 10 equity funds that invest in the stocks of growing companies, both domestically and internationally. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to invest in successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies.

     TWENTIETH CENTURY NEW OPPORTUNITIES generally invests in the securities of small companies that exhibit accelerating growth. Historically, small-cap stocks have been more volatile than the stock of larger, more-established companies. Therefore, the fund is subject to significant price volatility, but offers long-term growth potential.


COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     THE S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

     THE S&P MIDCAP 400 is a capitalization-weighted index of the stocks of the 400 largest leading U.S. companies not included in the S&P 500. Created by Standard & Poor's Corporation, it is considered to represent the performance of mid-cap stocks generally.

     THE RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The index is further broken down into two mutually exclusive value and growth indices. The RUSSELL 2000 GROWTH INDEX, used in this report, measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

[right margin]

PORTFOLIO MANAGERS
NEW OPPORTUNITIES
   CHRIS BOYD, CFA
   JOHN SEITZER, CFA


                                                www.americancentury.com      19


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 16.

INVESTMENT TERMS

* EXPENSE RATIO-- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

*  BLUE-CHIP  STOCKS--  stocks of the most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staples companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Growth Index.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.


20      1-800-345-2021


[inside back cover]

AMERICAN CENTURY FUNDS
-------------------------------------------------------------------------------

BENHAM GROUP(reg.sm)
TAXABLE BOND FUNDS
U.S. TREASURY & GOVERNMENT
       Short-Term Treasury
       Short-Term Government
       GNMA
       Intermediate-Term Treasury
       Long-Term Treasury
       Treasury
       Target Maturities Trust: 2000
       Target Maturities Trust: 2005
       Target Maturities Trust: 2010
       Target Maturities Trust: 2015
       Target Maturities Trust: 2020
       Target Maturities Trust: 2025

CORPORATE & DIVERSIFIED
       Limited-Term Bond
       Intermediate-Term Bond
       Bond
       Premium Bond
       High-Yield Bond

INTERNATIONAL
       International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
MULTIPLE-STATE
       Limited-Term Tax-Free
       Intermediate-Term Tax-Free
       Long-Term Tax-Free
       High-Yield Municipal

SINGLE-STATE
       Arizona Intermediate-Term Municipal
       California High-Yield Municipal
       California Insured Tax-Free
       California Intermediate-Term Tax-Free
       California Limited-Term Tax-Free
       California Long-Term Tax-Free
       Florida Intermediate-Term Municipal

MONEY MARKET FUNDS
TAXABLE
       Capital Preservation
       Government Agency Money Market
       Premium Capital Reserve
       Premium Government Reserve
       Prime Money Market

TAX-FREE & MUNICIPAL
       California Municipal Money Market
       California Tax-Free Money Market
       Florida Municipal Money Market
       Tax-Free Money Market

AMERICAN CENTURY(reg.sm) GROUP
ASSET ALLOCATION
       Strategic Allocation: Conservative
       Strategic Allocation: Moderate
       Strategic Allocation: Aggressive

BALANCED
       Balanced

CONSERVATIVE EQUITY
       Income and Growth
       Equity Income
       Value
       Equity Growth

SPECIALTY
       Utilities
       Real Estate
       Global Natural Resources
       Global Gold

SMALL CAP
       Small Cap Quantitative
       Small Cap Value

TWENTIETH CENTURY GROUP
GROWTH
       Select
       Heritage
       Growth
       Ultra

AGGRESSIVE GROWTH
       Vista
       Giftrust
       New Opportunities

INTERNATIONAL GROWTH
       International Growth
       International Discovery
       Emerging Markets

GLOBAL
       Global Growth

P.O. BOX 419200 Please call for a prospectus or profile on any American Century fund. These documents contain KANSAS CITY, MISSOURI 64141-6200

[right margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:  1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:  1-800-345-8765

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FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY MUTUAL FUNDS INC.

INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

FUNDS DISTRIBUTOR, INC.
(c) 1998 AMERICAN CENTURY SERVICES CORPORATION




[back cover]

American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9812                                                     Funds distributor, Inc.
SH-BKT-14475                      (c)1998 American Century Services Corporation

[front cover]                                                  OCTOBER 31, 1998

ANNUAL REPORT
----------------
AMERICAN CENTURY

                              [graphic of stairs]

BENHAM GROUP
------------------------------------
HIGH-YIELD

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century
[inside front cover]


AMERICAN CENTURY BROKERAGE
--------------------------------------------------------------------------------

     We're pleased to introduce American Century's new brokerage service, which offers a wide range of investment options and features:

     * FundChoice Service--Invest in over 8,000 no-load and load mutual funds from hundreds of different fund companies, many with no transaction fees

     *  Buy individual stocks and bonds

     * 24-hour Internet and automated phone trades are just $24.95 for up to 1,000 shares of stock, and 2 cents per share thereafter

     *  Strong research capability
         *  Build and track model portfolios
         *  Get news, quotes and charts
         *  Check free Standard & Poor's stock reports
         * Access Wall Street on Demand(tm), a research service with over 500,000 reports on industry trends, corporate earnings, and mutual fund analysis

     *  Track your brokerage account on one easy-to-read statement

     * Unlimited check writing and a Gold MasterCard(reg.tm) ATM/debit card with an American Century Brokerage Access AccountSM (minimum $10,000)

To talk with a Brokerage Associate, call 1-888-345-2071.

WHAT'S NEW . . .

     We now have FOUR-PAGE PROFILES of many of our funds. The profiles follow a standard SEC format and allow investors to compare funds easily. You can request a profile or the full prospectus. Full prospectuses contain more detailed fund information and you will continue to receive one after investing.

     In 1999, we will roll out SIMPLIFIED PROSPECTUSES that highlight important information about our funds, including fees and expenses. More technical data will be in the Statement of Additional Information.

[left margin]

BENHAM GROUP
HIGH-YIELD
(ABHIX)
----------------------


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     The year ended October 31, 1998, was an eventful one in global financial markets. Weakening economic and financial conditions, brought on by problems in Asia, Russia, and Latin America, led to significant stock market volatility and a dramatic decline in U.S. interest rates.

     The third quarter of 1998 served as a good example of the markets' extremes. Several major U.S. stock indices hit record highs in mid-July before plunging almost 20% in the following six weeks. In the bond market, heavy demand for the safety of Treasury bonds pushed yields down to their lowest levels ever.

     This volatile market environment illustrates the importance of a diversified investment portfolio. As we saw in the summer and fall of 1998, diversifying your assets among stocks, bonds, and money market funds can help your portfolio weather changes in the economic or investment climate.

     High-yield corporate bonds--which act like a mix of stocks and bonds and tend to follow movements in small-cap stocks--were hit by the same factors that weighed on equities. Those difficult few months led high-yield bonds to produce mildly negative returns for the year.

     However, high-yield bonds generally held up better than the stocks of small companies who issue them. For example, during the stock market's decline between July and October, the American Century-Benham High-Yield Fund fell only about half as far as the Russell 2000 index, a popular measure of small-stock performance.

     On the corporate front, we have a substantial effort underway to prepare American Century's computer systems for the year 2000. Throughout 1999, our team of technology professionals will be extensively testing our systems, including those involved with dividend payments.

     As we celebrate our 40th anniversary, we wish to thank you for your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

               Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
   Credit Review ..........................................................    5
HIGH-YIELD
   Performance Information ................................................    6
   Management Q&A .........................................................    7
   Schedule of Investments ................................................   10
FINANCIAL STATEMENTS
   Statement of Assets and
   Liabilities ............................................................   13
   Statement of Operations ................................................   14
   Statements of Changes
   in Net Assets ..........................................................   15
   Notes to Financial
   Statements .............................................................   16
   Financial Highlights ...................................................   18
   Independent Auditors'
   Report .................................................................   19
OTHER INFORMATION
   Retirement Account
   Information ............................................................   20
   Background Information
      Investment Philosophy
      and Policies ........................................................   21
      Comparative Indices .................................................   21
      Lipper Rankings .....................................................   21
      Credit Rating
      Guidelines ..........................................................   21
      Investment Team
      Leaders .............................................................   21
   Glossary ...............................................................   22


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* High-yield corporate bonds produced negative returns for the year ended October 31, 1998. Global economic turmoil, steep losses in the stock market, and a flight of capital out of risky investments caused the losses

* As a result of market declines, investment banks and brokers refused to build bond inventories. This reduced liquidity (made buying and selling high-yield bonds much more costly), contributing to even steeper losses.

* The difference in yield between Treasurys and high-yield bonds widened from historical lows to levels not seen since the recession of the late '80s and early '90s, making high-yield securities attractive buys in late October.

CREDIT REVIEW

* Losses in the high-yield market weren't caused by a decline in credit quality--the default rate remained below 3% despite the lack of liquidity in the market.

* The low default rate reflects the general health of the U.S. economy, which grew at a 3.9% annual rate during the third quarter.

* Default rates were also kept low by easy access to capital from the high-yield market and commercial banks through the first half of 1998; however, capital grew harder to come by in the third quarter as high-yield issuance dried up and banks tightened their underwriting standards.

* American Century's corporate credit research team plays a vital part in the management of the High-Yield fund. Their careful credit analysis paid off over the last year--none of the bonds in the portfolio defaulted.

MANAGEMENT Q&A

* The High-Yield fund had a negative return for the fiscal year ended October 31, 1998, reflecting the difficult investment environment between August and October.

* The fund underperfomed its Lipper category average and benchmark because of overweightings in finance and telecommunications bonds, two hard-hit sectors of the market.

* Finance bonds suffered price declines because investors worried that a few high-profile bankruptcies in the sector might translate into widespread defaults.

* Telecommunications bond prices fell along with stocks--lower stock prices reflect investor concerns about slower corporate profit growth, which could get in the way of a company's ability to make interest and principal payments on its bonds.

* The third-quarter selloff was painful in the short run, but it may prove a blessing in disguise. The downturn will likely restore some discipline to the market.

* We have a generally positive outlook for the market--credit quality remains good, while yields have soared.

* Going forward, we'll continue to use a credit-intensive approach to security selection, looking for the best relative values in the market. Despite their underperformance, we think it makes sense to continue to hold our finance and telecommunications bonds.

[left margin]

"THE DIFFERENCE IN YIELD BETWEEN TREASURYS AND HIGH-YIELD BONDS WIDENED FROM HISTORICAL LOWS TO LEVELS NOT SEEN SINCE THE RECESSION OF THE LATE '80S AND EARLY '90S, MAKING HIGH-YIELD SECURITIES ATTRACTIVE BUYS IN LATE OCTOBER."

                HIGH-YIELD
                 (ABHIX)
TOTAL RETURNS:          AS OF 10/31/98
    6 Months                  -10.90%*
    1 Year                      -4.09%
NET ASSETS:              $32.2 million
30-DAY SEC YIELD:               10.36%
INCEPTION DATE:                9/30/97

* Not annualized.

See Total Returns on page 6.
Investment terms are defined in the Glossary on page 22.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
/photo of Randall W. Merk/
Randall W. Merk, director of fixed-income investing at American Century

HIGH-YIELD BOND PRICES FALL

     High-yield bonds suffered through a difficult period in the year ended October 31, 1998, when the DLJ High-Yield Index fell 2.65%. Prices on high-yield bonds declined even though interest rates hit record lows. Turmoil in foreign economies and financial markets, a threatened credit crunch, and a rapid downdraft in the stock market hurt high-yield corporate bonds, which act like a mix of stocks and bonds.

GLOBAL ECONOMIC TURMOIL

     A series of financial crises around the world threatened to apply the brakes to global economic growth. Financial and economic problems that first surfaced in Asia in late 1997 mushroomed in 1998. By mid-1998, the "Asian contagion" had spread to Russia, which devalued its currency and defaulted on government debt. In Latin America, Venezuela and Brazil tried to fend off their own currency devaluations.

     Global economic problems wreaked havoc on stock and bond markets worldwide. Investors grew concerned about the outlook for the U.S. economy and for corporate profits. As a result, the U.S. stock market fell sharply between mid-July and early October--several major stock indices declined 20% or more.

FALLING INTEREST RATES

     The biggest beneficiary of this turmoil was the U.S. Treasury market. Faced with uncertain financial markets, investors abandoned all but the safest and most liquid investments--U.S. Treasury securities.

     In addition, many international bond traders and hedge funds began buying back Treasurys in August to unwind "short" positions. These investors had profited from owning emerging-market and high-yield U.S. corporate debt securities and hedging those investments with Treasury bonds.

     But those trades fell apart in the third quarter of 1998, when emerging-market and high-yield bond prices plummeted while Treasury prices rose sharply. Hedge funds were forced to sell their high-yield debt at any price and buy back Treasurys. As demand for Treasurys surged, the yield on the 30-year Treasury bond fell below 5% for the first time ever, ultimately reaching a record low of 4.71% in early October (see the graph at right).

THREATENED CREDIT CRUNCH

     At the same time hedge funds were liquidating their high-yield bond positions, investment banks and brokers pulled in their capital lines. Brokers typically help provide market liquidity by taking positions in securities and selling bonds out of inventory. But when faced with mounting losses, they wouldn't build bond inventories. That made it more difficult to buy and sell high-yield bonds, contributing to even steeper losses in the high-yield market.

[right margin]

"TURMOIL IN FOREIGN ECONOMIES AND FINANCIAL MARKETS, A THREATENED CREDIT CRUNCH, AND A RAPID DOWNDRAFT IN THE STOCK MARKET HURT HIGH-YIELD CORPORATE BONDS,
WHICH ACT LIKE A MIX OF STOCKS AND BONDS."

[line chart - data below]

TREASURY YIELD CURVE

Years to Maturity       10/31/97         4/30/98         10/31/98
1                        5.340%          5.370%          4.170%
2                        5.600%          5.560%          4.110%
3                        5.681%          5.600%          4.350%
4                        5.740%          5.660%          4.380%
5                        5.710%          5.630%          4.220%
6                        5.775%          5.680%          4.365%
7                        5.840%          5.730%          4.510%
8                        5.837%          5.710%          4.540%
9                        5.833%          5.690%          4.570%
10                       5.830%          5.670%          4.600%
11                       5.867%          5.705%          4.673%
12                       5.904%          5.740%          4.746%
13                       5.941%          5.775%          4.819%
14                       5.978%          5.810%          4.892%
15                       6.015%          5.845%          4.965%
16                       6.052%          5.880%          5.038%
17                       6.089%          5.915%          5.111%
18                       6.126%          5.950%          5.184%
19                       6.163%          5.985%          5.257%
20                       6.200%          6.020%          5.330%
21                       6.195%          6.013%          5.312%
22                       6.190%          6.006%          5.294%
23                       6.185%          5.998%          5.276%
24                       6.180%          5.991%          5.258%
25                       6.175%          5.984%          5.240%
26                       6.170%          5.977%          5.222%
27                       6.165%          5.970%          5.204%
28                       6.160%          5.964%          5.186%
29                       6.155%          5.957%          5.168%
30                       6.150%          5.950%          5.150%

Source: Bloomberg Financial Markets


                                                  www.americancentury.com      3


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
                                                                     (Continued)

     These factors raised the possibility of a "credit crunch"--when the cost of borrowing increases dramatically and banks and bond buyers tighten their lending criteria. Tighter credit is bad for high-yield bond issuers, many of which must borrow periodically to help finance operations. In a severe credit crunch, these companies would have had trouble borrowing at any rate.

     With global capital markets at a standstill and a full-blown credit crunch looming, the Federal Reserve lowered short-term interest rates three times in seven weeks beginning in late September--its first rate cuts in nearly three years. The rate cuts helped boost investor confidence and ease the crisis by lowering borrowing costs.

YIELD SPREADS WIDEN

     As Treasury bond prices rose and high-yield prices plummeted, the yield difference--or spread--between Treasurys and high-yield bonds widened dramatically (see the graph at left). The spread is important: it measures the risk premium between Treasurys, the safest investments, and high-yield bonds.

     The high-yield/Treasury spread was as narrow as 350 basis points (a basis point equals 0.01%, so 350 basis points equals 3.50%) in July. But spreads widened sharply beginning in August, shooting out to as wide as 735 basis points (7.35%) in October. That's the widest yield spread since the recession of the late '80s and early '90s. That widening spread made high-yield bonds good buys in late October.

SUPPLY AND DEMAND

     Demand for high-yield bonds was strong through the first half of 1998. Supply also surged, thanks to falling interest rates and healthy demand. In just the first seven months of 1998, about $120 billion in new high-yield bonds came to market, shattering the previous record of $100 billion for all of 1997.

     That situation reversed dramatically in late July as investors fled risky investments and new debt issuance ground to a halt. New issuance resurfaced in late October, after the Fed's rate cuts helped ease fears of widespread defaults and investors were drawn back to the market by attractive yields.

[left margin]

"AS TREASURY BOND PRICES ROSE AND HIGH-YIELD PRICES PLUMMETED, THE YIELD DIFFERENCE--OR SPREAD--BETWEEN TREASURYS AND HIGH-YIELD BONDS WIDENED DRAMATICALLY."

[line chart - data below]

HIGH-YIELD/TREASURY YIELD SPREAD
                in basis points
           (a basis point equals 0.01%)
'92                   490
'93                   405
'94                   420
'95                   477
'96                   342
'97                   359
1/98                  366
2/98                  349
3/98                  345
4/98                  357
5/98                  384
6/98                  409
7/98                  400
8/98                  617
9/98                  687
10/98                 735

This chart shows the yield difference, or spread, between the bonds in the DLJ High Yield Index and 10-year Treasury securities.

Source: Donaldson, Lufkin & Jenrette


4      1-800-345-2021


Credit Review
--------------------------------------------------------------------------------

HEALTHY CREDIT CONDITIONS...
FOR NOW

     Even though the high-yield market slumped from August to October, credit quality remained surprisingly positive. Instead, it was a lack of liquidity that hurt high-yield bonds. Investors worried that tighter credit would spark a series of defaults, but through October, the mass defaults investors feared did not materialize.

     Even as the market hit its lows in October, the default rate on high-yield bonds remained below 3%. That compares with a default rate of nearly 10% at the height of the recession in the early 1990s.

     The current low default rate reflects the fact that the U.S. economy remains quite healthy despite turmoil in the global economy. The U.S. economy expanded at a very solid 3.9% annual rate during the third quarter of 1998. That compares with a 5.6% annual pace in the first quarter and a 1.8% rate in the second quarter. Strong growth is good for credit quality because it keeps corporate earnings high, increasing companies' ability to service their debts.

     Healthy growth in the U.S. economy also led to further credit upgrades during the year. However, upgrades tapered off somewhat in the third quarter as global economic growth began to slow.

     As discussed in the previous report six months ago, default rates were kept low in part by issuers' easy access to capital from commercial banks and the high-yield bond market. Through mid-July, even companies that failed to meet their projected budgets were able to go back to the market or to commercial banks for additional financing. That situation reversed in the third quarter. New high-yield issuance came to a halt as investment capital was pulled out of riskier bonds.

     However, the Federal Reserve avoided a full-blown credit crunch by cutting short-term interest rates and urging banks to continue lending. So while credit remains tighter than in the first half of 1998, solid high-yield companies can easily borrow funds.

HIGH-YIELD CREDIT RESEARCH TEAM

     Credit analysis plays a vital part in the management of the High-Yield fund--the corporate credit research team carefully evaluates every security considered for the portfolio. To strengthen that credit-intensive approach, American Century expanded the corporate credit research team over the past year, bringing the total number of analysts to ten. Careful credit research has paid off--none of the portfolio holdings have defaulted, despite the extreme lack of liquidity in the market.

[right margin]

"DESPITE THE SLUMP IN HIGH-YIELD BOND PRICES FROM AUGUST TO OCTOBER, CREDIT QUALITY REMAINED SURPRISINGLY POSITIVE."

CORPORATE CREDIT RESEARCH TEAM
  DIRECTOR:
    GREG AFIESH
  HIGH-YIELD ANALYSTS:
    MICHAEL DIFLEY
    TANYA FLEISCHER
  CORPORATE  CREDIT ANALYSTS:
    DANIEL BAKER
    KALPESH DADBHAWALA
    ED GRANT
    KRISTINE IWAFUCHI
    LYNDA LOWRY
    SUDHA MANI
    GINA SANCHEZ
    TOM VAIANA


                                                  www.americancentury.com      5


High-Yield--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 1998

                                    INVESTOR CLASS (INCEPTION 9/30/97)
                                    DLJ HIGH YIELD     HIGH CURRENT YIELD FUNDS(2)
                       HIGH-YIELD       INDEX       AVERAGE RETURN    FUND'S RANKING
----------------------------------------------------------------------------------
6 MONTHS(1)             -10.90%        -8.05%           -9.09%              --
1 YEAR                   -4.09%        -2.65%           -3.35%        152 OUT OF 235
----------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
LIFE OF FUND             -4.10%        -2.77%           -3.51%        144 OUT OF 230

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 21-22 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain chart - data below]

PERFORMANCE OF $10,000 OVER LIFE OF FUND
Value on 10/31/98
DLJ High Yield Index      $9,722
High-Yield                $9,556

                     High-Yield          DLJ High Yield Index
DATE                    VALUE                  VALUE
9/30/97                $10,000                $10,000
10/31/97               $9,963                 $9,987
11/30/97               $10,044                $10,072
12/31/97               $10,174                $10,172
1/31/98                $10,437                $10,329
2/28/98                $10,491                $10,412
3/31/98                $10,667                $10,529
4/30/98                $10,718                $10,574
5/31/98                $10,729                $10,582
6/30/98                $10,717                $10,595
7/31/98                $10,781                $10,678
8/31/98                $10,097                $9,953
9/30/98                $9,947                 $9,929
10/31/98               $9,556                 $9,722

$10,000 investment made 9/30/97

The chart at left shows the performance of a $10,000 investment over the life of the fund. The DLJ High Yield Index is provided for comparison. High-Yield's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return of the index does not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


6      1-800-345-2021


High-Yield--Q&A
--------------------------------------------------------------------------------
/photo of Theresa Fennell/
     An interview with Theresa Fennell, a portfolio manager on the High-Yield fund investment team.

HOW DID HIGH-YIELD PERFORM DURING THE FISCAL YEAR ENDED OCTOBER 31, 1998?

     The fund's return reflected the difficult investment environment for high-yield bonds, particularly in the third quarter of 1998. For the year, High-Yield returned -4.09%. The fund's losses occurred between August and October. By comparison, the 235 "High Current Yield Funds" tracked by Lipper Inc. produced a -3.35% average return for the one-year period. The DLJ High Yield Index returned -2.65% for the same period. (See the Total Returns table on the previous page for additional fund performance comparisons.)

WHY DID THE FUND UNDERPERFORM?

     High-Yield underperformed its Lipper category average and benchmark for the year because the portfolio was overweighted in finance and telecommunications bonds, two of the hardest-hit sectors of the market. Virtually all of the underperformance happened in the last few months, when these two sectors fell sharply.

     For comparison, if you look at the portfolio's relative performance through July, when the market peaked, you get a different picture--from its inception on September 30, 1997, to the end of July, High-Yield's total return was 7.89%, compared with a return of 6.46% for the Lipper category average.

LET'S START WITH FINANCE. WHY DID THAT SECTOR UNDERPERFORM?

     Some of the hardest-hit companies in the finance industry were commercial mortgage lenders. These companies take commercial mortgage loans, bundle them together into bonds, and issue them as high-yield commercial mortgage-backed securities (CMBS). As part of their business, they "short" Treasury bonds to hedge their exposure to high-yield CMBS. That was a very difficult position to be in over the last few months, when the difference in yield between Treasurys and high-yield CMBS widened dramatically (see the Market Perspective on pages 3 and 4).

     Tighter lending standards caused a few high-profile mortgage lenders to go bankrupt, scaring investors away from the entire high-yield finance sector. As a result, several of the finance-related securities in the portfolio suffered steep price declines despite the fact that none of them went bankrupt--banks and all types of finance companies suffered unfairly from guilt by association.

     We think the losses in this sector were a result of investor overreaction. The price declines these bonds suffered ignore the fundamentals of the commercial mortgage-lending market, where default rates on loans are low and building occupancy rates are high. What's more, the Federal Reserve (the U.S. central bank) began lowering rates in September specifically to head off a credit crunch. By directly addressing the lack of liquidity in the market, the Fed helped ease the pressure on these finance companies.

[right margin]

"THE FUND'S RETURN REFLECTED THE DIFFICULT INVESTMENT ENVIRONMENT FOR HIGH-YIELD BONDS, PARTICULARLY IN THE THIRD QUARTER OF 1998."

PORTFOLIO AT A GLANCE
                           10/31/98           10/31/97
NUMBER OF SECURITIES          65                32
WEIGHTED AVERAGE
MATURITY                    7.0 YRS           6.9 YRS
AVERAGE DURATION            5.5 YRS           5.0 YRS
EXPENSE RATIO                0.90%            0.90%*

* Annualized.

YIELD AS OF OCTOBER 31, 1998
30-DAY SEC YIELD            10.36%

Investment terms are defined in the Glossary on page 22.


                                                  www.americancentury.com      7


High-Yield--Q&A
--------------------------------------------------------------------------------
                                                                     (Continued)

WHY WERE TELECOMMUNICATIONS BONDS SO HARD HIT?

     Keep in mind that high-yield securities act like a mix between stocks and bonds. Telecommunications company stock prices fell sharply in recent months. Falling stock prices reflect concerns about a company's profitability or earnings growth. Slower-than-expected earnings growth could impair a company's ability to make interest and principal payments on its bonds.

     Telecommunications bonds were also affected by lower stock prices because building and maintaining a communication network is very capital intensive. One way companies finance their business development plans is by issuing stock. Lower prices make that option much more expensive or even impossible.

     In addition, many high-yield telecomunications bonds are issued as zero-coupon bonds for a number of years. Zeros tend to be more volatile than interest-bearing bonds. (Telecommunications bonds are often issued as zeros for their first few years because these companies are young and lack regular revenues, so they can't yet make large interest payments.)

DID THE LACK OF MARKET LIQUIDITY HAVE AN EFFECT ON TELECOMMUNICATIONS BONDS?

     Yes. The high-yield market saw virtually no new issuance from August to about mid-October. Many telecommunications companies are in their infancy and need access to the high-yield market to successfully execute their business plans. But with the global economy in turmoil, stock prices falling, and the high-yield market effectively shuttered, the outlook for the telecommunications sector was far from certain. That contributed to price declines for high-yield telecommunications bonds.

YOU KEPT A PORTION OF ASSETS IN BONDS ISSUED BY ENERGY AND PAPER COMPANIES (SEE THE TOP FIVE INDUSTRIES TABLE AT LEFT). WHAT'S THE ATTRACTION?

     We view our commodity holdings as a value play, and with the global economy in turmoil and oil prices hitting 12-year lows, this sector looks relatively cheap right now. When we see better global growth, we could get stronger demand for basic materials and energy products. That scenario would benefit these bonds. However, we don't expect an immediate rebound in commodity prices.

     We think taking a position in commodities now makes sense because price movements in this sector tend to be rapid, making it difficult to get in once a rebound in prices starts. Instead, we're buying these bonds at attractive prices, holding names we think can weather this low-price environment. In the meantime, we're content to hold these bonds and collect their interest coupons, many of which are in excess of 10%.

HOW DOES THE PORTFOLIO'S YIELD COMPARE?

     The fund delivered a better-than-average yield. As of October 31, High-Yield's 30-day SEC yield was 10.36%. That compares favorably with the 9.55% average yield of the funds in Lipper's high-yield category. Of course, the yield will fluctuate as interest rates, fund holdings, and share price change.

[left margin]

"FALLING STOCK PRICES ARE BAD FOR HIGH-YIELD BONDS BECAUSE LOWER STOCK PRICES REFLECT CONCERNS ABOUT A COMPANY'S PROFITABILITY OR EARNINGS GROWTH."

TOP FIVE INDUSTRIES (AS OF 10/31/98)
                                     % OF FUND INVESTMENTS
TELEPHONE COMMUNICATIONS                   11.5%
WIRELESS COMMUNICATIONS                     8.8%
ENERGY (PRODUCTION &
  MARKETING)                                8.2%
MACHINERY & EQUIPMENT                       6.8%
PAPER & FOREST PRODUCTS                     6.2%

TOP FIVE INDUSTRIES (AS OF 4/30/98)
                                     % OF FUND INVESTMENTS
PAPER & FOREST PRODUCTS                     9.8%
TELEPHONE COMMUNICATIONS                    8.1%
WIRELESS COMMUNICATIONS                     6.8%
ENERGY (PRODUCTION &
  MARKETING)                                6.1%
BUSINESS SERVICES & SUPPLIES                6.0%


8      1-800-345-2021


High-Yield--Q&A
--------------------------------------------------------------------------------
                                                                     (Continued)

DID YOU MAKE ANY CHANGES TO THE PORTFOLIO'S DURATION?

     Not really. We kept the duration--a measure of the portfolio's sensitivity to interest rate changes--steady at 5.5 years over the last six months. Rather than make big bets on the direction of interest rates, we try to add value through careful credit analysis and security selection.

HIGH-YIELD BONDS ENDURED A VERY DIFFICULT FEW MONTHS. DID ANY POSITIVES COME OUT OF THAT EXPERIENCE?

     Though it was painful in the short run, the sell-off may prove to be a blessing in disguise--it's likely to wring some of the excesses from the market. We've discussed in past reports our concern that investors were being too lax about credit standards and were accepting speculative bond offerings. This downturn should restore some discipline to the market. Also, we're unlikely to see hedge funds make such aggressive bets on risky high-yield and emerging-market bonds in the future. That could make for less-dramatic price swings during market declines.

WHAT'S YOUR OUTLOOK FOR THE MARKET?

     We're generally positive on the market. The high-yield sector's recent decline was caused more by technical market factors than by economic fundamentals. As a result, we think high-yield bonds represent very good values right now. Yields are much higher today than they were six months ago with about the same credit risk--the default rate remains below 3%, while bond yields are now up around 10%. Those attractive values have already started to lure investors back to the market--in early November alone, mutual fund investors put $3.6 billion to work in high-yield bonds, according to AMG Services.

     Another way to look at the relative values in high-yield bonds is to compare their yields with those of 10-year Treasury bonds. The flight from risk and to quality caused spreads to widen dramatically (see the Market Perspective on pages 3 and 4). If spreads return to more normal levels, high-yield bonds could perform very well.

WITH THAT OUTLOOK IN MIND, WHAT'S YOUR STRATEGY GOING FORWARD?

     It's a steady-at-the-helm approach--we're going to continue to keep the duration steady while we use careful credit analysis and security selection to find what we think are the best bonds in the market. That's the same strategy that helped the fund to solid performance from its inception through the market peak in July. This orientation means we're likely to hang on to our finance and telecommunications bonds, despite recent difficulties.

[right margin]

"WE THINK HIGH-YIELD BONDS REPRESENT VERY GOOD VALUES RIGHT NOW."

PORTFOLIO COMPOSITION BY CREDIT RATING
                  % OF FUND INVESTMENTS
                  AS OF             AS OF
                10/31/98           4/30/98
AAA                8%                6%
BB                13%                6%
B                 67%               74%
CCC                1%                2%
UNRATED           11%               12%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 21 for more information.

"WE'RE LIKELY TO HANG ON TO OUR FINANCE AND TELECOMMUNICATIONS BONDS, DESPITE RECENT DIFFICULTIES."


                                                  www.americancentury.com      9


High-Yield--Schedule of Investments
--------------------------------------------------------------------------------
OCTOBER 31, 1998

Principal Amount                                                      Value
--------------------------------------------------------------------------------
CORPORATE BONDS--91.2%
AUTOMOBILES & AUTO PARTS--3.0%
              $1,000,000   Stanadyne Automotive Corp.,
                              Series B, 10.25%, 12/15/07
                              (Acquired 12/4/97-7/21/98,
                              Cost $1,016,875)(1)                    $947,500
                                                                 --------------
BANKING--4.8%
               1,000,000   Bay View Capital Corp., 9.125%,
                              8/15/02                                 882,496
                 790,000   Ocwen Capital Trust I, 10.875%,
                              8/1/27                                  608,300
                                                                 --------------
                                                                    1,490,796
                                                                 --------------
BROADCASTING & MEDIA--3.1%
                 500,000   Chancellor Media Corp., 9.00%,
                              10/1/08 (Acquired 9/25/98,
                              Cost $500,000)(1)                       502,500
                 500,000   Fox Family Worldwide Inc., 9.25%,
                              11/1/07                                 470,000
                                                                 --------------
                                                                      972,500
                                                                 --------------
BUSINESS SERVICES & SUPPLIES--5.1%
                 500,000   Donnelley (R.H.) Corp., 9.125%,
                              6/1/08 (Acquired 6/2/98,
                              Cost $500,000)(1)                       500,000
                 250,000   Elgar Holdings Inc., 9.875%,
                              2/1/08                                  217,500
                 500,000   Intertek Finance PLC, Series B,
                              10.25%, 11/1/06                         448,125
                 500,000   Unicco Service/Finance, Series B,
                           9.875%, 10/15/07 (Acquired
                              10/14/97, Cost $497,650)(1)             440,000
                                                                 --------------
                                                                    1,605,625
                                                                 --------------
COMMUNICATIONS EQUIPMENT--0.9%
                 500,000   Telehub Communications Corp.,
                            12.43%, 7/31/05 (Acquired
                              7/28/98, Cost $334,215)(1)(2)           267,500
                                                                 --------------
COMMUNICATIONS SERVICES--5.2%
                 750,000   21st Century Telecom Group,
                              11.04%, 2/15/08(2)                      310,313
                 500,000   Intermedia Capital Partners,
                              11.25%, 8/1/06                          543,125
                 500,000   Intl. Cabletel Inc., 9.11%, 2/1/06(2)      386,875
                 750,000   RCN Corp., 10.08%, 10/15/07(2)             390,000
                                                                 --------------
                                                                    1,630,313
                                                                 --------------
COMPUTER SOFTWARE & SERVICES--3.1%
               1,000,000   ICG Services Inc., 9.14%,
                              2/15/08(2)                              461,250
                 500,000   PSINet Inc., Series B, 10.00%,
                            2/15/05 (Acquired 4/7/98,
                              Cost $500,000)(1)                       490,000
                                                                 --------------
                                                                      951,250
                                                                 --------------

Principal Amount                                                      Value
--------------------------------------------------------------------------------
ELECTRICAL & ELECTRONIC
COMPONENTS--3.9%
              $  250,000   International Utility Structures Inc.,
                              10.75%, 2/1/08                         $216,250
                 500,000   MCMS, Inc., Series B, 9.75%,
                              3/1/08                                  320,625
                 750,000   Trench Electric & Trench Inc.,
                              10.25%, 12/15/07                        690,000
                                                                 --------------
                                                                    1,226,875
                                                                 --------------
ENERGY (PRODUCTION & MARKETING)--8.2%
                 250,000   Belco Oil & Gas Corp., Series B,
                              10.50%, 4/1/06                          235,000
                 525,000   Cross Timbers Oil Co., Series B,
                             9.25%, 4/1/07 (Acquired
                                3/30/98-4/30/98,
                              Cost $551,344)(1)                       483,000
                 750,000   Kelley Oil & Gas Corp., 10.375%,
                              10/15/06                                600,938
                 500,000   Ocean Energy, Inc., Series B,
                              8.875%, 7/15/07                         497,500
                 250,000   Octel Developments plc, 10.00%,
                            5/1/06 (Acquired 5/1/98,
                              Cost $250,000)(1)                       243,438
                 500,000   Snyder Oil Corp., 8.75%, 6/15/07           493,750
                                                                 --------------
                                                                    2,553,626
                                                                 --------------
ENERGY (SERVICES)--1.6%
                 250,000   Trico Marine Services, Inc.,
                             Series F, 8.50%, 8/1/05
                               (Acquired 12/18/97,
                              Cost $250,625)(1)                       210,000
                 500,000   Universal Compression Inc.,
                            9.02%, 2/15/08 (Acquired
                              2/13/98, Cost $309,200)(1)(2)           290,000
                                                                 --------------
                                                                      500,000
                                                                 --------------
ENVIRONMENTAL SERVICES--2.8%
               1,000,000   Envirosource, Inc., 9.75%,
                              6/15/03                                 871,250
                                                                 --------------
FINANCIAL SERVICES--2.9%
                 750,000   AMRESCO, INC., Series 1998 A,
                              9.875%, 3/15/05                         450,000
                 500,000   Metris Companies Inc., 10.00%,
                              11/1/04                                 455,625
                                                                 --------------
                                                                      905,625
                                                                 --------------
HEALTHCARE--0.7%
                 250,000   Magellan Health Services, Inc.,
                            9.00%, 2/15/08 (Acquired
                              2/5/98, Cost $250,000)(1)               213,125
                                                                 --------------
MACHINERY & EQUIPMENT--6.8%
                 750,000   Goss Graphic Systems Inc.,
                              12.00%, 10/15/06                        667,500
                 500,000   Key Components, Inc., 10.50%,
                            6/1/08 (Acquired 5/21/98,
                              Cost $500,000)(1)                       480,625

                                              See Notes to Financial Statements


10      1-800-345-2021


High-Yield--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
OCTOBER 31, 1998

Principal Amount                                                      Value
--------------------------------------------------------------------------------
              $1,000,000   United Rentals, Inc., 9.50%,
                              6/1/08 (Acquired
                              5/21/98-7/7/98,
                              Cost $1,007,813)(1)                    $985,000
                                                                 --------------
                                                                    2,133,125
                                                                 --------------
PAPER & FOREST PRODUCTS--6.2%
                 750,000   Ainsworth Lumber Co. Ltd., PIK,
                              12.50%, 7/15/07                         668,438
                 500,000   Gaylord Container Corp., Series B,
                            9.75%, 6/15/07 (Acquired
                                9/30/97-1/15/98,
                              Cost $499,063)(1)                       381,250
                 500,000   Grupo Industrial Durango, S.A. de
                              C.V., 12.625%, 8/1/03                   378,750
                 355,000   Printpack Inc., 10.625%,
                              8/15/06                                 351,894
                 250,000   Repap New Brunswick, 10.625%,
                              4/15/05                                 165,000
                                                                 --------------
                                                                    1,945,332
                                                                 --------------
RETAIL (SPECIALTY)--2.8%
                 250,000   Diamond Triumph Auto, 9.25%,
                              4/1/08 (Acquired 3/25/98,
                              Cost $250,000)(1)                       243,750
                 750,000   Sonic Automotive, Inc., 11.00%,
                            8/1/08 (Acquired 7/28/98,
                              Cost $744,375)(1)                       630,000
                                                                 --------------
                                                                      873,750
                                                                 --------------
RUBBER & PLASTICS--3.2%
                 750,000   Day International Group Inc.,
                              9.50%, 3/15/08                          679,688
                 500,000   Graham Packaging Co., Series B,
                              9.46%, 1/15/09(2)                       315,000
                                                                 --------------
                                                                      994,688
                                                                 --------------
STEEL--3.5%
                 750,000   GS Technologies, 12.25%,
                              10/1/05                                 645,938
                 500,000   Keystone Consolidated Industries,
                              Inc., 9.625%, 8/1/07 (Acquired
                              9/30/97-10/1/97,
                              Cost $514,063)(1)                       450,625
                                                                 --------------
                                                                    1,096,563
                                                                 --------------
TELEPHONE COMMUNICATIONS--11.5%
               1,000,000   Allegiance Telecom Inc., Series B,
                              10.64%, 2/15/08(2)                      410,000
               1,000,000   DTI Holdings Inc., Series B,
                              11.25%, 3/1/08(2)                       327,500
                 500,000   Global Crossing Holdings Ltd.,
                            9.625%, 5/15/08 (Acquired
                              5/13/98, Cost $496,075)(1)              490,000
               1,000,000   GST USA, Inc., 9.63%,
                              12/15/05(2)                             655,000
                 750,000   IDT Corp., 8.75%, 2/15/06                  661,875

Principal Amount/Shares                                                Value
--------------------------------------------------------------------------------
              $  250,000   Intermedia Communications Inc.,
                              8.97%, 7/15/02(2)                      $168,750
                 500,000   Qwest Communications
                           International Inc., 7.50%,
                           11/1/08 (Acquired 10/28/98,
                            Cost $496,620)(1) 508,750
                 500,000   Qwest Communications
                          International Inc., Series B,
                             6.99%, 2/1/03 (Acquired
                              7/9/98, Cost $366,875)(1)(2)            367,500
                                                                 --------------
                                                                    3,589,375
                                                                 --------------
TRANSPORTATION--3.1%
                 750,000   Atlas Air, Inc., 10.75%, 8/1/05            738,750
                 250,000   Kitty Hawk, Inc., 9.95%,
                              11/15/04                                240,000
                                                                 --------------
                                                                      978,750
                                                                 --------------
 WIRELESS COMMUNICATIONS--8.8%
                 500,000   Centennial Cellular Corp., 8.875%,
                              11/1/01                                 503,125
                 250,000   Metrocall, Inc., 10.375%,
                              10/1/07                                 233,750
                 250,000   Microcell Telecommunications Inc.,
                              11.36%, 6/1/06(2)                       164,063
                 500,000   NEXTEL Communications, Inc.,
                              8.47%, 8/15/04(2)                       468,750
                 750,000   Orange plc, 8.00%, 8/1/08                  738,750
                 500,000   Paging Network, Inc., 10.00%,
                              10/15/08                                486,250
                 500,000   Telesystem International Wireless
                              Inc., Series C, 9.56%, 11/1/07
                              (Acquired 10/22/97,
                              Cost $299,575)(1)(2)                    160,000
                                                                 --------------
                                                                    2,754,688
                                                                 --------------
TOTAL CORPORATE BONDS                                              28,502,256
                                                                 --------------
   (Cost $33,244,631)

PREFERRED STOCKS & WARRANTS--0.7%
COMPUTER SOFTWARE & SERVICES--0.7%
                     257   Concentric Network Corp.                   193,393
                                                                 --------------
TELEPHONE COMMUNICATIONS(3)
                   1,000   Allegiance Telecom Inc. Warrants             2,125
                   5,000   DTI Holdings Inc. Warrants                   5,625
                                                                 --------------
                                                                        7,750
                                                                 --------------
TOTAL PREFERRED STOCKS & WARRANTS                                     201,143
                                                                 --------------
   (Cost $250,000)

See Notes to Financial Statements


                                                 www.americancentury.com      11


High-Yield--Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)
OCTOBER 31, 1998

Principal Amount                                                      Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS--8.1%
              $2,540,000   FHLMC Discount Notes, 5.42%,
                              11/2/98(4)                           $2,540,000
                                                                 --------------
   (Cost $2,539,618)

TOTAL INVESTMENT SECURITIES--100.0%                               $31,243,399
                                                                 ==============
   (Cost $36,034,249)

NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation

PIK = Payment in Kind. Coupon payments may be in the form of additional bonds.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 1998, was $9,284,563, which represented 28.8% of net assets. None of these securities are considered to be illiquid.

(2) Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.

(3) Industry is less than 0.05% of total investment securities.

(4) Rate disclosed is the yield to maturity at purchase.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments the fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal (dollar) amount of each bond or the number of shares of each stock

* the market value of each investment

* the percentage of total investments in each industry

* the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


12      1-800-345-2021


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
OCTOBER 31, 1998

ASSETS
Investment securities, at value
  (identified cost of $36,034,249) (Note 3) ..............        $  31,243,399
Cash .....................................................              380,312
Receivable for investments sold ..........................              505,000
Interest receivable ......................................              683,539
                                                                  -------------
                                                                     32,812,250
                                                                  -------------
LIABILITIES
Disbursements in excess
  of demand deposit cash .................................               19,615
Payable for investments purchased ........................              496,620
Payable for capital shares redeemed ......................               30,429
Accrued management fees (Note 2) .........................               23,367
Dividends payable ........................................               13,286
                                                                  -------------
                                                                        583,317
                                                                  -------------
Net Assets ...............................................        $  32,228,933
                                                                  =============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ...............................................          200,000,000
                                                                  =============

Outstanding ..............................................            3,692,330
                                                                  =============

Net Asset Value Per Share ................................        $        8.73
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) ..................        $  36,989,804
Accumulated undistributed net realized
  gain from investment transactions ......................               29,979
Net unrealized depreciation
  on investments (Note 3) ................................           (4,790,850)
                                                                  -------------
                                                                  $  32,228,933
                                                                  =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); net gains earned but not yet paid out to shareholders or net losses on investment activity (known as realized gains or losses); and gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakout tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                 www.americancentury.com      13


Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME
Income:
Interest ................................................           $ 2,536,595
                                                                    -----------
Expenses (Note 2):
Management fees .........................................               245,103
Directors' fees and expenses ............................                   231
                                                                    -----------
                                                                        245,334
                                                                    -----------
Net investment income ...................................             2,291,261
                                                                    -----------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
(NOTE 3)
Net realized gain on investments ........................                29,979
Change in net unrealized
  depreciation on investments ...........................            (4,679,178)
                                                                    -----------
Net realized and unrealized
  loss on investments ...................................            (4,649,199)
                                                                    -----------
Net Decrease in Net Assets
  Resulting from Operations .............................           $(2,357,938)
                                                                    ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* interest income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                                              See Notes to Financial Statements


14      1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 1998 AND PERIOD SEPTEMBER 30, 1997 (INCEPTION) THROUGH OCTOBER 31, 1997

Increase in Net Assets:                               1998             1997

OPERATIONS
Net investment income ....................      $  2,291,261       $     69,472
Net realized gain on investments .........            29,979               --
Change in net unrealized
  depreciation on investments ............        (4,679,178)          (111,672)
                                                ------------       ------------
Net decrease in net assets
  resulting from operations ..............        (2,357,938)           (42,200)
                                                ------------       ------------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income ...............        (2,291,261)           (69,472)
                                                ------------       ------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ................        59,205,875         11,671,040
Proceeds from reinvestment
  of distributions .......................         1,965,445             65,996
Payments for shares redeemed .............       (35,365,180)          (553,372)
                                                ------------       ------------
Net increase in net assets
  from capital share transactions ........        25,806,140         11,183,664
                                                ------------       ------------
Net increase in net assets ...............        21,156,941         11,071,992

NET ASSETS
Beginning of period ......................        11,071,992               --
                                                ------------       ------------
End of period ............................      $ 32,228,933       $ 11,071,992
                                                ============       ============

TRANSACTIONS IN
SHARES OF THE FUND
Sold .....................................         5,938,245          1,166,684
Issued in reinvestment
  of distributions .......................           200,982              6,666
Redeemed .................................        (3,564,707)           (55,540)
                                                ------------       ------------
Net increase .............................         2,574,520          1,117,810
                                                ============       ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                 www.americancentury.com      15


Notes to Financial Statements
--------------------------------------------------------------------------------
OCTOBER 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Benham High-Yield Fund (the
Fund) is one of the twelve series of funds issued by the Corporation. The Fund's investment objective is to seek high current income by investing in a diversified portfolio of high-yielding corporate bonds, debentures and notes. The Fund invests primarily in lower-rated debt securities, which are subject to greater credit risk and consequently offer higher yield. Securities of this type are subject to substantial risks including price volatility, liquidity risk and default risk. The Fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class had not commenced as of the report date. The following significant accounting policies are in accordance with generally accepted accounting principles.

     SECURITY VALUATIONS--Portfolio securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS--It is the Fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     ADDITIONAL INFORMATION--Funds Distributor, Inc. (FDI) is the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.


16      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                     (Continued)
OCTOBER 31, 1998

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will by paid by ACIM. The fee is computed daily and paid monthly based on the Fund's class average closing net assets during the previous month. The annual management fee for the Investor Class is 0.90%.

     The Board of Directors adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the Corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases and sales of securities, excluding short-term investments, were $38,703,183 and $16,861,743, respectively.

     As of October 31, 1998, accumulated net unrealized depreciation was $4,796,775, based on the aggregate cost of investments for federal income tax purposes of $36,040,174, which consisted of unrealized appreciation of $22,763 and unrealized depreciation of $4,819,538.


                                                 www.americancentury.com      17


High-Yield--Financial Highlights
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                    1998            1997(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ......     $     9.91       $    10.00
                                                ----------       ----------
Income From Investment Operations
  Net Investment Income ...................           0.83             0.06
  Net Realized and Unrealized
  Loss on Investment Transactions .........          (1.18)           (0.09)
                                                ----------       ----------
Total From Investment Operations ..........          (0.35)           (0.03)
                                                ----------       ----------
Distributions
  From Net Investment Income ..............          (0.83)           (0.06)
                                                ----------       ----------
Net Asset Value, End of Period ............     $     8.73       $     9.91
                                                ==========       ==========
  Total Return(2) .........................          (4.09)%          (0.27)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .....................           0.90%            0.90%(3)
Ratio of Net Investment Income
to Average Net Assets .....................           8.41%            7.39%(3)
Portfolio Turnover Rate ...................             85%            --
Net Assets, End of Period
(in thousands) ............................     $   32,229       $   11,072

(1) September 30, 1997 (inception) through October 31, 1997.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less, if the fund is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* distributions of income and capital gains paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced

                                              See Notes to Financial Statements


18      1-800-345-2021


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Century - Benham High-Yield Fund (the "Fund"), one of the funds comprising American Century Mutual Funds, Inc., as of October 31, 1998, and the related statements of operations for the year then ended and changes in net assets for the year then ended and for the period September 30, 1997 (inception) through October 31, 1997, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Century - Benham High Yield Fund as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Kansas City, Missouri
December 8, 1998


                                                 www.americancentury.com      19


Retirement Account Information
--------------------------------------------------------------------------------

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


20      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     HIGH-YIELD seeks to provide a high level of interest income by investing in a diversified portfolio of high-yielding fixed-income securities. As a secondary objective, the fund seeks capital appreciation. The fund invests primarily in lower-quality corporate bonds, with an emphasis on securities rated BB or B. The fund has no average maturity limitations, but it typically invests in intermediate- and long-term bonds.

     Lower-rated bonds may be subject to greater default risk, liquidity risk, and price volatility.

COMPARATIVE INDICES

     The index listed below is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The DLJ HIGH YIELD INDEX is a broad index of corporate bonds with credit ratings below investment grade. The index has an average maturity of 8 years and an average credit rating of BB/B.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year. The Lipper category for High-Yield is:

     HIGH CURRENT YIELD FUNDS--funds that aim at high current yield from fixed-income securities. No quality or maturity restrictions; funds tend to invest in lower-grade debt issues.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. Ratings are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     Securities rated AAA, AA, A, or BBB are considered "investment-grade" securities, meaning they are relatively safe from default. The High-Yield fund generally invests in securities that are below investment grade, including those with the following credit ratings:

     BB--securities that are less vulnerable to default than other lower-quality issues but do not quite meet investment-grade standards.

     B--securities that are more vulnerable to default than BB-rated securities but whose issuers are currently able to meet their obligations.

     CCC--securities that are currently vulnerable to default and are dependent on favorable economic or business conditions for the issuers to meet their obligations.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

[right margin]

INVESTMENT TEAM LEADERS
  PORTFOLIO MANAGER
     THERESA FENNELL
  HIGH-YIELD ANALYSTS
     MICHAEL DIFLEY
     TANYA FLEISCHER


                                                 www.americancentury.com      21



Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 18.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by the fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF FIXED-INCOME SECURITIES

* CORPORATE BONDS--debt securities or instruments issued by companies and corporations. Short-term corporate securities are typically issued to raise cash and cover current expenses in anticipation of future revenues; longer-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.


22      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24      1-800-345-2021


[inside back cover]

American Century Funds

Benham Group(reg.sm)
TAXABLE BOND FUNDS
U.S. Treasury & Government
   Short-Term Treasury
   Short-Term Government
   GNMA
   Intermediate-Term Treasury
   Long-Term Treasury
   Inflation-Adjusted Treasury
   Target Maturities Trust: 2000
   Target Maturities Trust: 2005
   Target Maturities Trust: 2010
   Target Maturities Trust: 2015
   Target Maturities Trust: 2020
   Target Maturities Trust: 2025
Corporate & Diversified
   Limited-Term Bond
   Intermediate-Term Bond
   Bond
   Premium Bond
   High-Yield Bond
International
   International Bond

TAX-FREE & MUNICIPAL BOND FUNDS
Multiple-State
   Limited-Term Tax-Free
   Intermediate-Term Tax-Free
   Long-Term Tax-Free
   High-Yield Municipal
Single-State
   Arizona Intermediate-Term Municipal
   California High-Yield Municipal
   California Insured Tax-Free
   California Intermediate-Term Tax-Free
   California Limited-Term Tax-Free
   California Long-Term Tax-Free
   Florida Intermediate-Term Municipal

MONEY MARKET FUNDS
Taxable
   Capital Preservation
   Government Agency Money Market
   Premium Capital Reserve
   Premium Government Reserve
   Prime Money Market
Tax-Free & Municipal
   California Municipal Money Market
   California Tax-Free Money Market
   Florida Municipal Money Market
   Tax-Free Money Market

AMERICAN CENTURY[reg.sm] GROUP
Asset Allocation Funds
   Strategic Allocation: Conservative
   Strategic Allocation: Moderate
   Strategic Allocation: Aggressive
Balanced Fund
   Balanced
Conservative Equity Funds
   Income and Growth
   Equity Income
   Value
   Equity Growth
Specialty Funds
   Utilities
   Real Estate
   Global Natural Resources
   Global Gold
Small Cap Funds
   Small Cap Quantitative
   Small Cap Value

TWENTIETH CENTURY GROUP
Growth Funds
   Select
   Heritage
   Growth
   Ultra
Aggressive Growth Funds
   Vista
   Giftrust
   New Opportunities
International Growth Funds
   International Growth
   International Discovery
   Emerging Markets

GLOBAL
   Global Growth


Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[right margin]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY MUTUAL FUNDS, INC.


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.


[recycled logo]
Recycled


[back cover]


American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9812                              (c)1998 American Century Services Corporation
SH-BKT-14772                                            Funds Distributor, Inc.